PowerShares Exchange-Traded

Fund Trust II

PowerShares 1-30 Laddered Treasury Portfolio (NYSE Arca, Inc. – PLW)

PowerShares Build America Bond Portfolio (NYSE Arca, Inc. – BAB)

PowerShares CEF Income Composite Portfolio (NYSE Arca, Inc. – PCEF)

PowerShares Chinese Yuan Dim Sum Bond Portfolio
(NYSE Arca, Inc. – DSUM)

PowerShares Convertible Securities Portfolio (NYSE Arca, Inc. – CVRT)

PowerShares Emerging Markets Sovereign Debt Portfolio
(NYSE Arca, Inc. – PCY)

PowerShares Fundamental High Yield® Corporate Bond Portfolio
(NYSE Arca, Inc. – PHB)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio
(NYSE Arca, Inc. – PFIG)

PowerShares Insured California Municipal Bond Portfolio
(NYSE Arca, Inc. – PWZ)

PowerShares Insured National Municipal Bond Portfolio
(NYSE Arca, Inc. – PZA)

PowerShares Insured New York Municipal Bond Portfolio
(NYSE Arca, Inc. – PZT)

PowerShares International Corporate Bond Portfolio
(NYSE Arca, Inc. – PICB)

PowerShares Preferred Portfolio (NYSE Arca, Inc. – PGX)

PowerShares Senior Loan Portfolio (NYSE Arca, Inc. – BKLN)

PowerShares VRDO Tax-Free Weekly Portfolio (NYSE Arca, Inc. – PVI)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares 1-30 Laddered Treasury Portfolio

8	PowerShares Build America Bond Portfolio

14	PowerShares CEF Income Composite Portfolio

21	PowerShares Chinese Yuan Dim Sum Bond Portfolio

27	PowerShares Convertible Securities Portfolio

32	PowerShares Emerging Markets Sovereign Debt Portfolio

37	PowerShares Fundamental High Yield® Corporate Bond Portfolio

42	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

46	PowerShares Insured California Municipal Bond Portfolio

52	PowerShares Insured National Municipal Bond Portfolio

58	PowerShares Insured New York Municipal Bond Portfolio

64	PowerShares International Corporate Bond Portfolio

69	PowerShares Preferred Portfolio

75	PowerShares Senior Loan Portfolio

82	PowerShares VRDO Tax-Free Weekly Portfolio

88	Additional Information About the Funds' Strategies and Risks

119	Tax-Advantaged Structure of ETFs

119	Portfolio Holdings

120	Management of the Funds

123	How to Buy and Sell Shares

124	Frequent Purchases and Redemptions of Fund Shares

125	Dividends, Distributions and Taxes

129	Distributor

129	Net Asset Value

130	Fund Service Providers

131	Financial Highlights

147	Index Providers

149	Disclaimers

157	Premium/Discount Information

157	Other Information

2

PowerShares
1-30 Laddered Treasury Portfolio

Summary Information

Investment Objective

The PowerShares 1-30 Laddered Treasury Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

3

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Underlying Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Mergent, Inc., ALM Research Solutions, LLC ("ALM") and Ryan Holdings, LLC ("Ryan") (collectively, "Ryan/Mergent" or the "Index Provider") allows a six-month maturity deviation if securities with a desired maturity date are not available. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Underlying Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

4

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

5

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.35% (4th Quarter 2008)	(6.16)% (2nd Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	20.30%	10.01%
Return After Taxes on Distributions	18.94%	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	13.09%	7.80%
Ryan/Mergent 1-30 Year Treasury Laddered Index (reflects no deduction for fees, expenses or taxes)	20.68%	10.37%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.81%	6.86%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

6

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

7

PowerShares
Build America Bond Portfolio

Summary Information

Investment Objective

The PowerShares Build America Bond Portfolio (the "Fund") seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Build America Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

8

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the "Act") or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("Build America Bonds") and that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Company, Inc. ("S&P") and Fitch Ratings, Inc. ("Fitch")).

Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Under the terms of the Act, issuers of "direct pay" Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits.

Because Congress did not extend the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy. The Adviser will monitor the Fund's holdings and may propose changes to the Fund's investment strategies to the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust II (the "Trust") that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

9

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond's issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. Although Build America Bonds only are authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, it is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Risk of Limited Issuance. There can be no assurance that Build America Bonds will be actively traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

10

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

11

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.22% (3rd Quarter 2011)	(5.15)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/17/09)
Return Before Taxes	20.99%	12.78%
Return After Taxes on Distributions	20.99%	12.78%
Return After Taxes on Distributions and Sale of Fund Shares	15.79%	11.72%
BofA Merrill Lynch Build America Bond Index (reflects no deduction for fees, expenses or taxes)	22.60%	12.42%
BofA Merrill Lynch U.S. Treasuries 15+ Year Index (reflects no deduction for fees, expenses or taxes)	31.73%	15.71%
BofA Merrill Lynch U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	7.51%	7.63%

12

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

13

PowerShares
CEF Income Composite Portfolio

Summary Information

Investment Objective

The PowerShares CEF Income Composite Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	1.06%
Total Annual Fund Operating Expenses	1.56%

(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying Funds (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$159	$493	$850	$1,856

14

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Underlying Index. The Fund is a "fund of funds," as it invests its assets in the common shares of funds included in the Underlying Index rather than in individual securities (the "Underlying Funds"). S-Network Global Indexes, LLC (the "Index Provider") compiles, maintains and calculates the Underlying Index, which tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of the Fund

The following summarizes the principal risks of the Fund.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Investments in Closed-End Investment Companies. The shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value ("NAV"). The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

15

The Fund is subject to provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one Underlying Fund to 3% of the Underlying Fund's total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Interest Rate Risk. Fixed-income securities' prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund's Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and

16

at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund's leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund's NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund's performance.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Concentration Risk. If an Underlying Fund is focused in an industry or sector, the value of the Underlying Fund's shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities or across more industries or sectors.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and

17

revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund's portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies.

Recent Developments in Financial Markets. Developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad have caused firms in the financial services sector to take significant losses. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. A significant decline in the value of an Underlying Fund's portfolio likely would result in a significant decline in the value of an investment in the Underlying Fund.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

See "Additional Information About the Funds' Strategies and Risks — Risks of Investing in Underlying Funds."

Market Risk. The Underlying Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Funds.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

18

Sampling Risk. The Fund's use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
5.97% (4th Quarter 2011)	(11.01)% (3rd Quarter 2011)

19

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (02/19/10)
Return Before Taxes	0.61%	4.80%
Return After Taxes on Distributions	(2.29)%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	0.42%	2.34%
S-Network Composite Closed-End Fund IndexSM (reflects no deduction for fees, expenses or taxes)	1.22%	5.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	9.54%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	April 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

20

PowerShares
Chinese Yuan Dim Sum Bond Portfolio

Summary Information

Investment Objective

The PowerShares Chinese Yuan Dim Sum Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.45%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.46%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

(2)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the funds disclosed in each fund's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although

21

your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$47	$148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (September 23, 2011) through the most recent fiscal year, the Fund's portfolio turnover was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in Yuan-denominated bonds that comprise the Underlying Index. The Underlying Index measures the performance of Chinese Yuan-denominated "Dim Sum" bonds that are issued and settled outside of mainland China. Dim Sum bonds are Yuan-denominated and generally issued in Hong Kong by a variety of entities ranging from governments to corporations.

The Underlying Index is designed to provide exposure to Chinese Yuan-denominated bonds that are issued and settled outside of mainland China. The Underlying Index, strictly in accordance with its existing guidelines and mandated procedures, includes fixed-rate securities issued by governments, agencies, supranationals, and corporations. The bonds within the Underlying Index generally have a fixed rate coupon (excluding zeros), a minimum maturity of one year and a minimum size outstanding of 1 billion Yuan. The bonds that comprise the Underlying Index are rated investment grade. Citigroup Index LLC (the "Index Provider") rebalances the Underlying Index monthly. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than

22

securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Offshore Investor Risk. There are special risks associated with investing in securities designed to provide exposure to Chinese Yuan, such as Yuan-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government's actions may not be transparent or predictable. As a result, the value of the Yuan, and the value of Yuan-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Capital Controls Risk. Adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose "capital controls." Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government's imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares, and may cause the Fund to decline in value.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests at least 80% of its assets in Chinese Yuan-denominated bonds issued and settled outside of mainland China. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings increases, as measured in the foreign currency, including securities denominated in the Chinese Yuan. The Yuan currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, such as Yuan-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund's performance and increase the volatility of an investment in the Fund. The Chinese government's policies on currency, control and repatriation restrictions are subject to change, and the Fund's or the shareholders' position may be adversely affected. In addition, if the Chinese currencies, the Renminbi, which is traded in mainland China, and the Yuan, which is traded offshore (traded as "CNH" in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The Underlying Index consists of Yuan-denominated debt securities issued or distributed

23

outside mainland China, however, the quantity of such debt securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, currently is limited.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Concentration Risk. A significant percentage of the Underlying Index may be composed of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Cash Redemption Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect redemptions principally for cash and partially in-kind, rather than primarily in-kind redemptions because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development to an issuer of bonds that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the

24

Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on September 23, 2011 and therefore does not yet have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also will be available on the Fund's website at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange

25

for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

26

PowerShares
Convertible Securities Portfolio

Summary Information

Investment Objective

The PowerShares Convertible Securities Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch All U.S. Convertibles IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.36%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

(2)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the funds disclosed in each fund's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although

27

your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$37	$116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (May 26, 2011) through the most recent fiscal year, the Fund's portfolio turnover was 3% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in convertible securities that comprise its Underlying Index. A convertible security is a fixed-income security that may be converted into, or exchanged for a prescribed amount of, common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States (including the over-the-counter ("OTC") market). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

28

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risk of default by the issuer. Convertible securities generally rank senior to common stock in a corporation's capital structure and can be subordinated to comparable nonconvertible securities. Moreover, convertible securities generally offer less attractive interest and dividend yields than comparable nonconvertible fixed-income securities. There tends to be an inverse correlation between the market value of convertible securities and increases in interest rates. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although any dividend changes or other changes in the underlying securities may affect the market prices of convertible securities.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

29

Concentration Risk. A significant percentage of the Underlying Index may be composed of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on May 26, 2011 and therefore does not yet have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also will be available on the Fund's website at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

30

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

31

PowerShares
Emerging Markets Sovereign Debt Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Sovereign Debt Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total

32

Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its existing guidelines and mandated procedures, Deutsche Bank Securities Inc. ("DB" or the "Index Provider") selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have more than three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Underlying Index has included bonds issued by the governments of Bulgaria, Brazil, Columbia, Croatia, El Salvador, Hungary, Indonesia, South Korea, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela; however, this universe of countries may change in accordance with DB's determination of eligible emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest

33

when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the

34

composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.16% (2nd Quarter 2009)	(8.74)% (4th Quarter 2008)

35

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	8.27%	8.00%
Return After Taxes on Distributions	6.18%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	5.31%	5.45%
DB Emerging Market USD Liquid Balanced Index (reflects no deduction for fees, expenses or taxes)	8.47%	9.22%
JP Morgan Emerging Markets Bond Global Index (reflects no deduction for fees, expenses or taxes)	8.46%	8.67%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.73%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

36

PowerShares
Fundamental High Yield® Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental High Yield® Corporate Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® High Yield Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate

37

was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in high yield corporate bonds that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only high yield corporate bonds with greater than one year to maturity and rated Ba1/BB+ or lower, but not below B3/B-, by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), qualify for inclusion in the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

38

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

39

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.36% (2nd Quarter 2009)	(21.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (11/15/07)
Return Before Taxes	5.94%	0.84%
Return After Taxes on Distributions	3.77%	(2.03)%
Return After Taxes on Distributions and Sale of Shares	3.83%	(1.02)%
RAFI® High Yield Bond Index(1) (reflects no deduction for fees, expenses or taxes)	7.41%	N/A
Barclays Capital U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	4.98%	8.14%
Blended – RAFI® High Yield Bond Index(2) (reflects no deduction for fees, expenses or taxes)	7.41%	17.98%

(1)  Effective August 2, 2010, the Fund's underlying index changed to the RAFI® High Yield Bond Index. Prior to August 2, 2010, the Fund's original underlying index was the Wells Fargo® High Yield Bond Index. "Since Inception" performance for the RAFI® High Yield Bond Index is not available because the Index did not commence calculation and publication until August 2, 2010.

(2)  The data shown as "Blended" is comprised of the performance of the original underlying index from Fund inception through the index conversion date, August 2, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2011.

40

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

41

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Investment Grade Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.22%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.22%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$23	$71

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the

42

Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (September 15, 2011) through the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index represents the performance of a theoretical portfolio of investment grade corporate bonds that must be rated BBB/Baa or higher by both Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on a major U.S. stock exchange. Only securities with greater than one year to maturity qualify for inclusion in the Underlying Index. In determining each individual security's relative weight within the Underlying Index, Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider") utilizes four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. A composite fundamental weight is calculated for each security by comparing its four fundamental variables against those of the other issuers in the Underlying Index universe. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

43

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Concentration Risk. A significant percentage of the Underlying Index may be composed of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

44

Performance

The Fund commenced operations on September 15, 2011 and therefore does not yet have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also will be available on the Fund's website at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

45

PowerShares
Insured California Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares Insured California Municipal Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

46

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and California state income tax and that comprise the Underlying Index, and generally expects to so invest at least 90% of its total assets. The Underlying Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service ("IRS")

47

determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

California Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. The deterioration of California's fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value ("NAV"), will experience greater volatility. In addition, further downgrades of California's general obligation bond rating could result in a reduction in the market value of the California municipal securities that the Fund holds, which could negatively impact the Fund's NAV and/or the distributions paid by the Fund.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Municipal Insurance Risk. A substantial portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in California and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders

48

in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund to not be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

49

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.03% (3rd Quarter 2009)	(7.17)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	12.45%	3.97%
Return After Taxes on Distributions	12.45%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	9.74%	4.03%
The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	14.78%	5.03%
Barclays Capital Municipal Insured Long 20 Year Index (reflects no deduction for fees, expenses or taxes)	14.11%	5.63%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	13.98%	5.91%
Barclays Capital U.S. Aggregate Index	7.84%	6.73%

50

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund's distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

51

PowerShares
Insured National Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares Insured National Municipal Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

52

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and that comprise the Underlying Index, and generally expects to so invest at least 90% of its total assets. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade insured tax-exempt debt publicly issued by a U.S. state or territory, or their political subdivisions, in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service ("IRS") determines that an issuer of a municipal security has not complied

53

with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A substantial portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the

54

composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

55

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	13.05%	4.32%
Return After Taxes on Distributions	13.05%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	4.35%
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	13.68%	5.32%
Barclays Capital Municipal Insured Long 20 Year Index (reflects no deduction for fees, expenses or taxes)	14.11%	5.63%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	13.98%	5.91%
Barclays Capital U.S. Aggregate Index	7.84%	6.73%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

56

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund's distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

57

PowerShares
Insured New York Municipal Bond Portfolio

Summary Information

Investment Objective

The PowerShares Insured New York Municipal Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

58

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax, New York State income tax and New York City income tax and that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or Puerto Rico or their political subdivisions in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue

59

Service ("IRS") determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

New York Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York and Puerto Rico.

Municipal Insurance Risk. A substantial portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

60

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

61

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.94% (3rd Quarter 2009)	(7.91)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	12.25%	3.70%
Return After Taxes on Distributions	12.25%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	9.60%	3.79%
The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	12.70%	4.87%
Barclays Capital Municipal Insured Long 20 Year Index (reflects no deduction for fees, expenses or taxes)	14.11%	5.63%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	13.98%	5.91%
Barclays Capital U.S. Aggregate Index	7.84%	6.73%

62

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund's distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

63

PowerShares
International Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares International Corporate Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

64

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures the performance of investment grade corporate bonds issued by non-U.S. issuers in the following currencies: Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), Swiss Franc (CHF), Danish Krone (DKK), New Zealand Dollar (NZD), Norwegian Krone (NOK) and Swedish Krona (SEK). The Underlying Index is generated and published under an agreement between Standard & Poor's® and Credit Suisse. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests in corporate bonds issued by non-U.S. companies and much of the income received by the Fund will be in foreign currencies. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may

65

have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

66

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
3.71% (1st Quarter 2011)	(5.30)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/03/10)
Return Before Taxes	1.59%	7.49%
Return After Taxes on Distributions	0.25%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.06%	5.61%
S&P International Corporate Bond Index® (reflects no deduction for fees, expenses or taxes)	3.26%	9.45%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (reflects no deduction for fees, expenses or taxes)	2.69%	6.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

67

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

68

PowerShares
Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Preferred Portfolio (the "Fund") seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

69

During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary shares/receipts ("ADRs"). Most of the preferred securities included in the Underlying Index trade on national securities exchanges; however, a small percentage trade in the over-the-counter ("OTC") market. The Underlying Index may include Rule 144A securities. However, as of the date of this prospectus, Rule 144A securities represent less than 1% of the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch" or the "Index Provider") selects securities for the Underlying Index using a rules-based methodology. Qualifying securities must be rated investment grade (based on an average of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings, Inc. ("Fitch")) and must have an investment grade country risk profile (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may

70

be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADS, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities,

71

especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

72

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (01/31/08)
Return Before Taxes	3.26%	(2.10)%
Return After Taxes on Distributions	0.91%	(4.77)%
Return After Taxes on Distributions and Sale of Fund Shares	2.11%	(3.36)%
The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	3.76%	(0.98)%
S&P Preferred Index (reflects no deduction for fees, expenses or taxes)	(1.16)%	2.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.11)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

73

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

74

PowerShares
Senior Loan Portfolio

Summary Information

Investment Objective

The PowerShares Senior Loan Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver	0.10%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.76%

(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the funds disclosed in each fund's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.10% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage

75

commissions that investors may pay to buy and sell Shares of the Fund. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$78	$263	$466	$1,050

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (March 3, 2011) through the most recent fiscal year, the Fund's portfolio turnover was 49%.

Principal Investment Strategies

The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Underlying Index. The Adviser and the Fund's sub-adviser, Invesco Senior Secured Management, Inc. (the "Sub-Adviser"), define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities ("borrowers"). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender's portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

Standard & Poor's (the "Index Provider") compiles, maintains and calculates the Underlying Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund also may invest up to 20% of its assets in closed-end funds that invest all or a portion of their assets in senior loans and in other liquid instruments such as high yield securities (commonly known as "junk bonds"). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group

76

of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the net asset value ("NAV") of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the "SEC") or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable

77

information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower's or issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate

78

sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Reinvestment Risk. Proceeds from a current investment of the Fund, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Liquidity Risk. A majority of the Fund's assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Risks of Investing in Closed-End Funds. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund's portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund's investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of loans than are in the Underlying Index. As a result, an adverse development respecting a borrower of a loan held by the Fund could result

79

in a greater decline in NAV than would be the case if the Fund held all of the loans in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. For example, the Fund expects to invest up to 20% of its assets in closed-end funds that, in turn, invest in senior loans, to increase liquidity while providing exposure to senior loans.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

80

Performance

The Fund commenced operations on March 3, 2011 and therefore does not yet have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also will be available on the Fund's website at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Investment Sub-Adviser. Invesco Senior Secured Management, Inc.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Sub-Adviser/ Adviser/Trust	Date Began Managing the Fund
Scott Baskind	Head of Trading and Senior Portfolio Manager of the Sub-Adviser	Since inception

Gregory Stoeckle	Head of Global Bank Loans of the Sub-Adviser	Since inception

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations") in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

81

PowerShares
VRDO Tax-Free Weekly Portfolio

Summary Information

Investment Objective

The PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

82

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, Bloomberg Finance L.P. ("Bloomberg" or the "Index Provider") compiles and calculates the Underlying Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index must be rated in a "top" category (as defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the "top" category include those rated by Moody's Investors Services, Inc. ("Moody's") as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor's, a division of The McGraw-Hill Company, Inc. ("S&P") as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. ("Fitch") as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security

83

holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service ("IRS") determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. The municipal securities that the Fund holds may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

84

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. Additionally, the Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. In addition to the above, the Fund's correlation to its Underlying Index may be adversely affected by a low yield environment.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	0.07% (2nd Quarter 2010)

85

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/15/07)
Return Before Taxes	0.53%	1.41%
Return After Taxes on Distributions	0.53%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	1.41%
Bloomberg US Municipal AMT-Free Weekly VRDO Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	N/A
Barclays Capital Municipal 1 Year Index (reflects no deduction for fees, expenses or taxes)	1.58%	2.83%
Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index(2) (reflects no deduction for fees, expenses or taxes)	0.25%	4.62%

(1)  Effective August 5, 2010, the Fund's underlying index changed to the Bloomberg US Municipal AMT-Free Weekly VRDO Index. Prior to August 5, 2010, the Fund's original underlying index was the Thomson Municipal Market Data VRDO Index. "Since Inception" performance for the Bloomberg US Municipal AMT-Free Weekly VRDO Index is not available because the Index did not commence calculation and publication until August 5, 2010.

(2)  The data shown as "Blended" is comprised of the performance of the original underlying index from Fund inception through the index conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2011.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

86

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund's distributions other than net tax-exempt income generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

87

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 80% of its total assets in securities that comprise its respective Underlying Index (except PowerShares CEF Income Composite Portfolio, which will invest 90% of its total assets in securities of funds included in its Underlying Index). Each Fund uses an "indexing" investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns.

Each of PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio, generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

For each Fund (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio), because of the practical difficulties and expense of purchasing all of the securities in each Fund's respective Underlying Index, each Fund does not purchase all of the securities in its Underlying Index; instead, each Fund utilizes a "sampling" methodology to seek to achieve its respective investment objective. Sampling means that the Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) uses a quantitative analysis to select securities from the applicable Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. For all Funds except PowerShares CEF Income Composite Portfolio, these attributes and other characteristics include duration, maturity, credit quality, yield and coupon. For PowerShares CEF Income Composite Portfolio, these performance attributes and other characteristics include industry weightings, market capitalization and other financial characteristics of securities. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) generally expects each Fund that utilizes the sampling methodology to hold less than the total number of securities in the applicable Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund's investment objective.

There also may be instances in which the Adviser or Sub-Adviser, as applicable, may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser or Sub-Adviser believe are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize

88

various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund's Underlying Index is set forth below.

Ryan/Mergent 1-30 Year Treasury Laddered Index

The Underlying Index for the PowerShares 1-30 Laddered Treasury Portfolio is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted. The Index Provider selects a February maturity for each annual maturity. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists, then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. As of the date of this prospectus, there are no bonds for the years 2032 through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years, they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity bond so that there will be a continuous maturity "laddered" portfolio of approximately 30 securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

The BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index tracks the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories and their political subdivisions in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating, based on an average of Moody's, S&P and Fitch. In addition, qualifying securities must be "direct pay" (i.e., a direct federal subsidy is paid to the issuer). The call date on which a pre-refunded bond will be redeemed is used for purposes of determining qualification with respect to final maturity requirements. Original issue zero coupon bonds qualify for inclusion in the Index. All 144(a) securities, both with and without registration rights, and all defaulted securities are excluded from the Underlying Index.

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no

89

longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S-Network Composite Closed-End Fund IndexSM

For PowerShares CEF Income Composite Portfolio, the Index Provider reconstitutes and rebalances the Underlying Index quarterly. The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index's eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Underlying Index from a universe of approximately 350 closed-end funds that:

(i) are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds;

(ii) have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector;

(iii) trade on a recognized North American stock exchange that provides a "last closing price;"

(iv) have a minimum capitalization value greater than $100 million; and

(v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date.

A constituent in the Underlying Index also must maintain a total expense ratio below a certain threshold, which will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the record date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 10% of the eligibility threshold. The Index Provider will delete any current constituent from the Underlying Index that exceeds the eligibility threshold by more than 10%.

The Index Provider weights Underlying Index constituents based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Index Provider will exclude from the Underlying Index closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents) or more to their NAVs for the 10 business days prior to the Wednesday preceding the third Friday of the rebalancing month and closed-end funds whose market capitalization falls below $75 million on the rebalancing date.

Underlying Index values are calculated each trading day and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., Eastern Time, under the symbol "CEFC." Underlying Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's website (www.closedendfundindex.com) prior to the open on the next business day following the rebalancing date. The Index Provider will issue a press announcement identifying additions and deletions to the Underlying Index no later than the Monday following the third Friday of the rebalancing month. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates

90

for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Citigroup Custom Dim Sum (Offshore CNY) Bond Index

The Citigroup Custom Dim Sum (Offshore CNY) Bond Index is designed to provide exposure to Chinese Yuan-denominated bonds that are issued and settled outside of mainland China. The Underlying Index, strictly in accordance with its existing guidelines and mandated procedures, includes securities with a minimum maturity of one year and with an outstanding principal amount of CNY $1 billion. The Underlying Index is composed of Chinese Yuan-denominated bonds issued by governments, agencies, supranationals and credit securities, excluding synthetics, retails and CDs. There is no minimum rating requirement for inclusion in the Underlying Index. The Index Provider rebalances the Underlying Index monthly.

The BofA Merrill Lynch All U.S. Convertibles IndexSM

The Underlying Index for PowerShares Convertible Securities Index tracks the performance of U.S. dollar-denominated convertible securities sold in the U.S. market and publicly traded in the United States (including the OTC market). Securities must have an aggregate market value at issuance greater than or equal to $50 million. In addition, qualifying securities must be issued by companies with a significant footprint in the United States (as measured by revenues), denominated in U.S. dollars, not currently in bankruptcy (Chapter 11 issuers removed on filing date), and convertible into U.S. dollar-denominated common stock, American depositary receipts ("ADRs") or cash (i.e., an amount of cash linked to a specific number of shares of common stock).

Underlying Index constituents are market-value-weighted based on the convertible securities prices and outstanding shares. The Index Provider rebalances the Underlying Index daily. The Index Provider adds new issues on issue date and removes redeemed issues on the last conversion day (if a forced conversion) or on redemption day (if a cash call). The Index Provider removes issues that have depreciated below $40 million in market value at quarter end and adds back previously removed issues that have appreciated over $50 million in market value at quarter end.

DB Emerging Market USD Liquid Balanced Index

The Underlying Index for the PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad "Underlying Index Membership," which represents all of the bonds eligible for inclusion in the Underlying Index. The Index Provider first establishes a list of eligible countries on an annual basis based on ratings, size, liquidity and other considerations. Once the list of countries is set, the Index Provider generates the "Underlying Index Membership" by applying the criteria described below to all outstanding bonds:

–  Issued in U.S. dollars;

–  Sovereign bond;

–  More than three years remain to maturity at the time of selection;

–  Outstanding amount of $500 million or greater;

–  Fixed coupon bond; and

91

–  Not a Brady Bond, restructured bond, bond in default, floating bond, sinking bond, callable bond or putable bond.

The second phase of the construction process seeks to optimize both potential performance and liquidity, while limiting turnover within the Underlying Index constituents. The Index Provider achieves this by selecting one to three bonds for each eligible country from the "Underlying Index Membership" according to the following criteria:

(1) Each emerging market country with at least one eligible security will be included in the Underlying Index;

(2) Each emerging market country cannot have more than three securities included from the "Underlying Index Membership" list;

(3) Bonds within each emerging market country are selected on the basis of potential outperformance; and

(4) Each eligible emerging market country included will be given an equal weighting in the Underlying Index on March 1 of each year; and

(5) Within each eligible emerging market country, each bond is given an equal market value weight on March 1 of each year.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Index Provider generates the Underlying Index Membership on a quarterly basis, three business days before June 1, September 1 and December 1 of each year. Market values only are reset to equal between the eligible emerging market countries annually.

If an indexed bond defaults during the year, the Index Provider will replace it with another qualifying bond from the same country at month-end. Between the time the bond defaulted and month-end, the market value from the replaced bond is kept as cash. The Index Provider uses the cash to buy the replacing bond at ask price at month-end. If a replacement cannot be found for a defaulted bond from the same country, the Index Provider will remove the country from the Underlying Index at quarter-end. In the period between the default and the next quarter rebalancing, the market value from the replaced bond(s) is kept as cash. The Index Provider will re-invest the cash proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

RAFI® High Yield Bond Index

The Underlying Index for the PowerShares Fundamental High Yield® Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds registered for sale in the U.S. whose issuers are public companies listed on major U.S. stock exchanges. The Index Provider rebalances the Underlying Index at the end of every month and weights it according to a composite RAFI weight the Index Provider calculates for each eligible company. Composite RAFI weights are comprised of individual RAFI weights calculated for each company using each of the following four factors: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RAFI weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally weighted average of the remaining three metrics. The Index Provider will remove companies that receive a negative composite weight from the Underlying Index. All issues in the Underlying Index must have a minimum of one-year call protection. Poison puts and make-whole provisions, which allow the

92

creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt's maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells – 1 to 5 years and 5 to 10 years – and selects the largest issue per maturity cell. As a result, the Underlying Index will have up to two bonds per issuer. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue.

RAFI® Investment Grade Bond Index

The Underlying Index for PowerShares Fundamental Investment Grade Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds registered for sale in the U.S. whose issuers are public companies listed on a major U.S. stock exchange. Only securities rated BBB/Baa or higher by both Moody's and S&P, and which have greater than one year to maturity qualify for inclusion in the Underlying Index. The Index Provider rebalances the Underlying Index at the end of every month and weights the constituents annually on March 31 according to a composite Research Affiliates Fundamental Index® ("RAFI") weight that is calculated for each eligible company. Composite RAFI weights are comprised of individual RAFI weights calculated for each company for each of the following four factors: book value of assets, gross sales, gross dividends and cash flow. Each company thereby receives a composite RAFI weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. Companies that receive a negative composite weight are removed. All issues in the Underlying Index must have a minimum of one-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt's maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells – 1 to 5 years and 5 to 10 years – and selects the largest issue per maturity cell. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue. As a result, the Underlying Index will have up to two bonds per issuer.

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by California or Puerto Rico and their political subdivisions in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below BBB3. The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

93

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt long-term debt publicly issued by U.S. states and territories and their political subdivisions in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below BBB3. The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by New York or Puerto Rico and their political subdivisions in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon

94

schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below BBB3. The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S&P International Corporate Bond Index®

The Index Provider reconstitutes and rebalances the Underlying Index for the PowerShares International Corporate Bond Portfolio each month. To be included in the Underlying Index, each bond must meet a minimum threshold for the total outstanding value of such bond. This threshold will vary with the currency in which the bond is denominated. Each bond must be rated investment grade by Moody's or S&P. Each bond's lower rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing. Beginning with the March 2012 month-end rebalancing, and then annually each March thereafter, if there are more than ten eligible issuers for a given currency, 25% of the lowest-yielding bonds denominated in that currency will be removed from the universe of eligible instruments to enhance the yield of the Underlying Index. Any bonds removed from the universe of eligible instruments at the March 2012 rebalancing will not be eligible for inclusion in the Underlying Index until the next annual rebalancing.

The Index Provider first calculates the weight of a bond by dividing the outstanding Underlying Index market value for the bond by the total outstanding Underlying Index market value for the eligible universe, with all figures being converted to U.S. dollars using spot foreign exchange rates as of the monthly rebalancing date. Then, the Index Provider calculates the aggregated weight for each currency. If the aggregated weight for a currency is above the 50% cap, the Index Provider modifies the weighting of each bond in this currency by multiplying the initial weight by (0.5/aggregated weight) so that the modified aggregated weight for this currency is at 50%. The excess weight above the 50% cap is distributed to the remaining currencies according to each currency's aggregated weight.

95

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index is designed to track the performance of fixed rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities: (i) must be issued as public securities or through a Rule 144A filing; (ii) must be issued in $25, $50, or $100 par/liquidation preference increments; (iii) must have a fixed coupon or dividend schedule; and (iv) must have a minimum amount outstanding of $100 million. Fixed-to-floating rate securities also qualify for inclusion in the Underlying Index, provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed- to a floating-rate security. The Underlying Index includes preference shares (perpetual preferred securities), ADRs, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividends received reduction ("DRD")-eligible and non-DRD eligible preferred stock and senior debt. The Index Provider excludes from the Underlying Index auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments, such as repackaged securities, credit default swaps and $1,000 par securities.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S&P/LSTA U.S. Leveraged Loan 100 Index

The Underlying Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index ("LLI"), which covers more than 910 facilities.

Index Eligibility

All syndicated leveraged loans covered by the LLI universe are eligible for inclusion in the Underlying Index. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion in the LLI:

•  Senior secured first lien;

•  Minimum initial term of one year;

•  Minimum initial spread of 125 basis points over LIBOR;

•  U.S. dollar denominated; and

•  Par amount outstanding of $50 million or greater.

96

Par Amount Outstanding. Loan facilities included in the Underlying Index are among the largest first lien facilities from the LLI in terms of par amount outstanding.

Domicile. The Underlying Index covers all issuers regardless of origin; however, all facilities must be denominated in U.S. dollars.

2% Loan Cap. At each weekly review, facilities that exceed 2% of the market capitalization weight of the Underlying Index are reduced to 1.90%.

Index Committee

The Underlying Index is rules based, although the Underlying Index Committee reserves the right to exercise discretion when necessary.

Timing of Changes

•  Deletions. On a weekly basis, the Underlying Index Committee removes facilities from the Underlying Index when they no longer are priced by LSTA/LPC (Loan Pricing Corporation) Mark-to-Market Pricing or when the facility is repaid.

•  Additions. An Underlying Index addition generally is made only when a vacancy is created during the weekly review. Underlying Index additions are made according to par outstanding and overall liquidity. Liquidity is determined by the par outstanding and number of market bids available.

•  Rebalancing. The Underlying Index Committee rebalances the Underlying Index semi-annually to avoid excessive turnover and reviews the Underlying Index for deletions on a weekly basis. At the weekly review, additions may be needed to maintain 100 constituents and the Underlying Index Committee re-weights constituents to maintain the 2% Loan Cap. The Underlying Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Underlying Index for the PowerShares VRDO Tax-Free Weekly Portfolio is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index, and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a "top" category (as defined by the Index Provider) by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. Bonds in the "top" category include those rated by Moody's as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P as A- for long-term bonds or A-2 for short-term bonds; and by Fitch as A- for long-term bonds or F-2 for short-term bonds. The Index Provider rebalances the Underlying Index monthly, with individual bonds weighted by market value.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

97

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Municipal Securities Risk

PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds' portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

98

Build America Bonds Risk

Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected. No further issuance is permitted unless Congress renews the program at a future date.

Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond's issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. Although Build America Bonds only are authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds. The government is considering a wide variety of proposals to extend or modify the Build America Bonds program, including changes that would make it permanent, reduce the amount of subsidy, and allow proceeds to be used for certain private, non-municipal activities or for refinancing capital expenditures.

Tax Risk

For PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, there is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by that Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. The Index Providers for PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio rely on the bond issuer's prospectus

99

disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

Risk of Limited Issuance

For PowerShares Build America Bond Portfolio, there can be no assurance that Build America Bonds will be actively traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

California Municipal Securities Risk

Because PowerShares Insured California Municipal Bond Portfolio invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

On November 16, 2011, the Office of the Legislative Analyst ("LAO") released a report entitled "The 2012-13 Budget: California's Fiscal Outlook" ("Report") which forecasted a potential budget deficit of $3 billion at the end of 2011-12 and an operating shortfall in 2012-13 of $9.8 billion. California has experienced continued weakness in the housing industry and a slow reduction in the unemployment rate. The Report stated that "the state faces an ongoing, multibillion dollar annual deficit, even as state revenues expand." There can be no assurance that there will not be a further decline in economic conditions or that such decline will not adversely affect particular California municipal securities in the Fund's portfolio.

While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York Municipal Securities Risk

Because PowerShares Insured New York Municipal Bond Portfolio invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds the Fund holds. The growth rate of New York has at times been somewhat slower than the nation overall. Various financial,

100

social, economic and political factors, including the outcome of pending litigation including the state or its localities, also may affect the economic and financial condition of New York.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of PowerShares Insured California Municipal Bond Portfolio's and PowerShares Insured New York Municipal Bond Portfolio's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico. Historically, the Puerto Rican economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to U.S. corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may have adverse effects on the economy of Puerto Rico and, in turn, adversely affect the Puerto Rican municipal bonds held by the Fund. Economic difficulties in the United States and natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

Geographic Concentration Risk

Each of PowerShares Insured California Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolios will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York, California and Puerto Rico, as applicable.

Municipal Insurance Risk

The municipal securities held by PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance) or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue, whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more

101

of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Capital Controls Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose "capital controls." Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government's imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Offshore Investor Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, there are special risks associated with investing in securities designed to provide exposure to Chinese Yuan, such as Yuan-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government's actions may not be transparent or predictable. As a result, the value of the Yuan, and the value of Yuan-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Non-Investment Grade Securities Risk

PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Senior Loan Portfolio may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Funds may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value ("NAV") of a Fund's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

102

Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Chinese Yuan Dim Sum Bond Portfolio invest in sovereign debt. Investments in sovereign debt securities involve special risks. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, PowerShares Emerging Markets Sovereign Debt Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging Markets Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio invests in emerging markets sovereign debt. Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the Fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

Global Bonds Risk

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally,

103

investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Foreign Investment Risk

PowerShares Preferred Portfolio's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Preferred Securities Risk

PowerShares Preferred Portfolio may invest in preferred securities. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If PowerShares Preferred Portfolio owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security.

Financial Institutions Risk

PowerShares Preferred Portfolio may invest in financial institutions. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may

104

suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution. In addition, certain financial institutions are undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to their regulatory framework. The deterioration of the credit markets in recent years has caused an adverse impact on a broad range of financial markets, including mortgage, asset-backed, auction rate and other markets, thereby causing certain financial institutions to incur large losses. Certain financial institutions have experienced declines in the valuation of their assets and have even ceased operations.

Small and Medium Capitalization Company Risk

PowerShares Preferred Portfolio may invest in small and medium capitalization companies. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Variable Rate Debt Obligations Risk

For PowerShares VRDO Tax-Free Weekly Portfolio, there may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Currency Risk

Because the NAV of each of PowerShares International Corporate Bond Portfolio and PowerShares Chinese Yuan Dim Sum Bond Portfolio is determined in U.S. dollars, each Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Much of the income PowerShares International Corporate Bond Portfolio receives will be in foreign currencies. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign

105

currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

PowerShares Chinese Yuan Dim Sum Bond Portfolio invests at least 80% of its assets in Chinese Yuan-denominated bonds issued and settled outside of mainland China. The Yuan currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, such as Yuan-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund's performance and increase the volatility of an investment in the Fund. The Chinese government's policies on currency, control and repatriation restrictions are subject to change, and the Fund's or the shareholders' position may be adversely affected. In addition, if the Chinese currencies, the Renminbi, which is traded in mainland China, and the Yuan, which is traded offshore (traded as "CNH" in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that a Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Cash Transaction Risk

Unlike most ETFs, PowerShares International Corporate Bond Portfolio, PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio effect creations and redemptions principally for cash, rather than for in-kind securities, because of the nature of the Fund's investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Risk of Investing in Loans

For PowerShares Senior Loan Portfolio, investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan

106

resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most loans go down. When the general level of interest rates goes down, the prices of most loans go up.

Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Loans are subject to varying degrees of credit risk. All or a portion of the loans in which the Fund invests may be non-investment grade, which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the borrower. Loans rated or deemed to be of below investment grade quality are considered to have speculative characteristics. The value of lower quality loans can be more volatile due to increased sensitivity to adverse borrower, political, regulatory, market or economic developments. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio loans of borrowers that have filed for bankruptcy protection.

Although the loans in which the Fund invests generally are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. As a result, the Fund may not receive payments to which it is entitled.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it would negatively affect the Fund's investment. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. To the extent that a loan has been deemed illiquid, it will be subject to the Fund's restrictions on investment in illiquid securities. In addition, there is generally less readily available, reliable information about most loans than

107

there is for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be subordinated structurally to obligations of the borrower's subsidiaries.

From time to time, the occurrence of one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market. Such conditions, or other similar conditions, may adversely affect the value of loans, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity.

Senior Loans Risk

The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce PowerShares Senior Loan Portfolio's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of PowerShares Senior Loan Portfolio to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations

As the purchaser of an assignment, PowerShares Senior Loan Portfolio typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the

108

insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Risk of Investing in Loans to Non-U.S. Borrowers

PowerShares Senior Loan Portfolio may invest all or a portion of its assets in loans of non-U.S. borrowers. The value of the Fund's investments in loans of non-U.S. borrowers may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign borrowers generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, generally there is less publicly available information about foreign borrowers than about U.S. companies.

Prepayment Risk

The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by PowerShares Senior Loan Portfolio. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower-yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Reinvestment Risk

Proceeds from a current investment of PowerShares Senior Loan Portfolio, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Risks of Investing in Closed-End Funds

The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that a Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund's portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which a Fund may invest may be leveraged. As a result, a Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Fund of Funds Risk

Because PowerShares CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying

109

Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund's NAV.

Concentration Risk

A significant percentage of a Fund's Underlying Index may be composed of issuers in a single industry or sector of the economy. By focusing in an industry or sector, a Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk

A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. A Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. For example, PowerShares Senior Loan Portfolio expects to invest up to 20% of its assets in closed-end funds that, in turn, invest in senior loans, to increase liquidity while providing exposure to senior loans. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since each Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing them to deviate from their Underlying Indexes.

110

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses. If a Fund utilizes a sampling approach, or futures or other derivative positions, its return may not correlate as well with the return of the respective Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Sampling Risk

Each Fund's (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio) use of a representative sampling approach will result in it holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk

Because each Fund (except PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

111

Risk of Investing in Underlying Funds

PowerShares CEF Income Composite Portfolio may invest in certain closed-end Underlying Funds and, as such, faces certain risks that apply to the Underlying Funds in which it invests. These risks include the following:

Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be

112

reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund's capital appreciation potential on the underlying security.

OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Underlying Fund could

113

lose more than the amount it invests. Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund's rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Underlying Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Underlying Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed

114

markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities

115

may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Recent Developments in Financial Markets. The developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Underlying Funds' investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of an Underlying Fund's portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

The instability in the financial markets in recent years has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or the issuers of the securities in which the Underlying Funds invest, in unforeseeable ways that could have a material adverse effect on an Underlying Fund's business and operations. Such legislation or regulation could limit or preclude the Underlying Fund's ability to achieve its investment objectives. Furthermore, volatile financial markets can expose the Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Underlying Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Underlying Funds.

Non-Principal Investment Strategies

Each Fund, after investing in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that

116

invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. PowerShares Senior Loan Portfolio also may invest its remaining assets in closed-end funds. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to each Fund's Underlying Index in the portfolio composition of that Fund.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with State Street Bank and Trust Company that allows the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

Each Fund (except PowerShares CEF Income Composite Portfolio) normally will invest at least 80% of its total assets in securities suggested by the name of each such Fund (the "80% investment policy"). Each such Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

The 80% investment policy of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

The investment objective of PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Senior Loan Portfolio constitutes a non-fundamental policy that the Board of the Trust may change at any time without shareholder approval.

Each Fund's investment objective (except that of PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Senior Loan Portfolio) and the 80% investment policy of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio, constitutes a non-fundamental policy that the Board may change at any time without shareholder approval, upon 60 days prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

Each Fund (except PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Senior Loan Portfolio) may borrow money from

117

a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio may borrow money from a bank to the extent permitted by the 1940 Act, but only for temporary or emergency purposes. PowerShares Convertible Securities Portfolio may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. PowerShares Senior Loan Portfolio may borrow money from a bank (including through the line of credit mentioned above) to the extent permitted by the 1940 Act in order to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Investing in Asia Pacific Companies

The PowerShares Emerging Markets Sovereign Debt Portfolio may invest a portion of its assets in securities issued by companies in Asia Pacific countries. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it likely will adversely impact the economic performance of other countries in the region. Increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility may adversely affect certain economies in the region.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund's Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of its Underlying Index may increase significantly.

Shares May Trade at Prices Different than NAV

The NAV of the Funds' Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares generally will fluctuate in

118

accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind (except PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, which are issued and redeemed principally for cash) in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Because the PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, investments in Shares of such Funds may be less tax efficient than conventional ETFs.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

119

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of 58 ETFs.

As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust and, for PowerShares Senior Loan Portfolio, oversight of the Sub-Adviser.

The Sub-Adviser is located at 1166 Avenue of the Americas, New York, New York 10036, and has acted as an investment adviser since 1992.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds and in overseeing the Sub-Adviser's investment activities. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund and oversees and monitors the Sub-Adviser's research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of certain of the Funds. Mr. Hubbard receives management assistance (and for PowerShares Senior Loan Portfolio, oversight and monitoring assistance) from Phil Fang, Michael Jeanette, Jeffrey W. Kernagis, Brian McGreal and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since its inception. Mr. Hubbard has been a portfolio manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Philip Fang is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) except PowerShares CEF Income Composite Portfolio since its inception. Mr. Fang has served as portfolio manager for other PowerShares Funds since 2007. Prior to

120

joining the Adviser in 2007, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since its inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago-based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since its inception. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Convertible Securities Portfolio since its inception. Prior to joining the Adviser in 2008, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008. He received a Bachelor of Arts from Wheaton College.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

The Adviser has overall responsibility for the general management and administration of the PowerShares Senior Loan Portfolio. The Adviser oversees the Sub-Adviser's investment of that Fund's assets. Investment decisions for PowerShares Senior Loan Portfolio are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of that Fund's investments:

Scott Baskind, Senior Portfolio Manager and the Head of Trading for the Sub-Adviser's Senior Secured Bank Loan Group, has been responsible for the management of the Fund since its inception, and has been associated with the Sub-Adviser and/or its affiliates since 1999.

Greg Stoeckle, Head of Global Bank Loans of the Sub-Adviser, has been responsible for the management of the Fund since its inception, and has been associated with the Sub-Adviser and/or its affiliates since 1999.

121

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Unitary Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%

PowerShares Build America Bond Portfolio	0.35%*

PowerShares CEF Income Composite Portfolio	0.50%

PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%

PowerShares Convertible Securities Portfolio	0.35%

PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%

PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%

PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%

PowerShares Insured California Municipal Bond Portfolio	0.35%*

PowerShares Insured National Municipal Bond Portfolio	0.35%*

PowerShares Insured New York Municipal Bond Portfolio	0.35%*

PowerShares International Corporate Bond Portfolio	0.50%

PowerShares Preferred Portfolio	0.50%

PowerShares Senior Loan Portfolio	0.75%**

PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

*  The Adviser has agreed to waive 0.07% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

**  The Adviser has agreed to waive 0.10% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including, for PowerShares CEF Income Composite Portfolio, Acquired Fund Fees and Expenses). For PowerShares Senior Loan Portfolio, the Adviser also pays out of the unitary management fee the payments to the Sub-Adviser, as well as the set-up fees and commitment fees associated with the line of credit.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund (except for PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio) and the Sub-Advisory Agreement with respect to PowerShares Senior Loan Portfolio is available in the semi-annual report to shareholders for the period ended April 30, 2011. A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio is available in the annual report to shareholders for the period ended October 31, 2011.

122

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in large blocks of 50,000 or 100,000 Shares, as applicable (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations")

Most investors will buy and sell Shares of each Fund in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW

PowerShares Build America Bond Portfolio	BAB

PowerShares CEF income Composite Portfolio	PCEF

PowerShares Chinese Yuan Dim Sum Bond Portfolio	DSUM

PowerShares Convertible Securities Portfolio	CVRT

PowerShares Emerging Markets Sovereign Debt Portfolio	PCY

PowerShares Fundamental High Yield® Corporate Bond Portfolio	PHB

PowerShares Fundamental Investment Grade Corporate Bond Portfolio	PFIG

PowerShares Insured California Municipal Bond Portfolio	PWZ

PowerShares Insured National Municipal Bond Portfolio	PZA

PowerShares Insured New York Municipal Bond Portfolio	PZT

PowerShares International Corporate Bond Portfolio	PICB

PowerShares Preferred Portfolio	PGX

PowerShares Senior Loan Portfolio	BKLN

PowerShares VRDO Tax-Free Weekly Portfolio	PVI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depositary Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial

123

relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the cash ("Deposit Cash") or securities ("Deposit Securities"), as applicable, accepted by a Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of

124

the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (except for PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio). With respect to PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, in recognition of the nature of such Funds' investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Funds, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to federal income tax. PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York

125

Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders generally will be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax ("AMT") in the hands of corporate shareholders). Depending on a shareholder's state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from the Funds' net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, non tax-exempt distributions are subject to federal income tax when they are paid, regardless of whether you take them in cash or reinvest them in the applicable Fund. Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

If you lend your Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Funds will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Funds are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of the Funds' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds' NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

126

By law, the Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

The Funds intend to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. Any loss on the sale of Shares held for six months or less may be disallowed to the extent of any exempt interest dividends with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

New York State and City Tax Considerations for PowerShares Insured New York Municipal Bond Portfolio

Under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, or the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

127

California State Tax Considerations for PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends also will be exempt from California personal income taxes. Under California law, a fund that qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations that pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations that would be exempt from California tax, if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in written statements furnished to shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations that pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal AMT purposes. Because California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includible in income subject to the California AMT. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days

128

before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds' Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open, provided that for PowerShares Senior Loan Portfolio U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. Debt and securities not listed on an exchange normally are valued on the basis of

129

prices provided by independent pricing services. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

The loans in which PowerShares Senior Loan Portfolio principally will invest are fair valued generally using evaluated quotes provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as, among others, market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics and other market data. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

130

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

131

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,					For the Period October 11, 2007* through October 31,
	2011	2010	2009	2008		2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$29.24	$27.58	$26.31	$25.64		$25.21
Net investment income**	0.81	0.87	0.92	0.99		0.07
Net realized and unrealized gain on investments	2.26	1.79	1.33	0.79		0.36
TOTAL FROM INVESTMENT OPERATIONS	3.07	2.66	2.25	1.78		0.43
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.79)	(0.87)	(0.91)	(1.10)		—
Return of capital	(0.12)	(0.13)	(0.07)	(0.01)		—
TOTAL DISTRIBUTIONS	(0.91)	(1.00)	(0.98)	(1.11)		—
NET ASSET VALUE AT END OF PERIOD	$31.40	$29.24	$27.58	$26.31		$25.64
SHARE PRICE AT END OF PERIOD***	$31.54	$29.23	$27.59	$26.36
NET ASSET VALUE TOTAL RETURN****	10.86%	9.91%	8.55%	7.00%		1.71%
SHARE PRICE TOTAL RETURN****	11.38%	9.84%	8.38%	6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$260,646	$76,024	$66,180	$63,147		$15,384
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25%	0.25%	0.25%	0.25%		0.25	%†
Net investment income	2.82%	3.12%	3.22%	3.79%		4.55	%†
Portfolio turnover rate††	4%	1%	1%	0	%(a)	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.01)	$0.01	$(0.04)		$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 1%.

132

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31, 2011		For the Period November 16, 2009* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$26.13		$24.90
Net investment income**	1.49		1.30
Net realized and unrealized gain on investments	2.03		1.17
TOTAL FROM INVESTMENT OPERATIONS	3.52		2.47
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.49)		(1.22)
Return of capital	(0.00	)(a)	(0.02)
TOTAL DISTRIBUTIONS	(1.49)		(1.24)
NET ASSET VALUE AT END OF PERIOD	$28.16		$26.13
SHARE PRICE AT END OF PERIOD***	$28.18		$26.16
NET ASSET VALUE TOTAL RETURN****	14.10%		10.16	%(b)
SHARE PRICE TOTAL RETURN****	14.04%		10.29	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$664,596		$569,606
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%		0.28	%†
Expenses, prior to Waivers	0.35%		0.35	%†
Net investment income	5.68%		5.42	%†
Portfolio turnover rate††	15%		5%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.00	)(a)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

(b)  The net asset value total return from Fund Inception (November 17, 2009, first day of trading on the Exchange) to October 31, 2010 was 10.34%. The share price total return from Fund Inception to October 31, 2010 was 10.06%.

133

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31, 2011	For the Period February 16, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$26.16	$25.00
Net investment income**	1.27	1.03
Net realized and unrealized gain (loss) on investments	(1.57)	1.58
TOTAL FROM INVESTMENT OPERATIONS	(0.30)	2.61
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.39)	(0.98)
Return of capital	(0.63)	(0.47)
TOTAL DISTRIBUTIONS	(2.02)	(1.45)
NET ASSET VALUE AT END OF PERIOD	$23.84	$26.16
SHARE PRICE AT END OF PERIOD***	$23.86	$26.18
NET ASSET VALUE TOTAL RETURN****	(1.26)%	10.78	%(a)
SHARE PRICE TOTAL RETURN****	(1.26)%	10.81	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$244,408	$166,094
RATIO TO AVERAGE NET ASSETS OF:
Expenses^	0.50%	0.50	%†
Net investment income	5.04%	5.90	%†
Portfolio turnover rate††	32%	29%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.10)	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

^  In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of investment companies in which the Fund invests. Estimated investment companies' expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds your Fund invests in. The effect of the estimated investment companies' expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (February 19, 2010, first day of trading on the Exchange) to October 31, 2010 was 9.81%. The share price total return from Fund Inception to October 31, 2010 was 9.76%.

134

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	For the Period September 22, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.42
Net investment income**	0.09
Net realized and unrealized gain (loss) on investments	(0.94)
TOTAL FROM INVESTMENT OPERATIONS	(0.85)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	—
NET ASSET VALUE AT END OF PERIOD	$23.57
SHARE PRICE AT END OF PERIOD***	$23.72
NET ASSET VALUE TOTAL RETURN****	(3.48	)%(a)
SHARE PRICE TOTAL RETURN****	(2.87	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,536
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.45	%†
Net investment income	3.46	%†
Portfolio turnover rate††	0%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (September 23, 2011, first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The share price total return from Fund Inception to October 31, 2011 was (4.51)%.

(b)  Amount represents less than $(0.005).

135

PowerShares Convertible Securities Portfolio (CVRT)

	For the Period May 23, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	0.11
Net realized and unrealized gain (loss) on investments	(2.24)
TOTAL FROM INVESTMENT OPERATIONS	(2.13)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.26)
NET ASSET VALUE AT END OF PERIOD	$22.61
SHARE PRICE AT END OF PERIOD***	$22.72
NET ASSET VALUE TOTAL RETURN****	(8.50	)%(a)
SHARE PRICE TOTAL RETURN****	(8.06	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,045
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.35	%†
Net investment income	1.11	%†
Portfolio turnover rate††	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 26, 2011, first day of trading on the Exchange) to October 31, 2011 was (8.69)%. The share price total return from Fund Inception to October 31, 2011 was (8.46)%.

136

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,				For the Period October 11, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$28.25	$25.60	$18.09	$25.92	$25.50
Net investment income**	1.42	1.54	1.58	1.47	0.07
Net realized and unrealized gain (loss) on investments	(0.76)	2.72	7.52	(7.81)	0.35
TOTAL FROM INVESTMENT OPERATIONS	0.66	4.26	9.10	(6.34)	0.42
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.43)	(1.57)	(1.57)	(1.48)	—
Return of capital	(0.06)	(0.04)	(0.02)	(0.01)	—
TOTAL DISTRIBUTIONS	(1.49)	(1.61)	(1.59)	(1.49)	—
NET ASSET VALUE AT END OF PERIOD	$27.42	$28.25	$25.60	$18.09	$25.92
SHARE PRICE AT END OF PERIOD***	$27.45	$28.28	$25.89	$16.69
NET ASSET VALUE TOTAL RETURN****	2.60%	17.31%	52.11%	(25.83)%	1.65%
SHARE PRICE TOTAL RETURN****	2.60%	16.10%	66.52%	(32.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$1,319,124	$1,002,915	$419,877	$68,725	$15,552
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%†
Net investment income	5.28%	5.86%	6.89%	5.85%	4.91	%†
Portfolio turnover rate††	4%	5%	13%	48%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$(0.06)	$(0.04)	$(0.04)	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

137

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,			For the Period November 13, 2007* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$18.49	$17.54	$15.73	$24.84
Net investment income**	1.03	1.39	1.61	1.78
Net realized and unrealized gain (loss) on investments	(0.16)	1.03	1.81	(9.04)
TOTAL FROM INVESTMENT OPERATIONS	0.87	2.42	3.42	(7.26)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.07)	(1.47)	(1.61)	(1.85)
Return of capital	(0.07)	—	—	—
TOTAL DISTRIBUTIONS	(1.14)	(1.47)	(1.61)	(1.85)
NET ASSET VALUE AT END OF PERIOD	$18.22	$18.49	$17.54	$15.73
SHARE PRICE AT END OF PERIOD***	$18.21	$18.50	$17.51	$16.10
NET ASSET VALUE TOTAL RETURN****	4.85%	14.47%	23.73%	(31.14	)%(a)
SHARE PRICE TOTAL RETURN****	$4.72%	14.70%	20.39%	(29.63	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$566,731	$391,893	$171,936	$15,728
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50%	0.50	%†
Net investment income	5.63%	7.89%	9.93%	9.35	%†
Portfolio turnover rate††	27%	33%	68%	92%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.06	$0.07	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 15, 2007, first day trading on the Exchange) to October 31, 2008 was (30.64)%. The share price total return from Fund Inception to October 31, 2008 was (30.45)%.

138

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	For the Period September 12, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.85
Net investment income**	0.07
Net realized and unrealized gain (loss) on investments	(0.13)
TOTAL FROM INVESTMENT OPERATIONS	(0.06)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	—
NET ASSET VALUE AT END OF PERIOD	$24.79
SHARE PRICE AT END OF PERIOD***	$25.25
NET ASSET VALUE TOTAL RETURN****	(0.24	)%(a)
SHARE PRICE TOTAL RETURN****	1.61	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,958
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.22	%†
Net investment income	2.39	%†
Portfolio turnover rate††	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (September 15, 2011, first day of trading on the Exchange) to October 31, 2011 was 0.40%. The share price total return from Fund Inception to October 31, 2011 was 2.43%.

139

PowerShares Insured California Municipal Bond Portfolio (PWZ)

	Year Ended October 31,				For the Period October 11, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.24	$23.50	$21.26	$24.97	$24.90
Net investment income**	1.03	1.03	1.06	1.03	0.06
Net realized and unrealized gain (loss) on investments	(0.40)	0.78	2.26	(3.64)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.63	1.81	3.32	(2.61)	0.07
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.04)	(0.02)	—	—
Tax-exempt income	(1.04)	(1.03)	(1.06)	(1.10)	—
TOTAL DISTRIBUTIONS	(1.07)	(1.07)	(1.08)	(1.10)	—
NET ASSET VALUE AT END OF PERIOD	$23.80	$24.24	$23.50	$21.26	$24.97
SHARE PRICE AT END OF PERIOD***	$23.80	$24.24	$23.48	$21.18
NET ASSET VALUE TOTAL RETURN****	2.90%	7.91%	16.06%	(10.82)%	0.28%
SHARE PRICE TOTAL RETURN****	2.90%	8.00%	16.38%	(11.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$36,884	$43,640	$31,727	$17,011	$12,487
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28%	0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35	%†
Net investment income, after Waivers	4.52%	4.31%	4.71%	4.42%	3.90	%†
Portfolio turnover rate††	33%	8%	34%	20%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.01)	$(0.01)	$(0.01)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

140

PowerShares Insured National Municipal Bond Portfolio (PZA)

	Year Ended October 31,						For the Period October 11, 2007* through October 31,
	2011	2010	2009		2008		2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.28	$23.61	$21.00		$25.05		$24.92
Net investment income**	1.08	1.07	1.12		1.05		0.06
Net realized and unrealized gain (loss) on investments	(0.28)	0.70	2.60		(3.98)		0.07
TOTAL FROM INVESTMENT OPERATIONS	0.80	1.77	3.72		(2.93)		0.13
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.02)	(0.03)	(0.00	)(a)	(0.00	)(a)	—
Tax-exempt income	(1.09)	(1.07)	(1.11)		(1.12)		—
TOTAL DISTRIBUTIONS	(1.11)	(1.10)	(1.11)		(1.12)		—
NET ASSET VALUE AT END OF PERIOD	$23.97	$24.28	$23.61		$21.00		$25.05
SHARE PRICE AT END OF PERIOD***	$23.98	$24.29	$23.56		$21.29
NET ASSET VALUE TOTAL RETURN****	3.63%	7.70%	18.22%		(12.13)%		0.52%
SHARE PRICE TOTAL RETURN****	3.63%	7.97%	16.35%		(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$535,671	$658,066	$446,288		$174,317		$12,525
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%	0.28%		0.28%		0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%		0.35%		0.35	%†
Net investment income, after Waivers	4.72%	4.47%	4.97%		4.55%		3.96	%†
Portfolio turnover rate††	17%	8%	25%		63%		0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.02)	$(0.01)		$(0.04)		$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

141

PowerShares Insured New York Municipal Bond Portfolio (PZT)

	Year Ended October 31,					For the Period October 11, 2007* through October 31,
	2011	2010	2009	2008		2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.83	$22.94	$21.14	$24.95		$24.84
Net investment income**	1.00	1.03	1.06	1.02		0.05
Net realized and unrealized gain (loss) on investments	(0.30)	0.92	1.80	(3.72)		0.06
TOTAL FROM INVESTMENT OPERATIONS	0.70	1.95	2.86	(2.70)		0.11
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.04)	(0.03)	(0.02)	(0.00	)(a)	—
Tax-exempt income	(1.00)	(1.03)	(1.04)	(1.11)		—
TOTAL DISTRIBUTIONS	(1.04)	(1.06)	(1.06)	(1.11)		—
NET ASSET VALUE AT END OF PERIOD	$23.49	$23.83	$22.94	$21.14		$24.95
SHARE PRICE AT END OF PERIOD***	$23.45	$23.83	$22.92	$21.27
NET ASSET VALUE TOTAL RETURN****	3.24%	8.71%	13.92%	(11.22)%		0.44%
SHARE PRICE TOTAL RETURN****	3.07%	8.81%	13.13%	(10.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$37,584	$41,698	$33,260	$16,908		$14,971
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28%		0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%		0.35	%†
Net investment income, after Waivers	4.41%	4.42%	4.75%	4.38%		3.83	%†
Portfolio turnover rate††	37%	3%	10%	34%		0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$(0.01)	$(0.02)		$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

142

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31, 2011	For the Period June 1, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$28.29	$25.00
Net investment income**	0.95	0.17
Net realized and unrealized gain on investments	(0.29)	3.49
TOTAL FROM INVESTMENT OPERATIONS	0.66	3.66
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.87)	—
Return of capital	(0.16)	(0.37)
TOTAL DISTRIBUTIONS	(1.03)	(0.37)
NET ASSET VALUE AT END OF PERIOD	$27.92	$28.29
SHARE PRICE AT END OF PERIOD***	$27.67	$28.42
NET ASSET VALUE TOTAL RETURN****	2.45%	14.75	%(a)
SHARE PRICE TOTAL RETURN****	1.04%	15.28	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$79,559	$33,944
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50	%†
Net investment income	3.48%	2.53	%†
Portfolio turnover rate††	12%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.33)	$(0.70)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (June 3, 2010, first day trading on the exchange) to October 31, 2010 was 15.54%. The share price total return from Fund Inception to October 31, 2010 was 15.27%.

143

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,			For the Period January 28, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$14.28	$13.01	$12.25	$20.06
Net investment income**	0.95	0.92	0.98	0.85
Net realized and unrealized gain (loss) on investments	(0.32)	1.36	0.89	(7.66)
TOTAL FROM INVESTMENT OPERATIONS	0.63	2.28	1.87	(6.81)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.95)	(0.99)	(1.02)	(0.91)
Return of capital	—	(0.02)	(0.09)	(0.09)
TOTAL DISTRIBUTIONS	(0.95)	(1.01)	(1.11)	(1.00)
NET ASSET VALUE AT END OF PERIOD	$13.96	$14.28	$13.01	$12.25
SHARE PRICE AT END OF PERIOD***	$14.00	$14.29	$13.06	$12.62
NET ASSET VALUE TOTAL RETURN****	4.53%	18.08%	17.02%	(35.04	)%(a)
SHARE PRICE TOTAL RETURN****	4.75%	17.70%	13.88%	(33.14	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$1,395,458	$1,345,981	$769,925	$191,171
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50%	0.50	%†
Net investment income	6.70%	6.66%	8.26%	7.74	%†
Portfolio turnover rate††	30%	12%	34%	52%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.05)	$(0.06)	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (January 31, 2008, first day trading on the exchange) to October 31, 2008 was (35.65)%. The share price total return from Fund Inception to October 31, 2008 was (34.67)%.

144

PowerShares Senior Loan Portfolio (BKLN)

	For the Period March 1, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	0.69
Net realized and unrealized gain (loss) on investments	(1.05)
TOTAL FROM INVESTMENT OPERATIONS	(0.36)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.59)
NET ASSET VALUE AT END OF PERIOD	$24.05
SHARE PRICE AT END OF PERIOD***	$24.02
NET ASSET VALUE TOTAL RETURN****	(1.44	)%(a)
SHARE PRICE TOTAL RETURN****	(1.57	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$165,937
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers>	0.65	%†
Expenses, prior Waivers>	0.75	%†
Expenses, after interest expenses	0.65	%†
Net investment income	4.30	%†
Portfolio turnover rate††	49%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The effects of the investment companies' expenses are included in the Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (March 3, 2011, first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The share price total return from Fund Inception to October 31, 2011 was (1.84)%.

145

PowerShares VRDO Tax Free Weekly Portfolio (PVI)

	Year Ended October 31,			For the Period November 14, 2007* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00	$25.00	$25.03	$25.03
Net investment income**	0.14	0.07	0.30	0.84
Net realized and unrealized gain (loss) on investments	—	—	0.09	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	0.14	0.07	0.39	0.82
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	—	—	(0.02)	0.00	(a)
Tax-exempt income	(0.14)	(0.07)	(0.40)	(0.82)
TOTAL DISTRIBUTIONS	(0.14)	(0.07)	(0.42)	(0.82)
NET ASSET VALUE AT END OF PERIOD	$25.00	$25.00	$25.00	$25.03
SHARE PRICE AT END OF PERIOD***	$25.00	$25.00	$25.00	$25.05
NET ASSET VALUE TOTAL RETURN****	0.55%	0.31%	1.58%	3.33	%(b)
SHARE PRICE TOTAL RETURN****	0.55%	0.31%	1.49%	3.40	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$427,502	$637,413	$1,069,879	$142,670
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25%	0.25%	0.25%	0.25	%†
Net investment income	0.57%	0.29%	1.24%	3.71	%†
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$0.01	$(0.04)	$(0.05)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (November 15, 2007, first day trading on the exchange) to October 31, 2008 was 3.33%. The share price total return from Fund Inception to October 31, 2008 was 3.40%.

146

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Mergent® is a registered trademark of Mergent, Inc.; Ryan is a trade name of Ryan Holdings, LLC; and each has been licensed for use by the Adviser. Mergent, Inc., ALM Research Solutions, LLC and Ryan Holdings, LLC, collectively are the Index Provider for PowerShares 1-30 Laddered Treasury Portfolio. The Ryan/Mergent 1-30 Year Treasury Laddered Index is a trademark of Ryan/Mergent and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

S-Network Global Indexes, LLC ("S-NET") is the Index Provider for PowerShares CEF Income Composite Portfolio. S-NET is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the S-NET. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Citigroup Index LLC is the Index Provider for PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup Index LLC is not affiliated with the Trust, the Adviser or the Distributor. CITIGROUP is a trademark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by the Adviser. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch") is the Index Provider for PowerShares Build America Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares National Insured Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares Preferred Portfolio. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch All U.S. Convertibles IndexSM, The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, The BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index and The BofA Merrill Lynch Fixed Rate Preferred Securities Index (collectively, the "Underlying Merrill Lynch Indexes") are each a trademark of BofA Merrill Lynch and have been licensed for use for certain purposes by the Adviser. BofA Merrill Lynch is not affiliated with the Trust, the Adviser or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Deutsche Bank Securities Inc. ("DB") is the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. The DB Emerging Markets USD Liquid Balanced Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is entitled to use the DB Emerging Market USD Liquid Balanced Index pursuant to a sublicensing arrangement with the Adviser.

147

Research Affiliates® is the Index Provider for PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio. Research Affiliates® is not affiliated with the Trust, the Adviser or the Distributor. The RAFI® High Yield Bond Index and the RAFI® Investment Grade Bond Index are trademarks of Research Affiliates® and each has been licensed for use for certain purposes by the Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The S&P International Corporate Bond Index and the S&P/LSTA U.S. Leveraged Loan 100 Index are trademarks of Standard & Poor's® and have been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. Each of PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Bloomberg is the Index Provider for PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg is not affiliated with the Trust, the Adviser or the Distributor. The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark of Bloomberg and has been licensed for use for certain purposes by the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index

PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index

PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM

PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citigroup Custom Dim Sum (Offshore CNY) Bond Index

PowerShares Convertible Securities Portfolio	The BofA Merrill Lynch All U.S. Convertibles IndexSM

PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index

PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index

PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Investment Grade Bond Index

PowerShares Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

PowerShares Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

PowerShares Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index

PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index

PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

148

Disclaimers

The PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Mergent, ALM or Ryan. Mergent, ALM and Ryan make no representation or warranty, express or implied, to the shareholders of PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally, in Shares of PowerShares 1-30 Laddered Treasury Portfolio particularly, in the Underlying Index particularly or the ability of any data supplied by Mergent, ALM or Ryan to track general stock market performance. Mergent, ALM and Ryan's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of Mergent, ALM or Ryan, and of the data supplied by Mergent, ALM or Ryan, which is determined, composed and calculated by Mergent, ALM or Ryan without regard to PowerShares 1-30 Laddered Treasury Portfolio or its common shares. Mergent, ALM and Ryan have no obligation to take the needs of PowerShares or the shareholders of PowerShares 1-30 Laddered Treasury Portfolio into consideration when determining, composing or calculating the data supplied by Mergent, ALM or Ryan. Mergent, ALM and Ryan are not responsible for and have not participated in the determination of the prices of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or the timing of the issuance or sale of such shares. Mergent, ALM or Ryan have no obligation or liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio or its common shares. NYSE Arca acts as the exchange on which the Shares are traded.

The Ryan/Mergent 1-30 Year Treasury Laddered Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares 1-30 Laddered Treasury Portfolio into consideration when determining, composing or calculating the Ryan/Mergent 1-30 Year Treasury Laddered Index. Ryan/Mergent is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares 1-30 Laddered Treasury Portfolio or the timing of the issuance or sale of Shares of PowerShares 1-30 Laddered Treasury Portfolio or in the determination of any financial calculations relating thereto. Ryan/Mergent has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent does not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and Ryan/Mergent shall have no liability for any errors, omissions, or interruptions therein. Ryan/Mergent makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares 1-30 Laddered Treasury Portfolio, or any other person or entity, from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. Ryan/Mergent makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, PowerShares 1-30 Laddered Treasury Portfolio and the Trust or the Shares of PowerShares 1-30 Laddered Treasury Portfolio. Without limiting any of the foregoing, in no event shall Ryan/Mergent have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, PowerShares 1-30 Laddered Treasury Portfolio, the Trust or the Shares of PowerShares 1-30 Laddered Treasury Portfolio, even if notified of the possibility of

149

such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares 1-30 Laddered Treasury Portfolio, owners of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or any other person or entity from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index, even if notified of the possibility of such damages.

MERGENT, ALM AND RYAN DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT, ALM OR RYAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares CEF Income Composite Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET's only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO

150

EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Chinese Yuan Dim Sum Bond Portfolio is not sponsored, endorsed, sold or promoted by Citigroup Index LLC ("Citigroup Index") or any of its affiliates (collectively with Citigroup Index, "Citigroup"). Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Underlying Index or the ability of the Underlying Index to track general bond market performance. Citigroup Index's only relationship to the Adviser is the licensing of certain information, data, trademarks and trade names of Citigroup. The Underlying Index is determined, composed and calculated by Citigroup Index without regard to the Adviser or the Fund. Citigroup Index has no obligation to take the needs of the Adviser or the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Citigroup Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

"BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch All U.S. Convertibles IndexSM", "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" (together, the "BofA Merrill Lynch Indexes") are reprinted with permission. © Copyright 2012 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. "BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch All U.S. Convertibles IndexSM", "The BofA Merrill Lynch California

151

Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by PowerShares on behalf of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the BofA Merrill Lynch Indexes to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Indexes, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, the Funds or the shareholders of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of PowerShares, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the BofA Merrill Lynch Indexes. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Indexes to PowerShares or the Funds beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or the Funds and are not responsible for the performance of the Funds.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN,

152

OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by DB, and DB does not make any representation regarding the advisability of investing in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB makes no representation or warranty, express or implied, to the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio particularly. As the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio, DB's only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid Balanced Index. NYSE Arca acts as the exchange on which the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio are traded.

The DB Emerging Market USD Liquid Balanced Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or the timing of the issuance or sale of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio, or any other person or entity, from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the DB Emerging Market USD Liquid Balanced Index or any data included

153

therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares Emerging Markets Sovereign Debt Portfolio, owners of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any other person or entity from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the DB Emerging Market USD Liquid Balanced Index, even if notified of the possibility of such damages.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. ©Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this Index, this product or any investor.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index makes any representation or warranty, express or implied, concerning the DB Emerging Market USD Liquid Balanced Index, PowerShares Emerging Markets Sovereign Debt Portfolio or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation or liability in connection with the

154

administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO FROM THE USE OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

Research Affiliates® has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, the Fundamental Index® methodology, the non-capitalization method for creating and weighting of an index of securities, (US Patent Nos. 7,620,577, 7,747,502, 7,778,905, 7,792,719 and 8,005,740; Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®" and/or "RAFI" and/or all other Research Affiliates trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates.

EACH OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO AND THE POWERSHARES SENIOR LOAN PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS

155

OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INTERNATIONAL CORPORATE BOND INDEX AND S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INTERNATIONAL CORPORATE BOND INDEX OR THE S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE FUNDS ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INTERNATIONAL CORPORATE BOND INDEX OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg and its affiliates make no warranty, express or implied, relating to the Bloomberg US Municipal AMT-Free Weekly VRDO Index, any third-party data, the PowerShares VRDO Tax-Free Weekly Portfolio or the Adviser's trademarks, or the results to be attained by the Adviser or others from the use of the Underlying Index, any third-party data, the PowerShares VRDO Tax-Free Weekly Portfolio or the Adviser's trademarks, including, but not limited to, express or implied warranties of merchantability or fitness for a particular purpose.

Bloomberg does not: (i) approve, endorse, review or recommend the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio, (ii) guarantee the correctness or completeness of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or other

156

information furnished in connection with the Bloomberg US Municipal AMT-Free Weekly VRDO Index, (iii) warrant, expressly or impliedly, the results to be obtained by the Adviser, the Adviser's customers, owners of the PowerShares VRDO Tax-Free Weekly Portfolio, or any other person or entity from the use of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or any data included therein. Bloomberg, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages arising out of any errors, inaccuracies, omissions or any other failure in connection with Bloomberg US Municipal AMT-Free Weekly VRDO Index or PowerShares VRDO Tax-Free Weekly Portfolio.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, if available, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances,

157

result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. If you have questions about the Funds or

158

Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge or make Shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

159

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-9

PowerShares Exchange-Traded
Fund Trust II

PowerShares S&P SmallCap Consumer Discretionary Portfolio
(The NASDAQ Stock Market LLC – PSCD)

PowerShares S&P SmallCap Consumer Staples Portfolio
(The NASDAQ Stock Market LLC – PSCC)

PowerShares S&P SmallCap Energy Portfolio
(The NASDAQ Stock Market LLC – PSCE)

PowerShares S&P SmallCap Financials Portfolio
(The NASDAQ Stock Market LLC – PSCF)

PowerShares S&P SmallCap Health Care Portfolio
(The NASDAQ Stock Market LLC – PSCH)

PowerShares S&P SmallCap Industrials Portfolio
(The NASDAQ Stock Market LLC – PSCI)

PowerShares S&P SmallCap Information Technology Portfolio
(The NASDAQ Stock Market LLC – PSCT)

PowerShares S&P SmallCap Materials Portfolio
(The NASDAQ Stock Market LLC – PSCM)

PowerShares S&P SmallCap Utilities Portfolio
(The NASDAQ Stock Market LLC – PSCU)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares S&P SmallCap Consumer Discretionary Portfolio

8	PowerShares S&P SmallCap Consumer Staples Portfolio

13	PowerShares S&P SmallCap Energy Portfolio

18	PowerShares S&P SmallCap Financials Portfolio

23	PowerShares S&P SmallCap Health Care Portfolio

28	PowerShares S&P SmallCap Industrials Portfolio

33	PowerShares S&P SmallCap Information Technology Portfolio

38	PowerShares S&P SmallCap Materials Portfolio

43	PowerShares S&P SmallCap Utilities Portfolio

48	Summary Information About Purchases and Sales and Taxes

49	Additional Information About the Funds' Strategies and Risks

57	Tax-Advantaged Structure of ETFs

57	Portfolio Holdings

57	Management of the Funds

59	How to Buy and Sell Shares

60	Frequent Purchases and Redemptions of Fund Shares

61	Dividends, Distributions and Taxes

62	Distributor

62	Net Asset Value

63	Fund Service Providers

64	Financial Highlights

74	Index Provider

74	Disclaimers

75	Premium/Discount Information

76	Other Information

2

PowerShares
S&P SmallCap Consumer
Discretionary Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Consumer Discretionary Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

3

During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Underlying Index. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated

4

dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

5

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
14.89% (4th Quarter 2011)	(19.67)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	(2.71)%	3.23%
Return After Taxes on Distributions	(2.89)%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares	(1.76)%	2.64%
S&P SmallCap 600® Capped Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	(2.43)%	3.53%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

6

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

7

PowerShares
S&P SmallCap Consumer
Staples Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Consumer Staples Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

8

During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Underlying Index. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Consumer Staples Sector Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

9

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

10

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
7.75% (4th Quarter 2011)	(10.70)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	6.70%	13.71%
Return After Taxes on Distributions	6.53%	13.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.35%	11.53%
S&P SmallCap 600® Capped Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	7.04%	14.02%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

11

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

12

PowerShares

S&P SmallCap Energy Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Energy Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the

13

average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Underlying Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

14

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

15

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
26.85% (4th Quarter 2011)	(30.23)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	2.43%	19.20%
Return After Taxes on Distributions	2.40%	18.88%
Return After Taxes on Distributions and Sale of Fund Shares	1.58%	16.28%
S&P SmallCap 600® Capped Energy Index (reflects no deduction for fees, expenses or taxes)	2.81%	19.64%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

16

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

17

PowerShares
S&P SmallCap Financials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Financials Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

18

During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financial service companies that comprise the Underlying Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated

19

dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

20

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
19.23% (4th Quarter 2011)	(16.39)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	1.68%	4.92%
Return After Taxes on Distributions	0.95%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	3.71%
S&P SmallCap 600® Capped Financials Index (reflects no deduction for fees, expenses or taxes)	1.98%	5.27%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

21

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

22

PowerShares
S&P SmallCap Health Care Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Health Care Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio

23

turnover rate was 15% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. healthcare companies that comprise the Underlying Index. These companies are principally engaged in the business of providing healthcare-related products, facilities and services, including biotechnology, pharmaceuticals, medical technology and supplies. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

24

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

25

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
15.04% (4th Quarter 2011)	(17.36)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	13.40%	14.77%
Return After Taxes on Distributions	13.03%	14.49%
Return After Taxes on Distributions and Sale of Fund Shares	8.71%	12.48%
S&P SmallCap 600® Capped Health Care Index (reflects no deduction for fees, expenses or taxes)	13.75%	15.09%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

26

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

27

PowerShares
S&P SmallCap Industrials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Industrials Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the

28

average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Underlying Index. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

29

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

30

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
18.28% (4th Quarter 2011)	(22.11)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	(5.34)%	5.13%
Return After Taxes on Distributions	(5.56)%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	(3.48)%	4.23%
S&P SmallCap 600® Capped Industrials Index (reflects no deduction for fees, expenses or taxes)	(5.07)%	5.44%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

31

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

32

PowerShares
S&P SmallCap Information
Technology Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Information Technology Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

33

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Underlying Index. These companies are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

34

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

35

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
19.52% (4th Quarter 2011)	(24.95)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	(4.30)%	5.35%
Return After Taxes on Distributions	(4.32)%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares	(2.79)%	4.53%
S&P SmallCap 600® Capped Information Technology Index (reflects no deduction for fees, expenses or taxes)	(4.02)%	5.70%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

36

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

37

PowerShares
S&P SmallCap Materials Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Materials Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.31%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$32	$100	$174	$393

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

38

During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Underlying Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

39

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

40

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
14.86% (4th Quarter 2011)	(24.59)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	(8.51)%	1.21%
Return After Taxes on Distributions	(8.88)%	0.88%
Return After Taxes on Distributions and Sale of Fund Shares	(5.52)%	0.84%
S&P SmallCap 600® Capped Materials Index (reflects no deduction for fees, expenses or taxes)	(8.27)%	1.47%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

41

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

42

PowerShares
S&P SmallCap Utilities Portfolio

Summary Information

Investment Objective

The PowerShares S&P SmallCap Utilities Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecom Services Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance.

43

During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Underlying Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. Standard & Poor's® Financial Services, LLC (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS®") and compiles, maintains and calculates the Underlying Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Utilities Sector Risk. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Additionally, nuclear facility operators may face greater regulatory scrutiny as a result of the disaster at the Fukushima I Nuclear Power Plant in Japan, which may lead to reduced profits and investor interest for these type of issuers. Issuers in the utilities sector also may be subject to regulation by various governmental authorities

44

and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

45

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
11.22% (4th Quarter 2011)	(6.74)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and

46

may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/07/10)
Return Before Taxes	12.73%	14.91%
Return After Taxes on Distributions	11.49%	13.69%
Return After Taxes on Distributions and Sale of Fund Shares	8.22%	12.01%
S&P SmallCap 600® Capped Utilities & Telecom Services Index (reflects no deduction for fees, expenses or taxes)	13.08%	15.26%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	9.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.40%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and taxes, please turn to "Summary Information About Purchases and Sales and Taxes" on page 48 of the Prospectus.

47

Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of each Fund may be purchased and sold only on a national securities exchange through brokers. Shares of each Fund are listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

48

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an "indexing" investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns.

Each Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund's Underlying Index is set forth below.

Each Underlying Index is designed to measure the overall performance of stocks in a Fund's respective sector. Each Underlying Index is a subset of the S&P SmallCap 600 Index®, which is a float-adjusted, market capitalization-weighted index reflecting the U.S. small capitalization market. The S&P SmallCap 600 Index® is divided into ten sectors according to GICS. GICS assigns a company to a single sector according to its "principal business activity," which it determines by such factors as the source of the company's revenues and the market perception of that company's business.

The number of constituent companies in the S&P SmallCap 600 Index® varies based on the number of companies that meet each Underlying Index's eligibility criteria. The S&P SmallCap 600 Index® follows several criteria for selecting companies for inclusion into the index. The company must be a U.S. company, as determined by the location of the company's operations, its corporate structure, its accounting standards and its exchange listings. Further, companies should have four consecutive quarters of positive as-reported earnings under Generally Accepted Accounting Principles and at least 50% of the company's stock must be in the hands of public investors. Additionally, the company's stock must demonstrate adequate liquidity, as

49

determined by the ratio of annual dollar value traded to market capitalization for the company. Lastly, only operating companies, including real estate investment trusts and business development companies, are eligible for inclusion. The balance of industries represented in the S&P SmallCap 600 Index® must accurately represent the balance of industries represented in the universe of companies eligible for inclusion in each Underlying Index.

The Index Provider reconstitutes and rebalances each Underlying Index on a quarterly basis on the third Friday of March, June, September and December. The Underlying Index components, shares outstanding and weighting factors are determined as of the rebalancing date, while the prices for the components' shares are used as of one week prior to the rebalancing date. Each component company's weight in an Underlying Index is capped at 22.5%, and the sum of all stocks constituting more than 4.5% of an Underlying Index cannot exceed 45% of that Underlying Index. If this 45% limit is breached, the Index Provider ranks all the stocks in descending order of their weights and identifies the first stock that causes the 45% limit to be breached. The Index Provider then reduces the weighting of this stock either until the 45% limit is satisfied or its weight in the Underlying Index falls below 4.5%. If any stock exceeds either the 22.5% limit or the 45% limit, the Index Provider proportionally redistributes its excess weight to all uncapped stocks.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Consumer Discretionary Sector Risk

For PowerShares S&P SmallCap Consumer Discretionary Portfolio, fluctuations in supply and demand affect companies engaged in the consumer discretionary sector. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Consumer Staples Sector Risk

PowerShares S&P SmallCap Consumer Staples Portfolio faces the risk that changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect

50

companies in the consumer staples sector. Changes in government regulation, world events and economic conditions also affect companies in this sector.

Energy Sector Risk

PowerShares S&P SmallCap Energy Portfolio and PowerShares S&P SmallCap Utilities Portfolio invest a significant portion of their assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in which PowerShares S&P SmallCap Energy Portfolio and PowerShares S&P SmallCap Utilities Portfolio may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Concentration Risk

For PowerShares S&P SmallCap Energy Portfolio, the profitability of companies in the oil and gas services industry may be adversely affected by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Financial Services Sector Risk

For PowerShares S&P SmallCap Financials Portfolio, the risks of investing in the financial services sector include the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies may themselves have concentrated portfolios that make them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. In recent years, deterioration of the

51

credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Healthcare Sector Risk

For PowerShares S&P SmallCap Health Care Portfolio, factors that may affect the profitability of companies in the healthcare sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies also are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Industrials Sector Risk

PowerShares S&P SmallCap Industrials Portfolio faces the risk that changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Information Technology Sector Risk

For PowerShares S&P SmallCap Information Technology Portfolio, the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products can significantly affect the companies in the technology sector. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future.

The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends substantially on the timely and successful introduction of new products.

52

Basic Materials Sector Risk

PowerShares S&P SmallCap Materials Portfolio faces the risk that changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims.

Utilities Sector Risk

For PowerShares S&P SmallCap Utilities Portfolio, issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impact of terrorist activities on the utility industry and its customers; and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund's NAV.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These

53

companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk

A significant percentage of a Fund's Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing on an industry or sector, a Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and may underperform other industries or sectors or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk

A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since each Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing them to deviate from their Underlying Indexes.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of the respective Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index with the same weightings as the Underlying Index.

54

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk

Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

Each Fund, after investing in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom). The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to each Fund's Underlying Index in the portfolio composition of that Fund.

Each Fund normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the "80% investment policy"). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

Each Fund's investment objective and 80% investment policy constitutes a non-fundamental policy that the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust II (the "Trust") may change without shareholder approval, upon 60 days' prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Funds' Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Securities Lending

PowerShares S&P SmallCap Consumer Staples Portfolio lends its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans,

55

the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following section provides additional risk information regarding investing in the Funds.

Trading Issues

Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ's "circuit breaker" rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the PowerShares S&P SmallCap Consumer Staples Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Indexes, a security may be removed from an Underlying Index at any time, including in the event the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from its Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund's annual return and the return of its Underlying Index may increase significantly.

Shares May Trade at Prices Different Than NAV

The NAV of the Funds' Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to

56

the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange and are created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds ("ETFs"), with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of 58 ETFs.

As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources.

57

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of each Fund. Mr. Hubbard receives management assistance from Michael Jeanette, Jeffrey W. Kernagis and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since December 2010. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

Each Fund pays the Adviser a unitary management fee equal to 0.29% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

58

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2011.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NASDAQ under the following symbols:

Fund	Ticker Symbol
PowerShares S&P SmallCap Consumer Discretionary Portfolio	PSCD

PowerShares S&P SmallCap Consumer Staples Portfolio	PSCC

PowerShares S&P SmallCap Energy Portfolio	PSCE

PowerShares S&P SmallCap Financials Portfolio	PSCF

PowerShares S&P SmallCap Health Care Portfolio	PSCH

PowerShares S&P SmallCap Industrials Portfolio	PSCI

PowerShares S&P SmallCap Information Technology Portfolio	PSCT

PowerShares S&P SmallCap Materials Portfolio	PSCM

PowerShares S&P SmallCap Utilities Portfolio	PSCU

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right

59

as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NASDAQ may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

60

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NASDAQ, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

61

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and

62

dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

63

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLC, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

64

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.96	$25.61
Net investment income**	0.17	0.05
Net realized and unrealized gain (loss) on investments	2.18	(0.70	)>
TOTAL FROM INVESTMENT OPERATIONS	2.35	(0.65)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)	—
NET ASSET VALUE AT END OF PERIOD	$27.16	$24.96
SHARE PRICE AT END OF PERIOD***	$27.19	$24.96
NET ASSET VALUE, TOTAL RETURN****	9.39%	(2.54	)%(a)
SHARE PRICE TOTAL RETURN****	9.51%	(2.54	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$43,450	$31,206
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income	0.61%	0.41	%†
Portfolio turnover rate††	8%	6%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (3.37)%. The share price total return from Fund inception to October 31, 2010 was (3.29)%.

65

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$27.42	$25.40
Net investment income**	0.33	0.09
Net realized and unrealized gain on investments	3.37	1.98
TOTAL FROM INVESTMENT OPERATIONS	3.70	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.31)	(0.05)
NET ASSET VALUE AT END OF PERIOD	$30.81	$27.42
SHARE PRICE AT END OF PERIOD***	$30.84	$27.44
NET ASSET VALUE, TOTAL RETURN****	13.53%	8.15	%(a)
SHARE PRICE TOTAL RETURN****	13.55%	8.23	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,324	$5,485
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income	1.07%	0.61	%†
Portfolio turnover rate††	30%	10%
Undistributed net investment income included in price of units issued and redeemed**#	$0.08	$0.02

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 8.15%. The share price total return from Fund inception to October 31, 2010 was 8.23%.

66

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$26.33	$25.76
Net investment income**	0.11	0.00	(a)
Net realized and unrealized gain on investments	7.57 >	0.57
TOTAL FROM INVESTMENT OPERATIONS	7.68	0.57
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.24)	—
Return of capital	(0.18)	—
TOTAL DISTRIBUTIONS	(0.42)	—
NET ASSET VALUE AT END OF PERIOD	$33.59	$26.33
SHARE PRICE AT END OF PERIOD***	$33.62	$26.33
NET ASSET VALUE, TOTAL RETURN****	29.21%	2.21	%(b)
SHARE PRICE TOTAL RETURN****	29.33%	2.21	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$57,106	$7,899
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income	0.28%	0.02	%†
Portfolio turnover rate††	46%	13%
Undistributed net investment income included in price of units issued and redeemed**#	$0.06	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.89%. The share price total return from Fund inception to October 31, 2010 was 3.05%.

67

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.04	$25.41
Net investment income**	0.57	0.24
Net realized and unrealized gain (loss) on investments	1.25	(0.46	)>
TOTAL FROM INVESTMENT OPERATIONS	1.82	(0.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.53)	(0.15)
NET ASSET VALUE AT END OF PERIOD	$26.33	$25.04
SHARE PRICE AT END OF PERIOD***	$26.36	$25.02
NET ASSET VALUE, TOTAL RETURN****	7.33%	(0.84	)%(a)
SHARE PRICE TOTAL RETURN****	7.54%	(0.92	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,557	$50,080
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income	2.14%	1.90	%†
Portfolio turnover rate††	13%	5%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (2.30)%. The share price total return from Fund inception to October 31, 2010 was (2.42)%.

68

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.31	$25.30
Net investment income (loss)**	(0.02)	(0.01)
Net realized and unrealized gain on investments	5.20	0.02
TOTAL FROM INVESTMENT OPERATIONS	5.18	0.01
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)	—
NET ASSET VALUE AT END OF PERIOD	$30.42	$25.31
SHARE PRICE AT END OF PERIOD***	$30.46	$25.31
NET ASSET VALUE, TOTAL RETURN****	20.51%	0.04	%(a)
SHARE PRICE TOTAL RETURN****	20.67%	0.04	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$106,481	$45,564
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income (loss)	(0.06)%	(0.08	)%†
Portfolio turnover rate††	15%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.04)	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 0.92%. The share price total return from Fund inception to October 31, 2010 was 1.00%.

(b)  Amount represents less than $(0.005).

69

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.88	$25.41
Net investment income**	0.19	0.12	^
Net realized and unrealized gain on investments	1.20	0.38
TOTAL FROM INVESTMENT OPERATIONS	1.39	0.50
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.22)	(0.03)
NET ASSET VALUE AT END OF PERIOD	$27.05	$25.88
SHARE PRICE AT END OF PERIOD***	$27.07	$25.88
NET ASSET VALUE, TOTAL RETURN****	5.34%	1.95	%(a)
SHARE PRICE TOTAL RETURN****	5.42%	1.95	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,698	$21,994
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%	0.29	%†
Net investment income	0.63%	0.95	%†^
Portfolio turnover rate††	9%	11%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.24%. The share price total return from Fund inception to October 31, 2010 was 2.28%.

70

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31, 2011		For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$26.39		$25.53
Net investment income**	0.01		0.06	^
Net realized and unrealized gain on investments	1.46	>	0.80
TOTAL FROM INVESTMENT OPERATIONS	1.47		0.86
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)		—
Return of capital	(0.01)		—
TOTAL DISTRIBUTIONS	(0.06)		—
NET ASSET VALUE AT END OF PERIOD	$27.80		$26.39
SHARE PRICE AT END OF PERIOD***	$27.80		$26.38
NET ASSET VALUE, TOTAL RETURN****	5.56%		3.37	%(a)
SHARE PRICE TOTAL RETURN****	5.60%		3.33	%(a)
RATIOS/SUPPLEMENTAL .DATA:
Net assets at end of period (000's omitted)	$80,620		$35,626
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%		0.29	%†
Net investment income	0.02%		0.48	%†^
Portfolio turnover rate††	9%		10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income(loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 3.33%. The share price total return from Fund inception to October 31, 2010 was 3.33%.

(b)  Amount represents less than $(0.005).

71

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$26.22	$25.60
Net investment income**	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.20)>	0.60	>
TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.70
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.26)	(0.08)
NET ASSET VALUE AT END OF PERIOD	$25.92	$26.22
SHARE PRICE AT END OF PERIOD***	$25.89	$26.22
NET ASSET VALUE, TOTAL RETURN****	(0.21)%	2.79	%(a)
SHARE PRICE TOTAL RETURN****	(0.33)%	2.79	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$6,481	$2,622
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.31%	0.29	%†
Net investment income	0.63%	0.70	%†
Portfolio turnover rate††	17%	28%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.23%. The share price total return from Fund inception to October 31, 2010 was 2.23%.

72

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31, 2011		For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$27.50		$25.30
Net investment income**	0.91		0.40
Net realized and unrealized gain on investments	2.54		2.03
TOTAL FROM INVESTMENT OPERATIONS	3.45		2.43
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.92)		(0.23)
NET ASSET VALUE AT END OF PERIOD	$30.03		$27.50
SHARE PRICE AT END OF PERIOD***	$30.02		$27.49
NET ASSET VALUE, TOTAL RETURN****	12.76%		9.70	%(a)
SHARE PRICE TOTAL RETURN****	12.77%		9.66	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$46,548		$38,500
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%		0.29	%†
Net investment income	3.16%		3.14	%†
Portfolio turnover rate††	8%		8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)	$0.13

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 9.05%. The share price total return from Fund Inception to October 31, 2010 was 9.01%.

(b)  Amount represents less than $(0.005).

73

Index Provider

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

The Underlying Indexes are trademarks of the Index Provider and are licensed for use by the Adviser. Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the Adviser.

The Index Provider calculates and maintains each Underlying Index. The Index Provider is not affiliated with the Trust, the Adviser, the Distributor or a promoter of the Funds. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index

PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index

PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index

PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index

PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index

PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index

PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index

PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index

PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecom Services Index

Disclaimers

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES

74

AND OF THE UNDERLYING INDEXES WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NASDAQ at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

75

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses

76

and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge or make Shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

77

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-SCS-PRO-1

PowerShares Exchange-Traded
Fund Trust II

PowerShares DWA Developed Markets Technical Leaders Portfolio
(NYSE Arca, Inc. – PIZ)

PowerShares DWA Emerging Markets Technical Leaders Portfolio
(NYSE Arca, Inc. – PIE)

PowerShares Emerging Markets Infrastructure Portfolio
(NYSE Arca, Inc. – PXR)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
(NYSE Arca, Inc. – PAF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
(NYSE Arca, Inc. – PXF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
(NYSE Arca, Inc. – PDN)

PowerShares FTSE RAFI Emerging Markets Portfolio (NYSE Arca, Inc. – PXH)

PowerShares Global Agriculture Portfolio
(The NASDAQ Stock Market LLC – PAGG)

PowerShares Global Clean Energy Portfolio (NYSE Arca, Inc. – PBD)

PowerShares Global Coal Portfolio (The NASDAQ Stock Market LLC – PKOL)

PowerShares Global Gold and Precious Metals Portfolio
(The NASDAQ Stock Market LLC – PSAU)

PowerShares Global Nuclear Energy Portfolio (NYSE Arca, Inc. – PKN)

PowerShares Global Steel Portfolio (The NASDAQ Stock Market LLC – PSTL)

PowerShares Global Water Portfolio (NYSE Arca, Inc. – PIO)

PowerShares Global Wind Energy Portfolio
(The NASDAQ Stock Market LLC – PWND)

PowerShares MENA Frontier Countries Portfolio
(The NASDAQ Stock Market LLC – PMNA)

PowerShares S&P International Developed High Quality Portfolio
(NYSE Arca, Inc. – IDHQ)
(formerly, PowerShares Dynamic Developed International
Opportunities Portfolio)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares DWA Developed Markets Technical Leaders Portfolio

9	PowerShares DWA Emerging Markets Technical Leaders Portfolio

16	PowerShares Emerging Markets Infrastructure Portfolio

23	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

30	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

36	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

42	PowerShares FTSE RAFI Emerging Markets Portfolio

49	PowerShares Global Agriculture Portfolio

56	PowerShares Global Clean Energy Portfolio

63	PowerShares Global Coal Portfolio

70	PowerShares Global Gold and Precious Metals Portfolio

77	PowerShares Global Nuclear Energy Portfolio

84	PowerShares Global Steel Portfolio

91	PowerShares Global Water Portfolio

98	PowerShares Global Wind Energy Portfolio

104	PowerShares MENA Frontier Countries Portfolio

111	PowerShares S&P International Developed High Quality Portfolio

117	Additional Information About the Funds' Strategies and Risks

144	Tax-Advantaged Structure of ETFs

145	Portfolio Holdings

145	Management of the Funds

147	How to Buy and Sell Shares

149	Frequent Purchases and Redemptions of Fund Shares

149	Dividends, Distributions and Taxes

151	Distributor

152	Net Asset Value

152	Fund Service Providers

153	Financial Highlights

171	Index Providers

173	Disclaimers

181	Premium/Discount Information

182	Other Information

PowerShares
DWA Developed Markets Technical Leaders Portfolio

Summary Information

Investment Objective

The PowerShares DWA Developed Markets Technical Leaders Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.80%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities from countries with developed economies that are within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is comprised of equity securities selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. Dorsey Wright selects companies from a universe of approximately 1,000 securities in developed economies, excluding companies listed on a U.S. stock exchange. Companies domiciled in the United States that are traded on an exchange in a non-U.S. country with a developed economy may be included in the Underlying Index.

Historically, the Underlying Index has consisted of securities of companies listed on exchanges in Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Norway, Portugal, Singapore, Spain, and Switzerland. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security.

A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
23.41% (3rd Quarter 2010)	(32.70)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/28/07)
Return Before Taxes	(18.03)%	(7.07)%
Return After Taxes on Distributions	(18.81)%	(7.60)%
Return After Taxes on Distributions and Sale of Fund Shares	(11.70)%	(6.18)%
Dorsey Wright® Developed Markets Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	(17.07)%	(5.81)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(8.32)%
MSCI EAFE® Growth Index (reflects no deduction for fees, expenses or taxes)	(12.11)%	(7.53)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(1.64)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
DWA Emerging Markets Technical Leaders Portfolio

Summary Information

Investment Objective

The PowerShares DWA Emerging Markets Technical Leaders Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.90%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities from countries with emerging economies within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is comprised of equity securities selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. Dorsey Wright selects companies from a universe of approximately 1,000 securities in emerging economies, excluding companies listed on a U.S. stock exchange.

Historically, the Underlying Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
27.40% (2nd Quarter 2009)	(36.53)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/28/07)
Return Before Taxes	(11.35)%	(10.07)%
Return After Taxes on Distributions	(11.59)%	(10.24)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.37)%	(8.43)%
Dorsey Wright® Emerging Markets Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	(7.79)%	(4.33)%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	(18.42)%	(5.19)%
MSCI Emerging Markets Growth Index (reflects no deduction for fees, expenses or taxes)	(18.97)%	(6.89)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(1.64)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Emerging Markets
Infrastructure Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Infrastructure Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC (the "Index Provider"). Emerging market countries are determined according to the Index Provider's definition, which currently includes those countries identified in the World Bank Country Classification system as "Middle Income" countries. The Underlying Index includes stocks with a minimum market capitalization of $500 million and removes them if the market capitalization falls below $300 million.

Historically, the Underlying Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

China Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
47.04% (2nd Quarter 2009)	(33.11)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (10/16/08)
Return Before Taxes	(28.71)%	19.60%
Return After Taxes on Distributions	(29.12)%	19.12%
Return After Taxes on Distributions and Sale of Fund Shares	(18.64)%	16.82%
S-Network Emerging Infrastructure Builders IndexSM (reflects no deduction for fees, expenses or taxes)	(27.78)%	21.97%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	(18.42)%	18.81%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	7.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	11.06%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	October 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Asia Pacific
ex-Japan Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.80%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in equity securities that are classified as "Asia Pacific" within the country classification definition of FTSE International Limited ("FTSE" or the "Index Provider"), excluding Japanese companies, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE Asia Pacific ex-Japan Developed Large/Mid-Cap Indexes as determined by FTSE. The Index Provider selects and weights the companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in Asia Pacific Companies. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

Basic Materials Sector Risk. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.53% (3rd Quarter 2009)	(26.48)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/25/07)
Return Before Taxes	(12.31)%	2.01%
Return After Taxes on Distributions	(13.24)%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares	(7.98)%	0.97%
FTSE RAFI Developed Asia Pacific ex Japan Index (reflects no deduction for fees, expenses or taxes)	(11.27)%	3.03%
MSCI Pacific ex Japan Index (reflects no deduction for fees, expenses or taxes)	(12.79)%	(0.67)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(7.35)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(1.76)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Developed Markets ex-U.S. Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as "developed" within the country classification definition of FTSE International Limited ("FTSE" or the "Index Provider"), excluding the United States, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex US Large/Mid-Cap Indexes as determined by FTSE. The Index Provider selects and weights companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.23% (2nd Quarter 2009)	(22.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/25/07)
Return Before Taxes	(15.35)%	(6.96)%
Return After Taxes on Distributions	(15.96)%	(7.65)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.96)%	(6.16)%
FTSE RAFI Developed ex U.S. Index (reflects no deduction for fees, expenses or taxes)	(14.35)%	(5.85)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(7.35)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total

Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of small and medium capitalization companies that are classified as "developed" within the country classification definition of FTSE International Limited ("FTSE" or the "Index Provider"), excluding the United States, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed ex US All Cap Index, as determined by FTSE. The Index Provider selects and weights securities based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
39.94% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of

Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/27/07)
Return Before Taxes	(12.08)%	(2.27)%
Return After Taxes on Distributions	(12.75)%	(3.01)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.82)%	(2.33)%
FTSE RAFI Developed ex US Mid Small 1500 Index (reflects no deduction for fees, expenses or taxes)	(12.15)%	(1.42)%
MSCI EAFE® Small Cap Index (reflects no deduction for fees, expenses or taxes)	(15.94)%	(6.27)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(8.23)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(2.32)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Emerging Markets Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI Emerging Markets Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited ("FTSE" or the "Index Provider") that comprise the Underlying Index and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Underlying Index. The Underlying Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Emerging Large/Mid Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
31.87% (2nd Quarter 2009)	(24.21)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/27/07)
Return Before Taxes	(19.45)%	(3.81)%
Return After Taxes on Distributions	(20.11)%	(4.37)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.63)%	(3.52)%
FTSE RAFI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(17.88)%	(1.46)%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	(18.42)%	(4.09)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(8.23)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(2.32)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Agriculture Portfolio

Summary Information

Investment Objective

The PowerShares Global Agriculture Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in agriculture and farming-related activities that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies engaged in agriculture and farming-related activities. The Underlying Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in the Agriculture Industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may face the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
28.69% (3rd Quarter 2010)	(21.55)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/18/08)
Return Before Taxes	(14.78)%	3.46%
Return After Taxes on Distributions	(15.00)%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	(9.61)%	2.82%
NASDAQ OMX Global Agriculture IndexSM (reflects no deduction for fees, expenses or taxes)	(13.95)%	4.82%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(0.04)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	4.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Clean Energy Portfolio

Summary Information

Investment Objective

The PowerShares Global Clean Energy Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the "Index Provider"). The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Underlying Index may include companies in emerging market countries.

Historically, the Underlying Index has consisted of securities of companies that were listed on stock exchanges in Australia, Austria, Brazil, Canada, China, Denmark, France, Finland, Germany, Hong Kong, India, Ireland, Italy, Japan, New Zealand, Norway, the Philippines, Portugal, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, and the United States or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Clean Energy Industry Concentration Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect the industry. Shares in the companies involved in this industry have been significantly more volatile than shares of companies operating in other, more established industries. Currently, certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
36.12% (2nd Quarter 2009)	(37.19)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	(39.68)%	(21.13)%
Return After Taxes on Distributions	(39.97)%	(21.24)%
Return After Taxes on Distributions and Sale of Fund Shares	(25.77)%	(16.61)%
WilderHill New Energy Global Innovation Index (reflects no deduction for fees, expenses or taxes)	(39.56)%	(19.91)%
S&P Global Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(44.47)%	(29.21)%
MSCI World IndexSM (reflects no deduction for fees, expenses or taxes)	(5.54)%	(4.58)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(2.08)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 75,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Coal Portfolio

Summary Information

Investment Objective

The PowerShares Global Coal Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Coal IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in the coal industry that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies engaged in exploration for and mining of coal and other related activities of the coal industry. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Risks of Investing in the Coal Industry. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy, the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for coal. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act, as amended in 1990. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, companies in this industry may be significantly affected by the occurrence of certain events relating to international political and economic developments, the success of exploration projects and tax and other government regulations. A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
54.04% (2nd Quarter 2009)	(30.05)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/18/08)
Return Before Taxes	(32.30)%	3.17%
Return After Taxes on Distributions	(32.59)%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	(20.98)%	2.38%
NASDAQ OMX Global Coal IndexSM (reflects no deduction for fees, expenses or taxes)	(31.72)%	5.01%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(0.04)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	4.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Gold and Precious Metals Portfolio

Summary Information

Investment Objective

The PowerShares Global Gold and Precious Metals Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual

Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies involved in gold, silver and other precious metals mining related activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in the Gold and Precious Metals Industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(7.98)% (2nd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/18/08)
Return Before Taxes	(19.53)%	13.67%
Return After Taxes on Distributions	(19.85)%	13.21%
Return After Taxes on Distributions and Sale of Fund Shares	(12.69)%	11.65%
NASDAQ OMX Global Gold and Precious Metals IndexSM (reflects no deduction for fees, expenses or taxes)	(18.78)%	14.32%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(0.04)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	4.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Nuclear Energy Portfolio

Summary Information

Investment Objective

The PowerShares Global Nuclear Energy Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WNA Nuclear Energy IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of companies that are materially engaged in the nuclear energy industry and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. Standard & Poor's Custom Indices, on behalf of WNA Global Indexes, LLC (the "Index Provider"), calculates and maintains the Underlying Index, which is designed to measure the overall performance of globally traded securities of companies that are materially engaged in the nuclear energy industry. The Underlying Index may include companies in emerging market countries.

Historically, the Underlying Index has consisted of securities of companies traded on recognized stock exchanges in the Americas, Europe, the Middle East and Africa and Asia/Pacific. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in the Nuclear Energy Industry. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the nuclear energy industry. Further, the nuclear energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts. The nuclear energy industry can be subject to risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions also can significantly affect the nuclear energy industry.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Japan Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from Japan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy. Additionally, certain natural disasters occur more frequently in Japan, and the economy of Japan is heavily dependent on trading with key partners. Any reduction in this trading may cause an adverse impact on Japan's economy. Also, the Fund is exposed to the economic risks of Japan's trading partners.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
28.68% (2nd Quarter 2009)	(21.30)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/03/08)
Return Before Taxes	(24.50)%	(10.54)%
Return After Taxes on Distributions	(24.78)%	(11.15)%
Return After Taxes on Distributions and Sale of Fund Shares	(15.92)%	(9.04)%
WNA Nuclear Energy IndexSM (reflects no deduction for fees, expenses or taxes)	(24.20)%	(10.04)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(6.56)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Steel Portfolio

Summary Information

Investment Objective

The PowerShares Global Steel Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Steel IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in the steel industry that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies engaged in the manufacturing and storage of iron and steel products. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in the Steel Industry. Companies involved in activities related to the manufacturing and storage of iron and steel products face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy and the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products also are impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, the occurrence of certain events relating to international political and economic developments, the success of exploration projects and changes in tax and other government regulations also may significantly affect companies in this industry.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
48.68% (2nd Quarter 2009)	(34.71)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (09/18/08)
Return Before Taxes	(35.35)%	(11.77)%
Return After Taxes on Distributions	(35.83)%	(12.10)%
Return After Taxes on Distributions and Sale of Fund Shares	(22.93)%	(9.92)%
NASDAQ OMX Global Steel IndexSM (reflects no deduction for fees, expenses or taxes)	(34.27)%	(7.48)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(0.04)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	4.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Water Portfolio

Summary Information

Investment Objective

The PowerShares Global Water Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexTM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total

Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index was created by, and is a trademark of, the NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider"). Each security must have a worldwide market capitalization of $50 million for inclusion in the Underlying Index. The Underlying Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks, which is included in the next section.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries.

Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in the Water Industry. The Fund's investments in the water industry may underperform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund's investments were more diversified. These events may include governmental regulation and institutional change, inflation, an increase in the cost of raw materials, an increase in interest rates, technological advances, changes in consumer sentiment and spending and changes in government spending.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.49% (2nd Quarter 2009)	(23.96)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	(20.22)%	(8.41)%
Return After Taxes on Distributions	(20.62)%	(8.76)%
Return After Taxes on Distributions and Sale of Fund Shares	(13.11)%	(7.15)%
NASDAQ OMX Global Water IndexTM (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A
S&P Global Water Index (reflects no deduction for fees, expenses or taxes)	(6.74)%	(2.37)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(2.08)%
Palisades Global Water Index (reflects no deduction for fees, expenses or taxes)(1)	(20.94)%	(7.69)%

(1)  Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the Palisades Global Water Index. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the NASDAQ OMX Global Water IndexTM. "1 Year" and "Since Inception" performance for the NASDAQ OMX Global Water IndexTM is not available because that Index did not commence calculation and publication until July 27, 2011.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Wind Energy Portfolio

Summary Information

Investment Objective

The PowerShares Global Wind Energy Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Clean Edge® Global Wind Energy IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies engaged in the wind energy industry that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in securities that comprise the Underlying Index rather than in ADRs and GDRs. Companies engaged in the wind energy industry primarily are manufacturers, developers, distributors, installers, and users of energy derived from wind sources. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $100 million, a minimum three-month average daily trading volume of $400,000 and a minimum free float of 20% prior to inclusion in the Underlying Index.

Historically, the Underlying Index has consisted of securities of companies traded in Australia, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Portugal, Spain, Switzerland, the United Kingdom and the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Risks of Investing in the Wind Energy Industry. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the wind energy industry. This industry also faces fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy industry companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
45.68% (2nd Quarter 2009)	(27.17)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (07/01/08)
Return Before Taxes	(30.15)%	(29.75)%
Return After Taxes on Distributions	(30.23)%	(29.82)%
Return After Taxes on Distributions and Sale of Fund Shares	(19.60)%	(23.22)%
NASDAQ OMX Clean Edge® Global Wind Energy IndexSM (reflects no deduction for fees, expenses or taxes)	(29.57)%	(28.48)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(6.40)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	1.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
MENA Frontier Countries Portfolio

Summary Information

Investment Objective

The PowerShares MENA Frontier Countries Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Middle East North Africa IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.95%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver	0.25%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.70%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.25% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. The cost under the examples reflects the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the three-, five- and ten-year examples reflect the Total Annual Fund Operating Expenses for periods after the one-year period. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$274	$498	$1,140

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of companies that are domiciled in or principally traded in a Middle East or North African ("MENA") frontier country and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider") calculates and maintains the Underlying Index, which is designed to measure the performance of the largest and most liquid securities of companies domiciled or principally traded in a frontier country in the MENA region. Frontier countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. MENA frontier countries currently include Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from the Underlying Index's eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from the Underlying Index's eligible universe. The countries that comprise Middle East and North African frontier countries may change from time to time, but the countries will continue to be domiciled or principally traded in the MENA region. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Risks of Investing In Frontier Emerging Markets Securities. Investment in securities of companies in frontier emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund's portfolio.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Participation Note Risk. Participation Notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Geographic Concentration Risk. Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund's investments in the affected region.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and sells Creation Units partially for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
26.34% (2nd Quarter 2009)	(18.20)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (07/09/08)
Return Before Taxes	(22.01)%	(20.51)%
Return After Taxes on Distributions	(23.03)%	(21.06)%
Return After Taxes on Distributions and Sale of Fund Shares	(14.24)%	(16.82)%
NASDAQ OMX Middle East North Africa IndexSM (reflects no deduction for fees, expenses or taxes)	(20.80)%	(18.05)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(6.40)%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	(18.42)%	(2.49)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	1.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 75,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities and cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
S&P International Developed High Quality Portfolio

Summary Information

Investment Objective

The PowerShares S&P International Developed High Quality Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Ranking Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total

Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Underlying Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by S&P Financial Services LLC (the "Index Provider") as high quality stocks based on historical records of earnings and dividends. Historically, the Underlying Index has been composed of securities with an adjusted market capitalization of $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Japan Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from Japan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy. Additionally, certain natural disasters occur more frequently in Japan and the economy of Japan is heavily dependent on trading with key partners. Any reduction in this trading may cause an adverse impact on Japan's economy. Also, the Fund is exposed to the economic risks of Japan's trading partners.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
34.38% (2nd Quarter 2009)	(30.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	(15.64)%	(9.06)%
Return After Taxes on Distributions	(15.90)%	(9.70)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.17)%	(7.81)%
S&P International Developed High Quality Ranking Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(7.20)%
QSG Developed International Opportunities Index (reflects no deduction for fees, expenses or taxes)(1)	(14.81)%	(7.66)%

(1)  Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the QSG Developed International Opportunities Index. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the S&P International Developed High Quality Ranking Index. "1 Year" and "Since Inception" performance for the S&P International Developed High Quality Ranking Index is not available because that Index did not commence calculation and publication until December 2011.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund will invest at least 90% of its total assets in securities that comprise its respective Underlying Index and in ADRs and GDRs that are based on the securities in the Underlying Index. Each Fund uses an "indexing" investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns.

Each Fund (except for PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio) generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

For PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, because of the practical difficulties and expense of purchasing all of the securities in each Fund's respective Underlying Index, each Fund does not purchase all of the securities in its Underlying Index; instead, each Fund utilizes a "sampling" methodology to seek to achieve its respective investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from each Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. The Adviser bases the quantity of holdings in each Fund on a number of factors, including asset size of the Fund. The Adviser generally expects each Fund that uses the sampling methodology to hold less than the total number of securities in its Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund's investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information about the construction of each Fund's Underlying Index is set forth below.

Dorsey Wright® Developed Markets Technical Leaders Index

The Underlying Index for the PowerShares DWA Developed Markets Technical Leaders Portfolio includes companies selected pursuant to a proprietary methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries with developed economies. The Index Provider ranks approximately 1,000 securities listed on non-U.S. exchanges from developed economies using a proprietary relative strength methodology. Companies domiciled in the United States that are traded on an exchange in a country with a developed economy may be included in the Underlying Index. The methodology takes into account, among other things, the performance of each of the companies in the eligible universe as compared to a benchmark index and the relative performance of each security versus all others in the universe. The Index Provider selects approximately 100 of these securities for inclusion in the Underlying Index. Securities that the Index Provider selects receive a modified equal weighting. The Index Provider reconstitutes and rebalances the Underlying Index quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Dorsey Wright® Emerging Markets Technical Leaders Index

The Underlying Index for the PowerShares DWA Emerging Markets Technical Leaders Portfolio includes companies selected pursuant to a proprietary methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in the emerging economies. The Index Provider ranks approximately 1,000 securities in emerging economies using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the companies in the eligible universe as compared to a benchmark index and the relative performance of each security versus all others in the universe. Securities that the Index Provider selects receive a modified equal weighting. The Index Provider reconstitutes and rebalances the Underlying Index quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

S-Network Emerging Infrastructure Builders IndexSM

The Index Provider selects companies included in the Underlying Index for the PowerShares Emerging Markets Infrastructure Portfolio from a global universe of approximately 500 companies engaged in "primary" infrastructure development in emerging market countries based on the following criteria: 1) the country of domicile and/or listing imposes no restrictions on investment or currency conversion; 2) the stock is listed on a regulated exchange that provides a "last closing price"; 3) the stock has a minimum market capitalization of $500 million on the effective date of a rebalancing; 4) the stock has a minimum free float of $300 million on the effective date of a rebalancing; and 5) the stock has average daily turnover for the previous 90 days of more than $1 million. The Index Provider defines "emerging market countries" as those countries identified in the World Bank Country Classification system as "Middle Income" countries. The Underlying Index contains stocks selected from a universe of equity securities domiciled in Middle Income countries. Also included are a limited number of companies domiciled in countries classified by the World Bank as High Income countries, which companies provide goods and/or services that are essential to infrastructure development in Middle Income countries and which derive more than 33% of their total revenues from Middle Income countries. The Index Provider deletes companies from the Underlying Index if their market capitalization falls below $300 million and/or their free float falls below $200 million and/or their average daily turnover for the previous 90 days falls below $750 million on the effective date of a rebalancing. The Index Provider reconstitutes and rebalances the Underlying Index quarterly. The Underlying Index excludes securities of companies within applicable sectors engaged in construction and development unrelated to infrastructure. Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's website (www.snetinfrastructureindex.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter.

FTSE RAFI Developed Asia Pacific ex Japan Index

The Index Provider selects component securities for the Underlying Index for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio from among the companies with the highest-ranking cumulative score ("Fundamental Value"), based on the factors set forth below, within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes. The Index Provider reviews the composition of the Underlying Index annually based on the following criteria:

(1) The Underlying Index is comprised of Asia Pacific companies with the largest Fundamental Value, selected from the constituents of the FTSE Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the Asia Pacific ex Japan Developed Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The Index Provider then ranks securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest Asia Pacific companies, excluding Japanese companies. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Asia Pacific Ex Japan Developed Large/Mid-Cap Indexes are available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex U.S. Index

The Index Provider selects component securities for the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio from among the companies with the highest-ranking Fundamental Value, based on the factors set forth below, within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes. The Index Provider reviews the composition of the Underlying Index annually based on the following criteria:

(1) The Underlying Index is comprised of companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed ex US Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the FTSE Developed ex US Large/Mid-Cap Indexes, the Index Provider calculates their Fundamental Values based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed Ex US Large/Mid-Cap Indexes is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex US Small Mid 1500 Index

The Index Provider reviews the composition of the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio annually based on the following criteria:

(1) The Underlying Index is comprised of small- and medium-capitalization companies with the largest Fundamental Value, selected from the constituents of FTSE Developed ex US All Cap Index.

(2) Using the securities universe of companies of the FTSE Developed ex US All Cap Index, the Index Provider calculates their Fundamental Values based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest small- and medium-capitalization securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed ex US All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Emerging Markets Index

The Index Provider reviews the composition of the Underlying Index for the PowerShares FTSE RAFI Emerging Markets Portfolio annually based on the following criteria:

(1) The Underlying Index is comprised of the companies domiciled in emerging market countries with the largest Fundamental Value, selected from the constituents of the FTSE Emerging Large/Mid Cap Index, based on the factors set forth below.

(2) Using the securities universe of companies of the FTSE Emerging Large/Mid Cap Index, the Index Provider calculates their Fundamental Values based on the following factors:

(a)  The percentage representation of each security using only sales figures.

(b)  The percentage representation of each security using cash flow figures.

(c)  The percentage representation of each security using book value.

(d)  The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The Index Provider then ranks the securities in descending order of their Fundamental Value and divides the Fundamental Value of each company by its free-float adjusted market capitalization. The Index Provider then selects the largest emerging market securities. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Emerging Large/Mid Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

NASDAQ OMX Global Agriculture IndexSM

Securities included in the Underlying Index for the PowerShares Global Agriculture Portfolio must be listed on a recognized global stock exchange and classified as engaged in agriculture and farming-related activities by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million prior and a minimum free float of 20% to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Index Provider evaluates the Underlying Index securities annually each June based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in June. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the

Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

WilderHill New Energy Global Innovation Index

The Index Provider reviews the composition of the Underlying Index for the PowerShares Global Clean Energy Portfolio quarterly based on the following criteria:

(1) The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in the energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells business.

(a) At least half of the companies comprising the Underlying Index are listed on stock exchanges outside the United States.

(b) There is an Underlying Index bias in favor of the purer-play companies in renewable energy, and those in cleaner energy generally. Accordingly, the small and medium capitalization companies contained in the Underlying Index may have a leading role in Underlying Index composition. Larger companies with diversified businesses may be included in the Underlying Index, but only when they have significant exposure to clean or renewable energy, as determined by a proprietary methodology.

(c) Securities placed in the Underlying Index must have (a) a three-month average market capitalization of at least $50 million; (b) a three-month average closing price above $1.00 if not currently in the Underlying Index; and (c) a six-month average daily trading volume of at least $750,000.

(2) No single security may exceed 5% of the total Underlying Index weight at the quarterly rebalancing. As new energy technologies are developed, companies involved in such technologies may be added to the Underlying Index when significant to this sector. The Underlying Index uses modified equal dollar weighting.

NASDAQ OMX Global Coal IndexSM

Securities included in the Underlying Index for the PowerShares Global Coal Portfolio must be listed on a recognized global stock exchange and classified as engaged in the exploration for, mining of, and other related activities for coal by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Index Provider evaluates the Underlying Index securities annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

NASDAQ OMX Global Gold and Precious Metals IndexSM

Securities included in the Underlying Index for the PowerShares Global Gold and Precious Metals Portfolio must be listed on a recognized global stock exchange and classified as involved in gold, silver and other precious metals mining industries by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Index Provider evaluates the Underlying Index securities annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

WNA Nuclear Energy IndexSM

The Underlying Index for the PowerShares Global Nuclear Energy Portfolio is divided into five segments: i) the reactors segment, which represents 15% of the total weight of the Underlying Index, ii) the primary construction sector, which represents 15% of the total weight of the Underlying Index, iii) the technology, equipment and services sector, which represents 25% of the total weight of the Underlying Index, iv) the utilities sector, which represents 25% of the total weight of the Underlying Index, and v) the fuels sector, which represents 20% of the total weight of the Underlying Index. The selection criteria for securities in the Underlying Index include requirements for industry participation, primary exchange listing, minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. The Index Provider determines each security's relative weighting in the Underlying Index based upon the sector of the Underlying Index to which the company is assigned. Each sector employs a separate weighting process:

i)  Reactors. Companies are equally weighted. In the case of joint ventures, the joint ventures' weight is divided between the partners in the joint venture.

ii)  Primary Construction. Companies are equally weighted.

iii)  Technology, Equipment and Services. Companies are capitalization weighted, adjusted for float. Individual company weights are capped at 3% of their weight in the Underlying Index.

iv)  Utilities. Companies are capitalization weighted, adjusted for float. Company weights are further adjusted to reflect the percentage of total power output derived from nuclear sources. Individual company weights are capped at 3% of their weight in the Underlying Index.

v)  Fuels. Companies are capitalization weighted, adjusted for float. Individual company weights are capped at 3% of their weight in the Underlying Index.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's website (www.wnanuclearindex.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

NASDAQ OMX Global Steel IndexSM

Securities included in the Underlying Index for the PowerShares Global Steel Portfolio must be listed on a recognized global stock exchange and classified as engaged in the manufacturing and storage of iron and steel products by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Index Provider evaluates the Underlying Index securities annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the Index Provider will remove the security. The Index Provider reconstitutes the Underlying Index annually and rebalances the Underlying Index quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

NASDAQ OMX Global Water Index

The Underlying Index for the PowerShares Global Water Portfolio is comprised of securities that are listed on a global exchange and that create products that conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Underlying Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:

(i)  as determined by SustainableBusiness.com LLC, a company that provides global news and networking services to help green businesses grow, the issuer of the security must be classified as participating in the "Green Economy," an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes over 400 securities from 13 different environmental sectors;

(ii)  the security must be listed on a global stock exchange where securities can be readily obtained;

(iii)  one security per issue is permitted;

(iv)  the security must have a minimum worldwide market capitalization of $50 million; and

(v)  the security must have a minimum three-month average daily dollar trading volume of $250,000.

The Underlying Index is a modified liquidity-weighted index. The value of the Underlying Index equals the aggregate value of the share weights of each of the securities in the Underlying Index multiplied by each such security's last sale price, and divided by the divisor of the Underlying Index.

The Index Provider first limits the number of securities by country to ten based on the largest average daily dollar trading volume. Each quarter the Index Provider rebalances the Underlying Index such that the maximum weight of any country does not exceed 40% of the Underlying Index. The excess percentage above the cap of any such capped country is distributed proportionally across the securities in the remaining countries. If, after redistribution, another country's weight is greater than 40%, the process is repeated until no country weight is greater than 40%. Simultaneously, the Index Provider reviews the component securities to ensure that no single security is greater than 8% of the Underlying Index. If a security's weight is greater than 8%, it is capped at 8% and the excess weight is distributed proportionally across the remaining securities. If, after redistribution, the weighting of any of the five highest-weighted securities is above 4% and less than or equal to 8%, these securities are not capped. However, if a country has more than two securities weighted greater than 4%, the security's weight will be capped at 4% and the excess weight will be redistributed. Any remaining securities in excess of 4% of the Underlying Index are capped at 4%, and the excess weight is redistributed proportionally across the remaining index securities. The Index Provider repeats the process, if necessary, to derive final weights.

The modified liquidity-weighting methodology is applied to the three-month average daily dollar trading volume of each component security as of the close of trading on the last trading day in February, May, August and November. The Index Provider calculates the component securities, multiplying the weight of the security derived above by the aggregate averaged daily dollar trading volume and dividing that value for each component security by its corresponding last sale price. The changes to the Underlying Index are effective after trading on the third Friday in March, June, September and December.

The Index Provider annually evaluates the component securities in April. Additions and deletions from the Underlying Index become effective after the close of trading on the last Friday in April. If a security no longer meets the above eligibility criteria, the Index Provider will remove the security from the Underlying Index and will not replace it.

NASDAQ OMX Clean Edge® Global Wind Energy IndexSM

Securities included in the Underlying Index for the PowerShares Global Wind Energy Portfolio must be listed on a recognized global stock exchange and classified as primarily manufacturers, developers, distributors, installers and users of energy derived from wind sources by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $100 million, a minimum three-month average daily trading volume of $400,000 and a minimum free float of 20% prior to inclusion in the Underlying Index. Only one security per issuer is allowed. If a company has multiple securities, the Index Provider will select the security with the highest dollar trading volume for possible inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. In general, securities listed on exchanges in the following countries will not be considered eligible for inclusion in the Underlying Index: Bahrain, China (A-Shares only), Egypt,

India, Jordan, Kenya, Kuwait, Lebanon, Nigeria, Oman, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovak Republic, Slovenia, Sri Lanka, United Arab Emirates, United States (OTC Bulletin Board® only), Vietnam and Zambia. The Index Provider will evaluate the Underlying Index securities semi-annually in March and September based on market data as monitored by the Index Provider. Additions and deletions shall be made effective after the close of trading on each third (3rd) Friday in March and September. The Index Provider reconstitutes the Underlying Index semi-annually and rebalances the Underlying Index quarterly.

NASDAQ OMX Middle East North Africa IndexSM

Securities included in the Underlying Index for the PowerShares MENA Frontier Countries Portfolio must be listed on a recognized exchange, must have a minimum worldwide market capitalization of $200 million, a minimum three-month average daily value traded of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. Each security must be domiciled in a MENA frontier country. The countries that comprise MENA frontier countries may change from time to time. The Index Provider then sorts all securities in the universe in descending order of their float-adjusted market capitalization within each country and selects the ten largest securities by float-adjusted market capitalization in each country. The Underlying Index includes the most liquid securities available. Therefore, if ADRs or GDRs are more liquid than the local shares in any MENA frontier country, they will be included in the Underlying Index in lieu of local shares. If fewer than ten securities are available from any country in the Underlying Index's eligible universe, less than ten securities may be included from that country in the Underlying Index. If a security is subject to foreign investment restrictions, it is considered for inclusion in the Underlying Index only if its foreign investment limit has not been met. The Index Provider will primarily weight securities within the Underlying Index based on float-adjusted stock market capitalizations. Market capitalization may be modified to take into account strategic and government holdings, as well as foreign ownership levels.

The Index Provider first limits the number of securities by country to ten based on the largest worldwide market capitalization. Each quarter the Index Provider rebalances the Underlying Index such that the maximum weight of any country does not exceed 20% of the Underlying Index. The excess percentage above the cap of any such capped country is distributed proportionally across the securities in the remaining countries. If, after redistribution, another country's weight is greater than 20%, the process is repeated until no country weight is greater than 20%. Simultaneously, the Index Provider reviews the component securities to ensure that no single security is greater than 8% of the Underlying Index. If a security's weight is greater than 8%, it is capped at 8% and the excess weight is distributed proportionally across the remaining securities. If, after redistribution, the weighting of any of the five highest-weighted securities is above 4% and less than or equal to 8%, these securities are not capped. However, if a country has more than two securities weighted greater than 4%, the security's weight will be capped at 4% and the excess weight will be redistributed. Any remaining securities in excess of 4% of the Underlying Index are capped at 4%, and the excess weight is redistributed proportionally across the remaining index securities. The Index Provider repeats the process, if necessary, to derive final weights. The Index Provider reconstitutes and rebalances the Underlying Index quarterly.
S&P International Developed High Quality Ranking Index

The Underlying Index for the PowerShares S&P International Developed High Quality Portfolio is designed to provide exposure to the constituents of the S&P Developed ex United States BMI Index that the Index Provider identifies as high quality stocks using a proprietary computerized system (the "S&P Quality Rankings"). The S&P Quality Rankings are based on pre-share earnings and dividends records of the most recent ten years. Basic scores are computed for earnings and dividends and then adjusted by a set of predetermined modifiers for changes in the rate of growth, stability within long-term trends and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking. To be eligible for inclusion in the Underlying Index, a security must meet the following criteria:

(i)  a float-adjusted market capitalization of at least $500 million; and

(ii)  a three-month average daily value traded of at least $1 million.

All constituents that do not have an assigned S&P Quality Ranking as of the rebalancing reference date are removed from the universe of eligible securities. The Index Provider makes additions to the Underlying Index only at each quarterly rebalancing. Constituents are removed from the S&P Developed ex United States BMI Index and the Underlying Index simultaneously.

The Underlying Index employs a quality-driven weighting methodology. First, the Index Provider selects companies from the universe of eligible securities that have a S&P Quality Ranking of A- and above to form the S&P International High Quality Ranking Index. Next, those constituent securities are assigned S&P Quality Ranking Scores from 1 to 3 based on their Quality Rank. The Index Provider then assigns each stock a weight in the Underlying Index proportional to its S&P Quality Ranking Score.

The Index Provider rebalances the Underlying Index after the close of the third Friday of January and July of each year.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign and Emerging Markets Investment Risk

Each Fund is permitted, and generally intends to invest a portion of its assets in securities issued by companies in foreign and/or emerging market countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.

Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing In Frontier Emerging Market Securities

PowerShares MENA Frontier Countries Portfolio invests a significant portion of its assets in securities issued by companies in frontier emerging market countries. Investing in securities in frontier emerging market countries involves risks not associated with investing in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development that could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors, such as the Fund, are subject. Investors must comply with such laws at the risk of losses. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Finally, country-specific rules or legislation addressing investment-related foreign exchange transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Settlement of securities transactions in MENA countries are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the markets of MENA countries, the Fund's ability to redeem Shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund's investments. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track the Underlying Index.

Frontier emerging market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, Fund Share prices. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the Fund's Share price to decline.

Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have represented a significant portion of the total capitalization of the markets of MENA countries. The value of these companies generally will fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in MENA countries are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and in other, more developed securities markets. In some cases, physical delivery of securities in small lots has been required in MENA countries, and a shortage of vault capacity and trained personnel has existed among qualified custodial banks in MENA countries. These and other factors could have a negative impact on the Fund's performance.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S.

Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries also may restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if a deterioration occurs in a frontier country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund's portfolio. In addition, there is the possibility in certain countries of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain of the MENA frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Participation Note Risk

PowerShares MENA Frontier Countries Portfolio may invest a portion of its assets in P-notes. P-notes generally are issued by banks or broker-dealers and are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investment due to the insolvency of a counterparty may be amplified because the Fund intends to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, the Fund will limit its investment in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in Kuwaiti securities. In addition, the Fund's use of P-notes may cause the Fund's performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which the P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the Fund's portfolio and which may also lead to delays in the redemption of Shares. In addition, the ability of the Fund to value its securities (through fair value procedures adopted by the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust II (the "Trust")) becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

China Investment Risk

PowerShares Emerging Markets Infrastructure Portfolio may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Basic Materials Sector Risk

Each of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio and PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio may invest a portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Consumer Discretionary Sector Risk

Each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares S&P International Developed High Quality Portfolio may invest a portion of its assets in securities issued by companies in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Energy Sector Risk

Each of PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Nuclear Energy Portfolio and PowerShares Global Wind Energy Portfolio may invest a portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings, and a significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in the energy sector may invest in or do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Financial Services Sector Risk

Each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares MENA Frontier Countries Portfolio and PowerShares S&P International Developed High Quality Portfolio may invest a portion of its assets in securities issued by companies in the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Risks of Investing in the Agriculture Industry

PowerShares Global Agriculture Portfolio invests its assets in securities issued by companies in the agriculture industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities. Furthermore, agriculture and farming-related activities are particularly affected by changing weather conditions and other natural disasters. In addition, companies involved in the agriculture industry and farming-related activities are subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. Generally, companies involved in the agriculture industry and farming-related activities are affected by the economic health of consumers. As a result, a weak economy and its effect on consumer spending could adversely affect such companies.

Risks of Investing in the Coal Industry

PowerShares Global Coal Portfolio invests its assets in securities issued by companies in the coal industry. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy, the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for coal. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act, as amended in 1990. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, companies in this industry may be significantly affected by the occurrence of certain events relating to international political and economic developments, the success of exploration projects and tax and other government regulations. A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Clean Energy Industry Concentration Risk

PowerShares Global Clean Energy Portfolio invests its assets in securities issued by companies in the clean energy industry. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other, more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments' policies towards alternative power and power technology also may have an adverse effect on the Fund's performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may have never traded profitably. Investing in young companies with a short operating history generally is riskier than investing in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Risks of Investing in the Gold and Precious Metals Industry

PowerShares Global Gold and Precious Metals Portfolio invests its assets in securities issued by companies in the gold and precious metals industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Risks of Investing in the Nuclear Energy Industry

PowerShares Global Nuclear Energy Portfolio invests its assets in securities issued by companies in the nuclear energy industry. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the nuclear energy industry. Further, the nuclear energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The nuclear energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other, more established industries. Certain valuation methods currently used to value companies involved in the nuclear power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

The nuclear energy companies in which the Fund invests are subject to risks of lengthy delays, greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. In addition, governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

The price of crude oil, natural gas, electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy.

Industrials Sector Risk

Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Japan Investment Risk

Each of PowerShares Global Nuclear Energy Portfolio and PowerShares S&P International Developed High Quality Portfolio may invest a significant portion of its total assets in securities of issuers from Japan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy. Additionally, certain natural disasters occur more frequently in Japan, and the economy of Japan is heavily dependent on trading with key partners. Any reduction in this trading may cause an adverse impact on Japan's economy. Also, such Funds are exposed to the economic risks of Japan's trading partners.

Risks of Investing in the Steel Industry

PowerShares Global Steel Portfolio invests its assets in securities issued by companies in the steel industry. Companies involved in activities related to the manufacturing and storage of iron and steel products face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy and the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products also are impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, the occurrence of certain events relating to international political and economic developments, the success of exploration projects and changes in tax and other government regulations also may significantly affect companies in this industry.

Risks of Investing in the Water Industry

PowerShares Global Water Portfolio invests its assets in securities issued by companies in the water industry. The Fund's investments in the water industry may under-perform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund's investments were more diversified. These events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances and changes in consumer sentiment and spending. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.

Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund will invest.

Risks of Investing in the Wind Energy Industry

PowerShares Global Wind Energy Portfolio invests its assets in securities issued by companies in the wind energy industry. Companies in the wind energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy industry companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Shares in the companies involved in the wind energy industry have been significantly more volatile than shares of companies operating in other, more established businesses. Certain valuation methods currently used to value companies involved in the wind energy industry, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain wind energy industry company share prices. This sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Because many wind energy industry companies have been newly created and are unseasoned, the shares of these companies may be considered to be speculative and subject to extreme volatility and a greatly increased risk of loss.

Changes in U.S., European and other governments' policies towards wind energy technology, such as licensing requirements, also may have an adverse effect on the Fund's performance. Companies in the wind energy business may have limited operating histories, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of businesses, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different businesses. The price of crude oil, natural gas, electricity generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of wind energy.

Asia Pacific Economic Risk

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial banks and foreign governments. The current economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand, due to recession or otherwise, in the United States, Europe or Asia would adversely affect economic performance in the region.

Cash Transaction Risk

Unlike most ETFs, PowerShares MENA Frontier Countries Portfolio currently intends to effect creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind securities because of the nature of the Fund's investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions partially for cash, rather than principally in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process.

Portfolio Turnover Risk

Each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio and PowerShares S&P International Developed High Quality Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, each Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because a Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund's NAV.

Currency Risk

Each Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Much of the income the Funds receive will be in foreign currencies. However, the Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that the Funds earn the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk

A significant percentage of a Fund's Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, a Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Geographic Concentration Risk

Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time.

Non-Correlation Risk

A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the PowerShares MENA Frontier Countries Portfolio issues Creation Units partially for cash, it will incur higher costs in buying securities than if it issued Creation Units entirely in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since each Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints.

Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing them to deviate from their Underlying Indexes.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index, as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Sampling Risk

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio's use of a representative sampling approach will result in these Funds holding a smaller number of securities than are in each Fund's Underlying Index. As a result, an adverse development to an issuer of securities that PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio or PowerShares FTSE RAFI Emerging Markets Portfolio holds could result in a greater decline in NAV than would be the case if these Funds held all of their securities in their respective Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk

Because the non-diversified Funds can invest a greater portion of their assets in securities of individual issuers than can diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

Each Fund, after investing in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act") or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to each Fund's Underlying Index in the portfolio composition of that Fund.

Each Fund normally will invest at least 80% of its total assets in securities suggested by the name of each such Fund (the "80% investment policy"). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

Each Fund's investment objective and 80% investment policy constitutes a non-fundamental policy that the Board may change at any time without shareholder approval, upon 60 days' prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Securities Lending

Each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares Global Wind Energy Portfolio lends its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

European Economic Risk

The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on the economies of Asia, Europe and the United States as key trading partners and investors. A reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

Licensing, Custody and Settlement Risk

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain foreign countries. Delays in obtaining such an approval would delay investments in the particular country, and, as a consequence, the Funds may not be able to invest in all of the securities included in their Underlying Indexes while an approval is pending.

Rules adopted under the 1940 Act, permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Funds invest, the Funds may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Trading Issues

Trading in Shares on the NYSE Arca or NASDAQ (together, the "Exchanges") may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges' "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares Global Wind Energy Portfolio are not able to recover the securities loaned, they may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of cash collateral.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund's Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of its Underlying Index may increase significantly.

Shares May Trade At Prices Different than NAV

The NAV of the Funds' Shares generally will fluctuate with changes in the market value of the Funds' holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on an Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed, principally in-kind (except PowerShares MENA Frontier Countries Portfolio, whose Shares are issued and redeemed only partially in-kind) in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders. Because the PowerShares MENA Frontier Countries Portfolio intends to effect creations and redemptions partially for cash, investments in Shares of that Fund may be less tax efficient than conventional ETFs.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's Underlying Index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Trust's SAI. For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of 58 ETFs.

As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers")

who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts and Brian McGreal. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since November 2008. Mr. Betts has been a Portfolio Manager for the Adviser since November 2008. Prior to joining the Adviser in 2008, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Mr. McGreal has been a Portfolio Manager for the Adviser since August 2008. Prior to joining the Adviser in 2008, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Unitary Management Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	0.80%

PowerShares DWA Emerging Markets Technical Leaders Portfolio	0.90%

PowerShares Emerging Markets Infrastructure Portfolio	0.75%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80%

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75%

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75%

PowerShares FTSE RAFI Emerging Markets Portfolio	0.85%

PowerShares Global Agriculture Portfolio	0.75%

PowerShares Global Clean Energy Portfolio	0.75%

PowerShares Global Coal Portfolio	0.75%

PowerShares Global Gold and Precious Metals Portfolio	0.75%

PowerShares Global Nuclear Energy Portfolio	0.75%

PowerShares Global Steel Portfolio	0.75%

Fund	Unitary Management Fee
PowerShares Global Water Portfolio	0.75%

PowerShares Global Wind Energy Portfolio	0.75%

PowerShares MENA Frontier Countries Portfolio	0.95%*

PowerShares S&P International Developed High Quality Portfolio	0.75%

*  The Adviser has agreed to waive 0.25% of its unitary management fee through April 20, 2013. After giving effect to such waiver, the net unitary management fee will be 0.70%. The Adviser may modify or terminate this fee waiver at its discretion after such date.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2011.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value ("NAV') per Share only in large blocks of 50,000, 75,000 or 100,000 Shares, respectively (each block of shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations").

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares DWA Developed Markets Technical Leaders Portfolio	PIZ	NYSE Arca

PowerShares DWA Emerging Markets Technical Leaders Portfolio	PIE	NYSE Arca

PowerShares Emerging Markets Infrastructure Portfolio	PXR	NYSE Arca

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	PAF	NYSE Arca

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	PXF	NYSE Arca

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	PDN	NYSE Arca

PowerShares FTSE RAFI Emerging Markets Portfolio	PXH	NYSE Arca

PowerShares Global Agriculture Portfolio	PAGG	NASDAQ

PowerShares Global Clean Energy Portfolio	PBD	NYSE Arca

PowerShares Global Coal Portfolio	PKOL	NASDAQ

PowerShares Global Gold and Precious Metals Portfolio	PSAU	NASDAQ

Fund	Symbol	Exchange
PowerShares Global Nuclear Energy Portfolio	PKN	NYSE Arca

PowerShares Global Steel Portfolio	PSTL	NASDAQ

PowerShares Global Water Portfolio	PIO	NYSE Arca

PowerShares Global Wind Energy Portfolio	PWND	NASDAQ

PowerShares MENA Frontier Countries Portfolio	PMNA	NASDAQ

PowerShares S&P International Developed High Quality Portfolio	IDHQ	NYSE Arca

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in a Creation Unit or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (other than PowerShares MENA Frontier Countries Portfolio). In recognition of the nature of PowerShares MENA Frontier Countries Portfolio's investments and that Shares are purchased and redeemed in Creation Units partially for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of PowerShares MENA Frontier Countries Portfolio, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund except PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, which are declared and paid annually. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly for each Fund except PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, which are declared and paid annually. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term capital gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. The value of each Underlying Index will not be calculated and disseminated intra day. The value and return of each Underlying Index is calculated once each trading day by its Index Provider based on prices received from the respective international local markets. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

PowerShares DWA Developed
Markets Technical Leaders
Portfolio (PIZ)

	Year Ended October 31,				For the Period December 27, 2007* through October 31,
	2011	2010		2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$20.85	$17.54		$13.29	$24.94
Net investment income**	0.37	0.16		0.25	0.42
Net realized and unrealized gain (loss) on investments	(1.99)	3.59		4.02	(11.79)
TOTAL FROM INVESTMENT OPERATIONS	(1.62)	3.75		4.27	(11.37)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.38)	(0.44)		(0.02)	(0.10)
Return of capital	—	—		—	(0.18)
TOTAL DISTRIBUTIONS	(0.38)	(0.44)		(0.02)	(0.28)
NET ASSET VALUE AT END OF PERIOD	$18.85	$20.85		$17.54	$13.29
SHARE PRICE AT END OF PERIOD***	$18.68	$20.94		$17.18	$12.84
NET ASSET VALUE TOTAL RETURN****	(7.81)%	21.82	%(a)	32.14%	(46.12	)%(b)
SHARE PRICE TOTAL RETURN****	(9.04)%	24.88%		33.97%	(47.93	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$64,075	$97,980		$22,805	$23,922
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.80%	0.80%		0.80%	0.80	%†
Net investment income (loss)	1.69%	0.86%		1.75%	2.14	%†
Portfolio turnover rate††	93%	107%		135%	205%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.08)	$0.09		$0.01	$0.11

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 21.76%.

(b)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (46.42)%. The share price total return from Fund Inception to October 31, 2008 was (48.52)%.

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

	Year Ended October 31,			For the Period December 27, 2007* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$17.88	$13.30	$9.24	$25.07
Net investment income**	0.20	0.13	0.08	0.39
Net realized and unrealized gain (loss) on investments	(1.66)	4.55	3.98	(16.16)
TOTAL FROM INVESTMENT OPERATIONS	(1.46)	4.68	4.06	(15.77)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)	(0.10)	—	—
Return of capital	—	—	—	(0.06)
TOTAL DISTRIBUTIONS	(0.09)	(0.10)	—	(0.06)
NET ASSET VALUE AT END OF PERIOD	$16.33	$17.88	$13.30	$9.24
SHARE PRICE AT END OF PERIOD***	$16.26	$17.99	$13.17	$9.45
NET ASSET VALUE TOTAL RETURN****	(8.23)%	35.43%	43.94%	(63.04	)%(a)
SHARE PRICE TOTAL RETURN****	(9.18)%	37.62%	39.36%	(62.20	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$172,271	$312,086	$28,603	$12,938
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.90%	0.90%	0.90%	0.90	%†
Net investment income (loss)	1.12%	0.88%	0.79%	2.30	%†
Portfolio turnover rate††	147%	128%	205%	223%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.08	$(0.47)	$(0.05)	$(0.11)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (62.96)%. The share price total return from Fund Inception to October 31, 2008 was (62.39)%.

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,			For the Period October 15, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$49.91	$39.92	$20.20	$22.64
Net investment income**	0.82	0.53	0.56	0.06
Net realized and unrealized gain (loss) on investments	(9.04)	9.87	19.26	(2.50)
TOTAL FROM INVESTMENT OPERATIONS	(8.22)	10.40	19.82	(2.44)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.73)	(0.41)	(0.10)	—
NET ASSET VALUE AT END OF PERIOD	$40.96	$49.91	$39.92	$20.20
SHARE PRICE AT END OF PERIOD***	$40.70	$50.04	$40.10	$20.20
NET ASSET VALUE TOTAL RETURN****	(16.67)%	26.23%	98.46%	(10.78	)%(a)
SHARE PRICE TOTAL RETURN****	(17.42)%	25.98%	99.35%	(10.78	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$131,067	$159,698	$103,786	$2,020
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.62%	1.22%	1.65%	6.64	%†
Portfolio turnover rate††	34%	36%	38%	5%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.08)	$0.02	$0.42	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception October 16, 2008 (first day of trading on the exchange) to October 31, 2008 was (7.55)%. The share price total return from Fund Inception to October 31, 2008 was (17.48)%.

PowerShares FTSE RAFI
Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,				For the Period June 25, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$51.72	$45.52	$28.82	$63.10	$50.11
Net investment income**	1.40	1.08	1.19	1.85	0.51
Net realized and unrealized gain (loss) on investments	(0.62)	6.98	16.57	(34.33)	12.74
TOTAL FROM INVESTMENT OPERATIONS	0.78	8.06	17.76	(32.48)	13.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.35)	(1.86)	(1.06)	(1.65)	(0.26)
Return of capital	—	—	—	(0.15)	—
TOTAL DISTRIBUTIONS	(1.35)	(1.86)	(1.06)	(1.80)	(0.26)
NET ASSET VALUE AT END OF PERIOD	$51.15	$51.72	$45.52	$28.82	$63.10
SHARE PRICE AT END OF PERIOD***	$50.78	$51.99	$45.28	$28.76
NET ASSET VALUE TOTAL RETURN****	1.44%	18.37%	63.18%	(52.57)%	26.53%
SHARE PRICE TOTAL RETURN****	0.16%	19.59%	62.64%	(53.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$63,934	$43,960	$38,690	$14,412	$12,633
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%†
Net investment income	2.52%	2.33%	3.54%	3.78%	2.74%†
Portfolio turnover rate††	22%	30%	42%	45%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.34)	$(0.02)	$0.22	$0.17	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,				For the Period June 25, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$39.00	$37.49	$27.86	$53.05	$49.37
Net investment income**	1.01	0.72	0.67	1.32	0.13
Net realized and unrealized gain (loss) on investments	(3.71)	1.60	9.55	(25.98)	3.56
TOTAL FROM INVESTMENT OPERATIONS	(2.70)	2.32	10.22	(24.66)	3.69
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.20)	(0.81)	(0.59)	(0.53)	(0.01)
NET ASSET VALUE AT END OF PERIOD	$35.10	$39.00	$37.49	$27.86	$53.05
SHARE PRICE AT END OF PERIOD***	$34.59	$39.43	$37.13	$28.41
NET ASSET VALUE TOTAL RETURN****	(7.08)%	6.37%	37.40%	(46.86)%	7.48%
SHARE PRICE TOTAL RETURN****	(9.45)%	8.55%	33.43%	(46.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$245,693	$183,323	$138,705	$58,509	$31,840
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%†
Net investment income	2.59%	1.99%	2.21%	3.09%	0.85%†
Portfolio turnover rate††	17%	21%	28%	31%	30%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.09	$0.11	$0.39	$0.27	$0.12

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares FTSE RAFI Developed Markets ex-U.S.
Small-Mid Portfolio (PDN)

	Year Ended October 31,				For the Period September 27, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$22.99	$20.99	$13.54	$26.47	$25.18
Net investment income (loss)**	0.45	0.32	0.28	0.45	0.01
Net realized and unrealized gain (loss) on investments	(0.40)	2.31	7.34	(13.07)	1.28
TOTAL FROM INVESTMENT OPERATIONS	0.05	2.63	7.62	(12.62)	1.29
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.64)	(0.63)	(0.17)	(0.31)	—
NET ASSET VALUE AT END OF PERIOD	$22.40	$22.99	$20.99	$13.54	$26.47
SHARE PRICE AT END OF PERIOD***	$21.86	$23.27	$20.79	$13.99
NET ASSET VALUE TOTAL RETURN****	0.09%	12.93%	56.70%	(48.13)%	5.12%
SHARE PRICE TOTAL RETURN****	(3.56)%	15.40%	50.21%	(46.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$64,965	$59,766	$31,490	$13,536	$5,294
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.82%	1.52%	1.74%	2.13%	0.36	%†
Portfolio turnover rate††	75%	24%	41%	50%	—	(a)
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.10)	$(0.16)	$0.05	$0.11	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 0.5%.

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,				For the Period September 27, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.74	$20.60	$13.45	$27.94	$25.55
Net investment income**	0.53	0.48	0.26	0.51	0.01
Net realized and unrealized gain (loss) on investments	(3.01)	3.82	7.21	(14.74)	2.38
TOTAL FROM INVESTMENT OPERATIONS	(2.48)	4.30	7.47	(14.23)	2.39
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.51)	(0.16)	(0.32)	(0.26)	—
NET ASSET VALUE AT END OF PERIOD	$21.75	$24.74	$20.60	$13.45	$27.94
SHARE PRICE AT END OF PERIOD***	$21.80	$25.01	$20.57	$13.52
NET ASSET VALUE TOTAL RETURN****	(10.16)%	20.94%	56.48%	(51.32)%	9.35%
SHARE PRICE TOTAL RETURN****	(10.93)%	22.43%	55.41%	(51.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$444,796	$497,242	$175,113	$56,509	$27,942
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.85%	0.85%	0.85%	0.85%	0.85	%†
Net investment income	2.16%	2.13%	1.52%	2.29%	0.56	%†
Portfolio turnover rate††	20%	41%	52%	49%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.06	$(0.01)	$(0.06)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,			For the Period September 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$30.58	$23.48	$16.60	$25.35
Net investment income**	0.20	0.33	0.17	—	(a)
Net realized and unrealized gain (loss) on investments	(0.79)	6.92	6.72	(8.75)
TOTAL FROM INVESTMENT OPERATIONS	(0.59)	7.25	6.89	(8.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.28)	(0.15)	(0.01)	—
NET ASSET VALUE AT END OF PERIOD	$29.71	$30.58	$23.48	$16.60
SHARE PRICE AT END OF PERIOD***	$29.47	$30.68	$23.27	$16.69
NET ASSET VALUE TOTAL RETURN****	(1.93)%	30.99%	41.53%	(34.52	)%(b)
SHARE PRICE TOTAL RETURN****	(3.04)%	32.61%	39.50%	(34.16	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$123,314	$59,636	$24,652	$1,660
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income (loss)	0.64%	1.25%	0.79%	0.13	%†
Portfolio turnover rate††	16%	19%	33%	22%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.07	$0.09	$0.21	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (32.63)%. The share price total return from Fund Inception to October 31, 2008 was (33.46)%.

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,						For the Period June 13, 2007* through October 31,
	2011		2010		2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$13.95		$15.53		$12.25	$30.95	$25.10
Net investment income**	0.13		0.03		0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	(4.10)		(1.60)		3.28	(18.72)	5.82
TOTAL FROM INVESTMENT OPERATIONS	(3.97)		(1.57)		3.31	(18.70)	5.85
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)		(0.01)		(0.03)	—	—
NET ASSET VALUE AT END OF PERIOD	$9.89		$13.95		$15.53	$12.25	$30.95
SHARE PRICE AT END OF PERIOD***	$9.77		$13.91		$15.39	$12.43
NET ASSET VALUE TOTAL RETURN****	(28.54)%		(10.14)%		27.10%	(60.42)%	23.31%
SHARE PRICE TOTAL RETURN****	(29.20)%		(9.58)%		24.13%	(60.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$126,634		$161,786		$185,973	$106,553	$95,963
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%		0.75%		0.75%	0.75%	0.75	%†
Net investment income (loss)	1.00%		0.22%		0.23%	0.09%	(0.19	)%†
Portfolio turnover rate††	66%		39%		62%	62%	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.00	)(a)	$0.01	$0.02	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

PowerShares Global Coal Portfolio (PKOL)

	Year Ended October 31,			For the Period September 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$32.11	$24.71	$14.07	$24.40
Net investment income**	0.38	0.27	0.46	0.06
Net realized and unrealized gain (loss) on investments	(3.37)	7.44	10.43	(10.39)
TOTAL FROM INVESTMENT OPERATIONS	(2.99)	7.71	10.89	(10.33)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.32)	(0.31)	(0.25)	—
Capital gains	(0.18)	—	—	—
TOTAL DISTRIBUTIONS	(0.50)	(0.31)	(0.25)	—
NET ASSET VALUE AT END OF PERIOD	$28.62	$32.11	$24.71	$14.07
SHARE PRICE AT END OF PERIOD***	$28.41	$32.29	$24.48	$14.31
NET ASSET VALUE TOTAL RETURN****	(9.58)%	31.40%	79.17%	(42.34	)%(a)
SHARE PRICE TOTAL RETURN****	(10.75)%	33.38%	74.45%	(41.35	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$18,602	$19,264	$11,121	$1,407
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.07%	0.98%	2.30%	2.82	%†
Portfolio turnover rate††	36%	30%	52%	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$0.03	$(0.16)	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (40.43)%. The share price total return from Fund Inception to October 31, 2008 was (38.85)%.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,				For the Period September 16, 2008* through October 31,
	2011	2010		2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$46.70	$34.16		$16.55	$25.17
Net investment income (loss)**	0.10	0.03		0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.19	12.60		17.59	(8.61)
TOTAL FROM INVESTMENT OPERATIONS	0.29	12.63		17.61	(8.62)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.93)	(0.09)		—	—
Capital gains	(0.64)	(0.00	)(a)	—	—
TOTAL DISTRIBUTIONS	(1.57)	(0.09)		—	—
NET ASSET VALUE AT END OF PERIOD	$45.42	$46.70		$34.16	$16.55
SHARE PRICE AT END OF PERIOD***	$45.08	$46.77		$34.31	$16.74
NET ASSET VALUE TOTAL RETURN****	0.41%	37.05%		106.41%	(34.25	)%(b)
SHARE PRICE TOTAL RETURN****	(0.54)%	36.65%		104.96%	(33.49	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$54,500	$58,377		$27,325	$1,655
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%		0.75%	0.75	%†
Net investment income (loss)	0.20%	0.07%		0.08%	(0.22	)%†
Portfolio turnover rate††	9%	27%		29%	18%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.09	$0.15		$0.66	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the Exchange) to October 31, 2008 was (39.49)%. The share price total return from Fund Inception to October 31, 2008 was (38.93)%.

PowerShares Global Nuclear Energy Portfolio (PKN)

	Year Ended October 31,				For the Period April 1, 2008* through October 31,
	2011		2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$19.85		$18.48	$14.11	$24.87
Net investment income**	0.37	†††	0.17	0.17	0.07
Net realized and unrealized gain (loss) on investments	(2.68)		1.72	4.28	(10.82)
TOTAL FROM INVESTMENT OPERATIONS	(2.31)		1.89	4.45	(10.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.70)		(0.52)	(0.08)	(0.01)
NET ASSET VALUE AT END OF PERIOD	$16.84		$19.85	$18.48	$14.11
SHARE PRICE AT END OF PERIOD***	$16.68		$19.86	$18.29	$14.25
NET ASSET VALUE TOTAL RETURN****	(12.21)%		10.46%	31.67%	(43.25	)%(a)
SHARE PRICE TOTAL RETURN****	(13.10)%		11.65%	29.03%	(42.68	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$16,840		$39,701	$35,114	$26,802
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%		0.75%	0.75%	0.75	%†
Net investment income	1.85	%†††	0.89%	1.03%	0.57	%†
Portfolio turnover rate††	25%		31%	62%	16%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.31		$(0.01)	$0.01	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.07 per share owned of Uranium One, Inc. on December 8, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 0.85%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception April 3, 2008 (first day of trading on the exchange) to October 31, 2008 was (44.95)%. The share price total return from Fund Inception to October 31, 2008 was (45.05)%.

PowerShares Global Steel Portfolio (PSTL)

	Year Ended October 31,			For the Period September 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$21.36	$18.99	$12.82	$24.58
Net investment income**	0.39	0.23	0.23	0.08
Net realized and unrealized gain (loss) on investments	(4.33)	2.25	5.94	(11.84)
TOTAL FROM INVESTMENT OPERATIONS	(3.94)	2.48	6.17	(11.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.41)	(0.11)	—	—
NET ASSET VALUE AT END OF PERIOD	$17.01	$21.36	$18.99	$12.82
SHARE PRICE AT END OF PERIOD***	$16.85	$21.29	$19.04	$12.91
NET ASSET VALUE TOTAL RETURN****	(18.82)%	13.09%	48.13%	(47.84	)%(a)
SHARE PRICE TOTAL RETURN****	(19.32)%	12.42%	47.48%	(47.48	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$4,253	$5,341	$2,848	$1,282
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.80%	1.04%	1.45%	4.03	%†
Portfolio turnover rate††	41%	46%	20%	280%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.02	$0.08	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (45.35)%. The share price total return from Fund Inception to October 31, 2008 was (44.30)%.

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,				For the Period June 13, 2007* through October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$18.68	$17.15	$12.34	$26.79	$24.63
Net investment income (loss)**	0.27	0.22	0.25	0.32	(0.03)
Net realized and unrealized gain (loss) on investments	(1.49)	1.56	4.78	(14.77)	2.19
TOTAL FROM INVESTMENT OPERATIONS	(1.22)	1.78	5.03	(14.45)	2.16
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.29)	(0.25)	(0.22)	—	—
NET ASSET VALUE AT END OF PERIOD	$17.17	$18.68	$17.15	$12.34	$26.79
SHARE PRICE AT END OF PERIOD***	$16.95	$18.69	$17.03	$12.14
NET ASSET VALUE TOTAL RETURN****	(6.68)%	10.47%	41.25%	(53.94)%	8.77%
SHARE PRICE TOTAL RETURN****	(7.92)%	11.30%	42.58%	(55.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$278,951	$322,155	$280,424	$197,517	$241,094
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%†
Net investment income (loss)	1.38%	1.23%	1.82%	1.49%	(0.29)%†
Portfolio turnover rate††	26%	27%	36%	54%	24%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.02	$0.01	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Global Wind Energy Portfolio (PWND)

	Year Ended October 31,			For the Period June 27, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$10.19	$15.56	$10.08	$24.44
Net investment income (loss)**	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(2.45)	(5.38)	5.51	(14.35)
TOTAL FROM INVESTMENT OPERATIONS	(2.41)	(5.37)	5.53	(14.36)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	—	(0.05)	—
NET ASSET VALUE AT END OF PERIOD	$7.76	$10.19	$15.56	$10.08
SHARE PRICE AT END OF PERIOD***	$7.62	$10.21	$15.41	$10.39
NET ASSET VALUE TOTAL RETURN****	(23.71)%	(34.51)%	55.02%	(58.76	)%(b)
SHARE PRICE TOTAL RETURN****	(25.14)%	(33.74)%	48.93%	(57.49	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$17,838	$26,482	$43,558	$14,107
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income (loss)	0.43%	0.06%	0.17%	(0.19	)%†
Portfolio turnover rate††	74%	41%	86%	44%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$0.00 (a)	$(0.01)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception July 1, 2008 (first day of trading on the exchange) to October 31, 2008 was (58.09)%. The share price total return from Fund Inception to October 31, 2008 was (57.28)%.

PowerShares MENA Frontier Countries Portfolio (PMNA)

	Year Ended October 31,				For the Period July 7, 2008* through October 31,
	2011		2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$13.69		$14.38	$14.98	$25.00
Net investment income (loss)**	0.45	†††	0.35	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	(2.38)		(0.90)	(0.93)	(10.00)
TOTAL FROM INVESTMENT OPERATIONS	(1.93)		(0.55)	(0.64)	(10.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.43)		(0.21)	—	—
Transaction fees**	0.03		0.07	0.04	—
NET ASSET VALUE AT END OF PERIOD	$11.36		$13.69	$14.38	$14.98
SHARE PRICE AT END OF PERIOD***	$11.14		$13.74	$14.10	$15.13
NET ASSET VALUE TOTAL RETURN****	(14.22)%		(3.26)%	(4.00)%	(40.08	)%(a)
SHARE PRICE TOTAL RETURN****	(16.21)%		(0.96)%	(6.81)%	(39.48	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$20,444		$21,557	$17,253	$19,474
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%		0.70%	0.70%	0.70	%†
Expenses, prior to Waivers	0.95%		0.95%	0.95%	0.95	%†
Net investment income (loss), after Waivers	3.59	%†††	2.71%	2.33%	(0.32	)%†
Portfolio turnover rate††	60%		139%	126%	70%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)		$0.07	$0.10	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special dividend received of $0.20 per share owned of Mobile Telecommunications Co. KSC on April 13, 2011. Net investment income per share and the ratio of the net investment income to average net assets excluding the special dividend are $0.32 and 2.54%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception July 9, 2008 (first day of trading on the exchange) to October 31, 2008 was (39.35)%. The share price total return from Fund Inception to October 31, 2008 was (38.25)%.

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

	Year Ended October 31,						For the Period June 13, 2007* through October 31,
	2011		2010	2009		2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$17.09		$15.66	$11.32		$26.89	$24.84
Net investment income**	0.34		0.27	0.30		0.55	0.08
Net realized and unrealized gain (loss) on investments	(0.89)		1.47	4.17		(15.61)	2.01
TOTAL FROM INVESTMENT OPERATIONS	(0.55)		1.74	4.47		(15.06)	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.51)		(0.31)	(0.13)		(0.42)	(0.04)
Return of capital	—		—	—		(0.09)	—
TOTAL DISTRIBUTIONS	(0.51)		(0.31)	(0.13)		(0.51)	(0.04)
NET ASSET VALUE AT END OF PERIOD	$16.03		$17.09	$15.66		$11.32	$26.89
SHARE PRICE AT END OF PERIOD***	$15.65		$17.03	$15.44		$11.27
NET ASSET VALUE TOTAL RETURN****	(3.40)%		11.33%	39.69%		(56.89)%	8.42%
SHARE PRICE TOTAL RETURN****	(5.35)%		12.51%	38.34%		(57.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$20,033		$32,480	$59,514		$46,416	$56,476
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%		0.75%	0.75%		0.75%	0.75%†
Net investment income	1.89%		1.72%	2.49%		2.67%	0.96%†
Portfolio turnover rate††	83%		125%	194%		194%	54%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.06)	$(0.00	)(a)	$0.10	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Dorsey Wright is the Index Provider for PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index. The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index pursuant to a sub-licensing agreement with the Adviser.

The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes, LLCSM ("S-NET"). Neither Standard & Poor's Custom Indices nor S-NET is affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with S-NET to use the S-Network Emerging Infrastructure Builders IndexSM. The PowerShares Emerging Markets Infrastructure Portfolio is entitled to use the S-Network Emerging Infrastructure Builders IndexSM pursuant to a sub-licensing agreement with the Adviser.

FTSE International Limited ("FTSE") is the Index Provider for PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, and PowerShares FTSE RAFI Emerging Markets Portfolio, and such Funds' Underlying Indexes are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

NASDAQ OMX Group, Inc. ("NASDAQ OMX Group") is not affiliated with the Trust, the Adviser or the Distributor. The NASDAQ OMX Global Water IndexSM, NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM are calculated and maintained by Standard & Poor's Custom Indices on behalf of NASDAQ OMX. Neither Standard & Poor's Custom Indices nor NASDAQ OMX are affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use NASDAQ OMX Global Water IndexSM, NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

WilderHill New Energy Finance, LLC ("WilderHill") is the Index Provider for PowerShares Global Clean Energy Portfolio. WilderHill is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderHill to use the WilderHill New Energy Global Innovation Index.

The WNA Nuclear Energy IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of WNA Global Indexes, LLC ("WNA"). Neither Standard & Poor's Custom Indices nor WNA is affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WNA to use the WNA Nuclear Energy IndexSM. The PowerShares Global Nuclear Energy Portfolio is entitled to use the WNA Nuclear Energy IndexSM pursuant to a sub-licensing agreement with the Adviser.

The NASDAQ OMX Clean Edge® Global Wind Energy IndexSM is calculated and maintained by NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use the NASDAQ OMX Clean Edge® Global Wind Energy IndexSM. The PowerShares Global Wind Energy Portfolio is entitled to use the NASDAQ OMX Clean Edge® Global Wind Energy IndexSM pursuant to a sub-licensing agreement with the Adviser.

The NASDAQ OMX Middle East North Africa IndexSM is calculated and maintained by NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use the NASDAQ OMX Middle East North Africa IndexSM. The PowerShares MENA Frontier Countries Portfolio is entitled to use the NASDAQ OMX Middle East North Africa IndexSM pursuant to a sub-licensing agreement with the Adviser.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") is the Index Provider for PowerShares S&P International Developed High Quality Portfolio. S&P is not affiliated with the Trust, the Adviser or the Distributor. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index

PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM

PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

PowerShares Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM

PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM

PowerShares Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM

PowerShares Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM

PowerShares Global Water Portfolio	NASDAQ OMX Global Water Index

PowerShares Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy IndexSM

PowerShares MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM

PowerShares S&P International Developed High Quality Portfolio	S&P International Developed High Quality Ranking Index

Disclaimers

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by Dorsey Wright and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio and/or any prospective investor. The Adviser has arranged with Dorsey, Wright & Associates, Inc. to license ETF Investment Models, such as the Underlying Indexes based on Point & Figure Analysis for possible inclusion in products which the

Adviser independently develops and promotes. The licensing of any Model such as the Underlying Indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey, Wright & Associates, Inc.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes, or any data included therein in connection with PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or Underlying Indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, owners of the Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or any other person or entity from the use of the Underlying Indexes or any data included therein.

The PowerShares Global Clean Energy Portfolio is not sponsored, endorsed, sold or promoted by WilderHill and WilderHill does not make any representation regarding the advisability of investing in Shares of the Fund.

WilderHill makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. WilderHill's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and WilderHill New Energy Global Innovation Index, which is composed by WilderHill without regard to the Distributor, Adviser or the Trust.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. WilderHill has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices.

WilderHill is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. WilderHill has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. WilderHill does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and WilderHill shall have no liability for any errors, omissions, or interruptions therein. WilderHill makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, trading based on the Underlying Index, any data included therein in connection with PowerShares Global Clean Energy Portfolio or for any other use. WilderHill expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, PowerShares Global Clean Energy Portfolio, the Trust or the Shares except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall WilderHill have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein and PowerShares Global Clean Energy Portfolio, even if notified of the possibility of such damages.

There is no relationship between WilderShares LLC and the Adviser other than licenses by WilderShares to the Adviser of certain WilderShares trademarks and trade names, and two indices, for use by the Adviser. Such trademarks, trade names and indices have been created and developed by WilderShares without regard to the Adviser, its business, the Fund and/or any prospective investor.

THE POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH QUALITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND ITS AFFILIATES (FOR PURPOSES OF THIS SECTION, "S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICE AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS

ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Network Global Indexes, LLCSM and S-Network Emerging Infrastructure Builders IndexSM are service marks of S-Network Global Indexes, LLC and have been licensed for use by the Adviser. PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, and S-Network Global Indexes, LLC makes no representation regarding the advisability of investing in such product.

The PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM, which is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the

London Stock Exchange Plc (the "London Exchange"), by The Financial Times Limited ("FT") or by Research Affiliates LLC ("RA"), and neither FTSE nor the London Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Sector Indexes or Underlying Index and/or the figure at which the said Underlying Sector Indexes or Underlying Index stand at any particular time on any particular day or otherwise. The Underlying Sector Indexes and Underlying Index are compiled and calculated by FTSE in conjunction with RA. However, neither FTSE nor the London Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Sector Indexes or the Underlying Index, and neither FTSE nor the London Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein.

FTSE® is a trademark of the London Exchange and FT. Fundamental Index® and RAFI® trade names patented and patent-pending concepts are the exclusive property of Research Affiliates®, LLC US Patent Number 7,620,677. Patent pending: US-2005-0171884-A1, US-2006-0015433-A1, US-2006-0149645-A1, US-2007-00555598-A1.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

The PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Global Water Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group or its affiliates (NASDAQ

OMX Group, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied, to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to PowerShares ("Licensee") is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ OMX Middle East North Africa IndexSM which are determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM, NASDAQ OMX Global Water IndexSM and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ

OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by WNA Global Indexes, LLC. WNA Global Indexes, LLC makes no representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track the performance of the physical commodities market. WNA Global Indexes, LLC's only relationship to the Adviser is the licensing of certain service marks and trade names of WNA Global Indexes, LLC and of the WNA Nuclear Energy IndexSM, which is determined, composed and calculated by WNA Global Indexes, LLC without regard to the Adviser or PowerShares Global Nuclear Energy Portfolio. WNA Global Indexes, LLC has no obligation to take the needs of the Adviser or the owners of PowerShares Global Nuclear Energy Portfolio into consideration in determining, composing or calculating the WNA Nuclear Energy IndexSM. WNA Global Indexes, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of PowerShares Global Nuclear Energy Portfolio to be issued or in determination or calculation of the equation by which PowerShares Global Nuclear Energy Portfolio is to be converted into cash. WNA Global Indexes, LLC has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

WNA GLOBAL INDEXES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN AND WNA GLOBAL INDEXES, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WNA GLOBAL INDEXES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio,

PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, NASDAQ OMX Global Agriculture IndexSM, S-Network Emerging Infrastructure Builders IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, WNA Nuclear Energy IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. S&P's and its third party licensor's only relationship to the Funds, the Trust or the Distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, S-Network Emerging Infrastructure Builders IndexSM, NASDAQ OMX Global Agriculture IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, WNA Nuclear Energy IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM. Neither S&P nor its third party licensors is responsible for or has participated in the determination of the prices and amount of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio in the determination or calculation of the equation by which PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, WNA NUCLEAR ENERGY INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED

THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, NASDAQ OMX GLOBAL AGRICULTURE INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, WNA NUCLEAR ENERGY INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc. "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by each of Dorsey Wright, S-Network Global Indexes, LLCSM and WNA Global Indexes, LLC.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge or make shareholder inquires, please:

Call:   Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:   PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:   www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-8

PowerShares Exchange-Traded
Fund Trust II

PowerShares Ibbotson Alternative Completion Portfolio
(NYSE Arca, Inc. – PTO)

PowerShares RiverFront Tactical Balanced Growth Portfolio
(NYSE Arca, Inc. – PAO)

PowerShares RiverFront Tactical Growth & Income Portfolio
(NYSE Arca, Inc. – PCA)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares Ibbotson Alternative Completion Portfolio

15	PowerShares RiverFront Tactical Balanced Growth Portfolio

27	PowerShares RiverFront Tactical Growth & Income Portfolio

39	Summary Information About Purchases and Sales and Taxes

40	Additional Information About the Funds' Strategies and Risks

48	Underlying ETFs

60	Risks of the Underlying ETFs

79	Tax-Advantaged Structure of ETFs

79	Portfolio Holdings

79	Management of the Funds

81	How to Buy and Sell Shares

82	Frequent Purchases and Redemptions of Fund Shares

83	Dividends, Distributions and Taxes

85	Distributor

85	Net Asset Value

86	Fund Service Providers

86	Financial Highlights

90	Index Providers

90	Disclaimers

102	Premium/Discount Information

102	Other Information

2

PowerShares
Ibbotson Alternative Completion Portfolio

Summary Information

Investment Objective

The PowerShares Ibbotson Alternative Completion Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ibbotson Alternative Completion IndexTM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.40%
Total Annual Fund Operating Expenses	0.65%

(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying ETFs (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by Invesco PowerShares Capital Management LLC (the "Adviser") or its affiliates ("PowerShares ETFs") or ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

Ibbotson Associates ("Ibbotson" or the "Index Provider") compiles and calculates the Underlying Index. The Index Provider uses a proprietary methodology to select the Underlying ETFs, ETNs and equity and fixed-income securities, which cover a group of asset classes and investment strategies that the Index Provider expects to have a low correlation, or different performance characteristics, to traditional asset classes. Any asset classes or investment strategies may be included in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance depends largely on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying ETFs. There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times, certain segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

4

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns generally are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the Internal Revenue Service ("IRS") could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Equity Risk. Equity risk is the risk that the value of the securities the Fund or an Underlying ETF holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Fund or an Underlying ETF invests or factors relating to securities of specific companies that the Fund or an Underlying ETF holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund or an Underlying ETF holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund or an Underlying ETF holds. In addition, securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Fixed-Income Securities Risk. Fixed-income securities that the Fund or an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

5

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Non-Correlation Risk. For an Underlying ETF that seeks returns that generally correspond to an underlying index, such Underlying ETF's returns may not match the returns of the underlying index for a number of reasons. For example, an Underlying ETF may incur operating expenses not applicable to its underlying index, and may incur costs in buying and selling securities, especially when rebalancing the Underlying ETF's securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and the underlying index resulting from legal restrictions, cost or liquidity constraints.

6

Participation Note Risk. Participation notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects Underlying ETFs holding P-notes to counterparty risk.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in Underlying ETFs may be less tax efficient than an investment in conventional ETFs.

Geographic Risk. Underlying ETFs that are less diversified across geographic regions or countries generally are riskier than more diversified funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time.

Concentration Risk. A significant percentage of the index underlying an Underlying ETF may be composed of issuers in a single industry or sector of the economy. If an Underlying ETF is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. Because certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Sampling Risk. Certain Underlying ETFs' use of a representative sampling approach will result in their holding a smaller number of securities than are in their respective underlying indexes. As a result, an adverse development to an issuer of securities that an Underlying ETF holds could result in a greater decline in the Underlying ETF's net asset value than would be the case if the Underlying ETF held all of the securities in its underlying index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF likely will need to replace such called security with a lower-yielding security. If that were to happen, the Underlying ETF's net investment income could fall.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Underlying

7

ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying ETF owns a security that is deferring or omitting its distributions, it may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

Micro Capitalization Company Risk. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than stocks with larger capitalization. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, an Underlying ETF may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. An Underlying ETF's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF's ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments

8

in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in Frontier Emerging Markets Securities. Investment in securities in frontier emerging market countries involves risks in addition to those associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling certain Underlying ETFs to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued.

China Investment Risk. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.

Currency Risk. Certain Underlying ETFs receive a significant portion of their investment income in foreign currencies. Such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies falls relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, to the extent an Underlying ETF's net asset value is determined in U.S. dollars, the Underlying ETF's net asset value could decline if the currency of the non-U.S. market in which the Underlying ETF invests depreciates against the U.S. dollar, even if the value of the Underlying ETF's holdings increases, as measured in the foreign currency.

Some governments maintain strict currency controls. As a result, the value of certain currencies can change quickly. These and other factors could have a negative impact on an Underlying ETF's performance and increase the volatility of an investment in the Underlying ETF. Governmental policies on currency are subject to change, and the Underlying ETF's position may be adversely affected.

9

Global Bonds Risk. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

Global bonds held by an Underlying ETF are subject to credit risk, market risk, interest rate risk and liquidity risk. In addition, they may be subject to risks beyond those associated with investments in U.S. securities. Such risks include greater market volatility, less reliable financial information, higher transaction costs, taxation by foreign governments, decreased market liquidity and political instability.

An issuer may have the right to redeem or call a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

Sovereign Debt Risk. Investments in sovereign debt securities involve the risk that the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest due to the extent of its foreign reserves, cash flow problems, political considerations, the relative size of the debt service burden to the economy as a whole or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payment of principal or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor.

Emerging Markets Sovereign Debt Risk. Historically, certain government issuers in emerging markets have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. There can be no assurance that the securities in which an Underlying ETF invests will not be subject to restructuring arrangements or to requests for additional credit.

Writing Covered Call Option Risk. By writing covered call options, an Underlying ETF will give up the opportunity to benefit from potential increases in the value of its underlying index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of its underlying index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, an Underlying ETF's ability to sell the underlying securities will be limited while the option is in effect unless the fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written

10

option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Underlying ETF may be unable to write options at times that may be desirable or advantageous to the Underlying ETF to do so.

Agriculture Sector Risk. Companies involved in agriculture and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in agriculture and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Financial Services Sector Risk. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Gold and Precious Metals Industry Concentration Risk. A variety of worldwide economic, financial and political factors affect investments related to gold and other precious metals, and such investments are considered speculative. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at

11

times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

U.S. Federal Income Tax Risk. Due to their investment strategies and certain U.S. federal income tax elections, certain Underlying ETFs may expect to account for their gains or losses on their investments on a daily mark-to-market basis for federal income tax purposes. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, an Underlying ETF will have short-term capital gain, which generally is taxed like ordinary income, or short-term capital loss. To the extent there is more gain or loss from the call options, such gain will be 60% long-term capital gain or loss and 40% short-term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long-term capital gain and the percentage of loss for the tax year that can be characterized as short-term capital loss. As a result of their investment strategies, the applicable Underlying ETFs will not be able to designate a portion of their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as "qualified dividend income") or as being eligible for the dividends-received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from such an Underlying ETF may be subject to tax at greater rates than would apply if the Underlying ETF were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of the Fund acquiring, owning and disposing of shares in such an Underlying ETF.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

12

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.81% (2nd Qtr 2009)	(12.26)% (1st Qtr 2009)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (05/20/08)
Return Before Taxes	(5.73)%	(6.29)%
Return After Taxes on Distributions	(6.31)%	(7.04)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.71)%	(5.70)%
Ibbotson Alternative Completion IndexTM (reflects no deduction for fees, expenses or taxes)(1)	(5.48)%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.76)%
Blended – Ibbotson Alternative Completion IndexTM (reflects no deduction for fees, expenses or taxes)(2)	(5.48)%	(17.22)%

(1)  Effective June 30, 2010, the Fund's underlying index changed to the Ibbotson Alternative Completion IndexTM. Prior to June 30, 2010, the Fund's underlying index was the New Frontier Global Dynamic Growth Index. The "Since Inception" performance for the Ibbotson Alternative Completion IndexTM is not available because the Index did not commence calculation and publication until June 30, 2010.

(2)  The data shown as "Blended" is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010, followed by the performance of the new underlying index starting at the conversion date and through December 31, 2011.

13

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases and Sales and Taxes" on page 38 of this Prospectus.

14

PowerShares
RiverFront Tactical Balanced Growth Portfolio

Summary Information

Investment Objective

The PowerShares RiverFront Tactical Balanced Growth Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RiverFront Global Tactical Balanced Growth IndexTM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.60%
Total Annual Fund Operating Expenses	0.85%

(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying ETFs (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$87	$271	$471	$1,049

15

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 195% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by Invesco PowerShares Capital Management LLC (the "Adviser") or its affiliates ("PowerShares ETFs") or ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

RiverFront Investment Group® ("Riverfront" or the "Index Provider") compiles and calculates the Underlying Index. The Index Provider uses a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns for a given level of risk. The Underlying Index utilizes the Index Provider's proprietary and patented Price MattersTM optimization process designed to create an optimal combination of securities to maximize long-term returns based on a growth risk profile targeting approximately 80% equity and 20% fixed-income exposure. The 80% equity target consists of equity securities and Underlying ETFs whose underlying securities are U.S. equities and non-U.S. equities, as well as commodities. The 20% fixed-income target consists of fixed-income securities, ETNs and Underlying ETFs whose underlying securities are fixed-income instruments, as well as diversified baskets of currencies. RiverFront will depart from the targeted allocation range when it believes that certain sectors of the financial markets are over- or under-valued. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance depends largely on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), while continuing to

16

pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying ETFs. There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times, certain segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the Internal Revenue Service ("IRS") could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Equity Risk. Equity risk is the risk that the value of the securities the Fund or an Underlying ETF holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Fund or an Underlying ETF invests or factors relating to securities of specific companies that the Fund or an Underlying ETF holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund or an Underlying ETF holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund or an Underlying ETF holds. In addition, securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Fixed-Income Securities Risk. Fixed-income securities that the Fund or an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest

17

rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the

18

non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Non-Correlation Risk. For an Underlying ETF that seeks returns that generally correspond to an underlying index, such Underlying ETF's returns may not match the returns of the underlying index for a number of reasons. For example, an Underlying ETF may incur operating expenses not applicable to its underlying index, and may incur costs in buying and selling securities, especially when rebalancing the Underlying ETF's securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and the underlying index resulting from legal restrictions, cost or liquidity constraints.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in Underlying ETFs may be less tax efficient than an investment in conventional ETFs.

Concentration Risk. A significant percentage of the index underlying an Underlying ETF may be composed of issuers in a single industry or sector of the economy. If an Underlying ETF is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk. Certain Underlying ETFs are subject to management risk because they are actively managed portfolios. In managing such an Underlying ETF's portfolio securities, an investment adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying ETF, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. Because certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Sampling Risk. Certain Underlying ETFs' use of a representative sampling approach will result in their holding a smaller number of securities than are in their respective underlying indexes. As a result, an adverse development to an issuer of securities that an Underlying ETF holds could result in a greater decline in the Underlying ETF's net asset value than would be the case if the Underlying ETF held all of the securities in its underlying index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF likely will need to replace such called security with a

19

lower-yielding security. If that were to happen, the Underlying ETF's net investment income could fall.

Risks of Investing in U.S. Treasury Futures. Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price, and require special skills and knowledge of investment techniques. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Tax Risk. There is no guarantee that the income of an Underlying ETF investing in tax-exempt municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Micro Capitalization Company Risk. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than stocks with larger capitalization. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets

20

or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, an Underlying ETF may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. An Underlying ETF's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF's ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. To the extent an Underlying ETF's NAV is determined in U.S. dollars, the Underlying ETF's NAV could decline if the currency of the non-U.S.

21

market in which it invests depreciates against the U.S. dollar, even if the value of its holdings, measured in the foreign currency, increases.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Currency Risk. Certain Underlying ETFs receive a significant portion of their investment income in foreign currencies. Such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies falls relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, to the extent an Underlying ETF's net asset value is determined in U.S. dollars, the Underlying ETF's net asset value could decline if the currency of the non-U.S. market in which the Underlying ETF invests depreciates against the U.S. dollar, even if the value of the Underlying ETF's holdings increases, as measured in the foreign currency.

Some governments maintain strict currency controls. As a result, the value of certain currencies can change quickly. These and other factors could have a negative impact on an Underlying ETF's performance and increase the volatility of an investment in the Underlying ETF. Governmental policies on currency are subject to change, and the Underlying ETF's position may be adversely affected.

Leverage Risk. Leverage may cause the portfolio of an Underlying ETF to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by an Underlying ETF.

Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Underlying ETF may change quickly and without warning.

Commodity and Commodity-Linked Derivative Risk. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An

22

active trading market may not exist for certain commodities. This may impair the ability of an Underlying ETF to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Underlying ETF.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Financial Services Sector Risk. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Gold and Precious Metals Industry Concentration Risk. A variety of worldwide economic, financial and political factors affect investments related to gold and other precious metals, and such investments are considered speculative. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on

23

outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in government regulation, economic conditions and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Utilities Sector Risk. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Additionally, nuclear facility operators may face greater regulatory scrutiny as a result of the disaster at the Fukushima I Nuclear Power Plant in Japan, which may lead to reduced profits and investor interest for these type of issuers. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the

24

imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
15.60% (2nd Qtr 2009)	(17.29)% (3rd Qtr 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

25

	1 Year	Since Inception (05/20/08)
Return Before Taxes	(7.37)%	(5.14)%
Return After Taxes on Distributions	(7.88)%	(5.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.80)%	(4.74)%
RiverFront Global Tactical Balanced Growth IndexTM (reflects no deduction for fees, expenses or taxes)(1)	(7.87)%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.76)%
Blended – RiverFront Global Tactical Balanced Growth IndexTM (reflects no deduction for fees, expenses or taxes)(2)	(7.87)%	(15.88)%

(1)  Effective June 30, 2010, the Fund's underlying index changed to the RiverFront Global Tactical Balanced Growth IndexTM. Prior to June 30, 2010, the Fund's underlying index was the New Frontier Global Dynamic Balanced Growth IndexTM. The "Since Inception" performance for the RiverFront Global Tactical Balanced Growth IndexTM is not available because the Index did not commence calculation and publication until June 30, 2010.

(2)  The data shown as "Blended" is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010, followed by the performance of the new underlying index starting at the conversion date and through December 31, 2011.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases and Sales and Taxes" on page 38 of this Prospectus.

26

PowerShares
RiverFront Tactical Growth & Income Portfolio

Summary Information

Investment Objective

The PowerShares RiverFront Tactical Growth & Income Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RiverFront Global Tactical Balanced Growth & Income IndexTM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.46%
Total Annual Fund Operating Expenses	0.71%

(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying ETFs (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$73	$227	$395	$883

27

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but also may invest in exchange-traded notes ("ETNs") and equity and fixed-income securities that likewise are included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by Invesco PowerShares Capital Management LLC (the "Adviser") or its affiliates ("PowerShares ETFs") or ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

RiverFront Investment Group® ("Riverfront" or the "Index Provider") compiles and calculates the Underlying Index. The Index Provider uses a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns. The Underlying Index utilizes the Index Provider's proprietary and patented Price MattersTM optimization process to create an optimal combination of securities to maximize long-term returns based on a growth risk profile targeting approximately 50% equity and 50% fixed-income exposure. The 50% equity target consists of equity securities and Underlying ETFs whose underlying securities are U.S. equities and non-U.S. equities, as well as commodities. The 50% fixed-income target consists of fixed-income securities, ETNs and Underlying ETFs whose underlying securities are fixed-income instruments, as well as diversified baskets of currencies. RiverFront will depart from the targeted allocation range when it believes that certain sectors of the financial markets are over- or under-valued. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance depends largely on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with

28

respect to investments in the Underlying ETFs. There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times, certain segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns generally are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the Internal Revenue Service ("IRS") could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Equity Risk. Equity risk is the risk that the value of the securities the Fund or an Underlying ETF holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Fund or an Underlying ETF invests or factors relating to securities of specific companies that the Fund or an Underlying ETF holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund or an Underlying ETF holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund or an Underlying ETF holds. In addition, securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Fixed-Income Securities Risk. Fixed-income securities that the Fund or an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to

29

make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary

30

market liquidity. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Non-Correlation Risk. For an Underlying ETF that seeks returns that generally correspond to an underlying index, such Underlying ETF's returns may not match the returns of the underlying index for a number of reasons. For example, an Underlying ETF may incur operating expenses not applicable to its underlying index, and may incur costs in buying and selling securities, especially when rebalancing the Underlying ETF's securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and the underlying index resulting from legal restrictions, cost or liquidity constraints.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in Underlying ETFs may be less tax efficient than an investment in conventional ETFs.

Concentration Risk. A significant percentage of the index underlying an Underlying ETF may be composed of issuers in a single industry or sector of the economy. If an Underlying ETF is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Management Risk. Certain Underlying ETFs are subject to management risk because they are actively managed portfolios. In managing such an Underlying ETF's portfolio securities, an investment adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying ETF, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. Because certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Sampling Risk. Certain Underlying ETFs' use of a representative sampling approach will result in their holding a smaller number of securities than are in their respective underlying indexes. As a result, an adverse development to an issuer of securities that an Underlying ETF holds could result in a greater decline in the Underlying ETF's net asset value than would be the case if the Underlying ETF held all of the securities in its underlying index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF likely will need to replace such called security with a lower-yielding security. If that were to happen, the Underlying ETF's net investment income could fall.

31

Risks of Investing in U.S. Treasury Futures. Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price, and require special skills and knowledge of investment techniques. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Risks of Investing in the Real Estate Industry. Investments in the real estate industry may be affected by economic, legal, cultural, environment or technological factors that affect the property values, rents or occupancies of real estate related to the Fund's holdings.

REIT Risk. Although the Underlying ETFs will not invest in real estate directly, the real estate investment trusts ("REITs") in which the Underlying ETFs may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Tax Risk. There is no guarantee that the income of an Underlying ETF investing in tax-exempt municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal

32

bonds may make municipal bonds less attractive as investments and cause them to lose value.

Micro Capitalization Company Risk. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than stocks with larger capitalization. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, an Underlying ETF may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. An Underlying ETF's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF's ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation

33

by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. To the extent an Underlying ETF's NAV is determined in U.S. dollars, the Underlying ETF's NAV could decline if the currency of the non-U.S. market in which it invests depreciates against the U.S. dollar, even if the value of its holdings, measured in the foreign currency, increases.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Currency Risk. Certain Underlying ETFs receive a significant portion of their investment income in foreign currencies. Such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies falls relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, to the extent an Underlying ETF's net asset value is determined in U.S. dollars, the Underlying ETF's net asset value could decline if the currency of the non-U.S. market in which the Underlying ETF invests depreciates against the U.S. dollar, even if the value of the Underlying ETF's holdings increases, as measured in the foreign currency.

Some governments maintain strict currency controls. As a result, the value of certain currencies can change quickly. These and other factors could have a negative impact on an Underlying ETF's performance and increase the volatility of an investment in the Underlying ETF. Governmental policies on currency are subject to change, and the Underlying ETF's position may be adversely affected.

Leverage Risk. Leverage may cause the portfolio of an Underlying ETF to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by an Underlying ETF.

Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Underlying ETF may change quickly and without warning.

34

Commodity and Commodity-Linked Derivative Risk. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of an Underlying ETF to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Underlying ETF.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities any Underlying ETF may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Financial Services Sector Risk. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

35

Gold and Precious Metals Industry Concentration Risk. A variety of worldwide economic, financial and political factors affect investments related to gold and other precious metals, and such investments are considered speculative. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in government regulation, economic conditions, and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

36

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
12.55% (2nd Qtr 2009)	(10.43)% (3rd Qtr 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

37

	1 Year	Since Inception (05/20/08)
Return Before Taxes	(1.12)%	(2.83)%
Return After Taxes on Distributions	(1.77)%	(3.69)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.73)%	(2.89)%
RiverFront Global Tactical Balanced Growth & Income IndexTM (reflects no deduction for fees, expenses or taxes)(1)	(1.47)%	N/A%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.76)%
Blended – RiverFront Global Tactical Balanced Growth & Income IndexTM (reflects no deduction for fees, expenses or taxes)(2)	(1.47)%	(7.82)%

(1)  Effective June 30, 2010, the Fund's underlying index changed to the RiverFront Global Tactical Balanced Growth & Income IndexTM. Prior to June 30, 2010, the Fund's underlying index was the New Frontier Global Dynamic Balanced IndexTM. The "Since Inception" performance for the RiverFront Global Tactical Balanced Growth & Income IndexTM is not available because the Index did not commence calculation and publication until June 30, 2010.

(2)  The data shown as "Blended" is comprised of the performance of the original underlying index from Fund inception through the conversion date, June 30, 2010, followed by the performance of the new underlying index starting at the conversion date and through December 31, 2011.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases and Sales and Taxes" on page 38 of this Prospectus.

38

Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only in secondary market transactions through brokers. Shares of the Funds are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

39

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an "indexing" investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Each Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund's Underlying Index is set forth below.

Ibbotson Alternative Completion IndexTM

The Ibbotson Alternative Completion Index seeks to track the investment performance of a group of asset classes and investment strategies that the Index Provider expects to have a low correlation, or different performance characteristics, to traditional asset classes. The Index Provider combines these "alternative" asset classes and investment strategies into the Underlying Index using a five-step construction process. First, the Index Provider examines asset class and investment strategy performance using a combination of historical data, current market information and additional analysis. The Index Provider develops expected returns, standard deviations and correlations for each alternative investment option. Next, the Index Provider creates the asset class model for the Underlying Index by determining the optimal weight for each alternative asset class as part of an overall investment portfolio. The Index Provider uses a variety of techniques in this step, including re-sampled optimization and sensitivity analysis to ensure the stability of the asset allocation recommendations under a variety of market scenarios. In the next step, the Index Provider selects the Underlying Index constituents from the available investment options based on a number of qualitative and quantitative

40

investment factors. Next, the Index Provider constructs the Underlying Index using ETFs, ETNs and equity and fixed-income securities to implement the target asset class model. In the final step, the Index Provider regularly monitors and reviews the Underlying Index to ensure that it stays in line with its strategic asset allocation target. The Index Provider rebalances the Underlying Index quarterly.

RiverFront Global Tactical Balanced Growth IndexTM

The RiverFront Global Tactical Balanced Growth Index is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds and commodities, as well as other asset classes. The Index Provider changes the respective weights of the asset classes within this strategic allocation, on average, every 12 months using its proprietary Price MattersTM asset allocation optimization framework. The Index Provider then adjusts this longer term strategy on an as-needed basis through a series of subjective, tactical decisions, which modify the index weights of the different asset classes and determine the specific ETFs, ETNs and equity and fixed-income securities that will comprise the Underlying Index. The Underlying Index normally will have an allocation of 80% equity securities and 20% fixed-income securities; however, the Index Provider will depart from the targeted allocation range when it believes that certain sectors of the financial markets are over- or under-valued. Both commodity and currency ETFs are eligible for inclusion in the Underlying Index and will have their own dedicated allocation within the strategic models. Any allocations to commodities generally will be counted against the 80% equity allocation. A basket of currencies will be counted toward the Underlying Index's 20% fixed-income weighting. The Index Provider selects Underlying ETFs for the Underlying Index based on a number of criteria, including, but not limited to, asset class, sector concentration, correlation, market capitalization and expense ratio. The Underlying Index typically will hold between 20 and 40 ETFs, as well as ETNs and equity and fixed-income securities at any given time. The Index Provider rebalances the Underlying Index monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes. The valuation data for the securities that comprise the Underlying Index will be available on Bloomberg Finance L.P. ("Bloomberg").

RiverFront Global Tactical Growth & Income IndexTM

The RiverFront Global Tactical Growth & Income Index is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. The Index Provider changes the respective weights of the asset classes within this strategic allocation, on average, every 12 months using its proprietary Price MattersTM asset allocation optimization framework. The Index Provider then adjusts this longer term strategy on an as-needed basis through a series of subjective, tactical decisions which modify the index weights of the different asset classes and determine the specific ETFs, ETNs and equity and fixed-income securities that will comprise the Underlying Index. The Underlying Index normally will have an allocation of 50% equity securities and 50% fixed-income securities; however, the Index Provider will depart from the targeted allocation range when it believes that certain sectors of the financial markets are over- or under-valued. Both commodity and currency ETFs are eligible for inclusion in the Underlying Index and will have their own dedicated allocation within the strategic models. Any allocations to commodities will be generally counted against the 50% equity allocation. A basket of currencies will be counted toward the

41

Underlying Index's 50% fixed-income weighting. The Index Provider selects ETFs for the Underlying Index based on a number of criteria, including, but not limited to, asset class, sector concentration, correlation, dividend yield and potential growth of dividend yield, market capitalization and expense ratio. The Underlying Index typically will hold between 20 and 40 ETFs, as well as ETNs and equity and fixed-income securities at any given time. The Index Provider rebalances the Underlying Index monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes. The valuation data for the securities that comprise the Underlying Index will be available on Bloomberg.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Fund of Funds Risk

Because each Fund is a fund of funds, each Fund's investment performance depends largely on the investment performance of the Underlying ETFs in which it invests. An investment in each Fund is subject to the risks associated with the Underlying ETFs that comprise its respective Underlying Index. Each Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying ETFs. There is a risk that each Index Provider's evaluations and assumptions regarding the asset classes represented in each Underlying Index may be incorrect based on actual market conditions. In addition, at times, certain segments of the market represented by constituent Underlying ETFs in the Underlying Indexes may be out of favor and underperform other segments.

Risks of Investing in ETNs

ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns generally are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. Investing in ETNs is not equivalent to direct investment in an index or in the components of an index. In addition, fees on investments in ETNs will reduce the amount of a Fund's return at maturity or on redemption, and as a result, the Fund may receive less than the principal amount of the investment at maturity or upon redemption of the ETN even if the value of the relevant index has increased. Moreover, there may be restrictions on the minimum number of ETNs a Fund may redeem directly with the issuer, and on the dates on which the Fund may redeem them, which may adversely affect the value of Shares.

ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. In addition, ETNs may trade at a significant premium or

42

discount to their indicative value in the secondary market. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. The liquidity of the secondary trading market for ETNs may vary materially over time. Certain ETNs have call features or other early redemption provisions which allow the issuer, at its option, to redeem the ETN prior to the stated maturity date. Moreover, the tax treatment of ETNs is uncertain and the IRS could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Risks of Investing in MLP Units

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code and whose partnership interests or "units" trade on securities exchanges like shares of corporate stock. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to integrate acquired operations effectively with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. Changes in the regulatory environment could adversely affect the profitability of MLPs. MLPs are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs obtain insurance fully against all risks inherent to their businesses. A

43

significant accident or event could adversely affect the MLP's operations and financial condition if the MLP has not obtained full insurance against the event or occurrence. Changes in federal or state tax laws or regulations could also adversely affect the tax treatment or financial performance of MLPs. The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of approximately $4 billion in tax subsidies per year, through 2021, and the imposition of fees on certain energy producers and other proposed tax legislation could also adversely affect MLPs.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which a Fund invests or factors relating to the securities of specific companies that a Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund's NAV.

Non-Correlation Risk

A Fund's returns may not match the returns of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when

44

rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. A Fund that issues and/or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since each Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing them to deviate from their Underlying Indexes.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index, as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Portfolio Turnover Risk

Each Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, each Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

45

Non-Diversified Fund Risk

Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price of the Funds than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds' performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Underlying ETFs Risk

Each Fund may be subject to additional risks as a result of its investment in the Underlying ETFs. For more information, see the section below titled "Risks of the Underlying ETFs."

Non-Principal Investment Strategies

Each Fund, after investing in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to each Fund's Underlying Index in the portfolio composition of that Fund.

Each Fund's investment objective constitutes a non-fundamental policy that the Board of Trustees (the "Board") of the PowerShares Exchange-Traded Fund Trust II (the "Trust") may change at any time without shareholder approval, upon 60 days' prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund lends the shares of Underlying ETFs in which it invests to brokers, dealers, and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

46

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of cash collateral.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund's Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund's annual return and the return of its Underlying Index may increase significantly.

Shares May Trade At Prices Different Than NAV

The NAV of each Fund's Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

47

Underlying ETFs

The following chart illustrates the approximate asset allocation among the Underlying ETFs included in the Underlying Index of each Fund as of December 31, 2011.

Underlying ETFs	Ibbotson Alternative Completion IndexTM	RiverFront Global Tactical Balanced Growth IndexTM	RiverFront Global Tactical Balanced Growth & Income IndexTM
Domestic Equity	0 Underlying ETFs	9 Underlying ETFs	8 Underlying ETFs
PowerShares DWA Technical LeadersTM Portfolio		5.82%	1.65%
PowerShares Dynamic Consumer Discretionary Sector Portfolio		3.45%	2.39%
PowerShares Dynamic Energy Sector Portfolio		3.37%	2.47%
PowerShares Dynamic Financial Sector Portfolio		3.00%	0.88%
PowerShares Dynamic Healthcare Sector Portfolio			2.64%
PowerShares Dynamic Industrials Sector Portfolio		1.02%	1.68%
PowerShares Fundamental Pure Large Core Portfolio		7.53%
PowerShares Dynamic Utilities Portfolio		1.04%
PowerShares High Yield Equity Dividend AchieversTM Portfolio		2.74%	6.13%
PowerShares S&P 500 Low Volatility Portfolio		5.05%	6.14%
Other Domestic Equity	0 Underlying ETFs	4 Underlying ETFs	3 Underlying ETFs
		18.96%	9.33%
Foreign Equity	5 Underlying ETFs	3 Underlying ETFs	2 Underlying ETFs
PowerShares DWA Emerging Markets Technical LeadersTM Portfolio		0.90%
PowerShares Emerging Markets Infrastructure Portfolio	8.99%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	6.05%
PowerShares FTSE RAFI Emerging Markets Portfolio		6.57%	3.11%
PowerShares Global Agriculture Portfolio	2.98%

48

Underlying ETFs	Ibbotson Alternative Completion IndexTM	RiverFront Global Tactical Balanced Growth IndexTM	RiverFront Global Tactical Balanced Growth & Income IndexTM
PowerShares Global Gold and Precious Metals Portfolio	2.99%
PowerShares International Dividend AchieversTM Portfolio		4.53%	6.89%
PowerShares MENA Frontier Countries Portfolio	12.09%
Other Foreign Equity	0 Underlying ETFs	4 Underlying ETFs	4 Underlying ETFs
		8.08%	5.26%
Fixed-Income/Bond Funds	3 Underlying ETFs	1 Underlying ETF	2 Underlying ETFs
PowerShares Active Low Duration Fund			1.74%
PowerShares Emerging Markets Sovereign Debt Portfolio	12.04%
PowerShares Fundamental High Yield® Corporate Bond Portfolio		9.87%	12.41%
PowerShares Preferred Portfolio	9.04%
PowerShares S&P 500 BuyWrite Portfolio	3.99%
Real Estate	0 Underlying ETFs	1 Underlying ETF	0 Underlying ETFs
PowerShares Active U.S. Real Estate Fund		4.08%
Other Fixed-Income	3 Underlying ETFs	4 Underlying ETFs	7 Underlying ETFs
	12.03%	13.99%	33.27%
Commodities	5 Underlying ETFs	0 Underlying ETFs	2 Underlying ETFs
	29.81%		4.04%

A description of each of the PowerShares ETFs in which each Fund invests is set forth below. To gain exposure to certain asset classes, the Underlying Indexes may include (and therefore the Funds may invest in) other unaffiliated ETFs, ETNs and equity and fixed-income securities. More information regarding the PowerShares ETFs is available in their respective prospectuses and statements of additional information, which are available at www.InvescoPowerShares.com. In addition, a list of the Underlying ETFs, ETNs and equity and fixed-income securities in which each Fund invests is available at www.InvescoPowerShares.com.

Domestic Equity

PowerShares DWA Technical LeadersTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technical LeadersTM Index (its "Underlying Index").

49

PowerShares DWA Technical LeadersTM Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Index. Its Underlying Index is composed of stocks of U.S. companies. Strictly in accordance with its existing guidelines and mandated procedures, Dorsey Wright & Associates ("Dorsey Wright") includes stocks pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. Dorsey Wright bases the relative strength characteristics on each security's market performance. Dorsey Wright includes companies from a broad mid-cap and large-cap universe.

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Consumer Discretionary Sector IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Consumer Discretionary Sector Portfolio generally will invest at least 80% of its total assets in common stocks of consumer companies. PowerShares Dynamic Consumer Discretionary Sector Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. consumer companies. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Energy Sector Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Sector IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Energy Sector Portfolio generally will invest at least 80% of its total assets in common stocks of energy companies. PowerShares Dynamic Energy Sector Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. energy companies. These companies are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Financial Sector IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Financial Sector Portfolio generally will invest at least 80% of its total assets in common stocks of financial services companies. PowerShares Dynamic Financial Sector Portfolio generally will invest at least 90% of its total

50

assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. financial services companies. These companies are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Healthcare Sector IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Healthcare Sector Portfolio generally will invest at least 80% of its total assets in common stocks of healthcare companies. PowerShares Dynamic Healthcare Sector Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. healthcare companies. These companies are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Industrials Sector IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Industrials Sector Portfolio generally will invest at least 80% of its total assets in common stocks of industrial companies. PowerShares Dynamic Industrials Sector Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. industrial companies. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Core Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Core Index (its "Underlying Index").

PowerShares Fundamental Pure Large Core Portfolio generally will invest at least 90% of its total assets in the component securities that comprise its Underlying Index. Its Underlying Index is comprised of common stocks of "large core" U.S. companies (including REITs) that Research Affiliates, LLC ("RAFI Affiliates") classifies based on its Fundamental Index® methodology. Strictly in accordance with its existing guidelines and mandated procedures, RAFI Affiliates identifies the common stocks

51

for inclusion in PowerShares Fundamental Pure Large Core Portfolio's Underlying Index from a universe of the 2,500 largest U.S. companies. The use of the word "Fundamental" in PowerShares Fundamental Pure Large Core Portfolio's name reflects the fact that, in identifying common stocks, RAFI Affiliates uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). RAFI Affiliates uses the following fundamental measures to include common stocks in PowerShares Fundamental Pure Large Core Portfolio's Underlying Index: book value, income, sales and dividends. It then calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. RAFI Affiliates then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: "large," "mid" and "small." The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. RAFI Affiliates further divides the "large" size group into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. PowerShares Fundamental Pure Large Core Portfolio's Index is composed only of those common stocks that RAFI Affiliates classifies as both "large" and "core." PowerShares Fundamental Pure Large Core Portfolio generally will invest at least 80% of its total assets in common stocks of "fundamentally large" companies. PowerShares Fundamental Pure Large Core Portfolio considers "fundamentally large" companies to be those companies that comprise its Underlying Index.

PowerShares Dynamic Utilities Portfolio

PowerShares Dynamic Utilities Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Utilities IntellidexSM Index (its "Underlying Intellidex").

PowerShares Dynamic Utilities Portfolio generally will invest at least 80% of its total assets in common stocks of utilities companies. PowerShares Dynamic Utilities Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Intellidex. Its Underlying Intellidex is comprised of stocks of U.S. utilities companies. These companies are principally engaged in providing either energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. Strictly in accordance with its existing guidelines and mandated procedures, NYSE Arca includes stocks principally on the basis of their capital appreciation potential that it identifies pursuant to a proprietary Intellidex methodology.

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Mergent Dividend AchieversTM 50 Index (its "Underlying Index").

PowerShares High Yield Equity Dividend AchieversTM Portfolio generally will invest at least 80% of its total assets in common stocks of companies that have a consistent record of dividend increases. PowerShares High Yield Equity Dividend AchieversTM Portfolio generally will invest at least 90% of its total assets in dividend-paying common stocks that comprise its Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, Mergent includes stock in

52

PowerShares High Yield Equity Dividend AchieversTM Portfolio's Underlying Index, principally on the basis of dividend yield and consistent growth in dividends. Its Underlying Index contains only stocks and no debt or fixed-income securities. To qualify for the universe of "Dividend Achievers," an issuer must have increased its annual regular cash dividend, on a pre-tax basis, for each of the last 10 fiscal years.

PowerShares S&P 500® Low Volatility Portfolio

PowerShares S&P 500® Low Volatility Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (its "Underlying Index").

PowerShares S&P 500® Low Volatility Portfolio generally will invest at least 90% of its total assets in common stocks that comprise its Underlying Index. Standard & Poor's® ("S&P®") compiles, maintains and calculates the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P® selects 100 securities from the S&P 500® Index for inclusion in the Underlying Index that have the lowest realized volatility over the past 12 months as determined by S&P®. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time.

Foreign Equity

PowerShares DWA Emerging Markets Technical LeadersTM Portfolio

PowerShares DWA Emerging Markets Technical LeadersTM Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (its "Underlying Index").

PowerShares DWA Emerging Markets Technical LeadersTM Portfolio generally will invest at least 90% of its total assets in the equity securities from countries with emerging economies within Dorsey Wright & Associates' ("Dorsey Wright") classification definition, and that comprise the Underlying Index, and American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is comprised of equity securities selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. Dorsey Wright selects companies from a universe of approximately 1,000 securities in emerging economies, excluding companies listed on a U.S. stock exchange.

Historically, the Underlying Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares Emerging Markets Infrastructure Portfolio will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery;

53

3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the S-Network Emerging Infrastructure Builders IndexSM (its "Underlying Index"), and ADRs and GDRs that are based on the securities in its Underlying Index. PowerShares Emerging Markets Infrastructure Portfolio anticipates that the majority of its investments will be in the securities that comprise its Underlying Index rather than in ADRs and GDRs. Its Underlying Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC ("S-Network"). Emerging market countries are determined according to S-Network's definition, which currently includes those countries identified in the World Bank Country Classification system as "Middle Income" countries. PowerShares Emerging Markets Infrastructure Portfolio's Underlying Index includes stocks with a minimum market capitalization of $500 million and removes them if the market capitalization falls below $300 million.

Historically, PowerShares Emerging Markets Infrastructure Portfolio's Underlying Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. PowerShares Emerging Markets Infrastructure Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in its Underlying Index.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio will invest at least 90% of its total assets in securities of small and medium capitalization companies that are classified as "developed" within the country classification definition of FTSE, excluding the United States, and that comprise the FTSE RAFI Developed ex US Mid Small 1500 Index (its "Underlying Index"), and ADRs and GDRs that are based on the securities in its Underlying Index. PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio anticipates that the majority of its investments will be in the securities that comprise its Underlying Index rather than in ADRs and GDRs. Its Underlying Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed ex US All Cap Index, as determined by FTSE. FTSE selects and weights securities based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio's Underlying Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio does not purchase all of the securities in its Underlying Index; instead, it utilizes a "sampling" methodology to seek to achieve its investment objective.

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE that comprise the RAFI Emerging Markets Index (its "Underlying Index") and ADRs and GDRs that are based on the securities in its Underlying Index. PowerShares FTSE RAFI Emerging Markets Portfolio anticipates that a significant portion of its investments

54

will be in ADRs and GDRs that are based on the securities included in its Underlying Index. Its Underlying Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score, selected from the constituents of the FTSE Emerging Large/Mid Cap Index, as determined by FTSE. FTSE selects and weights the securities based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, PowerShares FTSE RAFI Emerging Markets Portfolio's Underlying Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. PowerShares FTSE RAFI Emerging Markets Portfolio does not purchase all of the securities in its Underlying Index; instead, it utilizes a "sampling" methodology to seek to achieve its investment objective.

PowerShares Global Agriculture Portfolio

PowerShares Global Agriculture Portfolio will invest at least 90% of its total assets in the securities of companies engaged in agriculture and farming related activities that comprise its Underlying Index, and ADRs and GDRs that are based on the securities in its Underlying Index. The NASDAQ OMX Group, Inc. ("NASDAQ OMX") calculates and maintains PowerShares Global Agriculture Portfolio's Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies engaged in agriculture and farming-related activities. PowerShares Global Agriculture Portfolio's Underlying Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in PowerShares Global Agriculture Portfolio's Underlying Index. PowerShares Global Agriculture Portfolio anticipates that the majority of its investments will be in the securities that comprise its Underlying Index rather than in ADRs and GDRs. PowerShares Global Agriculture Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in its Underlying Index. Its Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Gold and Precious Metals Portfolio will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise its Underlying Index, and ADRs and GDRs that are based on the securities in its Underlying Index. NASDAQ OMX calculates and maintains PowerShares Global Gold and Precious Metals Portfolio's Underlying Index, which is designed to measure the overall performance of globally traded securities of the largest and most liquid securities of companies involved in gold, silver and other precious metals mining related activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in PowerShares Global Gold and Precious Metals Portfolio's Underlying Index. PowerShares Global Gold and Precious Metals Portfolio's Underlying Index may include securities in emerging market countries. PowerShares Global Gold and Precious Metals Portfolio anticipates that the majority of its investments will be in

55

the securities that comprise its Underlying Index rather than in ADRs and GDRs. PowerShares Global Gold and Precious Metals Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in its Underlying Index. Its Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

PowerShares International Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the International Dividend AchieversTM Index (its "Underlying Index").

PowerShares International Dividend AchieversTM Portfolio generally will invest at least 90% of its total assets in the securities that comprise its Underlying Index. Its Underlying Index currently is composed of ADRs and GDRs that are listed on the London Stock Exchange ("LSE"), in addition to ADRs and non-U.S. common or ordinary stocks traded on the NYSE, the NASDAQ Stock Market LLC ("NASDAQ") or NYSE Amex of companies that have increased their aggregate annual regular dividend payments consistently over the course of the last five calendar or fiscal years. Strictly in accordance with its existing guidelines and mandated procedures, Mergent includes stock in PowerShares International Dividend AchieversTM Portfolio's Underlying Index pursuant to a proprietary selection methodology.

PowerShares MENA Frontier Countries Portfolio

PowerShares MENA Frontier Countries Portfolio will invest at least 90% of its total assets in securities of companies that are domiciled in or principally traded in a Middle East or North African ("MENA") frontier country and that comprise its Underlying Index, and ADRs and GDRs that are based on the securities in its Underlying Index. NASDAQ OMX calculates and maintains PowerShares MENA Frontier Countries Portfolio's Underlying Index, which is designed to measure the performance of the largest and most liquid securities of companies domiciled or principally traded in a frontier country in the MENA region. Frontier countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. MENA frontier countries currently include Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from PowerShares MENA Frontier Countries Portfolio's Underlying Index's eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from its Underlying Index's eligible universe. The countries that comprise Middle East and North African frontier countries may change from time to time, but the countries will continue to be domiciled or principally traded in the MENA region. PowerShares MENA Frontier Countries Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in its Underlying Index. Its Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

56

Fixed-Income/Bond Funds

PowerShares Active Low Duration Fund

PowerShares Active Low Duration Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of U.S. government, corporate and agency debt securities.

PowerShares Active Low Duration Fund seeks to outperform its benchmark, the Barclays Capital 1 – 3 Year U.S. Treasury Index, by analyzing a variety of specific factors affecting the return on investments relative to the benchmark and by applying an actively managed portfolio construction and security selection total return strategy. PowerShares Active Low Duration Fund allocates its investments between U.S. government, corporate and agency debt securities based on current market conditions. There is no minimum or maximum percentage that may be allocated among these investments. In constructing PowerShares Active Low Duration Fund's portfolio, its sub-adviser, Invesco Advisers, Inc. ("Invesco") considers macro-economic and sector level factors such as economic or political conditions and monetary policy, as well as issuer-specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. Invesco focuses on securities that it believes have favorable prospects for exceeding the benchmark's returns.

In implementing its investment strategy, PowerShares Active Low Duration Fund currently intends to invest in U.S. Treasury futures and may do so with respect to the entire portfolio. PowerShares Active Low Duration Fund also may invest without limitation in other derivative instruments including, among others, swaps (including interest rate, total return and credit default swaps), put options, call options, futures contracts and options on futures contracts, convertible securities, structured notes, reverse repurchase agreements and dollar rolls. Derivative instruments may have the effect of leveraging the PowerShares Active Low Duration Fund's portfolio. PowerShares Active Low Duration Fund's investments in derivative instruments will be counted toward its policy to invest 80% of its assets in U.S. government, corporate and agency debt securities to the extent that these derivative instruments have economic characteristics similar to the securities included within that policy.

Invesco will consider selling a particular security when the risks applicable to that security become unfavorable relative to that security's expected return.

Under normal market conditions, PowerShares Active Low Duration Fund's effective duration, as estimated by its portfolio managers, will be in the range of zero to three years. Effective duration is a measure of PowerShares Active Low Duration Fund's price sensitivity to changes in interest rates.

PowerShares Active Low Duration Fund may invest up to 25% of its total assets in non-investment grade securities, commonly known as "junk bonds," as determined at the time of purchase. A fixed-income security is considered non-investment grade if it is rated below "Baa3" by Moody's Investors Services, Inc. ("Moody's"), or below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or below "BBB-" by Fitch Ratings, Inc. ("Fitch"), or, if unrated, if Invesco determines it to be of comparable credit quality at the time the investment is made.

PowerShares Active Low Duration Fund typically maintains a portion of its assets in cash, which generally will be invested in either cash instruments or unaffiliated money market funds. PowerShares Active Low Duration Fund will hold cash to handle its daily cash needs. The amount of cash it holds may increase if it takes a temporary defensive position. PowerShares Active Low Duration Fund may take a temporary

57

defensive position if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions. Maintaining a larger proportion of the PowerShares Active Low Duration Fund's assets in cash rather than securities could negatively impact its investment results in a period of rising market prices; conversely, it could reduce the magnitude of the PowerShares Active Low Duration Fund's losses in the event of falling market prices and provide liquidity to make additional investments.

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio seeks investment results that correspond generally to the price and yield (before fees and expenses) of the DB Emerging Market USD Liquid Balanced Index (its "Underlying Index").

PowerShares Emerging Markets Sovereign Debt Portfolio generally will invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds that comprise its Underlying Index. PowerShares Emerging Markets Sovereign Debt Portfolio's Underlying Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its existing guidelines and mandated procedures, Deutsche Bank Securities Inc. ("DB" or the "Index Provider") selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have more than three years to maturity and (iv) have an outstanding float of at least $500 million. Historically, PowerShares Emerging Markets Sovereign Debt Portfolio's Underlying Index has included bonds issued by the governments of Bulgaria, Brazil, Columbia, Croatia, El Salvador, Hungary, Indonesia, South Korea, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela; however, this universe of countries may change in accordance with DB's determination of eligible emerging market countries. PowerShares Emerging Markets Sovereign Debt Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in its Underlying Index.

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® High Yield Bond Index (its "Underlying Index").

PowerShares Fundamental High Yield® Corporate Bond Portfolio generally will invest at least 80% of its total assets in high yield corporate bonds that comprise its Underlying Index. PowerShares Fundamental High Yield® Corporate Bond Portfolio's Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only high yield corporate bonds with greater than one year to maturity and rated Ba1/BB+ or lower, but not below B3/B-, by either Moody's or S&P qualify for inclusion in its Underlying Index. Ryan ALM, Inc. compiles and calculates PowerShares Fundamental High Yield® Corporate Bond Portfolio's Underlying Index, which measures potential returns based on the Fundamental Index® methodology developed by RAFI Affiliates. PowerShares Fundamental High Yield® Corporate Bond Portfolio does not purchase all of the securities in its Underlying Index; instead, it utilizes a "sampling" methodology to seek to achieve its investment objective.

58

PowerShares Preferred Portfolio

PowerShares Preferred Portfolio seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (its "Underlying Index").

PowerShares Preferred Portfolio generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise its Underlying Index. PowerShares Preferred Portfolio's Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. Its Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary shares. Most of the preferred securities included in its Underlying Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter market. Its Underlying Index may include Rule 144A securities. Strictly in accordance with its existing guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch") selects securities for PowerShares Preferred Portfolio's Underlying Index using a rules-based methodology. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). PowerShares Preferred Portfolio does not purchase all of the securities in its Underlying Index; instead, it utilizes a "sampling" methodology to seek to achieve its investment objective.

PowerShares S&P 500 BuyWrite Portfolio

PowerShares S&P 500 BuyWrite Portfolio seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWrite Index (its "Underlying Index").

PowerShares S&P 500 BuyWrite Portfolio generally will invest at least 80% of its total assets in common stocks of the 500 companies included in the S&P 500® Index (the "S&P 500 Index" or the "Reference Index") and will write (sell) call options thereon. Its Underlying Index measures total returns of a theoretical portfolio including the S&P 500 Index stocks on which S&P 500 Index call options are written (sold) systemically against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, PowerShares S&P 500 BuyWrite Portfolio gives the right to the purchaser of the option written by PowerShares S&P 500 BuyWrite Portfolio to receive a cash payment equal to the difference between the value of the S&P 500 Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium it receives. PowerShares S&P 500 BuyWrite Portfolio will write options that are traded on national securities exchanges. Strictly in accordance with its existing guidelines and mandated procedures, the Chicago Board Options Exchange ("CBOE") calculates PowerShares S&P 500 BuyWrite Portfolio's Underlying Index.

59

Real Estate Funds

PowerShares Active U.S. Real Estate Fund

PowerShares Active U.S. Real Estate Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index. PowerShares Active U.S. Real Estate Fund considers a company to be principally engaged in the U.S. real estate industry if it (i) derives 50% of its revenues or profits from the ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. PowerShares Active U.S. Real Estate Fund plans to invest principally in equity REITs. Equity REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans (such as mortgages). It also may invest in real estate operating companies ("REOCs"), as well as securities of other companies principally engaged in the U.S. real estate industry. REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

PowerShares Active U.S. Real Estate Fund structures and selects its investments primarily from a universe of securities that are included within the FTSE NAREIT Equity REITs Index at the time of purchase. In constructing the portfolio, Invesco analyzes quantitative and statistical metrics to identify attractively priced securities. Invesco will consider selling or reducing a security position if (i) the relative attractiveness of a security falls below desired levels, (ii) its quantitative risk/return profile changes significantly, or (iii) a more attractive investment opportunity is identified. Invesco generally conducts the security and portfolio evaluation process monthly.

Under normal market conditions, PowerShares Active U.S. Real Estate Fund anticipates being invested fully. However, it may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents that may include unaffiliated money market funds if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Maintaining a larger proportion of its assets in cash rather than securities could negatively impact its investment results in a period of rising market prices; conversely, it could reduce the magnitude of PowerShares Active U.S. Real Estate Fund's losses in the event of falling market prices and provide liquidity to make additional investments.

The Adviser will execute all trades on behalf of PowerShares Active U.S. Real Estate Fund.

Risks of the Underlying ETFs

Investments in each Fund are subject to various risks associated with investments in the Underlying ETFs. These include the risks that follow. Also see the section above entitled "Additional Information About the Funds' Strategies and Risks" for more information about the risks of investing in the Funds.

Agriculture Sector Risk

Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the

60

environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities. Furthermore, agriculture and farming-related activities are particularly affected by changing weather conditions and other natural disasters. In addition, companies involved in the agriculture industry and farming-related activities are subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. Generally, companies involved in the agriculture industry and farming-related activities are affected by the economic health of consumers. As a result, a weak economy and its effect on consumer spending could adversely affect such companies.

Banking Industry Concentration Risk

Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities an Underlying ETF may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Consumer Discretionary Sector Risk

Fluctuations in supply and demand affect the consumer discretionary sector. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Energy Sector Risk

Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

61

Financial Services Sector Risk

Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Gold and Precious Metals Industry Concentration Risk

A variety of worldwide economic, financial and political factors affect investments related to gold and other precious metals, and such investments are considered speculative. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Healthcare Sector Risk

Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments may affect the profitability of companies in the healthcare sector. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and

62

costly. Healthcare companies also are subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may depend on a relatively limited number of products, and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Industrials Sector Risk

Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage and product liability claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations also could adversely affect the companies in this sector.

Oil and Gas Services Industry Concentration Risk

The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in government regulation, economic conditions and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Utilities Sector Risk

Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications

63

equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Additionally, nuclear facility operators may face greater regulatory scrutiny as a result of the disaster at the Fukushima I Nuclear Power Plant in Japan, which may lead to reduced profits and investor interest for these type of issuers. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Cash Transaction Risk

Unlike most ETFs, certain Underlying ETFs effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because certain Underlying ETFs effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. An Underlying ETF may recognize a capital gain on these sales that might not have been incurred if the Underlying ETF had made a redemption in-kind, and this may decrease the tax efficiency of the Underlying ETF compared to ETFs that utilize an in-kind redemption process.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will call (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower-yielding security. If that were to happen, the Underlying ETF's net investment income could fall.

Non-Investment Grade Securities Risk

Certain Underlying ETFs may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which an Underlying ETF could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Underlying ETF's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

64

Risks of Investing in U.S. Treasury Futures

Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price. The use of futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return. An Underlying ETF could also experience losses if the U.S. Treasury securities underlying futures contracts are not closely correlated with the securities held by the Underlying ETF or if the Underlying ETF is unable to close out a position because the market for such derivatives becomes illiquid.

Participation Note Risk

Participation notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects an Underlying ETF to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, an Underlying ETF is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Underlying ETF would lose its investment. The risk that an Underlying ETF may lose its investment due to the insolvency of a counterparty may be amplified because the applicable Underlying ETFs intend to purchase P-notes issued by as few as one issuer. To seek to limit its counterparty risk, such Underlying ETFs will limit their investments in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in certain foreign securities. In addition, an Underlying ETF's use of P-notes may cause the Underlying ETF's performance to deviate from the performance of the portion of the underlying index to which the Underlying ETF is gaining exposure through the use of P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in an Underlying ETF's portfolio and which also may lead to delays in the redemption of the Underlying ETF's shares. In addition, the ability of an Underlying ETF to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Underlying ETF's securities due to reduced availability of reliable objective

65

pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value to such securities.

Mortgage-Backed Securities Risk

Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying ETF to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Preferred Securities Risk

There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying ETF owns a security that is deferring or omitting its distributions, the Underlying ETF may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater

66

risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult to value accurately than securities of public corporations. Since certain Underlying ETFs invest a significant portion of their portfolios in municipal securities, the Underlying ETFs' portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities. The index providers for such Underlying ETFs rely on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

Tax Risk

There is no guarantee that the income of an Underlying ETF investing in tax-exempt municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Risks of Investing in the Real Estate Industry

The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market

67

saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

REIT Risk

Investments in securities of real estate companies involve risks. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT's investments to decline. A REIT's investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT's mortgage-related assets.

68

Management Risk

Certain Underlying ETFs are subject to management risk because they are actively managed portfolios. In managing such an Underlying ETF's portfolio securities, an investment adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying ETF, but there can be no guarantee that these will produce the desired results.

Writing Covered Call Option Risk

By writing covered call options in return for the receipt of premiums, Underlying ETFs will give up the opportunity to benefit from potential increases in the value of stocks held above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the stocks. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, an Underlying Index's ability to sell the underlying securities will be limited while the option is in effect unless the Underlying Index extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Underlying Index may be unable to write options at times that may be desirable or advantageous to the Underlying Index to do so.

U.S. Federal Income Tax Risk

Due to certain investment strategies and U.S. federal income tax elections, certain Underlying ETFs expect to account for the gain or loss on their investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, the Underlying ETFs will have short-term capital gain, which is generally taxed like ordinary income, or short-term capital loss. To the extent there is more gain or loss from the call options, such gain will be 60% long-term capital gain or loss and 40% short-term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long-term capital gain and the percentage of loss for the tax year that can be characterized as short-term capital loss. As a result of their investment strategies, certain Underlying ETFs will not be able to designate a portion of their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as "qualified dividend income") or as being eligible for the dividends-received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from such an Underlying ETF may be subject to tax at greater rates than would apply if the Underlying ETF were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in such an Underlying ETF.

Geographic Risk

Underlying ETFs that are less diversified across geographic regions or countries generally are riskier than more diversified funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time.

69

Foreign and Emerging Markets Securities Risk

Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. To the extent an Underlying ETF's NAV is determined in U.S. dollars, the Underlying ETF's NAV could decline if the currency of the non-U.S. market in which it invests depreciates against the U.S. dollar, even if the value of the its holdings, measured in the foreign currency, increases.

70

Risks of Investing in Frontier Emerging Market Securities

Investment in securities in frontier emerging market countries involves risks in addition to those associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling certain Underlying ETFs to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued. Each country has different laws specific to that country which impact investment which may increase the risks to which investors, such as certain Underlying ETFs, are subject. Investors must comply with such laws at the risk of losses. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Finally, country specific rules or legislation addressing investment-related foreign exchange transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Frontier emerging market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, Underlying ETF share prices. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause an Underlying ETF's share price to decline.

Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue

71

to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which certain Underlying ETFs may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which certain Underlying ETFs expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, an Underlying ETF will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of an Underlying ETF. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries also may restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as certain Underlying ETFs. In addition, if a deterioration occurs in a frontier country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. An Underlying ETF could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying ETF of any restrictions on investments. Investing in local markets in frontier countries may require an Underlying ETF to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Underlying ETF.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in an Underlying ETF's portfolio. In addition, there is the possibility in certain countries of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with

72

neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

China Investment Risk

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.

Global Bonds Risk

A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

Global bonds held by an Underlying ETF are subject to credit risk, market risk, interest rate risk and liquidity risk. In addition, they may be subject to risks beyond those associated with investments in U.S. securities. Such risks include greater market volatility, less reliable financial information, higher transaction costs, taxation by foreign governments, decreased market liquidity and political instability.

An issuer may have the right to redeem or call a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

Valuation Risk

Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

73

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Currency Risk

Because the net asset value of certain Underlying ETFs is determined in U.S. dollars, such Underlying ETFs' net asset value could decline if the currency of the non-U.S. market in which the Underlying ETF invests depreciates against the U.S. dollar, even if the value of the Underlying ETF's holdings, measured in the foreign currency, increases.

Certain Underlying ETFs receive a significant portion of their investment income in foreign currencies. Such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies falls relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. To the extent an Underlying ETF's net asset value is determined in U.S. dollars, the Underlying ETF's net asset value could decline if the currency of the non-U.S. market in which the Underlying ETF invests depreciates against the U.S. dollar, even if the value of the Underlying ETF's holdings increases, as measured in the foreign currency.

Furthermore, certain Underlying ETFs may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to an Underlying ETF at one rate, while offering a lesser rate of exchange should the Underlying ETF desire immediately to resell that currency to the dealer. The Underlying ETF will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

In addition, some governments maintain strict currency controls. As a result, the value of certain currencies can change quickly. These and other factors could have a negative impact on an Underlying ETF's performance and increase the volatility of an investment in the Underlying ETF. Governmental policies on currency are subject to change, and the Underlying ETF's position may be adversely affected.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying

74

ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, an Underlying ETF may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain Underlying ETFs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underlying ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain Underlying ETFs.

Leverage Risk

Certain Underlying ETFs engage in transactions, including the use of derivatives, that may give rise to a form of leverage. To mitigate leveraging risk, such Underlying ETFs will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying ETF to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage may cause an Underlying ETF's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Underlying ETF.

Derivatives Risk

Certain Underlying ETFs will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset,

75

rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in an Underlying ETF that invests in derivatives may change quickly and without warning.

Commodity and Commodity-Linked Derivative Risk

The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of the Underlying ETF to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Underlying ETF.

Micro Capitalization Company Risk

Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, an Underlying ETF may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk

A significant percentage of an Underlying ETF's underlying index or underlying intellidex may be composed of issuers in a single industry or sector of the economy. If an Underlying ETF is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the

76

economy. At times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Sampling Risk

Certain Underlying ETFs' use of a representative sampling approach will result in their holding a smaller number of securities than are in their respective underlying indexes. As a result, an adverse development to an issuer of securities that an Underlying ETF holds could result in a greater decline in the Underlying ETF's net asset value than would be the case if the Underlying ETF held all of the securities in its underlying index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Equity Risk

Equity risk is the risk that the value of the securities an Underlying ETF holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Underlying ETF invests or factors relating to the securities of specific companies that an Underlying ETF holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities an Underlying ETF holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities an Underlying ETF holds. In addition, securities of an issuer in an Underlying ETF's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk

The securities in each Underlying ETF's underlying index are subject to market fluctuations. You should anticipate that the value of an Underlying ETF's shares will decline, more or less, in correlation with any decline in value of the securities in its respective underlying index.

Market Trading Risk

The Underlying ETFs face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an Underlying ETF.

77

Non-Correlation Risk

For an Underlying ETF that seeks returns that generally correspond to an underlying index, such Underlying ETF's returns may not match the returns of the underlying index for a number of reasons. For example, each Underlying ETF incurs operating expenses not applicable to its underlying index and incurs costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of an Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and its underlying index resulting from legal restrictions, cost or liquidity constraints. An Underlying ETF may fair value certain of the securities it holds. To the extent an Underlying ETF calculates its net asset value based on fair value prices, the Underlying ETF's ability to track its underlying index may be adversely affected. Since the underlying indexes are not subject to the tax diversification requirements to which the Underlying ETFs must adhere, an Underlying ETF may be required to deviate its investments from the securities and relative weightings of its underlying index. An Underlying ETF may not invest in certain securities included in its underlying index due to liquidity constraints. Liquidity constraints may delay an Underlying ETF's purchase or sale of securities included in its underlying index. For tax efficiency purposes, the Underlying ETFs may sell certain securities to realize losses, causing them to deviate from their underlying indexes.

The investment activities of one or more of the affiliates of an Underlying ETF's investment adviser, including other subsidiaries of the investment adviser's parent company, for their proprietary accounts and for client accounts also may adversely impact the Underlying ETF's ability to track its underlying index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the investment adviser, the Underlying ETF or other client accounts to suffer disadvantages or business restrictions. As a result, an Underlying ETF may be restricted in its ability to acquire particular securities due to positions held by an investment adviser's affiliates.

An Underlying ETF's adviser may not fully invest the Underlying ETF at times, either as a result of cash flows into the Underlying ETF or reserves of cash the Underlying ETF holds to meet redemptions and expenses. If an Underlying ETF utilizes futures or other derivative positions, the return may not correlate as well with the return of its underlying index as would be the case if it purchased all of the securities in its underlying index with the same weightings as the Underlying Index.

Index Risk

Unlike many investment companies, Underlying ETFs do not utilize investing strategies that seek returns in excess of their underlying indexes. Therefore, an Underlying ETF would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective underlying index, even if that security generally is underperforming.

Non-Diversified Fund Risk

Because certain Underlying ETFs may be non-diversified and therefore can invest a greater portion of their assets in securities of individual issuers than can diversified funds, changes in the market value of a single investment could cause greater

78

fluctuations in share price of those Underlying ETFs than would occur in a diversified fund. This may increase the Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed, principally in-kind, in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of 58 ETFs.

As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business

79

affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

Each Fund pays the Adviser a unitary management fee equal to 0.25% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

80

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2011.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Ibbotson Alternative Completion Portfolio	PTO

PowerShares RiverFront Tactical Balanced Growth Portfolio	PAO

PowerShares RiverFront Tactical Growth & Income Portfolio	PCA

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

81

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of the applicable Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by a Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second intervals. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

82

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly for each Fund. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Distributions from the Funds' net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, distributions are subject to federal income tax when they are paid, regardless of whether you take them in cash or reinvest them in the applicable Fund. Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by the Funds to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Funds and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Funds' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds' NAV per Share

83

and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

A Fund cannot offset income or gains distributed by one Underlying ETF against losses in another Underlying ETF. As a result, the amount, timing and character of distributions to a Fund's shareholders could be affected.

By law, the Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

The Funds intend to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

84

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. The value of each Underlying Index will not be calculated and disseminated intra day. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

85

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

86

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

	Year Ended October 31,			For the Period May 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$11.61	$10.40	$9.04	$15.12
Net investment income**	0.30	0.22	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.20)	1.24	1.34	(6.14)
TOTAL FROM INVESTMENT OPERATIONS	0.10	1.46	1.53	(6.02)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.32)	(0.25)	(0.17)	(0.06)
NET ASSET VALUE AT END OF PERIOD	$11.39	$11.61	$10.40	$9.04
SHARE PRICE AT END OF PERIOD***	$11.37	$11.55	$10.51	$8.90

NET ASSET VALUE TOTAL RETURN****	0.88%	14.18%	17.36%	(39.92	)%(a)
SHARE PRICE TOTAL RETURN****	1.22%	12.42%	20.46%	(40.86	)%(a)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (000's omitted)	$8,544	$11,031		$9,881	$9,043
RATIO TO AVERAGE NET ASSETS OF:
Expenses>	0.25%	0.25%		0.26%	0.25	%†
Net investment income	2.59%	2.02%		2.14%	2.36	%†
Portfolio turnover rate††	5%	122%		48%	89%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.02)	$(0.00	)(b)	$(0.01)	$0.09

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the Exchange) to October 31, 2008 was (39.44)%. The share price total return from Fund Inception to October 31, 2008 was (41.13)%.

(b)  Amount represents less than $0.005.

87

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

	Year Ended October 31,			For the Period May 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$12.13	$10.93	$9.58	$15.10
Net investment income**	0.23	0.22	0.25	0.19
Net realized and unrealized gain (loss) on investments	(0.36)	1.22	1.33	(5.60)
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	1.44	1.58	(5.41)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.21)	(0.24)	(0.23)	(0.11)
NET ASSET VALUE AT END OF PERIOD	$11.79	$12.13	$10.93	$9.58
SHARE PRICE AT END OF PERIOD***	$11.77	$12.14	$11.01	$9.34

NET ASSET VALUE TOTAL RETURN****	(1.11)%	13.33%	16.88%	(36.04	)%(a)
SHARE PRICE TOTAL RETURN****	(1.36)%	12.60%	20.75%	(37.64	)%(a)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (000's omitted)	$23,581	$15,166	$9,837	$7,666
RATIO TO AVERAGE NET ASSETS OF:
Expenses>	0.25%	0.25%	0.26%	0.25	%†
Net investment income	1.79%	1.99%	2.63%	3.58	%†
Portfolio turnover rate††	195%	204%	57%	78%
Undistributed net investment income included in price of units issued and redeemed**#	$0.04	$0.04	$0.01	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day of trading on the Exchange) to October 31, 2008 was (35.74)%. The share price total return from Fund Inception to October 31, 2008 was (38.01)%.

88

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

	Year Ended October 31,			For the Period May 16, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$12.60	$11.55	$10.20	$15.08
Net investment income**	0.28	0.29	0.29	0.20
Net realized and unrealized gain (loss) on investments	(0.07)	1.02	1.34	(4.96)
TOTAL FROM INVESTMENT OPERATIONS	0.21	1.31	1.63	(4.76)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.29)	(0.26)	(0.28)	(0.12)
NET ASSET VALUE AT END OF PERIOD	$12.52	$12.60	$11.55	$10.20
SHARE PRICE AT END OF PERIOD***	$12.51	$12.61	$11.54	$10.46

NET ASSET VALUE TOTAL RETURN****	1.70%	11.53%	16.33%	(31.74	)%(a)
SHARE PRICE TOTAL RETURN****	1.46%	11.68%	13.30%	(30.02	)%(a)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (000's omitted)	$20,034	$15,124	$11,545	$7,142
RATIO TO AVERAGE NET ASSETS OF:
Expenses>	0.25%	0.25%	0.26%	0.25	%†
Net investment income	2.15%	2.42%	2.80%	3.64	%†
Portfolio turnover rate††	181%	162%	67%	67%
Undistributed net investment income included in price of unitsissued and redeemed**#	$0.03	$0.03	$0.03	$0.07

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the Exchange) to October 31, 2008 was (31.56)%. The share price total return from Fund Inception to October 31, 2008 was (30.94)%.

89

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

RiverFront is the Index Provider for the PowerShares RiverFront Tactical Balanced Growth Portfolio and the PowerShares RiverFront Tactical Growth & Income Portfolio, and Ibbotson is the Index Provider for the PowerShares Ibbotson Alternative Completion Portfolio. Neither RiverFront nor Ibbotson is affiliated with the Trust, the Adviser or the Distributor.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM

PowerShares RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM

PowerShares RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM

Disclaimers

Disclaimers of the Funds

The Funds are not sponsored, endorsed, sold or promoted by RiverFront or Ibbotson, and neither company makes any representation regarding the advisability of investing in Shares of the Funds.

The RiverFront Global Tactical Balanced Growth Index and RiverFront Global Tactical Balanced Growth & Income Index are trademarks of RiverFront and the Ibbotson Alternative Completion Index is a trademark of Ibbotson and each index has been licensed for use for certain purposes to the Adviser.

PowerShares Ibbotson Alternative Completion Portfolio is not sponsored, endorsed, sold or promoted by Ibbotson. Ibbotson makes no representation or warranty, express or implied, to the owners of PowerShares Ibbotson Alternative Completion Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Ibbotson Alternative Completion Portfolio in particular or the ability of the Ibbotson Alternative Completion Index to track general stock market performance. Ibbotson's only relationship to the Adviser is the licensing of certain service marks and service names of Ibbotson and of the Ibbotson Alternative Completion Index which is determined, composed and calculated by Ibbotson without regard to the Adviser or PowerShares Ibbotson Alternative Completion Portfolio. Ibbotson has no obligation to take the needs of the Adviser or the owners of PowerShares Ibbotson Alternative Completion Portfolio into

90

consideration in determining, composing or calculating the Ibbotson Alternative Completion Index. Ibbotson is not responsible for and has not participated in the determination of the prices and amount of PowerShares Ibbotson Alternative Completion Portfolio or the timing of the issuance or sale of PowerShares Ibbotson Alternative Completion Portfolio or in the determination or calculation of the equation by which PowerShares Ibbotson Alternative Completion Portfolio is converted into cash. Ibbotson has no obligation or liability in connection with the administration, marketing or trading of PowerShares Ibbotson Alternative Completion Portfolio.

IBBOTSON DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IBBOTSON ALTERNATIVE COMPLETION INDEX OR ANY DATA INCLUDED THEREIN AND IBBOTSON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. IBBOTSON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IBBOTSON ALTERNATIVE COMPLETION INDEX OR ANY DATA INCLUDED THEREIN. IBBOTSON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IBBOTSON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Trust and its common shares are not sponsored, endorsed, sold or promoted by RiverFront. RiverFront makes no representation or warranty, express or implied, to the shareholders of PowerShares RiverFront Tactical Balanced Growth Portfolio or PowerShares RiverFront Tactical Growth & Income Portfolio (collectively, the "RiverFront Funds") or any member of the public regarding the advisability of investing in securities generally or in the RiverFront Funds particularly or the ability of any data supplied by RiverFront to track general stock market performance. RiverFront's only relationship to the RiverFront Funds is the licensing of certain trademarks and trade names of RiverFront and of the data supplied by RiverFront which is determined, composed and calculated by RiverFront without regard to the RiverFront Funds or their common shares. RiverFront has no obligation to take the needs of the Adviser or the shareholders of the RiverFront Funds into consideration in determining, composing or calculating the data supplied by RiverFront. RiverFront is not responsible for and has not participated in the determination of the prices of the RiverFront Funds or their common shares or the timing of the issuance or sale of such RiverFront Funds or their common shares. RiverFront has no obligation or liability in connection with the administration, marketing or trading of the RiverFront Funds or their common shares.

RIVERFRONT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. RIVERFRONT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE DATA SUPPLIED BY RIVERFRONT OR ANY DATA INCLUDED THEREIN. RIVERFRONT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY RIVERFRONT OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO

91

EVENT SHALL RIVERFRONT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Disclaimers of the PowerShares ETFs

Neither of PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio or PowerShares FTSE RAFI Emerging Markets Portfolio is sponsored, endorsed, sold or promoted by FTSE, and FTSE does not make any representation regarding the advisability of investing in Shares of these Funds.

FTSE makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the index provider, FTSE's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of the FTSE, FTSE RAFI Developed ex US Mid Small 1500 Index and the FTSE RAFI Developed ex US Index.

The Shares of PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Plc (the "London Exchange"), by The Financial Times Limited ("FT") or by Research Affiliates LLC ("Research Affiliates®"), and neither FTSE nor the London Exchange nor FT nor Research Affiliates® makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the underlying sector indexes or underlying index and/or the figure at which the said underlying sector indexes or underlying index stand at any particular time on any particular day or otherwise. The underlying sector indexes and underlying index are compiled and calculated by FTSE in conjunction with Research Affiliates®. However, neither FTSE nor the Exchange nor FT nor Research Affiliates® shall be liable (whether in negligence or otherwise) to any person for any error in the underlying sector indexes or the underlying index, and neither FTSE nor the Exchange nor FT nor Research Affiliates® shall be under any obligation to advise any person of any error therein.

"FTSE®" is a trademark of the London Exchange and FT and is used by the Adviser under license. "Research Affiliates®" and "Fundamental Index®" are trademarks of Research Affiliates®.

The underlying indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the underlying indexes. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the underlying indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indices, trading based on the underlying indices, any data included therein in connection with PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular

92

purpose or use with respect to the underlying indices or any data included therein, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the underlying indices or any data included therein, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

Research Affiliates® has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates®, the Fundamental Index® methodology, the non-capitalization method for creating and weighting of an index of securities, (US Patent Nos. 7,620,577; 7,747,502; 7,778,905; 7,792,719 and 8,005,740; Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®" and/or "RAFI" and/or all other Research Affiliates® trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates®.

NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in Shares of the Funds or the ability of the Funds to track the performance of any sector of the stock market. As the intellidex provider, the NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and Dynamic Consumer Discretionary Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Large Cap IntellidexSM Index and Dynamic Utilities IntellidexSM Index, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the underlying intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

The underlying intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the underlying intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN AND NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY

93

OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"BofA Merrill Lynch" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" are reprinted with permission. © Copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. PowerShares Preferred Portfolio is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM. The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM is the exclusive property of BofA Merrill Lynch and/or its affiliates. "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" is a service mark of BofA Merrill Lynch and/or its affiliates and has been licensed for use for certain purposes by PowerShares on behalf of PowerShares Preferred Portfolio. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM makes any representation or warranty, express or implied, to the shareholders of PowerShares Preferred Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Preferred Portfolio particularly or the ability of the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, PowerShares Preferred Portfolio or the shareholders of PowerShares Preferred Portfolio. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM has any obligation to take the needs of PowerShares, PowerShares Preferred Portfolio or the shareholders of PowerShares Preferred Portfolio into consideration in determining, composing or calculating the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM to PowerShares or PowerShares Preferred Portfolio beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM is responsible for or has participated in the determination of the timing, pricing, or quantities of PowerShares Preferred Portfolio to be issued or in the determination or calculation of the equation by which PowerShares Preferred Portfolio is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM has any obligation or liability in connection with the administration, marketing or trading of PowerShares Preferred Portfolio. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or PowerShares Preferred Portfolio and are not responsible for the performance of PowerShares Preferred Portfolio.

94

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, POWERSHARES PREFERRED PORTFOLIO, SHAREHOLDERS OF POWERSHARES PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

S-Network Emerging Infrastructure Builders IndexSM is a service mark of S-Network Global Indexes, LLCSM ("S-NET") and has been licensed for use by the Adviser. PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET and S-NET makes no representation regarding the advisability of investing in such product.

PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM, which is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging

95

Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied, to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to PowerShares ("Licensee") is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM, which are determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

96

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM , NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of the Funds. The CBOE makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The CBOE S&P 500 BuyWrite Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite Index. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indices or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or

97

entity from the use of the CBOE S&P 500 BuyWrite Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the CBOE S&P 500 BuyWrite Index even if notified of the possibility of such damages.

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares DWA Emerging Markets Technical LeadersTM Portfolio and PowerShares DWA Technical LeadersTM Portfolio are not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, Inc. ("Dorsey Wright") and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and underlying indexes have been created and

98

developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of PowerShares DWA Developed Markets Technical LeadersTM Portfolio, PowerShares DWA Emerging Markets Technical LeadersTM Portfolio and/or any prospective investor. The Adviser has arranged with Dorsey Wright to license ETF Investment Models, such as the underlying indexes based on Point & Figure Analysis, for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any Model such as the underlying indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey Wright.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the underlying indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indexes, or any data included therein in connection with PowerShares DWA Emerging Markets Technical LeadersTM Portfolio or PowerShares DWA Developed Markets Technical LeadersTM Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to PowerShares DWA Emerging Markets Technical LeadersTM Portfolio or PowerShares DWA Developed Markets Technical LeadersTM Portfolio or underlying indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the underlying indexes or any data included therein, even if notified of the possibility of such damages. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares DWA Emerging Markets Technical LeadersTM Portfolio, PowerShares DWA Developed Markets Technical LeadersTM Portfolio, owners of the Shares of PowerShares DWA Emerging Markets Technical LeadersTM Portfolio or PowerShares DWA Developed Markets Technical Leaders Portfolio or any other person or entity from the use of the underlying indexes or any data included therein.

PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank ("DB"), and DB does not make any representation regarding the advisability of investing in shares of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB makes no representation or warranty, express or implied, to the owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any member of the public regarding the advisability of investing in securities generally or in shares of PowerShares Emerging Markets Sovereign Debt Portfolio particularly. As the index provider for PowerShares Emerging Markets Sovereign Debt Portfolio, DB's only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid

99

Balanced Index. NYSE Arca acts as the exchange on which the shares of PowerShares Emerging Markets Sovereign Debt Portfolio are traded.

The DB Emerging Market USD Liquid Balanced Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. DB is not responsible for and has not participated in the determination of the prices and amount of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or the timing of the issuance or sale of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio, or any other person or entity, from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the shares of PowerShares Emerging Markets Sovereign Debt Portfolio. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the shares of PowerShares Emerging Markets Sovereign Debt Portfolio, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares Emerging Markets Sovereign Debt Portfolio, owners of the shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any other person or entity from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the DB Emerging Market USD Liquid Balanced Index, even if notified of the possibility of such damages.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. ©Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank

100

AG or any of its affiliates or subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as index provider, make no representation, express or implied, regarding the advisability of investing in this product. As the index provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this index, this product or any investor.

PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index makes any representation or warranty, express or implied, concerning the DB Emerging Market USD Liquid Balanced Index, PowerShares Emerging Markets Sovereign Debt Portfolio or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of PowerShares Emerging Markets Sovereign Debt Portfolio. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO FROM THE USE OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT

101

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or underlying indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or underlying indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or underlying indexes or any data included therein, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

For purposes of the 1940 Act, the Funds are treated as registered investment companies and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the

102

"Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. More information about the fees, expenses, investment objectives, strategies and risks of the PowerShares ETFs in which the Funds invest may be found in the prospectus for each PowerShares ETF at

103

www.InvescoPowerShares.com. If you have questions about the Funds, Shares, or Underlying ETFs or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge or make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

104

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-11

PowerShares Exchange-Traded
Fund Trust II

PowerShares KBW Bank Portfolio (NYSE Arca, Inc. – KBWB)

PowerShares KBW Regional Banking Portfolio (NYSE Arca, Inc. – KBWR)

PowerShares KBW Capital Markets Portfolio (NYSE Arca, Inc. – KBWC)

PowerShares KBW Insurance Portfolio (NYSE Arca, Inc. – KBWI)

PowerShares KBW Premium Yield Equity REIT Portfolio
(NYSE Arca, Inc. – KBWY)

PowerShares KBW High Dividend Yield Financial Portfolio
(NYSE Arca, Inc. – KBWD)

PowerShares KBW International Financial Portfolio
(NYSE Arca, Inc. – KBWX)

PowerShares KBW Property & Casualty Insurance Portfolio
(NYSE Arca, Inc. – KBWP)

PowerShares S&P 500® High Beta Portfolio (NYSE Arca, Inc. – SPHB)

PowerShares S&P 500® Low Volatility Portfolio (NYSE Arca, Inc. – SPLV)

PowerShares S&P International Developed Low Volatility Portfolio
(NYSE Arca, Inc. – IDLV)

PowerShares S&P Emerging Markets Low Volatility Portfolio
(NYSE Arca, Inc. – EELV)

PowerShares S&P International Developed High Beta Portfolio

(NYSE Arca, Inc. – IDHB)

PowerShares S&P Emerging Markets High Beta Portfolio

(NYSE Arca, Inc. – EEHB)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares KBW Bank Portfolio

7	PowerShares KBW Regional Banking Portfolio

11	PowerShares KBW Capital Markets Portfolio

15	PowerShares KBW Insurance Portfolio

19	PowerShares KBW Premium Yield Equity REIT Portfolio

24	PowerShares KBW High Dividend Yield Financial Portfolio

30	PowerShares KBW International Financial Portfolio

35	PowerShares KBW Property & Casualty Insurance Portfolio

40	PowerShares S&P 500® High Beta Portfolio

44	PowerShares S&P 500® Low Volatility Portfolio

48	PowerShares S&P International Developed Low Volatility Portfolio

53	PowerShares S&P Emerging Markets Low Volatility Portfolio

58	PowerShares S&P International Developed High Beta Portfolio

63	PowerShares S&P Emerging Markets High Beta Portfolio

68	Additional Information About the Funds' Strategies and Risks

86	Tax-Advantaged Structure of ETFs

87	Portfolio Holdings

87	Management of the Funds

89	How to Buy and Sell Shares

91	Frequent Purchases and Redemptions of Fund Shares

92	Dividends, Distributions and Taxes

93	Distributor

94	Net Asset Value

94	Fund Service Providers

95	Financial Highlights

102	Index Providers

103	Disclaimers

104	Premium/Discount Information

104	Other Information

2

PowerShares
KBW Bank
Portfolio

Summary Information

Investment Objective

The PowerShares KBW Bank Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Bank Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the

3

Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on November 1, 2011, its portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, calculates and maintains the Underlying Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of national money centers and regional banks and thrifts that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

4

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on November 1, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

5

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

6

PowerShares
KBW Regional Banking
Portfolio

Summary Information

Investment Objective

The PowerShares KBW Regional Banking Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Regional Banking Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when

7

Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on November 1, 2011, its portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is a float-adjusted, equal capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Banking Industry Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks.

Regional, Small and Medium Bank Risk. Investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. Small and medium banks securities may be more volatile and less liquid than those of more established banks. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market share. The marketing and expansion strategies of many regional banks may place a significant strain on their management, financial controls, operations systems, personnel and other resources. There can be no assurance that these banks will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse

8

event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on November 1, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

9

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

10

PowerShares
KBW Capital Markets
Portfolio

Summary Information

Investment Objective

The PowerShares KBW Capital Markets Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Capital Markets Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when

11

Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on November 1, 2011, its portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), that are listed on a U.S. national securities exchange and that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Capital Markets Risk. The Fund's investments in capital markets companies subject it to more risks as compared to a fund that invests in a wide variety of market sectors. For instance, the Fund may be susceptible to adverse economic conditions or legislative initiatives affecting broker-dealers, asset managers, trust and custody banks, exchanges and other companies in the capital markets, which may impact the profitability of such companies. In addition, various factors may significantly affect the companies active within the U.S. capital markets, including stock and bank trading activity, increases in price competition, decreases in fees or fee-related business such as investment banking, brokerage and asset management and decreases in other servicing fees.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

12

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on November 1, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

13

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

14

PowerShares
KBW Insurance
Portfolio

Summary Information

Investment Objective

The PowerShares KBW Insurance Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Insurance Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the

15

Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on November 1, 2011, its portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Underlying Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Insurance Industry Concentration Risk. Many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law, can significantly affect companies in the insurance industry. In addition, mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts, and availability and cost of reinsurance also can significantly affect different segments of the insurance industry.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

16

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on November 1, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

17

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

18

PowerShares
KBW Premium Yield
Equity REIT Portfolio

Summary Information

Investment Objective

The PowerShares KBW Premium Yield Equity REIT Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Premium Yield Equity REIT Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

19

performance. During the period from the Fund's inception (December 2, 2010) through the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity REITs in the United States that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index using a dividend yield-weighted methodology to select approximately 24 to 40 U.S. small- and mid-cap equity REITs. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Risks of Investing in the Real Estate Industry. Investments in the real estate industry may be affected by economic, legal, cultural, environment or technological factors that affect the property values, rents or occupancies of real estate related to the Fund's holdings.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

High Dividend Yield Securities Risk. At times, high-yielding, dividend-paying securities may be out of favor and may underperform other market segments (e.g., growth stocks).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in

20

the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

21

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
10.42% (4th Quarter 2011)	(16.87)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/02/10)
Return Before Taxes	(4.75)%	(2.23)%
Return After Taxes on Distributions	(6.81)%	(4.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.05)%	(2.96)%
KBW Premium Yield Equity REIT Index (reflects no deduction for fees, expenses or taxes)	(4.30)%	(1.80)%
Dow Jones U.S. Real Estate Index (reflects no deduction for fees, expenses or taxes)	6.05%	10.06%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	8.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

22

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

23

PowerShares
KBW High Dividend
Yield Financial Portfolio

Summary Information

Investment Objective

The PowerShares KBW High Dividend Yield Financial Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Financial Sector Dividend Yield Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(1)	0.95%
Total Annual Fund Operating Expenses	1.32%

(1)  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from business development companies ("BDCs") in which the Fund invests. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the BDCs for each BDC's most recent fiscal period. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$134	$418	$723	$1,590

24

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Underlying Index. Keefe Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index using a dividend yield-weighted methodology to select approximately 24 to 40 publicly listed financial companies. The Underlying Index also may include securities of BDCs and equity and mortgage REITs. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Financial Sector Risk. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, new regulations or regulatory interpretations may affect their profitability; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios that make them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions.

High Dividend Yield Securities Risk. At times, high-yielding, dividend-paying securities may be out of favor and may underperform other market segments (e.g., growth stocks).

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate.

25

These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Risk of Investing in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to smaller, privately held companies. The Investment Company Act of 1940, as amended (the "1940 Act"), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Investment advisers to BDCs may be entitled to compensation based on the BDC's performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

26

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

27

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
8.99% (4th Quarter 2011)	(11.43)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/02/10)
Return Before Taxes	(0.38)%	2.46%
Return After Taxes on Distributions	(4.55)%	(1.51)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.25)%	(0.09)%
KBW Financial Sector Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	0.09%	2.98%
S&P 500 Financials Index (reflects no deduction for fees, expenses or taxes)	(17.06)%	(3.07)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	8.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

28

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

29

PowerShares
KBW International Financial Portfolio

Summary Information

Investment Objective

PowerShares KBW International Financial Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Global ex-U.S. Financial Sector Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

30

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the Underlying Index, which currently is comprised primarily of American depositary receipts ("ADRs") of non-U.S. financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index using a modified-market capitalization-weighted methodology that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Foreign Financial Institutions Risk. Factors affecting the market value of securities of issuers in the financial sector include adverse regulatory or economic occurrences, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The Fund's investments involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such

31

as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

32

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
2.18% (4th Quarter 2011)	(25.49)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of

33

Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/02/10)
Return Before Taxes	(23.78)%	(21.28)%
Return After Taxes on Distributions	(24.56)%	(22.03)%
Return After Taxes on Distributions and Sale of Fund Shares	(15.39)%	(18.42)%
KBW Global ex-U.S. Financial Sector Index (reflects no deduction for fees, expenses or taxes)	(24.94)%	(22.38)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(4.65)%
S&P Global Financials Sector Index (reflects no deduction for fees, expenses or taxes)	(19.57)%	(11.60)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	8.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

34

PowerShares
KBW Property & Casualty Insurance Portfolio

Summary Information

Investment Objective

The KBW Property & Casualty Insurance Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Property & Casualty Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$38	$119	$208	$468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's

35

performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Underlying Index. Keefe, Bruyette & Woods, Inc. ("KBW" or the "Index Provider") compiles, maintains and calculates the Underlying Index using a modified-market capitalization-weighted methodology that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Property and Casualty Insurance Industry Risk. Many factors can affect property and casualty insurance companies, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, mortality and morbidity rates, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts can significantly affect different segments of the insurance industry.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

36

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

37

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
15.83% (4th Quarter 2011)	(11.47)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (12/02/10)
Return Before Taxes	3.31%	4.04%
Return After Taxes on Distributions	2.28%	3.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	2.86%
KBW Property & Casualty Index (reflects no deduction for fees, expenses or taxes)	3.74%	4.45%
S&P 500® Insurance Index (reflects no deduction for fees, expenses or taxes)	(8.28)%	(1.21)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	8.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

38

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

39

PowerShares
S&P 500® High Beta Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® High Beta Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the

40

Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (May 5, 2011) through the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P® selects 100 securities from the S&P 500® Index for inclusion in the Underlying Index that have the highest sensitivity to market movements, or "beta," over the past 12 months as determined by the Index Provider. Beta is a measure of how closely correlated a stock's returns are to that of the market, which for the Underlying Index includes all of the stocks included in the S&P 500® Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an

41

industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on May 5, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

42

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

43

PowerShares
S&P 500® Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® Low Volatility Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the

44

Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the period from the Fund's inception (May 5, 2011) through the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P® selects 100 securities from the S&P 500® Index for inclusion in the Underlying Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over

45

numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on May 5, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Brian Picken	Portfolio Manager of the Adviser	Since inception

46

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

47

PowerShares
S&P International Developed
Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P International Developed Low Volatility Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)(1)	0.35%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.10%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.25%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.10% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

(2)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the examples reflects the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the three-year example reflects the Total Annual Fund Operating Expenses for periods after the one-year period. This example does not include the brokerage commissions that

48

investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on January 11, 2012, its portfolio turnover rate for its most recent fiscal year is not available.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Underlying Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock's price) over time. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic

49

issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling

50

approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on January 13, 2012 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in

51

Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

52

PowerShares
S&P Emerging Markets Low Volatility Portfolio

Summary Information

Investment Objective

The PowerShares S&P Emerging Markets Low Volatility Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)(1)	0.45%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver	0.16%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.29%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.16% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

(2)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the examples reflects the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the three-year example reflects the Total Annual Fund Operating Expenses for periods after the one-year period. This example does not include the brokerage commissions that

53

investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$30	$126

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on January 11, 2012, its portfolio turnover rate for its most recent fiscal year is not available.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Underlying Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock's price) over time. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic

54

developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

55

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on January 13, 2012 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

56

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

57

PowerShares
S&P International Developed High Beta Portfolio

Summary Information

Investment Objective

The PowerShares S&P International Developed High Beta Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)(1)	0.35%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver	0.10%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.25%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.10% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

(2)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the three-year example reflects the Total Annual Fund Operating Expenses for periods after the one-year period. This example does not include the brokerage commissions

58

that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on February 6, 2012, its portfolio turnover rate for its most recent fiscal year is not available.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 stocks in the S&P Developed ex US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks of companies from the S&P Developed ex US and South Korea LargeMidCap Index are the most sensitive to changes in market returns over the past 12 months for inclusion in the Underlying Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. Sensitivity is measured by the beta of the stock. Beta is a measure of how closely correlated a stock's returns are to that of the market. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilized a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to

59

domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling

60

approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on February 6, 2012 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange

61

for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

62

PowerShares
S&P Emerging Markets
High Beta Portfolio

Summary Information

Investment Objective

The PowerShares S&P Emerging Markets High Beta Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)(1)	0.45%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver	0.16%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.29%

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.16% of the Fund's unitary management fee through April 20, 2013. The Adviser may modify or terminate this fee waiver at its discretion after such date.

(2)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the three-year example reflects the Total Annual Fund Operating Expenses for periods after the one-year period. This example does not include the brokerage commissions

63

that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$30	$126

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. Because the Fund commenced operations on February 6, 2012, its portfolio turnover rate for its most recent fiscal year end is not available.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Underlying Index. Standard & Poor's® ("S&P®" or the "Index Provider") compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 200 stocks that are the most sensitive to market returns in the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks are the most sensitive to changes in market returns over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Underlying Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of the stock. Beta is a measure of how closely correlated a stock's returns are to that of the market. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation,

64

nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund's returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

65

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Concentration Risk. A significant percentage of the Underlying Index is comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Sampling Risk. The Fund's use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on February 6, 2012 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund's website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

66

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

67

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an "indexing" investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Each Fund (except for the PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio) generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

For PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio, because of the practical difficulties and expense of purchasing all of the securities in each Fund's respective Underlying Index, each Fund does not purchase all of the securities in its Underlying Index; instead, each Fund utilizes a "sampling" methodology to seek to achieve its respective objective. Sampling means that the Adviser uses quantitative analysis to select securities from each Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. The Adviser bases the quantity of holdings in each Fund on a number of factors, including asset size of the Fund. The Adviser generally expects each Fund that uses the sampling methodology to hold less than the total number of securities in its Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund's investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

68

Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund's Underlying Index is set forth below.

General Underlying Index Information for the KBW Funds

KBW selects the securities comprising each Underlying Index on the basis of relevance to the applicable market sector and, after due consideration, certain trading criteria, including but not limited to:

•  Float-Adjusted Market Capitalization

•  Security Price Volatility

•  Average Daily Trading Volume

•  Future Earnings Estimates

•  Dividend Yield

•  Security Price

•  Security Price Correlation to Index Price

•  Optionability of Security

•  Country of Origin and Domicile

•  Listed Exchange

•  Perceived Viability of Listed Company

KBW designs and maintains each Underlying Index such that listed financial instruments based on that Index can meet the listing and/or maintenance criteria dictated by the relevant exchange. KBW will replace component securities that fail to meet these standards within an Underlying Index according to the policies and procedures described herein.

Periodic Component Adjustments

In the event that there is a change in the nature of any component security (e.g., delisting, merger, acquisition, change of principal business, or otherwise) in an Underlying Index that will change the overall market character of the Underlying Index, KBW will take appropriate steps to remove the security or replace it with another security that it believes would best represent the intended market character of the Underlying Index.

As close as practicable to the effective date of the transaction, KBW will remove or replace companies that are the target of a merger or acquisition that, if completed, would change the market character of an Underlying Index. Companies that have filed for bankruptcy will be removed or replaced from the Underlying Index as soon as practicable after such filing has occurred. KBW will analyze corporate restructurings on a case-by-case basis to determine the appropriate action to take.

KBW reserves the authority to add one or more eligible securities to the Underlying Index on a quarterly basis, or alternatively to remove any component security on a quarterly basis if it believes such security no longer provides adequate representation of the Underlying Index in question, or no longer maintains the

69

character of the Underlying Index. In the case of a security removal, KBW may choose to replace such security with an Underlying Index-eligible security at any time, but is not required to do so.

KBW Bank Index, KBW Capital Markets Index and KBW Insurance Index

Calculation Methodology. The KBW Bank Index is a float-adjusted, modified capitalization-weighted index of approximately 24 of the largest (as defined by their float-adjusted market capitalization) companies in the bank industry that are publicly listed within the United States and traded in U.S. dollars.

The KBW Capital Markets Index is a float-adjusted, modified capitalization-weighted index of approximately 24 of the largest (as defined by their float-adjusted market capitalization) companies in the U.S. capital markets that are publicly listed within the United States and traded in U.S. dollars.

The KBW Insurance Index is a float-adjusted, modified capitalization-weighted index of approximately 24 of the largest (as defined by their float-adjusted market capitalization) companies in the insurance industry that are publicly listed within the United States and traded in U.S. dollars.

For each of these Indices, KBW will assign the four largest companies in the Underlying Index maximum initial weights equal to the lesser of their actual capitalization weight or 10% in the reconstituted Underlying Index. All other companies with a capitalization weight of more than 4.5% will be assigned initial weights of 4.5% in the reconstituted Underlying Index. All companies with capitalization weights under 4.5% will share equally in the weight available for redistribution, but none of these companies will be assigned an initial weight of more than 4.5%.

Rebalancing. Based on capitalizations as of the close of trading on the Monday before the third Saturday of the last month in each calendar quarter, KBW rebalances the Underlying Index according to the following rules:

•  If any of the top four largest companies' Underlying Index weightings have increased beyond 10%, KBW will reduce their weightings to a maximum of 8% in the quarterly rebalancing;

•  If any of the remaining companies' weightings have increased beyond 5%, KBW will reduce their weightings to a maximum of 4% in the rebalancing;

•  If any of the top four companies' weightings have dropped below 6%, KBW will increase their weightings to the lesser of their actual capitalization weight or 8% in the rebalancing; and

•  KBW will equally distribute any available excess weighting to the remaining companies and take any weighting needed to increase weighting in the larger companies from the smaller companies in the same manner as in the initial allocation at the time of the rebalancing.

KBW rebalances each Underlying Index at the close of trading on the Friday before the third Saturday of the last month in each calendar quarter.

The KBW Index Committee makes decisions with respect to any changes in each of the Underlying Indexes. The KBW Index Committee is required to meet quarterly to review the composition of each Underlying Index.

70

KBW Regional Banking Index

Calculation Methodology. The KBW Regional Banking Index is a float-adjusted, equal capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The KBW Regional Banking Index is subject to two weight distribution requirements that are calculated based on the below capitalization metrics as of the close of the market on the Monday before the third Saturday of the last month in each calendar quarter:

(1) The weight of each of the 25 largest float-adjusted market capitalization securities in the Underlying Index will be no greater than 4% of the Underlying Index, and the weight of each of the next 25 securities in the Underlying Index will be no greater than 3%. No security in the Underlying Index will be weighted less than 1%.

(2) The "collective weight" of those securities in the Underlying Index whose individual weights are in excess of 4% for the top 25 securities and 3% for the next 25 securities, when added together, must not, in the aggregate, weight more than 48%.

Rebalancing. If either one or both of these two weight distribution requirements are not met, KBW will rebalance the Underlying Index each quarter (or more frequently if KBW determines such a rebalancing is necessary to maintain the integrity of the Underlying Index) according to the following policies:

•  If the weight of any of the largest 25 securities in the Underlying Index exceeds 4%, KBW will reduce the weightings of all such securities so that the adjusted weight of the largest securities in the Underlying Index will be set at 2%, and if the weightings of any of the remaining 25 securities in the Underlying Index exceeds 3%, KBW will reduce their weightings so that the adjusted weight of the largest securities in that group will be set at 2%.

•  For securities whose individual weightings is in excess of 4% of the top 25 securities and 3% for the next 25 securities, if their "collective weight" exceeds 48%, KBW will reduce the weighting of all securities in the Underlying Index so that the adjusted "collective weight" will be 40%.

KBW will redistribute the aggregate reduction in weights of those securities to the remaining securities in the Underlying Index so that the accumulated increase in weight among the remaining securities equals the aggregate weight reduced from the securities during the rebalancing described above.

Once the final percentage weights of each security are set, KBW will determine the weights of all securities in the Underlying Index again based upon the last sale prices and aggregate float-adjusted equal market capitalization of the Underlying Index at the close of trading on the Friday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to weightings in the Underlying Index become effective after the close of trading on the third Friday in March, June, September, and December. Ordinarily, KBW will determine new rebalanced weights by applying the above procedures to the securities' current weights.

KBW Premium Yield Equity REIT Index

Calculation Methodology. The KBW Premium Yield Equity REIT Index is calculated using a dividend yield weighted methodology. KBW selects the securities comprising the Underlying Index based on their ability to pay income. KBW uses the Adjusted Free Flow from Operations to derive the dividend payout ratios and arrive at the universe of the approximately 24 to 40 best-paying small- and mid-cap equity REITs based on this measure.

71

Once securities are selected, the four or five largest companies in the Underlying Index will be assigned maximum initial weights equal to the lesser of their actual capitalization weight or 8% in the reconstituted Underlying Index. All other companies with a capitalization weight of more than 5% will be assigned initial weights of 4% in the reconstituted Underlying Index. All companies with capitalization weights under 4% will share equally in the weight available for redistribution, but none of these companies will be assigned an initial weight of more than 4%.

Rebalancing. KBW evaluates the securities comprising the Underlying Index annually.

KBW Financial Sector Dividend Yield Index

Calculation Methodology. The KBW Financial Sector Dividend Yield Index is calculated using a dividend yield weighted methodology that seeks to reflect the performance of approximately 24 to 40 publicly listed financial companies. KBW selects the securities comprising the Underlying Index based on their ability to pay dividends.

Once securities are selected, the four or five largest companies in the Underlying Index will be assigned maximum initial weights equal to the lesser of their actual capitalization weight or 8% in the reconstituted Underlying Index. All other companies with a capitalization weight of more than 5% will be assigned initial weights of 4% in the reconstituted Underlying Index. All companies with capitalization weights under 4% will share equally in the weight available for redistribution, but none of these companies will be assigned an initial weight of more than 4%.

Rebalancing. KBW evaluates the securities comprising the Underlying Index annually.

KBW Global ex-U.S. Financial Sector Index

Calculation Methodology. The KBW Global ex-U.S. Financial Sector Index is a modified-market capitalization weighted index of about 60 of the largest (as defined by their float-adjusted market capitalization) global ex-U.S. companies in the financial sector publicly listed within the United States through an ADR and traded in U.S. dollars.

The four or five largest companies in the Underlying Index will be assigned maximum initial weights equal to the lesser of their actual capitalization weight or 8% in the reconstituted Underlying Index. All other companies with a capitalization weight of more than 5% will be assigned initial weights of 4% in the reconstituted Underlying Index. All companies with capitalization weights under 4% will share equally in the weight available for redistribution, but none of these companies will be assigned an initial weight of more than 4%.

Rebalancing. Based on capitalizations as of the close of trading on the third Friday of the last month in each calendar quarter, KBW rebalances the Underlying Index according to the following rules:

•  If any of the top four or five companies' Underlying Index weightings have increased beyond 10%, KBW will reduce their weighting to a maximum of 8% in the quarterly rebalancing;

•  If any of the remaining companies' weightings have increased beyond 5%, KBW will reduce their weightings to a maximum of 4% in the rebalancing;

•  If any of the top four or five companies' weightings have dropped below 6%, KBW will increase their weightings to the lesser of their float-adjusted capitalization weight or 8% in the rebalancing; and

72

•  KBW will equally distribute any excess weighting available to the smaller companies, and any weighting needed to increase weighting in the larger companies will be taken from the smaller companies in the same manner as in the initial allocation at the time of the rebalancing.

Under the methodology employed, on a quarterly basis, the KBW index committee will evaluate the components' current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and index composition changes). Such quarterly examination will result in an index rebalancing if either one or both of the following two weight distribution requirements are not met:

(1) The current weight of the single largest float-adjusted market capitalization index security must be less than 10%; and

(2) The "collective weight" of those index securities whose individual current weights are in excess of 5.0%, when added together, must be less than or equal to 40.0%.

If either one or both of these weight distribution requirements are not met upon quarterly review or if a special rebalancing is required, KBW will perform a weight rebalancing. First, relating to weight distribution requirement (1) above, if the current weight of the single largest index security exceeds 10%, then the weights of all stocks above 10% will be set to 8%. Second, relating to weight distribution requirement (2) above, for those index securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 5.0%, if their "collective weight" exceeds 40.0%, then the weights of all stocks will be scaled down by just enough for the "collective weight," so adjusted, to be set to 40.0%. The aggregate weight reduction among the securities resulting from either or both of the above re-scalings is redistributed to the remaining securities in the Underlying Index. KBW will perform additional iterations until the accumulated increase in weight among the remaining securities exactly equals the aggregate weight reduction among the securities from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).

To complete the rebalancing procedure, once the final percent weights of each index security are set, KBW will determine the index share weights anew based upon the last sale prices and aggregate modified-market capitalization of the index at the close of trading on the Thursday in the week immediately preceding the week of the third Friday in March, June, September and December. Changes to the index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December. Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current index share weights.

KBW Property & Casualty Index

Calculation Methodology. The KBW Property & Casualty Index is a modified capitalization weighted index of approximately 24 of the largest (as defined by their float-adjusted market capitalization) companies in the property and casualty insurance industry publicly listed within the United States and traded in U.S. dollars.

The four or five largest companies in the Underlying Index will be assigned maximum initial weights equal to the lesser of their actual capitalization weight or 8% in the reconstituted Underlying Index. All other companies with a capitalization weight of more than 5% will be assigned initial weights of 4% in the reconstituted Underlying Index. All companies with capitalization weights under 4% will share equally in the weight available for redistribution, but none of these companies will be assigned an initial weight of more than 4%.

73

Rebalancing. Based on capitalizations as of the close of trading on the third Friday of the last month in each calendar quarter, KBW rebalances the Underlying Index according to the following rules:

•  If any of the top four or five companies' Underlying Index weightings have increased beyond 10%, KBW will reduce their weighting to a maximum of 8% in the quarterly rebalancing;

•  If any of the remaining companies' weightings have increased beyond 5%, KBW will reduce their weightings to a maximum of 4% in the rebalancing;

•  If any of the top four or five companies' weightings have dropped below 6%, KBW will increase their weightings to the lesser of their float-adjusted capitalization weight or 8% in the rebalancing; and

•  KBW will equally distribute any excess weighting available to the smaller companies and any weighting needed to increase weighting in the larger companies will be taken from the smaller companies in the same manner as in the initial allocation at the time of the rebalancing.

Under the methodology employed, on a quarterly basis, the index committee will evaluate the components' current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and index composition changes). Such quarterly examination will result in an index rebalancing if either one or both of the following two weight distribution requirements are not met:

(1) The current weight of the single largest float-adjusted market capitalization index security must be less than 10%; and

(2) The "collective weight" of those index securities whose individual current weights are in excess of 5.0%, when added together, must be less than or equal to 40.0%.

If either one or both of these weight distribution requirements are not met upon quarterly review or if a special rebalancing is required, KBW will perform a weight rebalancing. First, relating to weight distribution requirement (1) above, if the current weight of the single largest index security exceeds 10%, then the weights of all stocks above 10% will be set to 8%. Second, relating to weight distribution requirement (2) above, for those index securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 5.0%, if their "collective weight" exceeds 40.0%, then the weights of all stocks will be scaled down by just enough for the "collective weight," so adjusted, to be set to 40.0%. The aggregate weight reduction among the securities resulting from either or both of the above re-scalings is redistributed to the remaining securities in the Underlying Index. KBW will perform additional iterations until the accumulated increase in weight among the remaining securities exactly equals the aggregate weight reduction among the securities from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).

To complete the rebalancing procedure, once the final percent weights of each index security are set, KBW will determine the index share weights anew based upon the last sale prices and aggregate modified-market capitalization of the index at the close of trading on the Thursday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December. Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current index share weights.

74

S&P 500® High Beta Index

The S&P 500® High Beta Index is a subset of the S&P 500® Index. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P 500® Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements (highest beta) comprise the S&P 500® High Beta Index. For the S&P 500® High Beta Index, the market is considered to be all of the stocks included in the S&P 500® Index. The weight of each stock in the S&P 500® High Beta Index is proportionate to its beta, rather than to its market capitalization, and the Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P 500® High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® High Beta Index simultaneously.

S&P 500® Low Volatility Index

The S&P 500® Low Volatility Index is a subset of the S&P 500® Index. Standard & Poor's measures the realized volatility of every stock in the S&P 500® Index over the trailing 12 months. The 100 stocks with the lowest volatility comprise the S&P 500® Low Volatility Index. Each stock in the S&P 500® Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights. Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P 500® Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® Low Volatility Index simultaneously.

S&P BMI International Developed Low Volatility Index

The S&P BMI International Developed Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Standard & Poor's measures the realized volatility of every stock in the S&P BMI International Developed Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI International Developed Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI International Developed Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed Low Volatility Index simultaneously.

S&P BMI Emerging Markets Low Volatility Index

The S&P BMI Emerging Markets Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan,

75

Thailand and Turkey. Standard & Poor's measures the realized volatility of every stock in the S&P BMI Emerging Markets Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI Emerging Markets Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI Emerging Markets Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets Low Volatility Index simultaneously.

S&P BMI International Developed High Beta Index

The S&P BMI International Developed High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Sensitivity is measured by the beta of an individual stock. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P BMI International Developed High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI International Developed High Beta Index. For the S&P BMI International Developed High Beta Index, the market is considered to be all of the stocks included in the S&P Developed ex US and South Korea LargeMidCap Index. The weight of each stock in the S&P BMI International Developed High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI International Developed High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed High Beta Index simultaneously.

S&P BMI Emerging Markets High Beta Index

The S&P BMI Emerging Markets High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of an individual stock. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P BMI Emerging Markets High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI Emerging Markets High Beta Index. For the S&P BMI Emerging Markets High Beta Index, the market is considered to be all of the stocks included in the S&P Emerging Plus LargeMidCap Index. The weight of each stock in the S&P BMI Emerging Markets High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI Emerging

76

Markets High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets High Beta Index simultaneously.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Banking Industry Concentration Risk

PowerShares KBW Bank Portfolio and PowerShares KBW Regional Banking Portfolio invest in banks, which are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may adversely affect the profitability or viability of banks. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions. In recent years, deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Capital Markets Risk

PowerShares KBW Capital Markets Portfolio's investments in capital markets companies subjects it to more risks as compared to a fund that invests in a wide variety of market sectors. For instance, the Fund may be susceptible to adverse economic conditions or legislative initiatives affecting broker-dealers, asset managers, trust and custody banks, exchanges and other companies in the capital markets, which may impact the profitability of such companies. In addition, various factors may affect significantly the companies active within the U.S. capital markets, including stock and bank trading activity, increases in price competition, decreases in

77

fees or fee-related business such as investment banking, brokerage, asset management and other servicing fees.

Insurance Industry Concentration Risk

For PowerShares KBW Insurance Portfolio, many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law, can significantly affect companies in the insurance industry. In addition, mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts, and availability and cost of reinsurance also can significantly affect different segments of the insurance industry.

Regional, Small and Medium Bank Risk

For PowerShares KBW Regional Banking Portfolio, investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market share. The marketing and expansion strategies of many regional banks may place a significant strain on their management, financial controls, operations systems, personnel and other resources. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth.

Financial Sector Risk

For PowerShares KBW High Dividend Yield Financial Portfolio, investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, new regulations or regulatory interpretations may affect their profitability; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios that make them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions.

Risks of Investing in the Real Estate Industry

The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market

78

saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

REIT Risk

Although PowerShares KBW Premium Yield Equity REIT Portfolio and PowerShares KBW High Dividend Yield Financial Portfolio will not invest in real estate directly, the REITs in which the Funds will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT's investments to decline. A REIT's investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, increased interest

79

rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT's mortgage-related assets.

High Dividend Yield Securities Risk

For PowerShares KBW Premium Yield Equity REIT Portfolio and PowerShares KBW High Dividend Yield Financial Portfolio, at times, high-yielding, dividend-paying securities may be out of favor and may underperform other market segments (e.g., growth stocks).

Risk of Investing in BDCs

For PowerShares KBW High Dividend Yield Financial Portfolio, there are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to smaller, privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by a Fund may increase the cost of borrowing to that company, thereby adversely impacting a Fund's returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair

80

valuation, fair value of a BDC's investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC's NAV per share and its market value.

Investment advisers to BDCs may be entitled to compensation based on the BDC's performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Foreign Financial Institutions Risk

Factors affecting the market value of securities of issuers in the financial sector include adverse regulatory or economic occurrences, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. PowerShares KBW International Financial Portfolio's investments involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Property and Casualty Insurance Industry Risk

For PowerShares KBW Property & Casualty Insurance Portfolio, many factors can affect property and casualty insurance companies, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, mortality and morbidity rates, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts can significantly affect different segments of the insurance industry.

Foreign and Emerging Markets Investment Risk

Each of PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio is permitted, and generally intends to invest a portion of its assets in securities issued by companies in foreign and/or emerging market countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities also are subject to the

81

risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

ADR Risk

The Underlying Index for PowerShares KBW International Financial Portfolio is comprised primarily of ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund's NAV.

82

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Concentration Risk

A significant percentage of a Fund's Underlying Index may be comprised of issuers in a single industry or sector of the economy. By focusing in an industry or sector, a Fund faces more risks than if it were broadly diversified over numerous industries and sectors of the economy. At times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund's NAV.

Non-Correlation Risk

A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since each Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing them to deviate from their Underlying Indexes.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

83

Sampling Risk

PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio's use of a representative sampling approach will result in these Funds holding a smaller number of securities than are in their respective Underlying Index. As a result, an adverse development to an issuer of securities that PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio or PowerShares S&P Emerging Markets High Beta Portfolio hold could result in a greater decline in NAV than would be the case if the Funds held all of the securities in their respective Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk

Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds' volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

Each Fund, after investing in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to each Fund's Underlying Index in the portfolio composition of that Fund.

Each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance

84

Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio normally will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities suggested by its respective name. Each of PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio and PowerShares KBW Property & Casualty Insurance Portfolio normally will invest at least 80% of its total assets in securities suggested by its respective name. Each of the Funds noted above considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index (the "80% investment policy").

Each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy in such securities suggested by the name of the Fund.

Each Fund's investment objective constitutes a non-fundamental policy that the Board of Trustees (the "Board") of the PowerShares Exchange-Traded Fund Trust II (the "Trust") may change without shareholder approval. The fundamental and non-fundamental policies of the Funds are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

Each Fund may borrow money to the extent permitted by the 1940 Act in order to meet shareholder redemptions and for temporary or emergency purposes.

Securities Lending

Each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio lends its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

85

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to marked appreciation or depreciation and the Funds will bear any loss on the investment of cash collateral.

Index Rebalancing Risk

Pursuant to the methodologies that the Index Providers use to calculate and maintain the Underlying Indexes, a security may be removed from an Underlying Index at any time, including in the event the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, a Fund may be forced to sell securities at inopportune times or may elect not to sell such securities on the day that they are removed from its Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund's annual return and the return of its Underlying Index may increase significantly.

Shares May Trade at Prices Different than NAV

The NAV of the Funds' Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

86

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded Funds ("ETFs") with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of 58 ETFs.

As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of certain Funds.

In managing PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio, Mr. Hubbard receives management assistance from Michael Jeanette and Brian Picken. In managing PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio, Mr. Hubbard receives management assistance from Brian McGreal and Joshua Betts. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance issues.

87

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital Management, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund that he manages since its inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund that he manages since its inception. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund that he manages since its inception. Prior to joining the Adviser, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund that he manages since its inception. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets, set forth in the chart below:

Fund	Fee
PowerShares KBW Bank Portfolio	0.35%

PowerShares KBW Regional Banking Portfolio	0.35%

PowerShares KBW Capital Markets Portfolio	0.35%

PowerShares KBW Insurance Portfolio	0.35%

PowerShares KBW Premium Yield Equity REIT Portfolio	0.35%

PowerShares KBW High Dividend Yield Financial Portfolio	0.35%

PowerShares KBW International Financial Portfolio	0.40%

PowerShares KBW Property & Casualty Insurance Portfolio	0.35%

88

Fund	Fee
PowerShares S&P 500® High Beta Portfolio	0.25%

PowerShares S&P 500® Low Volatility Portfolio	0.25%

PowerShares S&P International Developed Low Volatility Portfolio	0.35	%*

PowerShares S&P Emerging Markets Low Volatility Portfolio	0.45	%**

PowerShares S&P International Developed High Beta Portfolio	0.35	%*

PowerShares S&P Emerging Markets High Beta Portfolio	0.45	%**

*  The Adviser has agreed to waive 0.10% of its unitary management fee through April 20, 2013 for the PowerShares S&P International Developed Low Volatility Portfolio and PowerShares S&P International Developed High Beta Portfolio.

**  The Adviser has agreed to waive 0.16% of its unitary management fee through April 20, 2013 for the PowerShares S&P Emerging Markets Low Volatility Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the investment companies that are paid indirectly as a result of share ownership of the investment companies in which the Funds invest, if any, and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

A discussion regarding the basis for the Board's approval of the Trust's Investment Advisory Agreement on behalf of PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio and PowerShares KBW Property & Casualty Insurance Portfolio is available in the semi-annual report to shareholders for the period ended April 30, 2011.

A discussion regarding the basis for the Board's approval of the Trust's Investment Advisory Agreement on behalf of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio is available in the annual report to shareholders for the period ended October 31, 2011.

A discussion regarding the basis for the Board's approval of the Trust's Investment Advisory Agreement on behalf of PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio will be available in the semi-annual report to shareholders for the period ended April 30, 2012.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value ("NAV") per share only in large blocks of 50,000 or 100,000 Shares, as applicable (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations").

89

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares KBW Bank Portfolio	KBWB

PowerShares KBW Regional Banking Portfolio	KBWR

PowerShares KBW Capital Markets Portfolio	KBWC

PowerShares KBW Insurance Portfolio	KBWI

PowerShares KBW Premium Yield Equity REIT Portfolio	KBWY

PowerShares KBW High Dividend Yield Financial Portfolio	KBWD

PowerShares KBW International Financial Portfolio	KBWX

PowerShares KBW Property & Casualty Insurance Portfolio	KBWP

PowerShares S&P 500® High Beta Portfolio	SPHB

PowerShares S&P 500® Low Volatility Portfolio	SPLV

PowerShares S&P International Developed Low Volatility Portfolio	IDLV

PowerShares S&P Emerging Markets Low Volatility Portfolio	EELV

PowerShares S&P International Developed High Beta Portfolio	IDHB

PowerShares S&P Emerging Markets High Beta Portfolio	EEHB

Shares prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

90

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (except for PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio). With respect to PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio, the Board has adopted policies and procedures with respect to frequent purchases and redemptions, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

91

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares S&P 500® Low Volatility Portfolio). Dividends from net investment income, if any, are declared and paid monthly by PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares S&P 500® Low Volatility Portfolio. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly (except for PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares S&P 500® Low Volatility Portfolio, which are paid monthly). In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for those taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

92

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

93

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

94

Financial Highlights

The financial highlights tables below for PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio are new and had no performance history for the fiscal year ended October 31, 2011. Financial information therefore is not available for these Funds.

95

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.51
Net investment income**	1.91
Net realized and unrealized gain (loss) on investments	(0.82)
TOTAL FROM INVESTMENT OPERATIONS	1.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2.23)
NET ASSET VALUE AT END OF PERIOD	$22.37
SHARE PRICE AT END OF PERIOD***	$22.43
NET ASSET VALUE, TOTAL RETURN****	4.64	%(a)
SHARE PRICE TOTAL RETURN****	4.92	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,843
RATIO TO AVERAGE NET ASSETS OF:
Expenses>	0.37	%†
Net investment income	9.14	%†
Portfolio turnover rate††	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds your Fund invests in. The effect of the estimated investment companies' expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was 2.97%. The share price total return from Fund Inception to October 31, 2011 was 3.38%.

(b)  Amount represents less than $0.005.

96

PowerShares KBW International Financial Portfolio (KBWX)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.70
Net investment income**	0.54
Net realized and unrealized gain (loss) on investments	(3.57)
TOTAL FROM INVESTMENT OPERATIONS	(3.03)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.44)
NET ASSET VALUE AT END OF PERIOD	$21.23
SHARE PRICE AT END OF PERIOD***	$21.24
NET ASSET VALUE, TOTAL RETURN****	(12.45	)%(a)
SHARE PRICE TOTAL RETURN****	(12.41	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,185
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.40	%†
Net investment income	2.44	%†
Portfolio turnover rate††	8%
Undistributed net investment income included in price of units issued and redeemed**#	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was (15.50)%. The share price total return from Fund Inception to October 31, 2011 was (15.40)%.

97

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.96
Net investment income**	1.01
Net realized and unrealized gain (loss) on investments	(1.27)
TOTAL FROM INVESTMENT OPERATIONS	(0.26)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.03)
Return of capital	(0.30)
TOTAL DISTRIBUTIONS	(1.33)
NET ASSET VALUE AT END OF PERIOD	$23.37
SHARE PRICE AT END OF PERIOD***	$23.40
NET ASSET VALUE, TOTAL RETURN****	(1.20	)%(a)
SHARE PRICE TOTAL RETURN****	(1.08	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,012
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.36	%†
Net investment income	4.54	%†
Portfolio turnover rate††	36%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was (1.87)%. The share price total return from Fund Inception to October 31, 2011 was (1.55)%.

98

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.75
Net investment income**	0.54
Net realized and unrealized gain on investments	0.04
TOTAL FROM INVESTMENT OPERATIONS	0.58
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.50)
NET ASSET VALUE AT END OF PERIOD	$24.83
SHARE PRICE AT END OF PERIOD***	$24.84
NET ASSET VALUE, TOTAL RETURN****	2.36	%(a)
SHARE PRICE TOTAL RETURN****	2.41	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,725
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.37	%†
Net investment income	2.38	%†
Portfolio turnover rate††	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was 0.38%. The share price total return from Fund Inception to October 31, 2011 was 0.45%.

99

PowerShares S&P 500® High Beta Portfolio (SPHB)

	For the Period May 2, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	0.07
Net realized and unrealized gain (loss) on investments	(5.42)
TOTAL FROM INVESTMENT OPERATIONS	(5.35)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)
NET ASSET VALUE AT END OF PERIOD	$19.56
SHARE PRICE AT END OF PERIOD***	$19.58
NET ASSET VALUE, TOTAL RETURN****	(21.41	)%(a)
SHARE PRICE TOTAL RETURN****	(21.33	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,740
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25	%†
Net investment income	0.75	%†
Portfolio turnover rate††	16%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 5, 2011, first day of trading on the Exchange) to October 31, 2011 was (18.78)%. The share price total return from Fund Inception to October 31, 2011 was (18.66)%.

100

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	For the Period May 2, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	0.33
Net realized and unrealized gain on investments	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.40
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.32)
Return of capital	(0.07)
TOTAL DISTRIBUTION	(0.39)
NET ASSET VALUE AT END OF PERIOD	$25.01
SHARE PRICE AT END OF PERIOD***	$25.04
NET ASSET VALUE, TOTAL RETURN****	1.66	%(a)
SHARE PRICE TOTAL RETURN****	1.78	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$572,633
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25	%†
Net investment income	2.83	%†
Portfolio turnover rate††	12%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 5, 2011, first day of trading on the Exchange) to October 31, 2011 was 2.52%. The share price total return from Fund Inception to October 31, 2011 was 2.65%.

101

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Each Underlying Index is calculated and maintained by its respective Index Provider. Each Index Provider is not affiliated with the Trust, the Adviser, the Distributor or a promoter of the Funds.

"Keefe, Bruyette & Woods," "Keefe, Bruyette & Woods, Inc.," "KBW Bank Index," "KBW Regional Banking Index," "KBW Capital Markets Index," "KBW Insurance Index," "KBW Premium Yield Equity REIT Index," "KBW Financial Sector Dividend Yield Index," "KBW Global ex-U.S. Financial Sector Index," "KBW Property & Casualty Index" and "KBW" are trademarks of KBW and have been licensed for use by the Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The Underlying Indexes of PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P Emerging Markets High Beta Portfolio are trademarks of their Index Provider and are licensed for use by the Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares KBW Bank Portfolio	KBW Bank Index

PowerShares KBW Regional Banking Portfolio	KBW Regional Banking Index

PowerShares KBW Capital Markets Portfolio	KBW Capital Markets Index

PowerShares KBW Insurance Portfolio	KBW Insurance Index

PowerShares KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index

PowerShares KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index

PowerShares KBW International Financial Portfolio	KBW Global ex-U.S. Financial Sector Index

PowerShares KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index

PowerShares S&P 500® High Beta Portfolio	S&P 500® High Beta Index

PowerShares S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index

PowerShares S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility Index

PowerShares S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility Index

PowerShares S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index

PowerShares S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index

102

Disclaimers

The Shares of each of PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio and PowerShares KBW Property & Casualty Insurance Portfolio, each a series of the Trust, are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Underlying Indexes to track general stock market performance. KBW's only relationship to the Adviser is the licensing of certain trademarks and trade names of KBW and of the Underlying Indexes which are determined, composed and calculated by KBW without regard to the Adviser, the Trust, each Fund or the Shares. KBW has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Underlying Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Shares.

KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, THE FUNDS OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POWERSHARES S&P 500® HIGH BETA PORTFOLIO, POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO, POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO, POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO, POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH BETA PORTFOLIO AND POWERSHARES S&P EMERGING MARKETS HIGH BETA PORTFOLIO ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE

103

UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, if available, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth

104

in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus-delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus-delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

105

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, free of charge or make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1-800-983-0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

106

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-12

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2012

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses, each dated March 1, 2012, for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below (each a "Fund" and, collectively the "Funds"), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares 1-30 Laddered Treasury Portfolio	NYSE Arca, Inc.	PLW

PowerShares Build America Bond Portfolio	NYSE Arca, Inc.	BAB

PowerShares CEF Income Composite Portfolio	NYSE Arca, Inc.	PCEF

PowerShares Chinese Yuan Dim Sum Bond Portfolio	NYSE Arca, Inc.	DSUM

PowerShares Convertible Securities Portfolio	NYSE Arca, Inc.	CVRT

PowerShares DWA Developed Markets Technical Leaders Portfolio	NYSE Arca, Inc.	PIZ

PowerShares DWA Emerging Markets Technical Leaders Portfolio	NYSE Arca, Inc.	PIE

PowerShares Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.	PXR

PowerShares Emerging Markets Sovereign Debt Portfolio	NYSE Arca, Inc.	PCY

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.	PAF

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.	PXF

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.	PDN

PowerShares FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.	PXH

PowerShares Fundamental High Yield® Corporate Bond Portfolio	NYSE Arca, Inc.	PHB

PowerShares Fundamental Investment Grade Corporate Bond Portfolio	NYSE Arca, Inc.	PFIG

PowerShares Global Agriculture Portfolio	The NASDAQ Stock Market LLC	PAGG

PowerShares Global Clean Energy Portfolio	NYSE Arca, Inc.	PBD

PowerShares Global Coal Portfolio	The NASDAQ Stock Market LLC	PKOL

PowerShares Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC	PSAU

PowerShares Global Nuclear Energy Portfolio	NYSE Arca, Inc.	PKN

PowerShares Global Steel Portfolio	The NASDAQ Stock Market LLC	PSTL

PowerShares Global Water Portfolio	NYSE Arca, Inc.	PIO

PowerShares Global Wind Energy Portfolio	The NASDAQ Stock Market LLC	PWND

PowerShares Ibbotson Alternative Completion Portfolio	NYSE Arca, Inc.	PTO

PowerShares Insured California Municipal Bond Portfolio	NYSE Arca, Inc.	PWZ

PowerShares Insured National Municipal Bond Portfolio	NYSE Arca, Inc.	PZA

PowerShares Insured New York Municipal Bond Portfolio	NYSE Arca, Inc.	PZT

PowerShares International Corporate Bond Portfolio	NYSE Arca, Inc.	PICB

PowerShares KBW Bank Portfolio	NYSE Arca, Inc.	KBWB

PowerShares KBW Capital Markets Portfolio	NYSE Arca, Inc.	KBWC

PowerShares KBW High Dividend Yield Financial Portfolio	NYSE Arca, Inc.	KBWD

PowerShares KBW Insurance Portfolio	NYSE Arca, Inc.	KBWI

PowerShares KBW International Financial Portfolio	NYSE Arca, Inc.	KBWX

PowerShares KBW Premium Yield Equity REIT Portfolio	NYSE Arca, Inc.	KBWY

PowerShares KBW Property & Casualty Insurance Portfolio	NYSE Arca, Inc.	KBWP

PowerShares KBW Regional Banking Portfolio	NYSE Arca, Inc.	KBWR

PowerShares MENA Frontier Countries Portfolio	The NASDAQ Stock Market LLC	PMNA

PowerShares Preferred Portfolio	NYSE Arca, Inc.	PGX

PowerShares RiverFront Tactical Balanced Growth Portfolio	NYSE Arca, Inc.	PAO

PowerShares RiverFront Tactical Growth & Income Portfolio	NYSE Arca, Inc.	PCA

PowerShares S&P 500® High Beta Portfolio	NYSE Arca, Inc.	SPHB

PowerShares S&P 500® Low Volatility Portfolio	NYSE Arca, Inc.	SPLV

PowerShares S&P Emerging Markets High Beta Portfolio	NYSE Arca, Inc.	EEHB

PowerShares S&P Emerging Markets Low Volatility Portfolio	NYSE Arca, Inc.	EELV

PowerShares S&P International Developed High Beta Portfolio	NYSE Arca, Inc.	IDHB

PowerShares S&P International Developed High Quality Portfolio

(formerly, PowerShares Dynamic Developed International Opportunities Portfolio)	NYSE Arca, Inc.	IDHQ

PowerShares S&P International Developed Low Volatility Portfolio	NYSE Arca, Inc.	IDLV

PowerShares S&P SmallCap Consumer Discretionary Portfolio	The NASDAQ Stock Market LLC	PSCD

PowerShares S&P SmallCap Consumer Staples Portfolio	The NASDAQ Stock Market LLC	PSCC

PowerShares S&P SmallCap Energy Portfolio	The NASDAQ Stock Market LLC	PSCE

PowerShares S&P SmallCap Financials Portfolio	The NASDAQ Stock Market LLC	PSCF

PowerShares S&P SmallCap Health Care Portfolio	The NASDAQ Stock Market LLC	PSCH

PowerShares S&P SmallCap Industrials Portfolio	The NASDAQ Stock Market LLC	PSCI

PowerShares S&P SmallCap Information Technology Portfolio	The NASDAQ Stock Market LLC	PSCT

PowerShares S&P SmallCap Materials Portfolio	The NASDAQ Stock Market LLC	PSCM

PowerShares S&P SmallCap Utilities Portfolio	The NASDAQ Stock Market LLC	PSCU

PowerShares Senior Loan Portfolio	NYSE Arca, Inc.	BKLN

PowerShares VRDO Tax-Free Weekly Portfolio	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the "Distributor"), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. Except for new Funds (identified below), the audited financial statements for each Fund contained in each Fund's 2011 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated herein by reference. As of the date of this SAI, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio are new Funds. The new Funds' audited financial statements and the related report of PricewaterhouseCoopers LLP for the new Funds will be available in each new Fund's 2012 Annual Report. Unaudited financial statements will be available in each new Fund's 2012 Semi-Annual Report.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 58 Funds. Each Fund (except as indicated below) is "non-diversified," and as such, each such Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as "diversified": PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares S&P International Developed High Quality Portfolio, and PowerShares VRDO Tax-Free Weekly Portfolio. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its specific benchmark index (each, an "Underlying Index"). Invesco PowerShares Capital Management LLC (the "Adviser"), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

With respect to PowerShares Senior Loan Portfolio, the Adviser has entered into an investment sub-advisory agreement with an affiliate to serve as investment sub-adviser to the Fund. The affiliated sub-adviser, Invesco Senior Secured Management, Inc. ("Invesco Senior Secured" or the "Sub-Adviser"), is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Fund (except as indicated below) issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: PowerShares Convertible Securities Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares Senior Loan Portfolio. The following Funds issue and redeem Shares at NAV in aggregations of 75,000 Shares: PowerShares Global Clean Energy Portfolio and PowerShares MENA Frontier Countries Portfolio.

Each Fund (except as indicated below) issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed and/or variable transaction fee; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus a fixed and/or variable transaction fee; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component. Due to various legal and operational constraints in certain frontier countries in the Middle East and North Africa, PowerShares MENA Frontier Countries Portfolio issues and redeems Shares at NAV in Creation Unit Aggregations in exchange for a significant Cash Component and an in-kind component consisting of Deposit Securities not subject to such constraints.

1

Shares of the following Funds are listed on NYSE Arca, Inc. ("NYSE Arca") (each such Fund is an "NYSE Arca-listed Fund"): PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Preferred Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Shares of the following Funds are listed on The NASDAQ Stock Market LLC ("NASDAQ") (each such Fund is a "NASDAQ-listed Fund"): PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Together, NYSE Arca and NASDAQ are the "Exchanges," and each is an "Exchange."

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each NYSE Arca-listed Fund and each NASDAQ-listed Fund are listed for trading, and trade throughout the day, on their respective Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund's Underlying Index no longer is calculated or available; or (iii) such other event

2

shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated "intraday indicative value" ("IIV") for the NYSE Arca-listed Funds and NASDAQ-listed Funds, respectively, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The NASDAQ-listed Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the NASDAQ-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations' only relationship to the Trust is as a calculation agent for the IIVs for the respective NASDAQ-listed Funds' Shares. The Corporations have no liability in connection with the administration, marketing or trading of the NASDAQ-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) only apply to those Funds classified as "diversified" Funds, as listed above in the section "General Description of the Trust and the Funds." Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

3

(3)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares Preferred Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio,

4

PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(6)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares Senior Loan Portfolio, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

(8)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(9)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(10)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(11)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Convertible Securities Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental

5

High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, issue senior securities, except as permitted under the 1940 Act.

(12)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, issue senior securities.

Except for restriction (5), (6) and (8)(iii), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (5), (6) and (8)(iii), in the event that a Fund's borrowings or securities lending at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed or securities loaned) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings or securities lending to an extent that such borrowings or securities loaned will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed or loaned) less the Fund's liabilities (other than borrowings or securities loaned).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees (the "Board") without shareholder approval. Each Fund may not:

(1)  Except for PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio,

6

PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  Except for PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio and PowerShares Senior Loan Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6)  With respect to PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares RiverFront

7

Tactical Balanced Growth Portfolio, PowerShares Tactical Growth & Income Portfolio and PowerShares Senior Loan Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders.

The following Funds, in accordance with Rule 35d-1 under the 1940 Act, have adopted fundamental and non-fundamental policies (as set forth below) to invest in securities suggested by their name:

Each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares S&P International Developed High Quality Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio normally will invest at least 80% of its total assets in securities suggested by the name of each such Fund. Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index. The 80% investment policy for each Fund (except for PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days' prior written notice of any change in such 80% investment policy. With respect to PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, the 80% investment policy for each Fund to invest in securities suggested by its name is fundamental and may not be changed without the approval of the shareholders.

Each of PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio and PowerShares KBW Regional Banking Portfolio has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities suggested by its name. Each Fund considers the securities suggested by its name to be those securities that comprise that Fund's Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in the 80% investment policy.

8

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each of PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invests primarily in securities of other funds, exchange-traded notes ("ETNs"), equity securities and fixed income securities included in its Underlying Index. The funds included in the Underlying Index for PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio, include exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs") or ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The funds included in the Underlying Index for PowerShares CEF Income Composite Portfolio include U.S.-listed closed-end funds (the "Underlying Funds").

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index. Each of PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio uses a "sampling" methodology to seek to achieve its respective investment objective, which may cause such Fund not to be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds' Prospectuses in the "Summary Information—Principal Risks of Investing in the Fund," "Additional Information About the Funds' Strategies and Risks—Principal Risks of Investing in the Funds" and "—Additional Risks of Investing in the Funds" sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general

9

condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash (and with respect to PowerShares MENA Frontier Countries Portfolio, a significant Cash Component), they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach by PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may cause each of these Funds not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%,

10

measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Equity Securities. For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Bonds. Certain Funds, certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares Preferred Portfolio may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities. Certain Funds, certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may invest in high yield debt securities, which are rated below investment grade and commonly are known as "junk bonds." Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex

11

than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund or Underlying ETF than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities held by a Fund.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund, Underlying Fund or Underlying ETF could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Loans. PowerShares Senior Loan Portfolio and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, invest in loans. Loans consist generally of obligations of companies and other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which PowerShares Senior Loan Portfolio will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. PowerShares Senior Loan Portfolio generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount

12

of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the PowerShares Senior Loan Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender's regulator against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which PowerShares Senior Loan Portfolio will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

PowerShares Senior Loan Portfolio may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed

13

against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate ("LIBOR"). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. PowerShares Senior Loan Portfolio normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between PowerShares Senior Loan Portfolio and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the

14

payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, PowerShares Senior Loan Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite the Adviser's or the Sub-Adviser's efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). The Adviser's or the Sub-Adviser's ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser's or the Sub-Adviser's ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline.

PowerShares Senior Loan Portfolio generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Privately Issued Securities. Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Funds.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Ltd. ("Fitch") or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser, a Sub-Adviser or an Underlying ETF's investment adviser, as applicable. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

15

Political and Economic Risks of Investing in China. The value of PowerShares Chinese Yuan Dim Sum Bond Portfolio's assets may be adversely affected by political and economic factors, inadequate investor protection and changes in Chinese laws or regulations. In addition, the Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country's economy, which could affect the Fund, market conditions, and prices and yields of securities of the Fund.

U.S. Registered Securities of Foreign Issuers. Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government Obligations. Certain Funds and Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association, certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Bank notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Municipal Securities. Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer's general

16

revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each of the foregoing Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond; however, with respect to PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying "variable-rate" bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each of the foregoing Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Funds would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the

17

governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the investment objective and policies of the Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

There is no guarantee that the Funds' income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

18

Lending Portfolio Securities. PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, each may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities. Each of the foregoing Funds and each of the Underlying ETFs that is a PowerShares ETF may lend portfolio securities to the extent of one-third of its total assets. A Fund or PowerShares ETF will loan its securities only to parties that its investment adviser has determined are in good standing and when, in the adviser's judgment, the potential income earned would justify the risks.

A Fund or Underlying ETF will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund or Underlying ETF's loaned securities and for which the vote could be material to the Fund. A Fund or Underlying ETF would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund or Underlying ETF could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund or Underlying ETF is not able to recover the securities loaned, the Fund or Underlying ETF may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund or Underlying ETF if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and "gap risk" (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund or PowerShares ETF's investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund or PowerShares ETF is complying with its investment policies, strategies and restrictions, the Fund or PowerShares will consider the loaned securities as assets of the Fund or PowerShares ETF, but will not consider any collateral received as a Fund or PowerShares ETF asset. A Fund or Underlying ETF will bear any loss on the investment of cash collateral. A Fund or Underlying ETF may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see "Taxes."

Underlying ETFs other than PowerShares ETFs may engage in securities lending and that activity generally is subject to the risks discussed above.

Repurchase Agreements. Each Fund, and certain Underlying ETFs in which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may enter into repurchase agreements, which are agreements pursuant to which a Fund or Underlying ETF acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund or Underlying ETF is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund or

19

Underlying ETF may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser for a Fund or PowerShares ETF will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund or Underlying ETF will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund or Underlying ETF's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund or Underlying ETF may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund or Underlying ETF may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Certain Funds, and certain Underlying ETFs into which the PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio may invest, may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund or Underlying ETF can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund or Underlying ETF is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund or Underlying ETF has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund or Underlying ETF intends to use the reverse repurchase technique only when its investment adviser believes it will be advantageous to the Fund or Underlying ETF. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund or Underlying ETF's assets. The custodian bank will maintain a separate account for the Fund or Underlying ETF with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Mortgage Pass-Through Securities Risk. Certain Underlying ETFs into which the PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio may invest, may invest in mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, certain Underlying ETFs seek to

20

obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. Certain Underlying ETFs intend to use TBA transactions in several ways. For example, certain Underlying ETFs expect to regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," Underlying ETFs generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Underlying ETF may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying ETF, and therefore the Fund, to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, Underlying ETFs will enter into TBA transactions only with established counterparties (such as major broker-dealers) and their respective investment adviser will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an Underlying ETF to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Underlying ETFs.

Certain Underlying ETFs intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with the Adviser. Such Underlying ETFs will assume their pro rata share of fees and expenses of any money market fund that it may invest in, in addition to its own fees and expenses.

Money Market Instruments. Each Fund, and certain Underlying ETFs into which the PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio may invest, may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund and Underlying ETF may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality, as the investment adviser of each Fund or Underlying ETF determines; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives Risk. Certain Funds, certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest and Underlying ETFs into which the PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio may invest, may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Funds may change quickly and without warning.

21

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund, Underlying Fund or Underlying ETF uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund, Underlying Fund or Underlying ETF. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund, Underlying Fund or Underlying ETF.

Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of certain Funds, Underlying Funds and Underlying ETFs and therefore the portfolios of PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund, the Underlying Fund and the Underlying ETF.

Futures and Options. Certain Funds, certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Indexes, to facilitate trading or to reduce transaction costs. The Funds and the Underlying ETFs only will enter into futures contracts and options on futures contracts that are traded on an exchange. Neither the Funds nor the PowerShares ETFs will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds, the Underlying Funds and the Underlying ETFs may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Funds, the Underlying Funds and the Underlying ETFs may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds, the Underlying Funds and the Underlying ETFs may enter into futures contracts to purchase security indices when such Funds' investment adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be

22

reflected in the NAV of the Funds, the Underlying Funds or the Underlying ETFs. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each of the Funds, the Underlying Funds and the Underlying ETFs may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds and the PowerShares ETFs would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds' Underlying Indexes, an Underlying Fund's Underlying Index or an Underlying ETF's Underlying Index. In the event of adverse price movements, the Funds, the Underlying Funds or the Underlying ETFs would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Funds, the Underlying Funds or the Underlying ETFs have insufficient cash, each may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds, the Underlying Funds or the Underlying ETFs may be required to deliver the instruments underlying futures contracts each has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, the Underlying Funds and the Underlying ETFs, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds, the Underlying Funds or the Underlying ETFs involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of either the Funds, the Underlying Funds or the Underlying ETFs.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds, the Underlying Funds or Underlying ETFs have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser of the Funds, the Underlying Funds or the Underlying ETF's investment adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds, the Underlying

23

Funds or the Underlying ETFs to substantial losses. In the event of adverse price movements, the Funds, the Underlying Funds and the Underlying ETFs would be required to make daily cash payments of variation margin.

Although the Funds and the PowerShares ETFs intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Trust and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, have claimed an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, as of the date hereof, the Funds and the applicable Underlying ETFs currently are not subject to the registration and regulatory requirements of the CEA, and there are no limitations on the extent to which such Funds may engage in non-hedging transactions involving futures and options thereon, except as set forth in such Funds' respective prospectuses and this SAI.

Upon entering into a futures contract, the Funds or the Underlying ETFs will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Funds or an Underlying ETF may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

Swap Agreements. Certain Funds and certain Underlying ETFs into which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's or an Underlying ETF's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust or Underlying ETFs' custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund or Underlying ETF is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund or the Underlying ETF will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Funds or the Underlying ETFs' rights as a creditor (e.g., the Funds or the Underlying ETFs may not receive the net amount of payments that it contractually is entitled to receive). The Funds and the Underlying ETFs, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the

24

other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Funds or Underlying ETFs may lose money in a total return swap if the counterparty fails to meet its obligations.

In the event the Funds or the Underlying ETFs use swap agreements, each will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Investment Companies. Certain Funds may invest in the securities of other investment companies (including money market funds and business development companies). Under the 1940 Act, each Fund's investment in investment companies, subject to certain exceptions, is limited to: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. As provided in non-fundamental investment policies (5) and (6) above, no Fund (except PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio and PowerShares Senior Loan Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

PowerShares Senior Loan Portfolio may invest in the securities of other investment companies (including money market funds). The Fund may invest up to 20% of its assets in closed-end funds. The Fund generally will be subject to provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one closed-end fund to 3% of that fund's total outstanding stock. To the extent necessary to comply with provisions of the 1940 Act, on any matter upon which an underlying closed-end fund's shareholders are solicited to vote the Adviser or the Sub-Adviser of that Fund will vote the underlying closed-end fund shares in the same general proportion as shares held by other shareholders of the underlying closed-end fund. From time to time, the Fund may limit its investment in investment companies in accordance with (i) through (iii) above. In the event the Fund so limits its investments in other investment companies, it may invest in any one closed-end fund up to 3% of that fund's total outstanding stock, and will not be limited by any amounts invested in that closed-end fund by the Fund's affiliates. In this case, the Fund's investment in any one closed-end fund will, however, be limited such that the Fund, other investment companies having the same investment adviser as the Fund, and companies controlled by such investment companies, will not own more than 10% of the total outstanding voting stock of that closed-end fund.

Real Estate Investment Trusts ("REITs"). Certain Funds may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate

25

mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide. Each Fund and certain Underlying ETFs in which PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio invest, may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Borrowing. Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section "Investment Restrictions" to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.

If there are unusually heavy redemptions, each of PowerShares Convertible Securities Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares Senior Loan Portfolio may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share. The Adviser believes that, in the event of abnormally heavy redemption requests, PowerShares Convertible Securities Portfolio's, PowerShares Fundamental Investment Grade Corporate Bond Portfolio's and PowerShares Senior Loan Portfolio's borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with State Street Bank and Trust Company that will allow the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. PowerShares Senior Loan Portfolio will bear any interest expenses associated with the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

26

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, PowerShares Insured California Municipal Bond Portfolio will invest at least 80% of its total assets in the securities that comprise the The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index. The portfolio of the Fund may include securities issued by the State of California, by its various public bodies (the "Agencies") and/or by other municipal entities located within the State of California (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of California. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State of California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

The State of California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.

The State of California, like the rest of the nation is emerging from an economic recession that began at the end of 2007. Because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges. The rate of recovery has slowed, and in the past year, the California economy recovered at levels lower than what was previously estimated.

Tax revenue for the fiscal year to date through January 31, 2012 was less than the tax revenue in the prior fiscal period through January 31, 2011. Total general fund receipts were down by $3.8 billion, which was driven in part by a $3.9 billion decline in sales taxes, a $749 million decline in corporate taxes and a decline in personal income taxes by $164.1 million, compared to the prior fiscal year through January 31, 2011. Consumer spending, however, has started to increase, as individuals and firms return to more normal consumption behavior fueled, in part, by pent-up demand.

27

The State's unemployment rate in December 2011 was 11.1 percent, which was down from 12.5 percent in December 2010. The overall U.S. unemployment rate in December 2011 was 8.5 percent. It is estimated that California's unemployment rate will remain above 10 percent through mid-2014 and above 9 percent through the end of 2017. Several factors prevent California from experiencing faster job growth. The local government job market has been hard hit since the national recession began in December 2007, which is significant as this sector has comprised 11 to 12 percent of the non-farm employment in California over the last several decades. If local governments are not able to make their revenue benchmarks, this sector could lose more jobs. California's economy is being pulled, in part, by wage and salary growth in high-income labor markets, in particular in the technology sector in the Silicon Valley and other areas of the State.

The State's housing sector remains weak but, for now, the precipitous decline of the State's housing sector appears to have ended. Home building permitting, which suffered a long, steady three-year decline starting in 2005, appears to have bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010, but at a very low level. Existing single family home sales increased from 36,215 in December 2010 to 37,734 in December 2011. Housing prices, however, continue to decline; the medium home price decreased from $254,000 in December 2010 to $246,000 in December 2011. The number of foreclosures initiated fell from 69,799 in the fourth quarter of 2010 to 61,517 in the fourth quarter of 2011. However, foreclosure rates may increase in the future as a result of the resetting of rates on adjustable rate mortgages, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low. In addition, it is generally believed that the State has a large (but difficult to measure) "hidden inventory" of homes in default or facing foreclosure.

State of California—Government

The State of California's Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State of California's voters may directly influence the State of California's government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

28

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act.

As part of the state-local agreement, voters at the November, 2004 election approved Proposition 1A ("Proposition 1A of 2004"). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and vehicle license fees ("VLF") revenues as of November 3, 2004. This proposition permitted the State to borrow from local government funds. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

In addition, the 2011 Budget Act realigned the State-local relationship, and shifted approximately $5.6 billion in State program costs to local governments (primarily to counties), and provided a comparable amount of funds to support these new local government commitments. The programs shifted included health and human services programs (like child welfare services and mental health programs) and criminal justice programs. The 2011 Budget Act establishes various formulas to determine how much revenue from State sales tax and State and local VLF revenues is deposited into accounts for local programs, several of which have annual caps on how much funding they can receive. The proposed budget for fiscal year 2012-2013 continues the shifting of program costs from the State to the local level.

Proposition 26, adopted on November 2, 2010, makes it harder for the State to generate revenue from increasing taxes as the proposition expands the definition of "taxes" under existing Constitutional provisions. A two-thirds vote of the Legislature is required to approve a tax increase.

State of California Finances

The moneys of the State of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State of California Treasury and is not required by law to be credited to any fund and earnings from the investment of State of California moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State of California.

The following is a summary of the State of California's major revenue sources:

•  Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 9.3 percent for the 2011 tax year. The personal income tax is adjusted annually by the change in the consumer price index. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT.

In addition, Proposition 63, approved by the voters in the November, 2004 election, imposes a 1 percent surtax on taxable income over $1 million. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past 10 years. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy.

•  Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been

29

provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of July 1, 2011, the breakdown of the base state and local sales tax of 7.25% was as follows: 5% imposed as a State of California General Fund tax (this tax rate is scheduled to return to 5% on July 1, 2011); 0.5% dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5% dedicated to local governments for public safety services (Local Public Safety Fund); 1% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; and 0.25% deposited into the Economic Recovery Fund to repay the State of California's economic recovery bonds.

•  Corporation Tax. The State of California's corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

•  Insurance Tax. The majority of insurance written in the State of California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

•  Estate Tax; Other Taxes. The State of California estate tax is based on the State of California death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State of California estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. However, on January 1, 2011, the federal estate tax was reinstated along with the State of California estate tax. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State of California Budget Process

The State of California's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State of California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). State of California law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State of California's Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment ("Proposition 58") requires the State of California to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State of California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if after passage of the Budget Act the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and

30

propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011 and called the Legislature into various special sessions to address the budget shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State of California's taxes, have restricted the use of the State of California's General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State of California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State of California funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.

State of California Budget

The discussion herein of the fiscal year 2011-12 budget and the Governor's Budget for 2012-13 is based on estimates and projections of revenues and expenditures for the current fiscal year by the Governor's administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State of California and the nation, and there can be no assurance that the estimates will be achieved.

Fiscal Year 2011-12 State Budget

Governor Jerry Brown released his proposed 2011-12 budget package on January 10, 2011, one week after his inauguration. The proposed budget projected continuation of California's currently modest economic recovery, although weak housing markets and high unemployment are expected to persist for a prolonged period. The Governor's budget estimates that, without corrective action, California faced a combined 2010-11 and 2011-12 budget gap of $25.4 billion in fiscal year 2011-12, consisting of a fiscal year 2010-11 shortfall of $8.2 billion (as opposed to the $1.5 billion reserve balance assumed when the October 2010 budget package was adopted) and a 2011-12 budget year shortfall of $17.2 billion. The Governor proposed a total of $26.4 billion in budget solutions, which include realignment of the state-local relationship, new revenues, and spending reductions.

The Governor's budget proposed a restructuring of the state-local relationship with respect to the delivery of services by shifting funding and responsibility to local governments for those services. The proposal would shift $5.9 billion in state program costs to counties; however, the State would provide local governments with a comparable amount of funds to support these new local commitments.

The Governor's budget proposed a total of $14 billion in new revenues, of which $3 billion would be collected in 2010-11. The key feature of the revenue proposal was the Governor's request to place before voters in June 2011 measures that would extend for five years certain temporary tax increases approved in February 2009. Two of the temporary tax increases (the 1 percentage point sales tax increase and the 0.5 percentage point increase in the vehicle license fee) would have been dedicated to funding the realignment of programs from the state to local entities.

31

On January 20, 2011, Governor Brown declared a fiscal emergency. His fiscal emergency declaration, which is largely procedural, was meant to underscore the Governor's desire for lawmakers to act on his proposals by March 2011.

On February 9, 2011, Governor Brown cancelled the proposed sale and leaseback of 11 state properties that were authorized under the 2010-11 budget. With the cancellation of the proposed sale of the 11 state properties, the State faced an estimated budget deficit as of the end of February 2011 of $26.6 billion. On March 24, 2011, Governor Brown signed a series of bills passed by the State Legislature on March 17 and 18, 2011 that provided $11.2 billion in budget cuts and other balancing measures towards closing the $26.6 billion budget deficit for fiscal year 2011-12. Spending cuts included reductions to CalWORKs grants and services for the developmentally disabled, as well as increasing co-payments for Medi-Cal patients, funding shifts that will result in less money for childhood development, mental health, and local transit agencies, and other enacted measures involving changes to K-12 and higher education, changes affecting the Office of the Inspector General, special fund loan and transfer provisions, natural resources and environmental protection, and tax compliance.

On May 16, 2011, the Governor revealed a new budget plan (the "May 2011 Revised Budget"). The May 2011 Revised Budget cut spending, relied on having voters approve tax increases in June 2011 and continued the proposed realignment plan to shift control of certain government programs from the state to the local government. The May 2011 Revised Budget projected that revenues would be $6.6 billion higher than the January forecast as a result of improved economic and revenue performance. The State Legislature was not able to get the required two-thirds vote to hold a special election in June, which was intended for voters to approve tax increases to raise State revenue.

The State Legislature passed three budget bills in June 2011. On June 20, 2011, Governor Brown signed the third budget bill into law (the "2011 Budget Act"). The 2011 Budget Act increased the revenue forecast by $1.2 billion from the May 2011 Revised Budget. The 2011 Budget Act, in part, relied on higher estimated tax revenue to balance the budget without having voters approve tax increases, as proposed in the 2011-12 proposed budget. The 2011 Budget Act eliminated redevelopment agencies, made $5 billion in cuts to health and human services, reduced the state workforce, and eliminated 20 boards, commissions, task forces, offices and departments. The 2011 Budget Act cut General Fund spending as a share of the State's economy to its lowest level since 1972-73.

Proposed 2012-2013 State Budget

Governor Brown released his 2012-13 budget proposal on January 5, 2012. The budget proposal forecasts that economic recovery in California will continue at a slow pace. The Governor projects that the State will end fiscal year 2011-12 with a deficit of $4.1 billion and, absent corrective actions, a projected deficit of $5.1 billion in 2012-13. The proposal includes $10.3 billion in spending cuts and revenue increases to balance the budget and rebuild a $1.1 billion reserve. Governor Brown will ask voters in November to approve a temporary tax increase on individuals with incomes over $250,000 and a temporary increase in sales tax, as well as a guarantee that new revenues will be spent only on education and a guarantee for ongoing funding for local public safety programs. The Governor's office estimates that the proposed temporary tax increases, if approved by voters, will generate an estimated $6.9 billion through 2012-13. Governor Brown stated that to avoid getting two-third approval from the Legislature to put measures on the ballot in November, he will turn to a signature-gathering effort to put his proposed measures on the ballot.

The State's Legislative Analyst Office ("LAO") estimates that the State will have a total deficit of $12.8 billion in 2012-13, which is $3.6 billion higher than the Governor's estimate. The difference is due, in part, to the estimated tax payments by the State's high income earners. Tax payments include taxes on incomes and capital gains taxes. The income levels of upper-income taxpayers have been volatile, which can create or eliminate billions of dollars of projected State revenues. The LAO notes that high-income tax filers experienced a disproportionately larger drop in income relative to other groups of taxpayers during the recession. If the Governor's proposal to increase taxes on upper-income levels passes, this will increase the volatility of future budget projections.

32

Spending cuts in the proposed budget include reductions to CalWORKs and subsidized child care, merging service delivery for Medi-Cal and Medicare, reducing funding for schools, reducing college grants, and repealing or suspending many State mandates on local governments. The proposed tax measures will prevent budget triggers that would cut spending to education and local public safety funding, as well as allow the State to invest in higher education and pay off $33 billion in outstanding budgetary borrowings and deferrals by 2015-16. The 2012-13 budget proposal and the 2011 Budget Act both shift various programs from the State to the local level and eliminate or consolidate many State boards, commissions, programs and departments. The 2012-13 budget proposal also includes a major reorganization of the remaining State entities.

The LAO states that the Governor's proposed 2012-13 budget moves the State's budget closer to a balanced budget over the next several years. Continued risks to the State's long-term stability include pension liabilities, debt and increasing annual obligations, and potential cost increases associated with the federal deficit.

Ratings

The State's fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value, will experience greater volatility. Between July and January 2010, three major rating organizations downgraded California's general obligation bond rating. Further downgrades of California's general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

S&P and Moody's assign ratings to California's long-term general obligation bonds. The ratings of S&P and Moody's represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California's general obligation bond ratings were significantly downgraded by Moody's and S&P. Moody's downgraded the State's general obligation credit rating to "Baa1" in July 2009, and in January 2010, S&P downgraded the credit rating to "A-." These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state. In April 2010, Moody's raised the State's general obligation rating to A1 and Fitch raised the rating to A- from BBB. However, these upward revisions reflected a recalibration of certain public finance ratings and did not reflect a change in credit quality of the issuer or issuers.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Recently, some municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

State of California Indebtedness and Other Obligations

The State of California Treasurer is responsible for the sale of debt obligations of the State of California and its various authorities and agencies. The LAO projects that the State will have a higher debt service ratio ("DSR") than it has in the past. The DSR is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State's debt burden. The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State's debt practices. Also, higher debt-service expenses limit the use of revenue for other programs. The higher DSR in part

33

reflects a decline in General Fund revenues and a continued sale of large bond amounts approved since 2006. To the extent additional bonds are authorized and sold in future years, the State's debt-service costs and the DSR will increase. Current State of California debt obligations include:

•  General Obligation Bonds. The State of California's Constitution prohibits the creation of general obligation indebtedness of the State of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

Under the State of California's Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of August 1, 2011, the State had outstanding approximately $79 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71 billion were payable primarily from the State's General Fund, and approximately $8 billion were "self-liquidating" bonds payable first from other special revenue funds. As of August 1, 2011, there were unused voter authorizations for the future issuance of approximately $38 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable first from other revenue sources.

A ballot measure will be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State's water supply systems, drought relief, and groundwater protection. The ballot measure specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

•  Variable Rate General Obligations Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2011, the State had outstanding a $4.8 billion principal amount of variable rate general obligation bonds, representing about 6.1 percent of the State's total outstanding general obligation bonds as of that date. Under State law, except for economic recovery bonds ("ERBs"), the State must pay the principal of any general obligation bonds which are subject to option or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

•   Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.6 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of September 20, 2011, approximately $1.3 billion aggregate principal of general obligation commercial paper notes had been issued and were outstanding.

•  Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to repay any drawings on respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be

34

remarked over an extended period, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter than the period otherwise applicable to the variable rate obligation. The State has about $1.3 billion worth of letters of credit supporting variable rate general obligation bonds, which expire between November 2011 and January 2012. The State has solicited proposals from banks to renew or replace these letters of credit, and presently expects all existing letters of credit to be renewed for periods of 1 to 3 year. The State also intends to restructure the credit support for its commercial paper program.

•  Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State of California Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to State agencies, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $9.4 billion General Fund-supported lease-purchase obligations outstanding as of August 1, 2011. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12 billion authorized and unissued as of August 1, 2011.

•  Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from the State's revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2011.

•  Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the "ARRA"). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010, which was financially more advantageous for certain maturities of bonds. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. As of August 1, 2011, the State has received all BAB cash subsidy payments to which it has been entitled, without offset. Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from FY 2011-12 through the maturity of these bonds (usually, 20 to 30 years) is approximately $9.0 billion for the general obligations BABs and $309 million for the lease-revenue BABs. Federal legislative proposals have been made from time to time which would provide for further issuance of BABs, but none have been enacted into law.

•  Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to July 1, 2004. Repayment of the ERBs is secured by a pledge of revenues

35

from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit and are payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs has been issued, and no further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp deduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues ("SSTRs") collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.4 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State's general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account ("BSA") created by the California Balanced Budget Act. As of August 2011, funds from these sources have been used for early retirement of approximately $4.1 billion of bonds during fiscal years 2005-06 through 2010-11, including approximately $1.5 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 (approximately $1 billion). The Governor suspended BSA transfers in fiscal years 2008-09 through 2011-12 due to the condition of the General Fund. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on future statewide ballots that, if approved, would strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for the ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

•  Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments were predicted at the time to total to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the State of California and local governments is subject to adjustment. The MSA requires a reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain "Previously Settled States" and certain other types of offsets for disputed payments. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a "back-up state guaranty" that requires the Governor to request an appropriation from the General Fund in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The back-up state guaranty now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the participating manufactures' payments under specified conditions relating to the loss of market share to non-participating manufacturers. This potential reduction is called an "NPM adjustment." The State disputes the participating manufacturers' rights to an NPM adjustment for any year. The MSA also allows the participating manufacturers to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual

36

amount of revenues received by the State has been reduced by some level of withholding of participating manufacturers' payments based on the participating manufacturers' assertion of their right to receive an NPM adjustment. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the 2005 Bonds. The General Fund is not obligated to replenish the reserve funds.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the participating manufacturers to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the non-participating manufacturers.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts are depleted. Tobacco settlement revenues plus reserve funds have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State's covenant to request an appropriation has never been invoked.

•  Obligations in Connection with Proposition 1A of 2004. The Amended 2009 Budget Act provided for State borrowing, pursuant to Proposition 1A of 2004, of approximately $2 billion of local property tax revenues. The State is required to repay such revenues no later than June 2013. On November 19, 2009, the California Statewide Communities Development Authority, issued $1.9 billion of bonds, which are secured by the State's obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State's total borrowing from local governments. The 2011 Budget Act included $90.8 million from the General Fund for the interest payments that will be incurred in that fiscal year. These bonds must be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the bond program, the Director of Finance has set an interest rate of 2 percent annum.

•  Flood Litigation Settlement. In 2006, the State of California settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State of California to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The 2011 Budget Act included $49.3 million for the required annual installment.

•  Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the State is required to pay interest on loans made by the federal government to the State's Unemployment Insurance Fund. The 2011 Budget Act appropriated $319.5 million to pay this interest.

•  Office of Statewide Health Planning and Development Guarantees. The Office of Statewide Health Planning and Development of the State of California ("OSHPD") insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofits and publically-owned healthcare facilities. This program is currently authorized in statute to insure up to $3 billion for health facility projects. As of June 30, 2011, OSHPD insured approximately 134 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.8 billion.

•  Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs" or "Notes") in all but one fiscal year since the mid-1980s to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and

37

public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) reimburse local governments for certain reductions in ad valorem property taxes or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowings (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs matured on November 22, 2011. In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described for the 2010-11 fiscal year will be used, which will provide up to $5.7 billion of cash flow relief in certain months.

•  Retirement Liabilities. The State's retirement programs are projected to have significant and growing unfunded liabilities. The Governor's office estimated that, as of January 2012, the State faces unfunded pension obligations of $45.2 billion and unfunded retiree health obligations of $59.9 billion. For fiscal year 2009-10, CalPERS reported that it had an unfunded liability of approximately 35 percent. If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively.

The State also has unfunded retiree health liabilities. Governments typically do not "pre-fund" their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

•  Deferred Obligations. In addition to bonds and other obligations, the State has enacted in budgetary actions which create pressures or repayment obligations from the General Fund in future years. Over a number of years, the State has adopted budget solutions for one fiscal year by deferring certain required payments from one fiscal year to the next year; these deferrals are repeated year after year. In addition, the General Fund is obligated for repayment of deficit bonds (ERBs), certain legislatively approved inter-fund borrowings, reimbursement of borrowings from State and local governments, reimbursement to local governments and school districts for the costs of State mandates placed on those entities under State laws, obligations to employees for compensated absences, costs for self-insurance and future payment of interest owed on borrowings from the general government for unemployment insurance payments.

Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State of California is involved in certain other legal proceedings (described in the State of California's recent financial statements) that, if decided against the State of California might require the State of California to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the

38

outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

Additional Information

Information regarding the State's financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer's Office at 800-9003873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO's website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the State Controller's monthly Summary Analysis may be accessed at the State Controller's website (www.sco.ca.gov) under the heading Summary Analyses of Statements of General Fund Cash Receipts on the page for Monthly Financial Reports.

Complete text of the Governor's Proposed 2012-13 Budget, and prior budgets, may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov) under the heading "Governor's Proposed Budget."

None of the information on the above websites is incorporated herein by reference.

Special Considerations Relating to New York Municipal Securities

The Fund will have considerable investments in New York municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the Constitution of the State of New York ("State") and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund's yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers' efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers' ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York ("City"), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund's investments in State municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in State municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain 2011 and 2012 publications issued by the State, the City and the Metropolitan Transportation Authority ("MTA"). All such publications for the City and State were published on or before February 17, 2012 and for the MTA on or before December 21, 2011. The accuracy and completeness of the information in those reports have not been independently verified. Since the time of those publications, there may be changes in circumstances materially altering the economic and budget predictions found in those publications and presented here.

In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

39

State Economy

The State has a diverse economy with a relatively large share of the nation's financial activities, information and employment in health services and education, but a rather small share of the nation's farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State's economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State's location, airport facilities and natural harbors have made it an essential link in international commerce. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation's largest metropolitan area. The City accounts for a large percentage of the State's residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is based on information published by the State Division of the Budget ("DOB") on February 17, 2012 and the New York City Office of Management and Budget on February 2, 2012. All predictions and past performance information regarding the U.S. and State economies contained in this section were made by DOB and/or the New York City Office of Management and Budget on or before those respective dates even though they may be stated in the present tense and may no longer be accurate.

The U.S. economy's recovery survived a series of setbacks since 2011, including: extreme winter weather, Middle East turmoil, high energy prices, supply chain disruptions from the Japanese earthquake and tsunami, tornados and flooding, the European sovereign debt crises and uncertainty surrounding the U.S. government's current budget deficit and long-term debt. As the effect of the oil shock and Japanese supply chain disruptions unwind, the economy appears to be building some momentum with the fourth quarter of 2011 demonstrating U.S. Gross Domestic Product ("GDP") growth of 2.8%, the strongest quarterly growth since the first half of 2010. DOB projects a weaker first quarter in 2012 followed by a spike in momentum over the course of 2012. Nonetheless, the economy still faces many challenges including a slowing global economy, volatility in the financial markets, weak income growth and a potential new round of foreclosures which would further delay a housing sector recovery. Real U.S. GDP is projected to grow 1.7% for calendar year 2011, followed by 2.2% in 2012. These growth rates are historically weak at this point in an economic expansion.

Strong corporate earnings from operations abroad, together with weaker employment and wage growth, contributed to strong U.S. corporate profits during the first half of 2011. However, slower growth is predicted in 2012 due to the fact that the euro-zone likely entered into a recession in the fourth quarter of 2011 and the large developing economies in Asia and Latin America are growing more slowly. Both of these factors are predicted to cause lower export growth through the first half of 2012. Since a large portion of U.S. corporate earnings are derived from overseas activity, the growth in U.S. corporate profits is expected decline from 32.2% in 2010 and 7.7% in 2011 to 3.9% in 2012.

The labor market has had a very sluggish and unstable recovery since the end of the recession. As of the beginning of 2012, only 36% of the total 8.8 million in lost jobs had been replaced. Although recent data demonstrate signs of improvement in the labor recovery, including the fact that unemployment insurance claims have fallen below 400,000, the anticipated slowdown in exports could be a setback for employment growth in the early part of 2012 before picking up in the second half of 2012. Thus, U.S. nonagricultural employment growth is projected to grow 1.6% in 2012, following growth of 1.2% in 2011. Although food and energy price spikes remain volatile, they are not expected to experience growth comparable to what was experienced in 2011. Therefore, consumer price inflation, as measured by growth in the Consumer Price Index, is expected to be 1.9% in 2012, well below the 3.1% levels experienced in 2011.

There are various significant factors that could negatively or positively affect the economic predictions described above for the U.S. economy. If resolution of the euro-debt crisis should turn negative, and in the worst case lead to a bank run (as occurred in September 2008), short-term credit markets could freeze and the U.S.

40

economy could possibly end up back in recession. A dismantling of the euro-zone, or the elimination of the euro itself, could cause even worse consequences. Likewise, an economic "hard landing" in China would likely lead to a more pronounced global slowdown than expected and even slower export growth than described above. Conversely, a slow but steady path to resolving the euro-debt crisis, coupled with a milder recession in Europe and/or a more moderate slowdown elsewhere, could lead to stronger export and employment growth than predicted.

A renewed confidence in the recovery depends, in part, upon increased employment rates over the coming quarters. If the expected job growth does not materialize, household spending may tighten again, resulting in lower consumption growth than expected. Weaker household spending could have the effect of negatively affecting other areas of the economy as well and also would likely result in lower investment growth. A substantial equity market downturn could have a similar effect. Conversely, if actions taken by the federal government promote confidence within the business sector, employment and household spending growth could be stronger than expected.

Improvements in the housing sector have been virtually nonexistent during the current economic recovery. If the number of home foreclosures is greater than expected, a housing market recovery could be further delayed. Increased foreclosures could also stymie a recovery in home prices, which would in turn delay the recovery in household net worth, also resulting in lower rates of household spending than predicted. Alternatively, a large and sustained increase in household formation could result in stronger demand for housing and a quicker recovery in home prices and construction employment than expected. Furthermore, oil prices are once again on the rise due to global tensions. These increases could cause gasoline prices to reach their highest levels ever. Since energy price growth acts as a virtual tax on household spending, faster growth in the price of gas and/or oil could also result in lower consumption spending than predicted. A quick resolution of the global tensions could reduce energy prices faster than expected, resulting in greater real household spending for non-energy goods and services.

The pace of the State's economic recovery exceeded that of the nation overall through the first half of 2011. The State benefitted from federal policies designed to keep interest rates low and strengthen the banking system. Furthermore, there was solid growth in securities industry bonuses over fiscal year 2010 and fiscal year 2011 due to strong finance and insurance sector profits during that two-year period. In addition, the weak dollar and strong emerging market growth spurred foreign demand for the State's exports, including the City as a tourist and luxury-shopping destination. There has also been strong foreign demand for City real estate. Consequently, State private sector employment growth of 1.9% is estimated for 2011 following virtually flat growth of 0.2% in 2010. Nonetheless, government employment is estimated to have fallen during each quarter of 2011 on a year-ago basis and 2.8% for the year.

However, domestic events and activity in Europe continue to negatively affect the global financial markets. The movement toward a more highly regulated Wall Street, coupled with volatility in the equity markets, seems to be having a substantial downward impact on the finance industry's market capitalization and revenues. Reduced profits from proprietary trading combined with the dramatic decline in third quarter 2011 equity market prices reduced the volume of revenue generating activity, such as IPOs and mergers and acquisitions. In the third quarter of 2011, NYSE member firms experienced losses for the first time since calendar year 2008. Fourth quarter revenues and profits are not expected to be much higher. Thus, NYSE member firms lost $3 billion in the third quarter of 2011, after earning profits of $12.6 billion in the first two quarters. As a result of stagnation in the second half of the year, it is estimated that Wall Street will earn profits of $13.1 billion for 2011, a decline from the $27.6 billion booked in 2010 and the $20 billion initially projected for 2011. Because it seems that the uncertainty overseas will continue into 2012, Wall Street profits are expected to increase only modestly to $14 billion in 2012.

With 2011 finance industry revenues and executive compensation likely to decline, DOB projects a substantial decrease in fiscal year 2011-12 bonuses for the finance and insurance sectors. DOB projects finance and insurance sector bonuses in the first quarter of 2012 to be 34.4% below their year-ago totals. Similarly, private sector job growth is expected to decelerate to 1.3% in 2012, due in part to slower global growth and a stronger dollar. Public sector jobs are expected to decline 1.0% in 2012, due to fiscal strains. State wages are

41

predicted to grow 2.0% in 2012 following growth of 4.1% in 2011. Total personal income is projected to grow 3.2% for 2012, following growth of 4.7% for 2011. These growth rates are well below historical averages.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility present a significant level of uncertainty for New York. Furthermore, developments that have an impact on credit markets, such as the euro-debt crisis, pose a particularly large degree of risk for New York because another financial crisis induced recession would be devastating for the State economy. In addition, with Wall Street still adjusting compensation practices in the aftermath of financial reform legislation, the timing of cash bonus payouts has become much less predictable, making inference from past patterns less certain. Indeed, the financial reform is already changing the composition of bonus packages in favor of stock grants with long-term payouts and claw-back provisions, thus affecting the forecast for taxable wages. Furthermore, as financial regulations evolve, it is becoming more uncertain as to when finance sector revenue generating activity such as lending and underwriting will return to pre-crisis levels, resulting in additional risk to the forecasts for bonuses and personal capital gains.

Conversely, stronger national and global economic growth than expected could increase the demand for New York goods and services. Such a result could lead to stronger levels of business activities and job and income growth than currently projected. Furthermore, an unexpected rise in corporate earnings could cause a stronger and earlier upturn in stock prices than projected, thereby stimulating additional financial market activity and producing higher wage and bonus growth than currently anticipated. Nonetheless, a stronger national economy could force the Federal Reserve to raise interest rates earlier or more rapidly than projected, which could negatively affect the State economy and the financial sector in particular.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2011-12 fiscal year (April 1, 2011 through March 31, 2012) or subsequent fiscal years, with related material and adverse effects on the State's estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State's fiscal year for 2011-12 ends on March 31, 2012. (The State's fiscal year for 2012-2013 will run from April 1, 2012 to March 31, 2013.) The executive budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles ("GAAP"), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board ("GASB"). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements and the GAAP modified accrual basis, showing revenues and expenditures. DOB published the Enacted Budget Financial Plan dated May 6, 2011 (the "Financial Plan") based on the Governor's 2012 executive budget as modified and adopted by the State Legislature. On January 17, 2012, DOB issued the Governor's executive budget proposal (the "Executive Budget") for fiscal year 2012-13 (the "Current Financial Plan"). On February 17, 2012 DOB issued an amended Executive Budget ("Amended Executive Budget") issued by the Governor which updated the Executive Budget for amendments to the Executive Budget and revisions to the forecast. None of the amendments or revisions in the Amended Executive Budget changed the multi-year forecast of receipts and disbursements contained in the Executive Budget and discussed in this "Special Considerations Relating to New York Section" of the Statement of Additional Information other than certain economic information. Such revisions to the economic information have been incorporated into the discussion of the "State Economy" above. There can be no assurance that the Legislature will not make changes to the Governor's Executive Budget that have an adverse impact on the budgetary projections set forth in that proposal, or that it will take final action on the Executive Budget before the start of the new fiscal year on April 1, 2012. The State financial results, as described below, are calculated on a cash accounting basis. The GAAP projections for the State's budget can be obtained from the DOB.

The DOB projects a closing balance in the State's largest and principal operating fund, the General Fund, of $1.7 billion in fiscal year 2011-12 and $1.8 billion in fiscal year 2012-13, including amounts reserved to satisfy the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract

42

periods. (See important disclosure regarding closure of the projected budget gaps in the "General Fund Outyear Budget Gap Projections" and the "Other Considerations" sections of this Statement of Additional Information.) The fiscal year 2011-12 and 2012-13 balances consists of $1.0 billion in the Tax Stabilization Reserve Fund, $275 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund for litigation risks and $13 million reserved for debt reduction. In addition, the fiscal year 2011-12 balance consists of $51 million in the Community Projects Fund and $284 million designated to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts. The fiscal year 2012-13 balance consists of $0 in the Community Projects Fund (reflecting the spend-down of the fiscal year 2011-12 balance and no planned future deposits) and $458 million designated to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts. The Current Financial Plan assumes that the remaining 2011-2012 fiscal year reserve for labor settlements will be carried forward into fiscal year 2012-2013. As subsequent labor agreements for prior periods are reached, reserves will be reduced.

Total General Fund disbursements, including transfers to other funds, are projected to be approximately $56.9 billion in 2011-12 and $58.6 billion in 2012-13 results. According to the Current Financial Plan, General Fund receipts, including transfers from other funds, are expected to reach $57.2 billion in 2011-12 and $58.7 billion in 2012-13. All Government Funds spending, the broadest measure of State spending (which includes State operating funds, capital projects and federal operating funds), is projected to be $132.7 billion in 2011-12 and $132.5 billion in 2012-13. The major sources of all Government Funds spending include, among other things: school aid, Medicaid, transportation, mental hygiene, State employee fringe benefits, state operations, debt service and capital projects. According to the Current Financial Plan, all Government Fund receipts are projected to be $132.3 billion in 2011-12 and $132.7 billion in 2012-13.

General Fund Outyear Budget Gap Projections

Currently, DOB estimates no budget shortfall and anticipates that the State will end 2011-12 in balance on a General Fund cash basis. In addition, DOB expects that the Executive Budget, if enacted as proposed, would provide for the General Fund to also end 2012-13 in balance, and leave estimated gaps that total approximately $715 million in 2013-14, $3.0 billion in 2014-15 and $3.7 billion in 2015-16. The combined four-year gap projected for fiscal years 2012-13 through 2015-16 under the Executive Budget, if enacted as proposed, totals approximately $7.4 billion.

The budget gap forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity.

Other Considerations

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. It is also necessarily based upon forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State's actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Financial Plan, including the euro-zone financial crisis and other national and international events that could have a significant impact on consumer confidence, oil supplies and oil prices. Moreover, federal statutory and regulatory changes in the financial sector (including changes to compensation packages), interest rate policy changes, financial and real estate market fluctuations effects on bonus income and capital gains realizations, consumer spending and State tax collections are all uncertain factors affecting the Financial Plan. Other uncertainties and risks that could affect the Financial Plan, include, but are not limited to: the potential for State employee wage increases to exceed the projected

43

annual wage costs; successful negotiations with State employee unions over benefits and wage changes, the extent to which projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions are realized; the federal government's willingness and ability to provide the aid reflected in the Financial Plan; the ability of the State to reduce costs, including operating expenses, as planned, and the success with which the State controls expenditures; household deleveraging on consumer spending and State tax collections; financial and real estate market developments on capital gains realizations and bonus income; the ability of the State and its public authorities to market securities successfully in the public credit markets; and receipt of expected levels of federal funding aid for health care, education, transportation and other governmental purposes. The projections and assumptions contained in the Financial Plan are subject to State revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State's control, will be realized.

There is no assurance that the State's General Fund will end the current fiscal year in balance and that projected outyear budget gaps will not increase materially from current projected levels which would require the State to take additional gap-closing actions. For example, the Current Financial Plan expects to use available statutory tools to implement the Medicaid cost controls assumed in the gap-closing plan. However, there can be no assurance that these controls will be sufficient to achieve the level of gap-closing savings anticipated in fiscal year 2012-13 or limit the rate of annual growth in Medicaid spending of the Department of Health State Funds to over the Current Financial Plan period. Variances in annual growth can result in significant spending increases and gap closing savings in future years are dependent on federal government approval, regulatory changes (as appropriate) and a working relationship with the health care industry.

The Current Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Current Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated and statutory or regulatory constraints on planned cost savings-measures. If such risks and uncertainties were to materialize they could have an adverse impact on the Current Financial Plan in the current year or future years.

The State has a five-year labor contract with the State's largest union, Civil Service Employees Association, and a four-year labor contract with the State's second-largest State employee union, the Public Employees Federation. Agreements with other State unions, which represent approximately 35% of the State workforce still need to be reached. The Current Financial Plan continues to include a reserve to cover the costs of a pattern settlement with all unions that have not agreed to contracts through fiscal year 2011. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts reserved.

The Financial Plan authorizes the General Fund to temporarily borrow resources from other funds in the State's short-term investment pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. In fiscal year 2011-12, the General Fund used this authority in April 2011, but repaid such amounts by the end of April 2011. While the DOB anticipates that the General Fund may continue to rely on this temporary borrowing authority at times during fiscal year 2011-12, it expects to repay such amounts by the end of the month in which they are borrowed. DOB expects relatively low cash balances during May, June, August and December of fiscal year 2012-13. DOB will continue to monitor and manage the State's cash position closely during the fiscal year in an effort to maintain adequate operating balances.

Implementation of the Current Financial Plan depends on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the capital plan, the State's overall cash position and capital funding plan may be adversely affected. The success of estimated public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

44

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and processes. The proceeds of such conversions must be used by the State for healthcare-related expenses. The Financial Plan assumes the State will receive no proceeds from a health care conversion during the current fiscal year, but expects to receive approximately $250 million in fiscal year 2012-13 and $300 million in fiscal years 2013-14, 2014-15 and 2015-16. If no conversion occurs as assumed in the Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected Health Care Reform Act disbursements.

The Financial Plan may be adversely affected by actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules. For example, currently under the Federal Budget Control Act of 2011 ("BCA"), $1.2 trillion in federal deficit reduction must be met over the next 10 years. Across the board spending cuts (i.e., the "sequestration process") are scheduled to begin in January 2013. The BCA prescribes that approximately 82% of the $1.2 trillion in deficit reduction must be through spending reductions, divided evenly between the Defense Department and non-Defense spending. The balance must be achieved through debt service savings. The State is analyzing the potential impact of the BCA on the Financial Plan and State economy. Based on a preliminary review, DOB estimates that, if the sequestration process operates as set forth in the BCA and without any further adjustment by Congress, State and local governments could lose approximately $5 billion in federal funding over 9 years, beginning in fiscal year 2012-13. This does not account for potential declines in other revenues that may occur as a result of lost federal funding. As more information becomes available, DOB may modify these estimates. In addition, all Medicaid claims are subject to audit and review by the federal government. Recently, the Federal Centers for Medicare and Medicaid Services ("CMS") requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities. Although no official audit has commenced and the State believes that the rates paid for these services are done in accordance with the approved state plan and all applicable federal regulations, any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program. The State has begun the process of seeking CMS approval to proceed with the development of a new demonstration waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities.

Debt outstanding and debt service costs over the course of the Financial Plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 ("Debt Reform Act") based on the updated forecasts in the Financial Plan. The available room under the debt outstanding cap is expected to decline, however, from $3.1 billion in 2011-12 to $314 million in 2013-14. Measures to further adjust capital spending, debt financing practices and the inherent volatility of personal income as a basis for long-term planning may be taken to stay within statutory limitations.

Under legislation enacted in the 2010-11 fiscal year, State and local governments may amortize (i.e., defer paying) a portion of their pension costs. Amortization temporarily reduces public employers' pension costs in a given fiscal year but leads to higher overall costs when repaid with interest. The legislation sets amortization thresholds each year, and pension contribution costs in excess of the amortization thresholds may be amortized. The State and the State's Office of Court Administrations amortized a total of $249 million in the 2010-2011 fiscal year which will be repaid with interest over the following ten years beginning in fiscal year 2011-12. The Comptroller set an interest rate of 5% and for amounts amortized in or amounts amortized in fiscal year 2010-11 and 3.75% for amounts amortized in fiscal year 2011-12. The Current Financial Plan assumes that both the State and the State's Office of Court Administrations will elect to amortize pension costs in future years consistent with the legislation and repay such amounts at an interest rate assumed by DOB to be 5% over 10 years from the date of each deferred payment.

Substantially all of the State's employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating other post-employment benefits liabilities. The difference between the State's pay-as-you-go costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State's currently positive net asset condition at the end of 2010-11 by $2.5 billion. GASB does not require the additional costs to be funded in the State's budgetary basis, and no funding is assumed for this purpose

45

in the Current Financial Plan. The State's Health Insurance Council will continue to monitor this issue and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, DOB does not anticipate that the State will alter its planned funding practices in light of existing fiscal conditions.

The State's Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2011, there was a total of $585 million of outstanding bonds for the program. The financial condition of most of the nine hospitals in the Secured Hospital Program is deteriorating, and several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations. In the Current Financial Plan, DOB has assumed additional costs of $3 million in fiscal year 2012-13, $32 million in fiscal year 2013-14 and $39 million annually thereafter for the Secured Hospital Program. However, additional State resources may be needed to meet debt service obligations on outstanding bonds if recent trends continue and other available funds become depleted. In relation to the entire Secured Hospitals Program portfolio, additional exposure to the State up to a maximum of $43 million annually would be realized if reserve funds held by trustees were fully depleted and no payments to the State were made by participating hospitals.

Recent State Fiscal Years

The DOB has reported that the General Fund ended the 2010-11 fiscal year with the following unaudited results on a cash basis. The State ended the 2010-11 fiscal year in balance. Total receipts, including transfers from other funds, were $54.4 billion. Disbursements, including transfers to other funds, totaled $55.4 billion. The General Fund ended the fiscal year with a balance of $1.38 billion, which consisted of $1.0 billion in State's Tax Stabilization Reserve Fund, $175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund (to guard against litigation risks), $136 million in the Community Projects Fund and $13 million reserved for debt management. The closing balance in the General Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of a fund balance to pay for expenses deferred from 2009-10 into 2010-11.

State Debt

Included in state financing activities are State-supported debt and State-related debt. State-supported debt includes general obligation debt approved by the voters and debt issued on behalf of the State by public authorities, obligating the State to pay debt service, subject to appropriation. These include long term obligations issued by the Local Government Assistance Corporation ("LGAC") program and State Personal Income Tax Revenue Bond Financing ("State PIT Revenue Bonds") issued by certain State Authorities (as defined in the discussion of "Authorities" below). State-related debt is a broader measure that includes State-supported debt, as well as State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, and State appropriations are available, but typically not expected to be needed, to make payments.

The LGAC is a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation enacting the issuance of State PIT Revenue Bonds provides that 25% of State personal income tax ("PIT") receipts, excluding refunds owed to taxpayers, must be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the STAR Fund. Additionally, legislation enacted in fiscal year 2009-10 and extended through fiscal year 2012-13 permits the Dormitory Authority of the State of New York and the Urban Development Corporation to issue State PIT Revenue Bonds for any authorized purpose. Prior to this time, State law required that State PIT Revenue Bonds sold for capital purposes had to be sold through specific issuers, creating coordination difficulties in scheduling sales and reimbursing capital disbursements on a timely basis. This has enabled the State to improve the scheduling and sizing of State PIT Revenue Bond sales, produced savings through efficiencies in bond pricing, and lowered overall administrative costs.

46

As of March 31, 2011, the State had approximately $3.5 billion outstanding in general obligation debt, $12.3 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $21.0 billion in State PIT Revenue Bonds, $11.5 billion in other revenue bonds, $3.3 billion in debt from the LGAC, $3.6 billion outstanding in contingent-contractual obligation financings, $25 million in moral obligations financing, $23 million in State guaranteed debt and $812 million in other State financings. The Financial Plan projects the following new debt issuances for 2011-12: $461 million in General Obligation bonds will be issued; $1.0 billion in issuances by the Thruway Authority to finance capital projects for transportation; $236 million in SUNY Dormitory Facilities Revenue Bonds; $417 million in Mental Health Facilities Improvement Revenue Bonds to finance mental health facilities capital projects; and $3.8 billion in State PIT Revenue Bonds to finance various capital programs.

Total State-related debt outstanding is projected to increase from $57.0 billion in 2011-12 to $58.1 billion in 2012-2013. Total State-related debt service costs as a percent of all governmental funds receipts is estimated to be 4.9% in fiscal year 2011-12 and 5.1% in 2012-13. The estimated debt service on State-supported debt for the 2011-12 fiscal year is expected to be approximately $5.9 billion. The estimated debt service on State-supported debt for the 2012-13 fiscal year is expected to be approximately $6.1 billion. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.66% in fiscal year 2011-12 and the cap on debt service as a percent of total governmental funds under the Debt Reform Act cap for fiscal year 2011-12 is 4.65%. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.87% in fiscal year 2012-13 and the cap on debt service as a percent of total governmental funds under the Debt Reform Act cap for fiscal year 2012-13 is estimated to be 4.65%.

The State's outstanding General Obligation bonds were rated AA with a positive outlook by Fitch as of November 30, 2011, AA with a stable outlook by S&P as of December 2, 2011, and Aa2 with a stable outlook by Moody's as of January 30, 2012. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan. The State believes that the Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State's ability to maintain a balanced Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State's legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Indian tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The remedies sought in these suits include among other things assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest. Taken together two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266

47

(2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006), made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. The United States Supreme Court, on October 17, 2011, denied plaintiffs' petitions for certiorari to review the decision of the Second Circuit. See Oneida Indian Nation of New York et al. v. State of New York. Some of the pending major land cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al.; and The Onondaga Nation v. The State of New York, et al (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY).

In 1998, the attorneys general of 46 states (including the State) and several territories (collectively, the "Settling States"), and the then four largest tobacco manufacturers in the United States (the "OPMs") entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. In addition, approximately 30 other tobacco companies have joined the settlement (the "SPMs," and together with the OPMS, the "PMs"). In exchange for certain payments to be made to the Settling States and, among other things, the imposition of certain tobacco advertising and marketing restrictions, the MSA released the PMs from past and present smoking-related claims by the Settling States and provided for a continuing release of future smoking-related claims.

There have been two actions filed in the State by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano. (SDNY), two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an "output cartel" in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution, and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Therefore, this action is concluded.

In Grand River Ent. v. King (SDNY), another cigarette importer alleged the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states (including the State). The District Court, on March 22, 2011, denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the findings and judgment pursuant to FRCP 59(e) and has appealed from the District Court's decision to the Second Circuit Court of Appeals. On January 30, 2012, the District Court denied Plaintiff's motion to amend the Court's findings.

There is also nationwide arbitration proceeding against the State involving the MSA. In the arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA. Any such claims for years prior to 2003 were settled in 2003. The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration. The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, where the PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments, does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. In April 2012, a hearing on issues common to all states will take place in Chicago. State-specific hearings will commence in May 2012, and New York's diligent enforcement hearing is scheduled for June 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center"), located in West Valley, Cattaraugus County, New York. The Center was formerly used to reprocess spent nuclear fuel from power reactors, and contains two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities. In 1980, Congress enacted the West Valley Demonstration Project Act ("WVDPA"), directing the federal government to essentially cleanup and decontaminate the Center

48

and HLRW. Under the WVDPA, the State is responsible for paying 10% of the costs. However, for many years the State and federal governments disputed liability for cleanup and payment responsibilities with respect to the Center. As of February 8, 2012, the total State and federal cost expenditures at the Center amount to approximately $2.6 billion and the State's expenditures are approaching $320 million.

In order to attempt to resolve these disputes, in December 2006, the State and the New York State ERDA (which owns the Center on behalf of the State) filed suit seeking a declaration: (1) that the federal government (which sent waste to the Center from various federal facilities) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the WVDPA to decontaminate and decommission the Center and for further Center monitoring and maintenance, and (3) that the United States is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Center. After commencement of the litigation, the parties engaged in court-ordered mediation, which resulted in a consent decree (approved and entered on August 17, 2010) resolving several key claims in the action. The consent decree provides for a specific cost share for each government for specified facilities and known areas of contamination, and includes a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not, however, resolve the natural resource damages claim or the Nuclear Waste Policy Act claim raised in the State's lawsuit. The federal government agreed to toll the first claim, which will be pursued by the NYS Department of Environmental Conservation and the State Attorney General's office. Regarding the second claim, the State alleges that the federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Center at a federal repository once one becomes available. This claim was not settled or dismissed and remains in litigation. The District Court will advise the parties concerning a conference date for the purpose of preparing a scheduling order for adjudicating this particular claim. Meanwhile, the parties are discussing potential resolutions to the Nuclear Waste Policy Act claim outside of litigation.

On July 17, 2008, Weaver v. State of New York was filed in the New York State Court of Claims. The claimant alleges that executive directors of Office of Mental Health facilities have improperly received and applied benefits that were due to patients and former patients. The named claimant sought certification of a class, as well as benefits on her own behalf. The State's motion to dismiss the class action claim was granted in early 2010 by the Court of Claims. The Appellate Division, Second Department, affirmed the decision of the Court of Claims on March 8, 2011. On September 27, 2010, the Court of Claims (Ruderman, J.), granted the State's motion for summary judgment against the individual claims and dismissed them. The Appellate Division, Second Department, by decision and order dated January 17, 2012, affirmed the decision of the Court of Claims.

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed suit in the Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution. Plaintiffs specifically claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, § 8, paragraph 1 of the Constitution. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used "in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees," the Senate and Assembly have "improperly delegated their legislative powers" in violation of Article VII, § 7 of the State Constitution. Plaintiffs' complaint names as additional defendants certain public authorities and private corporations that are alleged to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. The Supreme Court, Albany County, in a decision and order dated February 27, 2009, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7 or Article VII, § 8. By order dated June 24, 2010, the Appellate Division (Third Department), on appeal, reversed the lower court's order with respect to the dismissal of the Article VII, § 8 cause of action, affirmed the order to the extent it dismissed the plaintiffs' cause of action under Article VII, § 7, and remitted the matter to the Supreme Court for further proceedings. Subsequently, the Appellate Division denied reargument, but granted the defendants' motion for leave to appeal to the Court of Appeals on the question of whether the Appellate Division erred by reversing the

49

dismissal of the plaintiffs' cause of action under Article VII, § 8. The Court of Appeals, by opinion dated November 21, 2011, reversed the Appellate Division and dismissed the cause of action under Article VII, § 8. A motion by the plaintiffs for reargument of the Court's decision is pending.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs. Defendants in each of the cases have moved to change the venue of their respective cases to Albany County or New York County and the venue has changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton subsequently voluntarily stipulated their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by such statute on employers in the Metropolitan Commuter Transportation District. The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington and Southampton/Southold. The Brookhaven and Huntington plaintiffs have appealed from those decisions.

Plaintiffs in Becker et al. v. Paterson et al. (Sup. Ct., Albany Co.) seek a judgment declaring that the governor's determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions concerning, among other things, the separation of powers doctrine. After a February 3, 2010 court conference to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the funds at issue. Cross motions for summary judgment were filed and the motions were argued on June 24, 2010. In a second case involving the parties (Becker et al. v. Paterson (Sup. Ct., Albany Co.)), plaintiffs seek a judgment declaring that the governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have also been released. Cross motions for summary judgment were filed. On January 14, 2011, the Court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed to the Appellate Division, Third Department.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State's motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The argument of the appeal is scheduled for March 20, 2012. Furthermore, on August 18, 2011, Supreme Court, Albany County granted the State's motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. Subsequently, plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment. The Supreme Court, Albany County, in a decision/order dated December 6, 2011, granted plaintiffs' motion for renewal and modified the stay to the extent of permitting discovery to continue, but denied plaintiffs' request to file a motion for partial summary judgment or any other dispositive motion. Depositions are being scheduled.

50

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws. The District Court for the Western District of New York rejected plaintiffs' motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs' appeal. Plaintiff's motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case. The Second Circuit Court of Appeals affirmed the Western District's orders on May 9, 2011, which denied the plaintiffs' motions for preliminary injunctions, and vacated the Northern District's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court's opinion. In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice. The motions were scheduled to be taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff's motion for voluntary dismissal without prejudice and denied the State defendants' motion for summary judgment as moot.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs are challenging, and attempting to enjoin, the collection of taxes on cigarettes sold to or by reservation retailers. The Supreme Court, Erie County, on August 31, 2010, vacated two of its prior preliminary injunctions barring the collection of such taxes until defendants took various steps to comply with prior law. Plaintiffs' motion for a preliminary injunction enjoining enforcement of the provisions of chapters 134 and 186 of the Laws of 2010 was also denied by the Court. The plaintiffs appealed. On September 14, 2010 the Appellate Division, Fourth Department, denied plaintiffs' motion for a preliminary injunction pending appeal. Pursuant to the rules of the Appellate Division, Fourth Department, the appeal is deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal. The State is seeking a formal discontinuation of this action.

The Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., on February 10, 2011, in Supreme Court, Erie County, to challenge regulations implementing a statutory voucher system proposed to allow the State to collect taxes on sales of cigarettes on Indian reservations. Plaintiffs seek a judgment enjoining enforcement of both the regulations and the statutory provisions authorizing the voucher system and also declaring the regulations void. The Supreme Court, Erie County, on June 8, 2011, issued an order granting defendants' motion for summary judgment and dismissing the complaint. The Appellate Division, Fourth Department, affirmed on November 18, 2011. Plaintiff's motion for leave to appeal to the Court of Appeals is pending in that Court.

In Gyrodine v. State of New York (Court of Claims), claimant is seeking damages under the Eminent Domain Procedures Law with respect to the appropriation by the State of 245 acres of land related to the expansion of SUNY Stony Brook. On June 21, 2010, the Court of Claims awarded claimant compensation of $125 million. The Appellate Division, Second Department, affirmed the decision of the Court of Claims in a decision dated November 22, 2011. The State's motion for reargument or, in the alternative, leave to appeal to the Court of Appeals, is pending.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The State filed its answer on May 4, 2010. On June 9, 2010, the State filed a motion for summary judgment. Plaintiffs have filed a motion for permission to conduct discovery prior to responding to the State's motion for summary judgment. Plaintiffs' motion for permission to conduct discovery before responding to the State's motion for summary judgment was granted on March 10, 2011. Since then, Plaintiffs have filed an amended complaint adding challenges to assessments issued after this action commenced and the State has withdrawn its motion for summary judgment without prejudice. The State has filed its answer to the amended complaint and is engaged in the discovery process.

51

In Watson v. State (Court of Claims) plaintiffs seek damages stemming from an automobile accident in which four family members suffered injuries. The Court of Claims, on February 2, 2010, granted summary judgment on the issue of liability in favor of plaintiffs. The parties reached a settlement on all claims on February 8, 2011 for a total of $19 million. The settlement process is completed and the case is closed.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law. Plaintiffs also seek to enjoin the implementation, administration or enforcement of the voucher system. The court denied plaintiffs' request for a temporary restraining order and, via decision dated August 18, 2011, additionally denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs subsequently appealed to the Appellate Division, Fourth Department, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. Plaintiffs' appeal is pending. Defendants have filed a motion for summary judgment returnable February 16, 2012.

State Retirement Systems

The State and Local Retirement Systems ("Systems") provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $186.8 billion on April 1, 2010 to $194.3 billion (including $80.8 billion for current retirees and beneficiaries) on April 1, 2011, and the net assets available for benefits as of March 31, 2011 were $149.5 billion (including $3.4 billion in receivables), an increase of $15.3 billion or 11.4% from the fiscal year 2009-10 level of $134.2 billion. Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions. The investment losses experienced in fiscal year 2008-09 have negatively impacted the value of assets held for the Systems. The effect of the loss is spread over a 5-year period by the current actuarial smoothing method. Consequently, contribution rates increased for fiscal years 2010-11, 2011-12 and 2012-13, and further increases are anticipated for fiscal years 2013-14 and 2014-15. The amount of such future increases will partly depend on the pension fund's value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1. In addition, the assumed rate of return used by the Systems' Actuary, which is one of the factors used to calculate contribution requirements, decreased from 8% to 7.5% starting in fiscal year 2011-12. Final contribution rates for fiscal year 2012-13 were released in early September 2011. The average employee's Retirement System rate increased from 16.3% of salary in fiscal year 2011-12 to 18.9% of salary in fiscal year 2012-13, while the average Police and Fire Retirement System rate increased from 21.6% of salary in fiscal year 2011-12 to 25.8% of salary in fiscal year 2012-13.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities ("Authorities"), including those which finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to certain Authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public Authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

52

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Not surprisingly, the State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2010, there were 17 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $161 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In December 2011, the MTA adopted the 2012 Final Proposed Budget and Four-Year Financial Plan 2012-2015 (the "MTA Plan") for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. Despite an improved outlook, the MTA's financial resources and situation remain stressed in the face of the regional economy's continued weakness and the potential for a "double dip" recession. If there is a "double dip" recession, the MTA has limited financial reserves to offset lower-than-expected operating revenues and dedicated taxes. In addition, the MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on the MTA's behalf and that fare and toll increases will be implemented as planned. Other risks to the MTA Plan include labor settlements falling short of the planned three year "net zero" wage growth and underfunding of the planned 2010-2014 Capital Program. The MTA Plan reflects the MTA's response of seeking greater operational efficiency and additional cost saving initiatives. The MTA Plan projects ending cash balances of $200 million in 2011, $1 million in 2012 and $80 million in 2013. Deficits of $141 million and $211 million are projected for 2014 and 215, respectively.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based on information published by the City Office of Management and Budget ("OMB") on February 2, 2012. All predictions and past performance information regarding the City economy contained in this section were made by OMB on or before that date even though they may be stated in the present tense and may no longer be accurate.

The City economy saw mixed results in 2011. As described in the State economic section above, the first half of the year was strong for Wall Street but it had a disappointing second half of the year. The City's labor market also demonstrates the mixed results experienced by the City. Overall wage earnings increased 4% in 2011 in contrast to a 6.3% rise in 2010. During the first seven months of 2011, the City's labor markets added over 50,000 jobs, but lost roughly 33,000 jobs over the rest of the year. Private sector job growth is expected to be to 0.7% in 2012, following 1.2% in 2011, and average 1.4% from 2013-16. Coupled with slower job growth in 2012, private sector wages are expected to grow by a meager 1.1%, followed by an average growth rate of around 4% per year from 2013-16.

Wall Street's decline in profitability caused securities firms to lose 2,000 jobs in 2011. In addition, security firms are expected to cut their payrolls in 2012 by an additional 2,000 jobs. Due to expectations of slow equity market growth and even stricter regulation of financial markets, the securities sector will likely continue to shed jobs through 2016 and industry wages will remain high but stagnant through fiscal year 2015-16. The remainder

53

of the financial industry—banking, insurance and real estate—are expected to expand moderately between 2012 and 2016.

Leisure & hospitality has thrived due to the strength of the tourism sector. The industry reached a record number of 328,000 employees working in hotels, restaurants, museums and other recreational venues in 2011. This sector added 16,000 jobs in the last two years. With a steady supply of new hotel rooms coming on line over the next few years, hiring will average 6,000 per year from 2013-2016. Retail trade has also been supported by tourism. This sector added 16,000 jobs in the last two years, and is forecast to add an average of 6,500 jobs per year from 2013-16.

Outside of tourism, the main sector of growth will be professional & business services from industries such as accounting, architecture, computer services, management consulting, advertising and employment services. These industries are expected to expand by 11,000 jobs in 2012 and gain an average of 16,000 jobs from 2013-16. Jobs from these industries earn an average of approximately $98,000 per year.

With respect to other sectors, future employment prospects are mixed. Education is expected lose 1,000 jobs in 2012 and resume growth in 2013. Health employment rose by 3,000 in 2011, slowing from the average pace of 12,000 annual job gains seen in the previous two years. Employment in health is expected to gradually accelerate and add 7,000 jobs in 2012. The information sector has shrunk by about 20% since 2001 and is expected to lose 2000 jobs in 2012, followed by average 2000 job gains per year in years 2013-16. Nevertheless, the employment level will stay far below the dot-com peak throughout the 2012-16 period. Manufacturing cut 3,000 jobs in 2011, leaving the employment level at a new record low of 73,000. This sector has shrunk by more than half in the last decade and is forecast to lose another 5,000 jobs 2012. The City's construction industry cut 27,000 jobs from 2009 through 2011. Headcount for construction staffing will remain flat for 2012, but job growth is expected to resume in the following years.

Many of the new jobs anticipated over the next few years will be in non-financial, low-to-middle income industries. As of 2010, the non-finance average wage was about $62,000 per year and is expected to increase by about 3% per year between 2012 and 2016. The financial industry will not do much to boost overall earnings due to the expectation of further job losses and the static level of wages. Consequently, wage earnings are expected to be $294 billion in 2012, above the $291 billion level in 2010, but still below the $295 billion earned in 2008. Wage earnings growth is expected to average 3.8% from 2013-2016, gradually surpassing the 2008 level in 2013.

The City's tourism sector remains high and is likely one of the primary factors why the City has fared better than the nation thus far. It is estimated that New York City had 50.5 million visitors in 2011, and that Broadway earned nearly $1.1 billion in box-office gross receipts, both of which were record highs. The high tourism rates have led to a boom in the related leisure and hospitality and retail trade industries. Hotels occupancy rates have remained high since March 2009. Additionally, the average daily room rate has risen 24% from the low of $219 in June 2009, boosting revenue and employment in the sector. Although the current European debt crisis could impede the flow of tourists, the City is expecting to see the industry maintain its current levels thanks to the steadily growing share of visitors from emerging markets and room rates are projected to top $300 a night by the end of 2016.

The real estate markets have also demonstrated mixed results as the commercial real estate markets appeared to stabilize and strengthen, while residential real estate activity has declined in every quarter since the end of the federal homebuyer tax credit. Leasing activity in the commercial real estate market totaled over 30 million square feet, making it the most active year since 2000. Primary market asking rents have rebounded 9% since September 2010. Vacancy rates across the City's primary office market dropped from 10.9% in the first quarter of 2011 to 9.7% in the fourth quarter, the lowest vacancy rate since the first quarter of 2009. Over the next two years, vacancy rates are projected to remain below 10%, while asking rents are expected to gradually increase. However, upon completion of two new World Trade Center buildings by 2014, with over 4 million square feet, there is concern that they will not be met by sufficient demand to fill the extra space. As a result, vacancy rates are expected to rise following the completion of the World Trade Center.

54

Over the last two years, the commercial investment market has returned to stability following the collapse during the financial crisis. Large commercial transactions greater than $100 million had fallen to just five in 2009, but in 2011 there were 26 large transactions equaling the levels last seen in 2004 and 2005. It is expected that investment-related transactions in the City's office market will maintain the levels seen in 2010 and 2011, due in part to low interest rates and employment growth.

In contrast to the commercial real estate market recovery, the City's residential market has slowed since the expiration of the federal homebuyer tax credit in 2010. Since then, total home sales have declined year-over-year in every quarter from the third quarter of 2010 through the third quarter of 2011. Home prices have also fallen. Home prices are down 23% from the cycle's peak reached in July 2006 (although significantly less than the 33% decline in the top 20 metro areas). Nonetheless, it is predicted that total transactions experience a small increase in 2012, before picking up pace in the following years. Housing prices will extend their downward trend in 2012, but are expected to gradually recover during the 2013-16 period.

New construction activity in the City has been depressed due to the stagnating housing market. New York City issued only 20,000 new construction permits in the last three years combined compared to an average of roughly 28,000 permits per year from 2005 through 2008. While permit issuance is expected to grow modestly, it is not likely to see the buoyant activity that was prevalent during the boom years.

All the risks to the national and State economies apply to the City economy. Tension in the Middle East resulting in increased oil prices, a euro-zone recession, higher interest rates and underwhelming U.S. growth can adversely affect the City economy. Assumptions for continued profitability on Wall Street are based on continued stability and the Federal Reserve's ability to fend off inflation, and an orderly management of the euro-zone crisis. A prolonged European crisis may stunt the growth of various industries in the City, ranging from tourism to financial activities. In addition, the serious fiscal conditions of the State could further negatively impact the City's economy.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

New York City Financial Plan

On May 5, 2011, the City released its Fiscal Year 2012 Executive Budget and Four Year Financial Plan for Fiscal Years 2012-15, which was subsequently amended and adopted by City Council in June 2011. Subsequently, on February 2, 2012, the City issued an updated four-year financial plan for Fiscal Years 2012-16 (the "City Plan"). The City Plan's projected revenues and expenditures for the 2011-12 and 2012-2013 fiscal years are balanced, in accordance with GAAP. However, the City Plan projects gaps of $3.0 billion, $3.5 billion and $3.4 billion for fiscal years 2013-14, 2014-15 and 2015-16, respectively. The City Plan estimates that total revenues will be approximately 67.4 billion for 2011-12, $68.7 billion for 2012-13, $68.9 billion for 2013-14, $71.0 billion for 2014-15 and $72.8 billion for 2015-16. The City's fiscal year begins on July 1 and ends on June 30.

The staffs of the New York State Financial Control Board ("FCB"), Office of the State Deputy Comptroller for the City of New York ("OSDC"), the City Comptroller and the Independent Budget Office ("IBO") issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City's ability to market its securities successfully. The City's program for financing capital projects for the period 2012 through 2016 projects $32 billion of long-term borrowing to support the City's current capital program. Given the expanded New York City Transitional Finance Authority ("TFA") issuance capacity of debt supported by personal income tax ("PIT") for general capital purposes, the portion of the capital program not financed by the New York City Municipal Water Finance Authority ("NYW") will be split between General Obligation ("GO") bonds of the City and the TFA.

55

Presently, the debt service for the City, TFA (excluding Building Aid Revenue Bonds (BARBS)) and City conduit debt, not including the effect of pre-payments, is 8.3% of the City's total budgeted revenues in 2012. That ratio is expected to increase to 10.2% in 2016. As a percentage of tax revenues, the debt service ratio is 13.3% in 2012 and is anticipated to grow to 15.3% in 2016.

The City's total debt outstanding for fiscal year 2012 issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt is expected to be approximately $66.5 billion and another $28.2 billion in Water Authority Bonds. The City Plan is predicated on numerous assumptions, including the condition of the City's and the regions' economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

As of February 17, 2012, the City's outstanding GO bonds were rated AA with a stable outlook by both S&P and Fitch, and Aa2 with a stable outlook by Moody's. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. Not included in the projections of the State's receipts and disbursements for the State's 2011-12 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Local governments must respond to changing political, economic and financial influences over which they have little or no control. These changes may negatively affect the financial condition of certain local governments. For example, the State or federal government may end or cut its funding of various local programs or deny certain claims in which case local governments would need to use their own resources to fund such expenditures. Specifically, the anticipated loss of temporary federal stimulus funding will adversely impact counties and school districts in New York State. The State's cash flow issues have resulted in delays to the payment of State aid, and in some cases, have required localities to find other sources from which to borrow. Also, legislation has recently been enacted that caps property tax receipts of local governments and school districts. Such caps may affect the amount of property tax revenue available for local government and school district purposes. This legislation does not apply to the City. Changes to sales tax distributions resulting from the 2010 federal population census could also have a material impact on various local governments. Localities and local public authorities ultimately may experience significant financial difficulties that could put local access to the public credit markets at risk, which could adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unexpected problems as a result of certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems may also negatively affect localities and require requests for State assistance. These include declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2009 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $41.1 billion. Included in this figure are bonds issued by the localities and certain debt guaranteed by the localities but excluded from the figure are capital lease obligations (for localities other than

56

New York City), assets held in sinking funds and various amounts available for redemption of debt at the start of a fiscal year.

PORTFOLIO TURNOVER

For the fiscal year ended October 31, 2011, the portfolio turnover rate for each of PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares S&P SmallCap Energy Portfolio and PowerShares S&P International Developed High Quality Portfolio varied significantly from the Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 because the index that each Fund tracks had a higher portfolio turnover rate.

For PowerShares Insured California Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio, the higher portfolio turnover rate for the fiscal year ended October 31, 2011, as compared to the portfolio turnover rate for fiscal year ended October 31, 2010 was due to a higher number of both net inflows and outflows averaged over a smaller asset base.

For PowerShares Ibbotson Alternative Completion Portfolio, the higher turnover for the fiscal year ended October 31, 2010, was the result of an index change on June 30, 2010. The lower portfolio turnover rate for the fiscal year ended October 31, 2011, is the result of the current index methodology.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust's Form N-Qs and Form N-CSRs are available on the SEC's website at http://www.sec.gov. The Trust's Form N-Qs and Form N-CSRs also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Trust's Form N-Qs and Form N-CSRs will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has seven Trustees. Five Trustees are not "interested," as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the "Independent Trustees"). The other Trustees (the "Interested Trustees") are affiliated with the Adviser.

57

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	120	None

Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	120	None

Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	120	None

58

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Trustee since 2007; Chairman since 2012	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	120	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

59

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (54) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

60

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2011 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares 1-30 Laddered Treasury Portfolio	Dollar Range of Equity Securities in PowerShares Build America Bond Portfolio	Dollar Range of Equity Securities in PowerShares CEF Income Composite Portfolio	Dollar Range of Equity Securities in PowerShares Chinese Yuan Dim Sum Bond Portfolio
Ronn R. Bagge	None	None	$50,001-$100,000	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	$50,001-$100,000	$50,001-$100,000	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Convertible Securities Portfolio	Dollar Range of Equity Securities in PowerShares DWA Developed Markets Technical Leaders Portfolio	Dollar Range of Equity Securities in PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dollar Range of Equity Securities in PowerShares Emerging Markets Infrastructure Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Emerging Markets Sovereign Debt Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	$10,001-$50,000	None
Marc M. Kole	$50,001-$100,000	None	None	None
Philip M. Nussbaum	None	None	over $100,000	None
Donald H. Wilson	$10,001-$50,000	None	over $100,000	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares FTSE RAFI Emerging Markets Portfolio	Dollar Range of Equity Securities in PowerShares Fundamental High Yield® Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares Fundamental Investment Grade Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares Global Agriculture Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	$10,001-$50,000	None	None	None
Philip M. Nussbaum	over $100,000	None	None	None
Donald H. Wilson	None	$10,001-$50,000	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

61

Name of Trustee	Dollar Range of Equity Securities in PowerShares Global Clean Energy Portfolio	Dollar Range of Equity Securities in PowerShares Global Coal Portfolio	Dollar Range of Equity Securities in PowerShares Global Gold and Precious Metals Portfolio	Dollar Range of Equity Securities in PowerShares Global Nuclear Energy Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Global Steel Portfolio	Dollar Range of Equity Securities in PowerShares Global Water Portfolio	Dollar Range of Equity Securities in PowerShares Global Wind Energy Portfolio	Dollar Range of Equity Securities in PowerShares Ibbotson Alternative Completion Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	$1-$10,000	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Insured California Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares Insured National Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares Insured New York Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares International Corporate Bond Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares KBW Bank Portfolio	Dollar Range of Equity Securities in PowerShares KBW Capital Markets Portfolio	Dollar Range of Equity Securities in PowerShares KBW High Dividend Yield Financial Portfolio	Dollar Range of Equity Securities in PowerShares KBW Insurance Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

62

Name of Trustee	Dollar Range of Equity Securities in PowerShares KBW International Financial Portfolio	Dollar Range of Equity Securities in PowerShares KBW Premium Yield Equity REIT Portfolio	Dollar Range of Equity Securities in PowerShares KBW Property & Casualty Insurance Portfolio	Dollar Range of Equity Securities in PowerShares KBW Regional Banking Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares MENA Frontier Countries Portfolio	Dollar Range of Equity Securities in PowerShares Preferred Portfolio	Dollar Range of Equity Securities in PowerShares RiverFront Tactical Balanced Growth Portfolio	Dollar Range of Equity Securities in PowerShares RiverFront Tactical Growth & Income Portfolio
Ronn R. Bagge	None	$50,001-$100,000	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P 500® High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets Low Volatility Portfolio
Ronn R. Bagge	None	over $100,000	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P International Developed High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed High Quality Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Discretionary Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

63

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Staples Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Energy Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Financials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Health Care Portfolio
Ronn R. Bagge	None	$10,001-$50,000	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Industrials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Information Technology Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Materials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Utilities Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Senior Loan Portfolio	Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	None	over $100,000
Todd J. Barre	None	None	over $100,000
Marc M. Kole	None	None	over $100,000
Philip M. Nussbaum	None	None	over $100,000
Donald H. Wilson	$10,001-$50,000	None	over $100,000
H. Bruce Bond	None	None	$50,001-$100,000
Kevin M. Carome	None	None	None

Under the Trust's deferred compensation plan ("DC Plan"), the amount of compensation that an Independent Trustee defers is adjusted periodically as though an equivalent amount of compensation had been invested in Shares of one or more of the Funds. The dollar range of Shares for Mr. Bagge and Mr. Nussbaum includes Shares of certain Funds in which each of Mr. Bagge and Mr. Nussbaum is deemed to be invested pursuant to the DC Plan, which is described below.

As of December 31, 2011, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings

64

five times a year, and may meet more often as required. During the Trust's fiscal year ended October 31, 2011, the Board held six meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls over financial reporting. During the Trust's fiscal year ended October 31, 2011, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the Trust's fiscal year ended October 31, 2011, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the "Independent Chair"). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee

65

candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

66

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $195,000 (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. For the year ended December 31, 2011, Mr. Wilson received an additional $40,000 per year for his service as the lead Independent Trustee. Effective May 1, 2011, the chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Prior to May 1, 2011, each Commitee chair received an additional $10,000 per year, allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust's DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2011.

Name of Trustee	Aggregate Compensation From Trust (1)	Pension or Retirement Benefits accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (2)
Ronn R. Bagge	$89,381	N/A	$207,500
Todd J. Barre	$83,964	N/A	$195,000
Marc M. Kole	$91,604	N/A	$212,500
Philip M. Nussbaum	$83,964	N/A	$195,000
Donald H. Wilson	$98,561	N/A	$228,333
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  Because PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio did not commence operations during the fiscal year ended October 31, 2011, the amounts shown in this table do not include compensation paid by such Funds.

67

(2)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the fiscal year ended October 31, 2011 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,750 and $195,000 respectively, of deferred compensation pursuant to the DC plan.

As of the date of this SAI, the Trustees and Officers, as a group, owned less than 1% of each Fund's outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2012. With respect to PowerShares S&P Emerging Markets High Beta Portfolio and PowerShares S&P International Developed High Beta Portfolio, no person (other than the Adviser) owns of record or is known by the Fund to own beneficially, 5% or more of each Fund's outstanding Shares as of February 11, 2012.

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.20%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.31%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	51.45%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.25%

POWERSHARES BUILD AMERICA BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.16%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.36%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.75%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.36%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.56%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.72%

68

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.75%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.01%

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.39%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.57%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.54%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.78%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.60%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.76%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.95%

POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.71%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.60%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.01%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.58%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	16.97%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	9.29%

69

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	6.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.42%

POWERSHARES CONVERTIBLE SECURITIES PORTFOLIO

Name & Address	% Owned
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	49.51%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.69%

POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.51%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	21.85%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.81%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.80%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 1057	6.47%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.51%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	13.92%

POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.78%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.27%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.89%

70

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.53%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 1057	7.29%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.29%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.79%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.61%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.60%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.22%
LPL Financial Corporation One Beacon Street Boston, MA 02108	5.50%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.02%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	5.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.74%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.88%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	5.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.93%

71

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.10%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.01%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.60%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.50%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.46%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.34%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.40%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.62%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.65%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.84%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.63%
The Bank of New York Mellon One Wall Street New York, NY 10286	21.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.11%

72

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.65%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.82%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.56%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.81%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.53%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.16%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	31.81%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.00%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.28%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.78%

POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE BOND PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.02%
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	7.64%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	8.34%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.47%

73

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.26%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.91%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.33%

POWERSHARES FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	15.12%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	44.32%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.12%
Wedbush Securities, Inc 1000 Wilshire Blvd. Los Angeles, CA 90017	7.70%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	19.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.80%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.67%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.10%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.09%

74

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.56%
The Bank of New York Mellon One Wall Street New York, NY 10286	5.11%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	15.82%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.36%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.55%

POWERSHARES GLOBAL COAL PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.91%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.58%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	18.13%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.33%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.93%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	16.41%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.13%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.47%

75

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	17.29%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.41%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.68%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%

POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.58%
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	5.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.28%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.80%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.18%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.86%

POWERSHARES GLOBAL STEEL PORTFOLIO

Name & Address	% Owned
Edward D. Jones & Co. 12555 Manchester Rd Saint Louis, MO 63131	7.00%
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	12.27%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	36.86%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.26%

76

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.96%
Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	10.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.30%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.15%

POWERSHARES GLOBAL WIND ENERGY PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.44%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.81%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.15%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	10.52%

POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.98%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.16%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.99%

77

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.49%
LPL Financial Corporation One Beacon Street Boston, MA 02108	8.01%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.55%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	9.36%

POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	8.50%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.78%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.33%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.54%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.48%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.99%

POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.34%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.66%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	23.26%

78

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.38%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.77%

POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.15%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.68%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.00%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.82%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.63%
Sterne, Agee & Leach, Inc. 800 Shades Creek Parkway Birmingham, AL 35209	6.51%
The Bank of New York Mellon One Wall Street New York, NY 10286	7.23%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	11.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.28%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	25.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.59%

79

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.74%

POWERSHARES KBW BANK PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	16.09%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.41%
The Bank of New York Mellon One Wall Street New York, NY 10286	6.58%
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	57.02%

POWERSHARES KBW CAPITAL MARKETS PORTFOLIO

Name & Address	% Owned
CIBC World Markets Inc. /CDS 161 Bay St. Toronto, Ontario M5J 2S8	16.96%
Wedbush Securities, Inc 1000 Wilshire Blvd. Los Angeles, CA 90017	15.99%
Commerz Markets LLC 2 World Financial Center New York, NY 10281	24.56%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	40.00%

POWERSHARES KBW HIGH DIVIDEND YIELD FINANCIAL PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.40%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.05%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.27%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.11%

80

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.58%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.10%

POWERSHARES KBW INSURANCE PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	60.46%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.60%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	29.07%

POWERSHARES KBW INTERNATIONAL FINANCIAL PORTFOLIO

Name & Address	% Owned
Bank of New York Mellon, The/Natixis Securities North America Inc. 9 W 57th Street New York, NY 10019	62.67%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	26.57%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO

Name & Address	% Owned
Knight Execution & Clearing Services LLC 545 Washington Boulevard Jersey City, NJ 07310	12.76%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	23.30%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.92%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.40%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.78%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.91%

81

POWERSHARES KBW PROPERTY & CASUALTY INSURANCE PORTFOLIO

Name & Address	% Owned
Bank of New York Mellon, The/Natixis Securities North America Inc. 9 W 57th Street New York, NY 10019	60.67%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	29.58%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	25.00%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	60.43%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.50%

POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.44%
Citibank, N.A. 333 W. 34th Street New York, NY 10001	24.23%
Wells Fargo Bank, National Association 420 Montgomery St. San Francisco, CA 94163	5.19%
Bank of New York Mellon, The, The—Mid Cap SPDRs (The) One Wall Street New York, NY 10286	5.13%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.72%

POWERSHARES PREFERRED PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.22%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.00%

82

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.69%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	21.54%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.06%

POWERSHARES RIVERFRONT TACTICAL BALANCED GROWTH PORTFOLIO

Name & Address	% Owned
Morgan Keegan 50 North Front Street Memphis, TN 38103	8.06%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.71%
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.47%
Clearview Correspondent Services, LLC 8006 Discovery Drive Richmond, VA 23229	7.06%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.09%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.61%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.68%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.91%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	11.46%

POWERSHARES RIVERFRONT TACTICAL GROWTH & INCOME PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.55%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.69%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	17.15%

83

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.37%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.34%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.70%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.61%

POWERSHARES S&P 500® HIGH BETA PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	15.52%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	17.95%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	22.36%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.85%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	13.37%

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.90%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.32%
Janney Montgomery Scott Inc. 1801 Market St. Philadelphia, PA 19103	8.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.32%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.06%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.74%

84

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.08%
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	6.04%

POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	14.37%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	23.01%
Stifel, Nicolaus & Company Incorporated 501 N. Broadway St. Louis, MO 63102	9.80%
Knight Execution & Clearing Services LLC 545 Washington Boulevard Jersey City, NJ 07310	26.23%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.34%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.07%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH QUALITY PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.35%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	19.22%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.66%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.09%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.35%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.82%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.84%

85

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.33%
Scotia Capital 40 King Street West Toronto, Ontario M5W 2X6	5.42%

POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Stifel, Nicolaus & Company Incorporated 501 N. Broadway St. Louis, MO 63102	9.90%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.07%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	61.63%

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.55%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	68.90%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	28.67%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	5.07%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.41%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.38%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.03%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.59%

86

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.51%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.22%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.12%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.59%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.14%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	83.54%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	49.79%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.87%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.88%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	78.07%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.41%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	33.37%

87

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	32.67%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.40%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address	% Owned
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	29.39%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.40%
RBC Dominion Securities, Inc. /CDS 227 Front Street Toronto, Ontario M5V 2X4	22.44%
UBS Securities LLC 677 Washington Boulevard Stamford, CT 06901	23.64%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.05%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	79.46%

POWERSHARES SENIOR LOAN PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.95%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.08%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.32%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.18%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	7.20%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.79%

88

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.99%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.61%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.12%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.85%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.85%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	24.95%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.25%
Union Bank, N.A. 400 California St. San Francisco, CA 94104	8.36%

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For PowerShares Senior Loan Portfolio, the Adviser oversees the Sub-Adviser and delegates to the Sub-Adviser the duties of the investment and reinvestment of the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

89

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and Invesco Senior Secured Management, Inc. and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Adviser. The Sub-Adviser manages the investment and reinvestment of PowerShares Senior Loan Portfolio's assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds.

Mr. Hubbard receives management assistance from Joshua Betts with regard to PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio and PowerShares S&P International Developed Low Volatility Portfolio.

Mr. Hubbard receives management assistance from Brian McGreal with regard to PowerShares Convertible Securities Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio and PowerShares S&P International Developed Low Volatility Portfolio.

Mr. Hubbard receives management assistance from Philip Fang with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Jeffrey W. Kernagis with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares

90

Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Michael Jeanette with regard to PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

Mr. Hubbard receives management assistance from Brian Picken with regard to PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

As of October 31, 2011, in addition to 50 funds of the Trust, Mr. Hubbard managed 59 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $18.7 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

As of October 31, 2011, in addition to 17 funds of the Trust, Mr. Betts managed 16 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $5.2 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

As of October 31, 2011, in addition to 18 funds of the Trust, Mr. McGreal managed 7 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $4.0 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

As of October 31, 2011, in addition to 14 funds of the Trust, Mr. Fang managed 1 portfolio of other exchange-traded funds in the Fund Family with a total of approximately $7.0 billion in assets, 1 exchange-traded fund traded in Europe with approximately $65.9 billion in assets and no other accounts.

As of October 31, 2011, in addition to 15 funds of the Trust, Mr. Kernagis managed 2 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.4 billion in assets, 1 exchange-traded fund traded in Europe with approximately $65.9 billion in assets and no other accounts.

As of October 31, 2011, in addition to 19 funds of the Trust, Mr. Jeanette managed 54 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $8.9 billion in assets and no other accounts.

91

As of October 31, 2011, in addition to 19 funds of the Trust, Mr. Picken managed 54 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $8.9 billion in assets and no other accounts.

With respect to PowerShares Senior Loan Portfolio, the Sub-Adviser's portfolio managers, Scott Baskind and Gregory Stoeckle, are responsible for the day-to-day management of the Fund. The Adviser's portfolio managers oversee and monitor the Sub-Adviser's research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of PowerShares Senior Loan Portfolio. Mr. Hubbard receives oversight and monitoring assistance from Philip Fang and Jeffrey W. Kernagis. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of October 31, 2011, Mr. Baskind managed 1 registered investment company with a total of approximately $1.13 billion in assets, 2 other pooled investment vehicles with a total of approximately $1.09 billion in assets and 1 other account with a total of approximately $403.7 million in assets. One of the other pooled investment vehicles, with assets of approximately $252.9 million, and the one other account managed by Mr. Baskind, have advisory fees which are based on the performance of the respective accounts.

As of October 31, 2011, Mr. Stoeckle managed 5 registered investment companies with a total of approximately $4.69 billion in assets, 27 other pooled investment vehicles with a total of approximately $10.22 billion in assets and 4 other accounts with a total of approximately $1.49 billion in assets. Thirteen of the other pooled investment vehicles, with assets of approximately $4.92 billion, and one of the other accounts, with assets of approximately $403.7 million, managed by Mr. Stoeckle, have advisory fees which are based on the performance of the respective accounts.

Because the portfolio managers of the Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from PowerShares Senior Loan Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over PowerShares Senior Loan Portfolio. In addition, a conflict of interest could exist to the extent that the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which PowerShares Senior Loan Portfolio invests, the Sub-Adviser could be seen as harming the performance of PowerShares Senior Loan Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Although the Funds that the Portfolio Managers, except Messrs. Hubbard and Kernagis manage may have different investment strategies, each has a portfolio objective of seeking returns that generally correspond to its Underlying Index. Each Fund that Messrs. Hubbard and Kernagis manage may have different investment strategies and each Fund, except for the Invesco Premium Income Fund, has a portfolio objective of seeking returns that generally correspond to its underlying index.The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure—Adviser. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will

92

review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser. With regard to the Portfolio Managers of the Sub-Adviser, the Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser's Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager's compensation consists of the following three elements:

The Sub-Adviser's Portfolio Managers are paid a base salary. In setting the base salary, the Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

The Sub-Adviser's Portfolio Managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Sub-Adviser's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

The Sub-Adviser's bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

As of October 31, 2011, Messrs. Hubbard, McGreal and Jeanette did not own any securities of the Funds.

As of October 31, 2011, the dollar range of securities beneficially owned by Mr. Betts in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Betts, as of October 31, 2011, in the Funds in which he owns Shares are shown below.

Joshua Betts
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Global Gold and Precious Metals Portfolio	X
PowerShares FTSE RAFI Emerging Markets Portfolio	X
PowerShares Emerging Markets Sovereign Debt	X
PowerShares CEF Income Composite Portfolio	X
X

93

As of October 31, 2011, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $50,001 to $100,000. The portfolio holdings of Mr. Fang, as of October 31, 2011, in the Funds in which he owns Shares are shown below.

Phil Fang
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio		X
PowerShares Global Agriculture Portfolio	X
PowerShares Emerging Markets Infrastructure Portfolio		X
PowerShares KBW High Dividend Yield Financial Portfolio	X
PowerShares KBW Premium Yield Equity REIT Portfolio		X

As of October 31, 2011, the dollar range of securities beneficially owned by Mr. Kernagis in the Funds was $100,001 to $500,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2011, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Preferred Portfolio		X
PowerShares VRDO Tax-Free Portfolio			X
PowerShares CEF Income Composite Portfolio		X
PowerShares International Corporate Bond Portfolio		X
PowerShares Emerging Markets Sovereign Debt Portfolio		X
PowerShares Global Water Portfolio	X
PowerShares FTSE RAFI Emerging Markets Portfolio		X

As of October 31, 2011, the dollar range of securities beneficially owned by Mr. Picken in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Picken, as of October 31, 2011, in the Funds in which he owns securities are shown below.

Brian Picken
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares RiverFront Tactical Growth & Income Portfolio	X
PowerShares CEF Income Composite Portfolio	X
PowerShares Senior Loan Portfolio	X
PowerShares Emerging Markets Sovereign Debt Portfolio	X
PowerShares Preferred Portfolio	X
PowerShares International Corporate Bond Portfolio	X
PowerShares Global Gold and Precious Metals Portfolio	X
PowerShares FTSE RAFI Emerging Markets Portfolio	X
PowerShares Emerging Markets Infrastructure Portfolio	X
PowerShares Insured National Municipal Bond Portfolio	X
PowerShares S&P 500® Low Volatility Portfolio	X

94

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including payments to the Sub-Adviser, set-up fees and commitment fees associated with any line of credit, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including, for PowerShares CEF Income Composite Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio, acquired fund fees and expenses). For the Adviser's services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Advisory Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.35	%(1)
PowerShares CEF Income Composite Portfolio	0.50%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares Convertible Securities Portfolio	0.35%
PowerShares DWA Developed Markets Technical Leaders Portfolio	0.80%
PowerShares DWA Emerging Markets Technical Leaders Portfolio	0.90%
PowerShares Emerging Markets Infrastructure Portfolio	0.75%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75%
PowerShares FTSE RAFI Emerging Markets Portfolio	0.85%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Agriculture Portfolio	0.75%
PowerShares Global Clean Energy Portfolio	0.75%
PowerShares Global Coal Portfolio	0.75%
PowerShares Global Gold and Precious Metals Portfolio	0.75%
PowerShares Global Nuclear Energy Portfolio	0.75%
PowerShares Global Steel Portfolio	0.75%
PowerShares Global Water Portfolio	0.75%
PowerShares Global Wind Energy Portfolio	0.75%
PowerShares Ibbotson Alternative Completion Portfolio	0.25%
PowerShares Insured California Municipal Bond Portfolio	0.35	%(1)
PowerShares Insured National Municipal Bond Portfolio	0.35	%(1)
PowerShares Insured New York Municipal Bond Portfolio	0.35	%(1)
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares KBW Bank Portfolio	0.35	%(2)
PowerShares KBW Capital Markets Portfolio	0.35	%(2)
PowerShares KBW High Dividend Yield Financial Portfolio	0.35%
PowerShares KBW Insurance Portfolio	0.35	%(2)
PowerShares KBW International Financial Portfolio	0.40%
PowerShares KBW Premium Yield Equity REIT Portfolio	0.35%
PowerShares KBW Property & Casualty Insurance Portfolio	0.35%
PowerShares KBW Regional Banking Portfolio	0.35	%(2)

95

Fund	Advisory Fee
PowerShares MENA Frontier Countries Portfolio	0.95	%(2)
PowerShares Preferred Portfolio	0.50%
PowerShares RiverFront Tactical Balanced Growth Portfolio	0.25%
PowerShares RiverFront Tactical Growth & Income Portfolio	0.25%
PowerShares S&P 500® High Beta Portfolio	0.25%
PowerShares S&P 500® Low Volatility Portfolio	0.25%
PowerShares S&P Emerging Markets High Beta Portfolio	0.45	%(4)
PowerShares S&P Emerging Markets Low Volatility Portfolio	0.45	%(4)
PowerShares S&P International Developed High Beta Portfolio	0.35	%(5)
PowerShares S&P International Developed High Quality Portfolio	0.75%
PowerShares S&P International Developed Low Volatility Portfolio	0.35	%(5)
PowerShares S&P SmallCap Consumer Discretionary Portfolio	0.29%
PowerShares S&P SmallCap Consumer Staples Portfolio	0.29%
PowerShares S&P SmallCap Energy Portfolio	0.29%
PowerShares S&P SmallCap Financials Portfolio	0.29%
PowerShares S&P SmallCap Health Care Portfolio	0.29%
PowerShares S&P SmallCap Industrials Portfolio	0.29%
PowerShares S&P SmallCap Information Technology Portfolio	0.29%
PowerShares S&P SmallCap Materials Portfolio	0.29%
PowerShares S&P SmallCap Utilities Portfolio	0.29%
PowerShares Senior Loan Portfolio	0.75	%(6)
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

(1)  The Adviser has agreed to waive 0.07% of its unitary management fee through April 20, 2013 for its investment advisory services to the Fund. After giving effect to such waiver, the net unitary management fee will be 0.28%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

(2)  From November 1, 2011 until February 1, 2013, the Adviser waived 100% of its management fee for the Fund.

(3)  The Adviser has agreed to waive 0.25% of its unitary management fee through April 20, 2013 for its investment advisory services to the Fund. After giving effect to such voluntary waiver, the net unitary management fee will be 0.70%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

(4)  The Adviser has agreed to waive 0.16% of its unitary management fee through April 20, 2013 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

(5)  The Adviser has agreed to waive 0.10% of its unitary management fee through April 20, 2013 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

(6)  The Adviser has agreed to waive 0.10% of its unitary management fee through April 20, 2013 for its investment advisory services to the Fund. After giving effect to such voluntary waiver, the net unitary management fee will be 0.65% for PowerShares Senior Loan Portfolio. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

96

Set forth in the chart below are the aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for each Fund's fiscal years ended October 31, 2009, 2010 and 2011, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below. As of October 31, 2011, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio had not yet commenced investment operations and therefore did not pay advisory fees for the periods set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2011	October 31, 2010	October 31, 2009	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	$669,997	$190,176	$196,408	N/A	N/A	N/A	10/11/2007
PowerShares Build America Bond Portfolio	$2,249,746	$979,641	N/A	$449,949	$195,928	N/A	11/16/2009
PowerShares CEF Income Composite Portfolio	$1,068,973	N/A	N/A	N/A	N/A	N/A	02/16/2010
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$1,624	N/A	N/A	N/A	N/A	N/A	09/22/2011
PowerShares Convertible Securities Portfolio	$14,081	N/A	N/A	N/A	N/A	N/A	05/23/2011
PowerShares DWA Developed Markets Technical Leaders Portfolio	$946,793	$284,057	$169,271	N/A	N/A	N/A	12/27/2007
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$2,680,542	$735,172	$156,881	N/A	N/A	N/A	12/27/2007
PowerShares Emerging Markets Infrastructure Portfolio	$1,442,457	$1,003,942	$248,286	N/A	N/A	N/A	10/15/2008
PowerShares Emerging Markets Sovereign Debt Portfolio	$5,250,369	$3,045,533	$872,812	N/A	N/A	N/A	10/11/2007
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$529,733	$324,540	$161,648	N/A	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$1,880,395	$1,139,858	$729,122	N/A	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$599,521	$314,777	$130,134	N/A	N/A	N/A	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$4,324,583	$2,600,326	$893,683	N/A	N/A	N/A	09/27/2007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$2,350,858	$1,132,515	$449,232	N/A	N/A	N/A	11/13/2007
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$948	N/A	N/A	N/A	N/A	N/A	09/12/2011
PowerShares Global Agriculture Portfolio	$871,230	$402,533	$102,151	N/A	N/A	N/A	09/16/2008
PowerShares Global Clean Energy Portfolio	$1,219,295	$1,315,869	$1,085,529	N/A	N/A	N/A	06/13/2007
PowerShares Global Coal Portfolio	$235,907	$112,018	$40,136	N/A	N/A	N/A	09/16/2008

97

	Advisory Fees Paid for the		Advisory Fees Waived for the	Fiscal Year Ended		Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2011	October 31, 2010	October 31, 2009	Date of Commencement of Investment Operations
PowerShares Global Gold and Precious Metals Portfolio	$468,016	$324,866	$97,115	N/A	N/A	N/A	09/16/2008
PowerShares Global Nuclear Energy Portfolio	$217,570	$267,861	$218,261	N/A	N/A	N/A	04/01/2008
PowerShares Global Steel Portfolio	$49,250	$71,094	$13,949	N/A	N/A	N/A	09/16/2008
PowerShares Global Water Portfolio	$2,535,007	$3,374,395	$1,543,687	N/A	N/A	N/A	06/13/2007
PowerShares Global Wind Energy Portfolio	$180,973	$259,155	$235,566	N/A	N/A	N/A	06/27/2008
PowerShares Ibbotson Alternative Completion Portfolio	$22,942	$26,267	$20,650	N/A	N/A	N/A	05/16/2008
PowerShares Insured California Municipal Bond Portfolio	$131,155	$133,629	$85,583	$26,231	$26,726	$17,117	10/11/2007
PowerShares Insured National Municipal Bond Portfolio	$1,788,594	$1,881,712	$1,053,914	$357,719	$376,343	$210,783	10/11/2007
PowerShares Insured New York Municipal Bond Portfolio	$131,996	$133,078	$98,503	$26,399	$26,615	$19,701	10/11/2007
PowerShares International Corporate Bond Portfolio	$257,162	$16,113	N/A	N/A	N/A	N/A	06/01/2010
PowerShares KBW Bank Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	10/24/2011
PowerShares KBW Capital Markets Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	10/24/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$41,079	N/A	N/A	N/A	N/A	N/A	11/30/2010
PowerShares KBW Insurance Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	10/24/2011
PowerShares KBW International Financial Portfolio	$9,606	N/A	N/A	N/A	N/A	N/A	11/30/2010
PowerShares KBW Premium Yield Equity REIT Portfolio	$16,772	N/A	N/A	N/A	N/A	N/A	11/30/2010
PowerShares KBW Property & Casualty Insurance Portfolio	$10,273	N/A	N/A	N/A	N/A	N/A	11/30/2010
PowerShares KBW Regional Banking Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	10/24/2011
PowerShares MENA Frontier Countries Portfolio	$216,930	$148,366	$135,929	57,087	$39,044	$35,771	07/07/2008
PowerShares Preferred Portfolio	$6,935,189	$5,090,810	$2,182,329	N/A	N/A	N/A	01/28/2008
PowerShares RiverFront Tactical Balanced Growth Portfolio	$57,784	$26,178	$21,333	N/A	N/A	N/A	05/16/2008
PowerShares RiverFront Tactical Growth & Income Portfolio	$50,975	$31,939	$23,595	N/A	N/A	N/A	05/16/2008
PowerShares S&P 500® High Beta Portfolio	$9,268	N/A	N/A	N/A	N/A	N/A	05/02/2011
PowerShares S&P 500® Low Volatility Portfolio	$200,295	N/A	N/A	N/A	N/A	N/A	05/02/2011

98

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2011	October 31, 2010	October 31, 2009	Date of Commencement of Investment Operations
PowerShares S&P Emerging Markets High Beta Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	02/06/2012
PowerShares S&P Emerging Markets Low Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	01/10/2012
PowerShares S&P International Developed High Beta Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	02/06/2012
PowerShares S&P International Developed High Quality Portfolio	$213,194	$308,208	$350,131	N/A	N/A	N/A	06/13/2007
PowerShares S&P International Developed Low Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	01/10/2012
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$134,102	$22,940	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$34,202	$7,197	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$255,869	$9,544	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$170,264	$32,347	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$324,166	$45,016	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$89,690	$16,162	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$244,940	$19,641	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Materials Portfolio	$11,520	$4,604	N/A	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$127,690	$23,546	N/A	N/A	N/A	N/A	04/05/2010
PowerShares Senior Loan Portfolio	$711,755	N/A	N/A	$94,901	N/A	N/A	03/01/2011
PowerShares VRDO Tax-Free Weekly Portfolio	$1,199,782	$2,204,003	$1,235,531	N/A	N/A	N/A	11/14/2007

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund (except PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio), the Investment Advisory Agreement continues in effect until April 20, 2013 and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. For PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio and PowerShares KBW Insurance Portfolio, Investment Advisory Agreement continues in effect until April 20, 2013 and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that

99

Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Sub-Advisory Agreement. The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to PowerShares Senior Loan Portfolio (the "Sub-Advisory Agreement") pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•  Invesco Senior Secured;

•  Invesco Advisers, Inc. ("Invesco Advisers");

•  Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

•  Invesco Asset Management Limited ("Invesco Asset Management");

•  Invesco Asset Management (Japan) Limited ("Invesco Japan");

•  Invesco Australia Limited ("Invesco Australia");

•  Invesco Hong Kong Limited ("Invesco Hong Kong"); and

•  Invesco Canada Ltd. ("Invesco Canada").

Invesco Senior Secured currently serves as PowerShares Senior Loan Portfolio's Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser and sub-advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by PowerShares Senior Loan Portfolio in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the sub-adviser(s), by the Adviser on 60 days' written notice to the sub-adviser(s) or by a sub-adviser on 60 days' written notice to the Adviser and the Trust.

For the services rendered by the Sub-Adviser under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser's monthly compensation with respect to the assets of PowerShares Senior Loan Portfolio for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the compensation received by the Adviser with respect to the sub-advised assets per year.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal

100

and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. Pursuant to the Administrative Services Agreement, the Administrator receives fees for providing fund accounting and administration services. The Administrative Services Agreement provides that the highest fee payable to BNYM, calculated on a per fund basis, is equal to (1) an annual fee of 0.05% of a fund's average daily net assets or (2) a minimum annual fee of up to $115,000. Effective June 1, 2009, a fee reduction of approximately $1.2 million per year over a five-year period will be applied to all domestic Invesco accounts, including the Trust and the other trusts in the Fund Family that BNYM services. The fees are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes the Funds' Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Securities Lending Agents. Brown Brothers Harriman & Co. ("BBH") acts as the securities lending agent for PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares S&P SmallCap Consumer Staples Portfolio, and Citibank N.A. ("Citi") acts as the securities lending agent for PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio. In their capacity as securities lending agents, each of BBH and Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of each Fund engaged in securities lending and invests the cash collateral in accordance with the Adviser's instructions. The securities lending agents will receive fees from each of the respective Funds they serve, and such fees will be calculated on, and deducted from, that Fund's securities lending revenues.

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined

101

in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations—All Funds" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

Index Providers. No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index
PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citigroup Custom Dim Sum (Offshore CNY) Bond Index
PowerShares Convertible Securities Portfolio	The BofA Merrill Lynch All U.S. Convertibles IndexSM
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex US Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index
PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Investment Grade Bond Index
PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agricultural IndexSM
PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
PowerShares Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM
PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
PowerShares Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM
PowerShares Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM
PowerShares Global Water Portfolio	NASDAQ OMX Global Water IndexTM
PowerShares Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy IndexSM
PowerShares Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM*
PowerShares Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

102

Fund	Underlying Index
PowerShares Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index
PowerShares Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index
PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index®
PowerShares KBW Bank Portfolio	KBW Bank Index**
PowerShares KBW Capital Markets Portfolio	KBW Capital Markets Index**
PowerShares KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index**
PowerShares KBW Insurance Portfolio	KBW Insurance Index**
PowerShares KBW International Financial Portfolio	KBW Global ex-U.S. Financial Sector Index**
PowerShares KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index**
PowerShares KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index**
PowerShares KBW Regional Banking Portfolio	KBW Regional Banking Index**
PowerShares MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM
PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index
PowerShares RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM***
PowerShares RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM***
PowerShares S&P 500® High Beta Portfolio	S&P 500® High Beta Index****
PowerShares S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index****
PowerShares S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index****
PowerShares S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility Index****
PowerShares S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index****
PowerShares S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index****
PowerShares S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility Index****
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index****
PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index****
PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index****
PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index****
PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped HealthCare Index****
PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index****
PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index****
PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index****
PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecom Services Index®****
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index****
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

103

*  Ibbotson is the Index Provider for the Fund's Underlying Index. Ibbotson Alternative Completion Index is a trademark of Ibbotson and has been licensed for use for certain purposes to the Adviser.

**  Keefe, Bruyette & Woods ("KBW") is the Index Provider for the Fund's Underlying Index. "Keefe, Bruyette & Woods," "Keefe, Bruyette & Woods, Inc.," "KBW Premium Yield Equity REIT Index," "KBW Financial Sector Dividend Yield Index," "KBW Global ex-U.S. Financial Sector Index," "KBW Property & Casualty Index," "KBW Bank Index," "KBW Regional Banking Index," "KBW Capital Markets Index," "KBW Insurance Index" and "KBW" are trademarks of KBW and have been licensed for use by the Adviser.

***  RiverFront is the Index Provider for the Fund's Underlying Index. The RiverFront Global Tactical Balanced Growth Index and RiverFront Global Tactical Balanced Growth & Income Index are trademarks of RiverFront and each index has been licensed for use for certain purposes to the Adviser.

****  Standard & Poor's Financial Services LLC ("Standard & Poor's") is the Index Provider for the Fund's Underlying Index. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's and have been licensed for use by the Adviser.

Additional information about each Fund's Underlying Index methodology is set forth below.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a "top" category by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. The Index Provider rebalances the Underlying Index monthly, with individual bonds weighted by market value.

The BofA Merrill Lynch All U.S. Convertibles IndexSM

The Underlying Index tracks the performance of U.S. dollar-denominated convertible securities sold into the U.S. market and publicly traded in the United States (including the OTC market). Securities must have an aggregate market value at issuance greater than or equal to $50 million. In addition, qualifying securities must be issued by companies with a significant footprint in the United States (as measured by revenues), denominated in U.S. dollars, not currently in bankruptcy (Chapter 11 issuers removed on filing date), and convertible into U.S. dollar-denominated common stock, American Depositary Receipts ("ADRs") or cash (i.e., an amount of cash linked to a specific number of shares of common stock).

Underlying Index constituents are market value-weighted based on the convertible securities prices and outstanding shares. The Underlying Index is rebalanced daily. New issues are added on issue date, while redeemed issues are removed on the last conversion day if a forced conversion, and on redemption day if a cash call. Issues depreciated below $40 million in market value are removed at quarter end, while previously removed issues that appreciated over $50 million in market value are added back at quarter end.

The BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 million.

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market.

104

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index is comprised of preferred securities that meet the following criteria: are issued in the U.S. domestic market as a public security or through a Rule 144A filing with a current amount outstanding of at least $100 million; issued in $25, $50 or $100 par or liquidation preference increments; U.S. dollar-denominated; fixed dividend or coupon schedule; rated investment grade based on an average of Moody's, S&P and Fitch; issuer domiciled in the United States or a foreign country, provided the issuer's country of risk has an investment grade foreign currency long-term sovereign debt rating based on an average of Moody's, S&P and Fitch; includes preference shares (perpetual preferred securities), ADS, American Depository Receipts ("ADRs"), fixed-to-floating rate securities that are callable prior to the floating rate period, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction-eligible and non-dividend received deduction-eligible preferred stock, and senior debt; and excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities and credit default swaps.

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade, insured, tax-exempt debt publicly issued by a U.S. state, or its political subdivisions, included in the U.S. domestic market.

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or Puerto Rico, or their political subdivisions, included in the U.S. domestic market.

Citigroup Custom Dim Sum (Offshore CNY) Bond Index

The Index measures the performance of Chinese Yuan-denominated bonds issued and settled outside mainland China. The Index includes offshore Chinese Yuan-denominated bonds issued by governments, agencies, supranationals, and credit securities, excluding synthetics, retails and CDs with fixed rate coupons (excluding zeros), with a minimum maturity of one year and a minimum size outstanding of 1 billion Yuan. The Underlying Index is managed by Citigroup Index LLC.

DB Emerging Market USD Liquid Balance Index

The DB Emerging Market USD Liquid Balanced Index is constructed by first establishing a list of eligible countries, which is done on an annual basis by the index provider based on ratings, size, liquidity and other considerations. The resulting Underlying Index membership consists of zero to three bonds from each eligible emerging market country.

Dorsey Wright® Developed Markets Technical Leaders Index

The Dorsey Wright® Developed Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have developed economies. Approximately 1,000 securities listed on non-U.S. exchanges from developed economies are ranked using a proprietary relative strength methodology.

Dorsey Wright® Emerging Markets Technical Leaders Index

The Dorsey Wright® Emerging Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have emerging economies. Approximately 1,000 securities in emerging economies are ranked using a proprietary relative strength methodology.

105

FTSE RAFI Developed Asia Pacific ex Japan Index

Component securities for the FTSE RAFI Developed Asia Pacific ex Japan Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

FTSE RAFI Developed ex U.S. Index

Component securities for the FTSE RAFI Developed ex U.S. Index are selected from among the companies with the highest-ranking Fundamental Value within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes.

FTSE RAFI Developed ex U.S. Mid Small 1500 Index

Component securities for the FTSE RAFI Developed ex US Mid Small 1500 Index are selected from among the small and medium capitalization companies with the largest Fundamental Value.

FTSE RAFI Emerging Markets Index

Component securities for the FTSE RAFI Emerging Index are selected from among companies domiciled in emerging market countries with the largest Fundamental Value.

Ibbotson Alternative Completion IndexTM

The Ibbotson Alternative Completion IndexTM seeks to track the investment performance of a group of asset classes and investment strategies that the index provider expects to have a low correlation to, or different performance characteristics than, traditional asset classes, through investment in ETFs, ETNs and equity and fixed income securities.

KBW Bank Index

The KBW Bank Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the bank industry publicly listed within the United States and traded in U.S. dollars.

KBW Capital Markets Index

The KBW Capital Markets Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the U.S. capital markets publicly listed within the United States and traded in U.S. dollars.

KBW Financial Sector Dividend Yield Index

The KBW Financial Sector Dividend Yield Index is calculated using a dividend yield weighted methodology that seeks to reflect the performance of approximately 24 to 40 publicly listed financial companies that are principally engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States. The Underlying Index may also include securities of BDCs and equity and mortgage REITs. The securities comprising the Underlying Index are selected based on their ability to pay dividends.

KBW Global ex-U.S. Financial Sector Index

The KBW Global ex-U.S. Financial Sector Index is a modified capitalization weighted index of about 60 of the largest (as defined by their float adjusted market capitalization) global ex-U.S. companies in the financial sector publicly listed within the United States through an ADR and traded in U.S. dollars.

KBW Insurance Index

The KBW Insurance Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the insurance industry publicly listed within the United States and traded in U.S. dollars.

106

KBW Premium Yield Equity REIT Index

The KBW Premium Yield Equity REIT Index is calculated using a dividend yield weighted methodology. The securities comprising the Underlying Index are selected based on their ability to pay income. KBW uses the Adjusted Free Flow from Operations (AFFO) to derive the dividend payout ratios and arrive at the universe of the approximately 24 to 40 best paying small- and mid-cap equity REITs.

KBW Property & Casualty Index

The KBW Property & Casualty Index is a modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the property and casualty insurance industry publicly listed within the United States and traded in U.S. dollars.

KBW Regional Banking Index

The KBW Regional Banking Index is an equal-weighted float-adjusted market capitalization weighted index based on the 50 mid-cap banking companies publicly listed within the United States and traded in U.S. dollars.

NASDAQ OMX Clean Edge® Global Wind Energy IndexSM

Securities included in the NASDAQ OMX Clean Edge® Global Wind Energy Index must be listed on a recognized global stock exchange and engaged in the wind energy industry. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $100 million, a minimum three-month average daily trading volume of $400,000 and a minimum free float of 20% prior to inclusion in the Underlying Index.

NASDAQ OMX Global Agriculture IndexSM

Securities included in the NASDAQ OMX Global Agriculture IndexSM must be listed on a recognized global stock exchange and classified as agriculture by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Coal IndexSM

Securities included in the NASDAQ OMX Global Coal IndexSM must be listed on a recognized global stock exchange and classified as involved in the exploration for, mining of, and other related activities for coal by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Gold and Precious Metals IndexSM

Securities included in the Underlying Index for the NASDAQ OMX Global Gold and Precious Metals IndexSM must be listed on a recognized global stock exchange and classified as involved in gold and other precious metals mining industries by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Steel IndexSM

Securities included in the NASDAQ OMX Global Steel IndexSM must be listed on a recognized global stock exchange and classified as involved in the manufacturing and storage of iron and steel products by the Index

107

Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Water IndexTM

The NASDAQ OMX Global Water Index is designed to track the performance of securities worldwide that are creating products that conserve and purify water for homes, businesses and industries. The Index is weighted to enhance the underlying liquidity and increase the tradability of the index components. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks, which is included in the next section.

NASDAQ OMX Middle East North Africa IndexSM

Securities included in the NASDAQ OMX Middle East North Africa IndexSM must be listed on a recognized exchange, must have a minimum world market capitalization of $200 million, a minimum three-month average daily value traded of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. Each company must be domiciled in a Middle East or North Africa frontier country. The Index Provider then sorts all securities in the universe in descending order of their float-adjusted market capitalization within each country and selects the ten largest securities by float-adjusted market capitalization in each country.

RAFI® High Yield Bond Index

The RAFI® High Yield Bond Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the Underlying Index.

RAFI® Investment Grade Bond Index

The Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on a major U.S. stock exchange. Only securities rated BBB/Baa or higher by both Moody's and S&P which have greater than one year to maturity qualify for inclusion in the Underlying Index. The Underlying Index is rebalanced at the end of every month and weighted annually on March 31 according to a composite Research Affiliates Fundamental Index® ("RAFI") weight that is calculated for each eligible company. Composite RAFI weights are comprised of individual RAFI weights calculated for each company for each of the following four factors: book value of assets, gross sales, gross dividends and cash flow. Each company thereby receives a composite RAFI weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. Companies that receive a negative composite weight are removed. All issues in the Underlying Index must have a minimum of one-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt's maturity, are allowed.

The Underlying Index is divided into two distinct maturity cells: 1-5 years and 5-10 years. The largest issue per maturity cell per issuer is selected. If there is more than one issue with the same amount outstanding, then the most recent issue is selected. As a result, the Underlying Index will have up to two bonds per issuer selected.

RiverFront Global Tactical Balanced Growth & Income IndexTM

The RiverFront Global Tactical Balanced Growth & Income IndexTM is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. The Underlying Index will normally be invested in 50% equities and 50% fixed income; however, the index provider will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued.

108

RiverFront Global Tactical Balanced Growth IndexTM

The RiverFront Global Tactical Balanced Growth IndexTM is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. Underlying ETFs within the Underlying Index are selected based on a number of criteria including, but not limited to, asset class, sector concentration, correlation, market capitalization and expense ratio. The Underlying Index will typically hold between 20 and 40 ETFs, as well as ETNs and equity and fixed income securities, at any given time and will rebalance monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes.

Ryan/Mergent 1-30 Year Treasury Laddered Index

The Ryan/Mergent 1-30 Year Treasury Laddered Index is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted.

S&P 500® High Beta Index

The S&P 500® High Beta Index is a subset of the S&P 500® Index. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P 500® Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P 500® High Beta Index. For the S&P 500® High Beta Index, the market is considered to be all of the stocks included in the S&P 500® Index. The weight of each stock in the S&P 500® High Beta Index is proportionate to its beta, rather than to its market capitalization, and Index constituents are rebalanced quarterly. Additions are made to the S&P 500® High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® High Beta Index simultaneously.

S&P 500® Low Volatility Index

The S&P 500® Low Volatility Index is a subset of the S&P 500® Index. Standard & Poor's measures the realized volatility of every stock in the S&P 500® Index over the trailing 12 months. The 100 stocks with the lowest volatility comprise the S&P 500® Low Volatility Index. Each stock in the S&P 500® Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights, and Index constituents are rebalanced quarterly. Additions are made to the S&P 500® Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® Low Volatility Index simultaneously.

S&P BMI Emerging Markets High Beta Index

The S&P BMI Emerging Markets High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile China, Colombia Czech Republic, Egypt, Hungary, India, Indonesia, South Korea, Malyasia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of an individual stock. Beta is the slope of the regression line of the security's trailing 252 trading day price changes versus the daily price changes of the S&P Emerging Plus LargeMidCap Index over the same period. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P BMI Emerging Markets High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI Emerging Markets High Beta Index. For the S&P BMI Emerging Markets High Beta Index, the market is considered to be all of the stocks included in the S&P Emerging Plus LargeMidCap Index. The weight of each stock in the S&P BMI Emerging Markets High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI Emerging Markets High Beta Index

109

only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMid Cap Index are removed from the S&P BMI Emerging Markets High Beta Index simultaneously.

S&P BMI Emerging Markets Low Volatility Index

The S&P BMI Emerging Markets Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Volatility is defined as the standard deviation of the security's daily price returns over the prior 252 trading days. Standard & Poor's measures the realized volatility of every stock in the S&P BMI Emerging Markets Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI Emerging Markets Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI Emerging Markets Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets Low Volatility Index simultaneously.

S&P BMI International Developed High Beta Index

The S&P BMI International Developed High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Sensitivity is measured by the beta of an individual stock. Beta is the slope of the regression line of the security's trailing 252 trading day price changes versus the daily price changes of the S&P Developed ex US and South Korea LargeMidCap Index over the same period. Standard & Poor's estimates the market sensitivity, or beta, of every stock in the S&P BMI International Developed High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI International Developed High Beta Index. For the S&P BMI International Developed High Beta Index, the market is considered to be all of the stocks included in the S&P Developed ex US and South Korea LargeMidCap Index. The weight of each stock in the S&P BMI International Developed High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI International Developed High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed High Beta Index simultaneously.

S&P International Developed High Quality Rankings Index

The S&P International Developed High Quality Rankings Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by the Index Provider as high quality stocks based on historical records of earnings and dividends. The Index is composed of securities with an adjusted markets capitalization of at least $500 million and that are domiciled in the following countries: Japan, United Kingdom, Canada, Australia, Spain, France, Hong Kong, Netherlands, South Korea, Luxembourg, Germany, Sweden, Denmark, Ireland, Belgium, Italy, Austria, Greece, Finland, Switzerland, Israel, New Zealand, Singapore, Norway and Portugal.

The Index Provider identifies high quality stocks using a proprietary computerized system (the "S&P Quality Rankings"). To be eligible for inclusion in the Index, a security must meet the following criteria: a float-adjusted market capitalization of at least $500 million; and a three-month average daily value traded of at least $1 million. All constituents that do not have an assigned S&P Quality Rank as of the rebalancing reference date are

110

removed from the universe of eligible securities. The Index Provider will rebalance the Index after the close of the third Friday and January and July of each year.

S&P BMI International Developed Low Volatility Index

The S&P BMI International Developed Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is measured as the standard deviation of a security's daily price returns over the prior 252 trading days. Standard & Poor's measures the realized volatility of every stock in the S&P BMI International Developed Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI International Developed Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor's makes additions to the S&P BMI International Developed Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed Low Volatility Index simultaneously.

S&P International Corporate Bond Index®

The S&P International Corporate Bond Index® is comprised of corporate bonds issued by non-U.S. issuers. For inclusion in the Underlying Index, each bond must meet a minimum threshold for the total outstanding value of such bonds. This threshold will vary with the currency in which the bond is denominated. Each Underlying Index constituent must be rated investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing.

S&P SmallCap 600 Capped Consumer Discretionary Index®

The S&P SmallCap 600 Capped Consumer Discretionary Index® is comprised of common stocks of small capitalization U.S. consumer discretionary companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P SmallCap 600 Capped Consumer Staples Index®

The S&P SmallCap 600 Capped Consumer Staples Index® is comprised of common stocks of small capitalization U.S. consumer staples companies that are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail.

S&P SmallCap 600 Capped Energy Index®

The S&P SmallCap 600 Capped Energy Index® is comprised of common stocks of small capitalization U.S. energy companies that are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P SmallCap 600 Capped Financials Index®

The S&P SmallCap 600 Capped Financials Index® is comprised of common stocks of small capitalization U.S. financial service companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

111

S&P SmallCap 600 Capped HealthCare Index®

The S&P SmallCap 600 Capped HealthCare Index® is comprised of common stocks of small capitalization U.S. healthcare companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

S&P SmallCap 600 Capped Industrials Index®

The S&P SmallCap 600 Capped Industrials Index® is comprised of common stocks of small capitalization U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

S&P SmallCap 600 Capped Information Technology Index®

The S&P SmallCap 600 Capped Information Technology Index® is comprised of common stocks of small capitalization U.S. information technology companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

S&P SmallCap 600 Capped Materials Index®

The S&P SmallCap 600 Capped Materials Index® is comprised of common stocks of small capitalization U.S. basic materials companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P SmallCap 600 Capped Utilities & Telecom Services Index®

The S&P SmallCap 600 Capped Utilities & Telecom Services Index® is comprised of common stocks of U.S. utility companies that are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services.

S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest senior loans based on market weightings, spreads and interest payments. S&P/LSTA U.S. Leveraged Loan 100 Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index ("LLI"), which covers over 910 facilities. All senior loans covered by the LLI universe are eligible for inclusion, but must (1) be senior secured first lien loans, (2) have a minimum initial term of one year, (3) have a minimum initial spread of 125 basis points over LIBOR, (4) be denominated in U.S. dollars and (5) have par amount outstanding of US$50 million or greater. At each weekly review, facilities that exceed 2% of the market capitalization weight of the LLI are reduced to 1.90%.

S-Network Composite Closed-End Fund IndexSM

The S-Network Composite Closed-End Fund IndexSM constituents are selected from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and in compliance with all applicable laws and regulations applicable to closed-end funds, (ii) have a stated investment objective of concentration in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a "last closing price", (iv) have a minimum capitalization value greater than $100 million, (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date and (vi) have a total expense ratio of less than 2% per annum as of its most recent filing date.

S-Network Emerging Infrastructure Builders IndexSM

Companies included in the S-Network Emerging Infrastructure Builders IndexSM are selected from a global universe of approximately 500 companies engaged in "primary" infrastructure development in emerging markets countries based on certain criteria. Emerging market countries are determined according to the Index Provider's

112

definition, which currently includes those countries identified in the World Bank Country Classification system as "Middle Income" countries.

WilderHill New Energy Global Innovation Index

Companies included in the WilderHill New Energy Global Innovation Index are selected from a global universe of wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells.

WNA Nuclear Energy IndexSM

The WNA Nuclear Energy IndexSM includes companies materially engaged in the nuclear energy industry and is divided into five segments: i) the reactors segment which represents 15% of the total weight of the Underlying Index, ii) the primary construction sector which represents 15% of the total weight of the Underlying Index, iii) the utilities sector, which represents 25% of the total weight of the Underlying Index, iv) the technology, equipment and services sector which represents 25% of the total weight of the Underlying Index and v) the fuels sector which represents 20% of the total weight of the Underlying Index.

Disclaimers. The Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index are compiled by Dorsey Wright. The S&P International Developed High Quality Rankings Index is compiled by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC. The FTSE RAFI Developed Asia Pacific ex Japan Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index and FTSE RAFI Emerging Index are compiled by FTSE and Research Affiliates ("RA"). The NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM are calculated and maintained by Standard & Poor's Custom Indices on behalf of NASDAQ OMX. The NASDAQ OMX Clean Edge® Global Wind Energy IndexSM, NASDAQ OMX Global Water Index and NASDAQ OMX Middle East North Africa IndexSM are calculated and maintained by NASDAQ OMX. The WilderHill New Energy Global Innovation Index is compiled by WilderHill New Energy Finance, LLC ("WilderHill"). The WNA Nuclear Energy IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of WNA Global Indexes, LLC.

Dorsey Wright is not affiliated with PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or with the Adviser. PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use their respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to the Fund and no separate fee. The Adviser has a licensing agreement with Dorsey Wright.

The only relationships that Dorsey Wright has with the Adviser of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio in connection with such Funds are that Dorsey Wright has licensed certain of their intellectual property assets, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio into consideration in the determination and calculation of the Underlying Indices. Dorsey Wright is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the asset value of PowerShares DWA Developed Markets Technical Leaders Portfolio and

113

PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE UNDERLYING INDICES. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR, THE TRUST OR OWNERS OF SHARES OF POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR FOR ANY OTHER USE. DORSEY WRIGHT EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE), RESULTING FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS)

114

RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by WNA Global Indexes, LLC and Dorsey Wright.

FTSE, RA and WilderHill are not affiliated with PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. The Adviser has a licensing agreement with FTSE, RA and WilderHill.

The only relationships that FTSE, RA or WilderHill has with the Adviser or Distributor of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio in connection with such Funds are that FTSE, RA, and WilderHill have licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices; and the Exchanges list the Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio pursuant to listing agreements with the Trust. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. FTSE, RA and WilderHill have no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio into consideration in the determination and calculation of the Underlying Indices. FTSE, RA and WilderHill are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio or in the determination or calculation of the asset value of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. FTSE, RA and WilderHill have no obligation or liability in connection with the administration, marketing or trading of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio.

FTSE, RA AND WILDERHILL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR THE UNDERLYING INDICES. FTSE, RA AND WILDERHILL MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF

115

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR FOR ANY OTHER USE. FTSE, RA AND WILDERHILL EXPRESSLY DISCLAIM ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE, RA OR WILDERHILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR THE UNDERLYING INDICES, EVEN IF FTSE, RA OR WILDERHILL ARE NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Network Global Indexes, LLCSM and S-Network Emerging Infrastructure Builders IndexSM, are service marks of S-Network Global Indexes, LLC and have been licensed for use by the Adviser ("Licensee"). PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC and S-Network Global Indexes, LLC makes no representation regarding the advisability of investing in such product.

PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC ("S-NET"). S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM that is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN, AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR

116

ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Global Water Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Global Water IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser ("Licensee") is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Global Water IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Global Water IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM and NASDAQ OMX Middle East North Africa IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Global Water IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy IndexSM and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM, AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM,

117

NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO PARTICULARLY OR THE ABILITY OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS THIRD PARTY LICENSOR'S ONLY RELATIONSHIP TO THE FUND, THE TRUST OR THE DISTRIBUTOR IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES

118

GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO.

PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by WNA Global Indexes, LLC. WNA Global Indexes, LLC makes no representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track the performance of the physical commodities market. WNA Global Indexes, LLC's only relationship to the Adviser is the licensing of certain service marks and trade names of WNA Global Indexes, LLC and of the WNA Nuclear Energy IndexSM that is determined, composed and calculated by WNA Global Indexes, LLC without regard to the Adviser or PowerShares Global Nuclear Energy Portfolio. WNA Global Indexes, LLC has no obligation to take the needs of the Adviser or the owners of PowerShares Global Nuclear Energy Portfolio into consideration in determining, composing or calculating the WNA Nuclear Energy IndexSM. WNA Global Indexes, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of PowerShares Global Nuclear Energy Portfolio to be issued or in determination or calculation of the equation by which PowerShares Global Nuclear Energy Portfolio is to be converted into cash. WNA Global Indexes, LLC has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track general stock market performance. S&P's and its third party licensor's only relationship to the Fund, the Trust or the Distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the WNA Nuclear Energy IndexSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of PowerShares Global Nuclear Energy Portfolio or the timing of the issuance or sale of PowerShares Global Nuclear Energy Portfolio or in the determination or calculation of the equation by which PowerShares Global Nuclear Energy Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

WNA GLOBAL INDEXES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN AND WNA GLOBAL INDEXES, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WNA GLOBAL INDEXES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Ryan/Mergent 1-30 Year Treasury Laddered Index is compiled by Mergent Inc.®, ALM Research Solutions, LLC and Ryan Holdings, LLC (collectively, "Ryan/Mergent"). The DB Emerging Market USD Liquid Balanced Index is a trademark of Deutsche Bank Securities Inc. ("DB"). RAFI® High Yield Bond Index is a trademark of Research Affiliates, LLC ("Research Affiliates") and has been licensed for use for certain purposes by the Adviser. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch National Insured Long-Term Core

119

Plus Municipal Securities Index, The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index and The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (collectively, the "Underlying Merrill Lynch Indexes"), are compiled by BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Bloomberg US Municipal AMT-Free Weekly VRDO Index is selected by Bloomberg Financial L.P. ("Bloomberg"). The S&P International Corporate Bond Index is selected by Standard & Poor's Financial Services LLC ("Standard & Poor's").

Ryan/Mergent is not affiliated with PowerShares 1-30 Laddered Treasury Portfolio or with the Adviser. PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with Ryan/Mergent. PowerShares 1-30 Laddered Treasury Portfolio reimburses the Adviser for the licensing fee payable to Ryan/Mergent.

The only relationship that Ryan/Mergent has with the Adviser or Distributor of PowerShares 1-30 Laddered Treasury Portfolio in connection with PowerShares 1-30 Laddered Treasury Portfolio is that Ryan/Mergent has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares 1-30 Laddered Treasury Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares 1-30 Laddered Treasury Portfolio into consideration in the determination and calculation of the Underlying Index. Ryan/Mergent is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or in the determination or calculation of the asset value of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation or liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio.

RYAN/MERGENT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO OR THE UNDERLYING INDEX. RYAN/MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. RYAN/MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RYAN/MERGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, THE UNDERLYING INDEX, EVEN IF RYAN/MERGENT IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DB is not affiliated with PowerShares Emerging Markets Sovereign Debt Portfolio or with the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with DB. PowerShares Emerging Markets Sovereign Debt Portfolio reimburses the Adviser for the licensing fee payable to DB.

The only relationship that DB has with the Adviser or Distributor of PowerShares Emerging Markets Sovereign Debt Portfolio in connection with PowerShares Emerging Markets Sovereign Debt Portfolio is that DB has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration in the determination and calculation

120

of the Underlying Index. DB is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination or calculation of the asset value of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR THE UNDERLYING INDEX. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, THE UNDERLYING INDEX, EVEN IF DB IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Research Affiliates has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, the Fundamental Index® methodology, a non-capitalization method for creating and weighting of an index of securities, (US Patent No. 7,620,577; 7,747,502; 7,778,905; 7,792,719 and 8,005,740 Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-00191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®" and/or "RAFI" and/or all other Research Affiliates trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates. "BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM," "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM," "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM," "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" (together, the "BofA Merrill Lynch Indexes") are reprinted with permission. © Copyright 2012 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. "BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM," "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM," "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM," "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM," "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" and "The BofA Merrill Lynch All U.S. Convertibles IndexSM" are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by the Adviser on behalf of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index makes any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the BofA Merrill Lynch Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Index, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to the Adviser, the Fund or the shareholders of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill

121

Lynch Indexes has any obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the BofA Merrill Lynch Index. None of BofA Merrill Lynch or any of its affiliates have the obligation to continue to provide the BofA Merrill Lynch Index to the Adviser beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Shares are to be redeemable in-kind or for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index has any obligation or liability in connection with the administration, marketing or trading of the Fund. BofA Merrill Lynch and its affiliates do not provide investment advice to the Adviser or the Fund and are not responsible for the performance of the Fund.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg does not: (i) approve, endorse, review or recommend the Adviser or PowerShares VRDO Tax-Free Weekly Portfolio, (ii) guarantee the correctness or completeness of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or other information furnished in connection with the Bloomberg US Municipal AMT-Free Weekly VRDO Index, (iii) warrant, expressly or impliedly, the results to be obtained by the Adviser, the Adviser's customers, owners of PowerShares VRDO Tax-Free Weekly Portfolio, or any other person or entity from the use of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or any data included therein. Bloomberg, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages arising out of any errors, inaccuracies, omissions or any other failure in connection with Bloomberg US Municipal AMT-Free Weekly VRDO Index or PowerShares VRDO Tax-Free Weekly Portfolio.

122

The Shares of the Funds, each a series of the Trust are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Underlying Indexes to track general stock market performance. KBW's only relationship to the Adviser is the licensing of certain trademarks and trade names of KBW and of the Underlying Indexes which are determined, composed and calculated by KBW without regard to the Adviser, the Trust, the Fund or the Shares. KBW has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Underlying Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Shares.

KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, THE FUNDS OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Ibbotson® is the index provider for the Ibbotson Alternative Completion IndexTM. There is no relationship between Ibbotson® and the Distributor, the Adviser or the Trust other than a license by Ibbotson® to the Adviser of certain Ibbotson® trademarks and trade names, and the Ibbotson Alternative Completion IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Ibbotson Alternative Completion IndexTM have been created and developed by Ibboston® without regard to the Distributor, the Adviser, the Trust, their businesses, the Funds and/or any prospective investor.

Ibbotson® makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Ibbotson's® only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Ibbotson® trademarks and trade names of Ibbotson® and its Underlying Index, which is composed by Ibbotson® without regard to the Distributor, the Adviser or the Trust.

RiverFront® is the index provider for the RiverFront Global Tactical Balanced Growth IndexTM and RiverFront Global Tactical Balanced Growth & Income IndexTM (together, the "RiverFront Indexes"). There is no relationship between RiverFront® and the Distributor, the Adviser or the Trust other than a license by RiverFront® to the Adviser of certain RiverFront® trademarks and trade names, and the RiverFront Indexes, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the RiverFront Indexes have been created and developed by RiverFront® without regard to the Distributor, the Adviser, the Trust, their businesses, the Funds and/or any prospective investor.

RiverFront® makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. RiverFront's® only relationship to the Distributor, the Adviser or the Trust is the licensing of certain RiverFront® trademarks and trade names of RiverFront® and its Underlying Index, which is composed by RiverFront® without regard to the Distributor, the Adviser or the Trust.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY,

123

EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Citigroup has with the Adviser or Distributor of PowerShares Chinese Yuan Dim Sum Bond Portfolio in connection with PowerShares Chinese Yuan Dim Sum Bond Portfolio is that Citigroup has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio into consideration in the determination and calculation of the Underlying Index. Citigroup is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio or in the determination or calculation of the asset value of PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup has no obligation or liability in connection with the administration, marketing or trading of PowerShares Chinese Yuan Dim Sum Bond Portfolio.

The PowerShares Chinese Yuan Dim Sum Bond Portfolio is not sponsored, endorsed, sold or promoted by Citigroup Index or Citigroup. Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Chinese Yuan Dim Sum Bond Portfolio particularly, or the ability of the Fund to track the price and yield performance of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index or its ability to track general bond market performance. Citigroup Index's only relationship to the Adviser is the licensing of certain information, data, trademarks and trade names of Citigroup. The Citigroup Custom Dim Sum (Offshore CNY) Bond Index is determined, composed and calculated by Citigroup Index without regard to the Adviser or PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup Index has no obligation to take the needs of the Adviser or the owners or prospective owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio into consideration in determining, composing or calculating the Citigroup Custom Dim Sum (Offshore CNY) Bond Index. Citigroup Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by PowerShares Chinese Yuan Dim Sum Bond Portfolio or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of PowerShares Chinese Yuan Dim Sum Bond Portfolio.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITIGROUP CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITIGROUP CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITIGROUP CUSTOM DIM SUM

124

(OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of each Underlying Index or any data included therein, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.

125

The aggregate brokerage commissions paid by each Fund during the fiscal years ended October 31, 2009, 2010 and 2011, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	None	None	None	10/11/2007
PowerShares Build America Bond Portfolio	None	None	N/A	11/16/2009
PowerShares CEF Income Composite Portfolio	$120,586	$55,674	N/A	02/16/2010
PowerShares Chinese Yuan Dim Sum Bond Portfolio	None	N/A	N/A	09/22/2011
PowerShares Convertible Securities Portfolio	None	N/A	N/A	05/23/2011
PowerShares DWA Developed Markets Technical Leaders Portfolio	$109,959	$37,219	$32,198	12/28/2007
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$1,151,918	$381,794	$88,132	12/28/2007
PowerShares Emerging Markets Infrastructure Portfolio	$175,771	$127,409	$42,363	10/15/2008
PowerShares Emerging Markets Sovereign Debt Portfolio	None	None	None	10/11/2007
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$39,641	$33,976	$8,417	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$57,384	$39,241	$27,319	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$72,901	$14,579	$7,413	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$267,256	$405,723	$90,875	09/27/2007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	None	None	$1,705	11/15/2007
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	None	N/A	N/A	09/12/2011
PowerShares Global Agriculture Portfolio	$46,171	$22,347	$10,951	09/16/2008
PowerShares Global Clean Energy Portfolio	$182,954	$116,970	$166,275	06/13/2007
PowerShares Global Coal Portfolio	$17,679	$6,948	$4,690	09/16/2008
PowerShares Global Gold and Precious Metals Portfolio	$8,628	$17,248	$8,055	09/16/2008
PowerShares Global Nuclear Energy Portfolio	$9,091	$12,451	$19,115	04/01/2008
PowerShares Global Steel Portfolio	$6,822	$10,011	$917	09/16/2008
PowerShares Global Water Portfolio	$88,863	$90,304	$79,479	06/13/2007
PowerShares Global Wind Energy Portfolio	$25,459	$16,703	$29,682	06/27/2008
PowerShares Ibbotson Alternative Completion Portfolio	$397	$10,700	$4,962	05/16/2008
PowerShares Insured California Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares Insured National Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares Insured New York Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares International Corporate Bond Portfolio	None	None	N/A	06/01/2010
PowerShares KBW Bank Portfolio	N/A	N/A	N/A	10/24/2011
PowerShares KBW Capital Markets Portfolio	N/A	N/A	N/A	10/24/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$6,160	N/A	N/A	11/30/2010
PowerShares KBW Insurance Portfolio	N/A	N/A	N/A	10/24/2011

126

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009	Date of Commencement of Investment Operations
PowerShares KBW International Financial Portfolio	$422	N/A	N/A	11/30/2010
PowerShares KBW Premium Yield Equity REIT Portfolio	$2,377	N/A	N/A	11/30/2010
PowerShares KBW Property & Casualty Insurance Portfolio	$105	N/A	N/A	11/30/2010
PowerShares KBW Regional Banking Portfolio	N/A	N/A	N/A	10/24/2011
PowerShares MENA Frontier Countries Portfolio	$109,807	$178,228	$146,331	07/07/2008
PowerShares Preferred Portfolio	$3,690	$2,435	$43,822	01/28/2008
PowerShares RiverFront Tactical Balanced Growth Portfolio	$34,215	$17,345	$4,754	05/16/2008
PowerShares RiverFront Tactical Growth & Income Portfolio	$26,231	$15,523	$5,425	05/16/2008
PowerShares S&P 500® High Beta Portfolio	$1,748	N/A	N/A	05/02/2011
PowerShares S&P 500® Low Volatility Portfolio	$13,335	N/A	N/A	05/02/2011
PowerShares S&P Emerging Markets High Beta Portfolio	N/A	N/A	N/A	02/06/2012
PowerShares S&P Emerging Markets Low Volatility Portfolio	N/A	N/A	N/A	01/10/2012
PowerShares S&P International Developed High Beta Portfolio	N/A	N/A	N/A	02/06/2012
PowerShares S&P International Developed High Quality Portfolio	$24,412	$52,010	$92,379	06/13/2007
PowerShares S&P International Developed Low Volatility Portfolio	N/A	N/A	N/A	01/10/2012
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$3,037	$600	N/A	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$2,159	$279	N/A	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$22,290	$436	N/A	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$4,881	$1,897	N/A	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$7,040	$2,581	N/A	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$1,494	$950	N/A	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$5,397	$967	N/A	04/05/2010
PowerShares S&P SmallCap Materials Portfolio	$474	$504	N/A	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$3,135	$984	N/A	04/05/2010
PowerShares Senior Loan Portfolio	$13,705	N/A	N/A	03/01/2011
PowerShares VRDO Tax-Free Weekly Portfolio	None	None	None	11/15/2007

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently offers shares of 58 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate

127

equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included

128

in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding

129

Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser, and included in Appendix B with respect to the Sub-Adviser, to this SAI. The Board will review periodically each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Trust's Form N-PX will also be available on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

130

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Convertible Securities Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed and a variable transaction fee, as discussed below; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

Creation Unit Aggregations of PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (previously defined as "Deposit Cash"), plus a fixed and/or variable transaction fee as discussed below. Due to various legal and operational constraints in certain frontier countries in the Middle East and North Africa, PowerShares MENA Frontier Countries Portfolio issues and redeems Shares at NAV in Creation Unit Aggregations in exchange for a significant Cash Component and an in-kind component consisting of Deposit Securities not subject to such constraints. If in-kind Creations are permitted or required, the

131

Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities. Such Funds reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

The Cash Component also is sometimes called the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "—Placement of Creation Orders Using Clearing Process" ) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see "—Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds). For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see "—Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds").

Procedures for Creation of Creation Unit Aggregations—All Funds. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the

132

NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the "Book Entry Only System" section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Procedures for Creation of Creation Unit Aggregations—Equity Funds. The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process—All Funds" and the "Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "Placement of Creation Orders Using Clearing Process—Domestic Equity Funds") or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see "Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds" and "Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds").

Procedures for Creation of Creation Unit Aggregations—Fixed Income Funds. Except as described below, the Distributor must receive all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), no later than the Closing Time in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a "cash-in-lieu" amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security

133

which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a "cash-in-lieu" amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process—All Funds" and the "Placement of Creation Orders Outside Clearing Process—Fixed Income Funds" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash-in-lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders from investors who are not APs to create Creation Unit Aggregations must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process—All Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

134

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the "regular way" settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the "regular way" settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the "regular way" settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See "Creation Transaction Fee" section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of

135

U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Placement of Creation Orders Outside Clearing Process—Fixed Income Funds. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time, on the contractual settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the creation order is deemed received by the Transfer Agent.

With respect to Funds that issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 2:00 p.m., Eastern time, on the contractual settlement date. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time, on the contractual settlement date, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the missing Deposit Securities.

136

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See "Creation Transaction Fee" section below.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or Sub-Adviser, as applicable, or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. BNYM can impose a fixed and a variable "Transaction Fee" on investors purchasing or redeeming Creation Units regardless of the number of creations made each day. The standard creation transaction fee is payable on orders processed through the normal Clearing Process. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed by BNYM for (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation Transaction Fee and the Maximum Creation Transaction Fee for each Fund are set forth in the chart below.

Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
PowerShares 1-30 Laddered Treasury Portfolio	$500	$2,000
PowerShares Build America Bond Portfolio	$500	$2,000
PowerShares CEF Income Composite Portfolio	$500	$2,000
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$500	See below(1)
PowerShares Convertible Securities Portfolio	$500	$2,000
PowerShares DWA Developed Markets Technical Leaders Portfolio	$1,500	$6,000
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$2,500	$10,000
PowerShares Emerging Markets Infrastructure Portfolio	$2,300	$9,200
PowerShares Emerging Markets Sovereign Debt Portfolio	$500	$2,000
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$7,500	$30,000
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$17,500	$70,000

137

Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$23,000	$92,000
PowerShares FTSE RAFI Emerging Markets Portfolio	$9,000	$36,000
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$500	$2,000
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$500	$2,000
PowerShares Global Agriculture Portfolio	$1,700	$6,800
PowerShares Global Clean Energy Portfolio	$1,500	$6,000
PowerShares Global Coal Portfolio	$1,000	$4,000
PowerShares Global Gold and Precious Metals Portfolio	$1,000	$4,000
PowerShares Global Nuclear Energy Portfolio	$750	$3,000
PowerShares Global Steel Portfolio	$2,500	$10,000
PowerShares Global Water Portfolio	$1,000	$4,000
PowerShares Global Wind Energy Portfolio	$500	$2,000
PowerShares Ibbotson Alternative Completion Portfolio	$500	$2,000
PowerShares Insured California Municipal Bond Portfolio	$500	$2,000
PowerShares Insured National Municipal Bond Portfolio	$500	$2,000
PowerShares Insured New York Municipal Bond Portfolio	$500	$2,000
PowerShares International Corporate Bond Portfolio	$500	$2,000	(2)
PowerShares KBW Bank Portfolio	$500	$2,000
PowerShares KBW Capital Markets Portfolio	$500	$2,000
PowerShares KBW High Dividend Yield Financial Portfolio	$500	$2,000
PowerShares KBW Insurance Portfolio	$500	$2,000
PowerShares KBW International Financial Portfolio	$500	$2,000
PowerShares KBW Premium Yield Equity REIT Portfolio	$500	$2,000
PowerShares KBW Property & Casualty Insurance Portfolio	$500	$2,000
PowerShares KBW Regional Banking Portfolio	$500	$2,000
PowerShares MENA Frontier Countries Portfolio	$6,500	$26,000	(3)
PowerShares Preferred Portfolio	$500	$2,000
PowerShares RiverFront Tactical Balanced Growth Portfolio	$500	$2,000
PowerShares RiverFront Tactical Growth & Income Portfolio	$500	$2,000
PowerShares S&P 500® High Beta Portfolio	$500	$2,000
PowerShares S&P 500® Low Volatility Portfolio	$500	$2,000
PowerShares S&P Emerging Markets High Beta Portfolio	See below	$5,000	(4)
PowerShares S&P Emerging Markets Low Volatility Portfolio	See below	$6,500	(4)
PowerShares S&P International Developed High Beta Portfolio	See below	$5,500	(4)
PowerShares S&P International Developed High Quality Portfolio	$3,000	$12,000
PowerShares S&P International Developed Low Volatility Portfolio	See below	$3,000	(4)
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Staples Portfolio	$500	$2,000
PowerShares S&P SmallCap Energy Portfolio	$500	$2,000
PowerShares S&P SmallCap Financials Portfolio	$500	$2,000
PowerShares S&P SmallCap Health Care Portfolio	$500	$2,000
PowerShares S&P SmallCap Industrials Portfolio	$500	$2,000
PowerShares S&P SmallCap Information Technology Portfolio	$500	$2,000
PowerShares S&P SmallCap Materials Portfolio	$500	$2,000
PowerShares S&P SmallCap Utilities Portfolio	$500	$2,000

138

Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
PowerShares Senior Loan Portfolio	$500	$2,000	(2)
PowerShares VRDO Tax-Free Weekly Portfolio	$500	$2,000

(1)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, APs may be required to pay a fixed fee and a variable transaction fee for purchasing or redeeming Creation Units. The purpose of the fixed fee and the variable transaction fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Creation and redemption transactions are subject to a fixed fee of $500 payable to BNYM. The purpose of the variable transaction fee is to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities, to cover spreads and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. The amount of the variable transaction fees will vary depending on the transaction expenses related to the Fund's portfolio securities and will not exceed 1.0% of the value of each Creation Unit. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the creation or redemption transaction fees. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the creation transaction fees.

(2)  PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio have an additional variable fee with respect to cash creations and redemptions of up to 0.50% of the value of the Creation Units to offset the Fund's brokerage and other transaction costs associated with purchasing securities in its Underlying Index.

(3)  With respect to PowerShares MENA Frontier Countries Portfolio, a variable creation and redemption transaction fee equal to 0.50% of the value of each Creation Unit is applicable to each transaction creation/redemption transaction in addition to the transaction fee discussed above.

(4)  APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. The purpose of the variable transaction fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Creation and redemption transactions for PowerShares S&P Emerging Markets Low Volatility Portfolio are subject to a maximum administrative fee of $6,500 payable to BNYM. Creation and redemption transactions for PowerShares S&P International Developed Low Volatility Portfolio are subject to a maximum administrative fee of $3,000 payable to BNYM. Creation and redemption transactions for the PowerShares S&P International Developed High Beta Portfolio are subject to a maximum administrative fee of $5,500 payable to BNYM. Creation and redemption transactions for the PowerShares S&P Emerging Markets High Beta Portfolio are subject to a maximum administrative fee of $5,000 payable to BNYM. The Fund may charge variable fees associated with cash creations, including but not limited to, commissions and costs due to slippage. These additional variable fees will be negotiated between the Adviser and the AP. The purpose of the variable transaction fee is to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities, to cover spreads and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events.

Redemption of Shares in Creation Unit Aggregations—All Funds. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If a Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on

139

redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as noted below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash if the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process—All Funds. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next

140

Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed to a Fund, to the Custodian no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP's delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP's agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP's delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105%

141

of the value of the missing Shares. The AP's agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Placement of Redemption Orders Outside Clearing Process—Fixed Income Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant (for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio, a DTC Participant with the ability to transact through the Federal Reserve System) that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of

142

the Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed, to the Transfer Agent no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday), orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

143

Regular Holidays. Each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares MENA Frontier Countries Portfolio and PowerShares S&P International Developed High Quality Portfolio, generally intend to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2012 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA

August 20	December 24

October 8	December 25

November 6

November 26

AUSTRALIA

January 2	April 9	November 6

January 26	April 25	December 24

March 12	June 11	December 25

April 5	August 6	December 26

April 6	October 1	December 31

AUSTRIA

January 6	May 17	October 26	December 26

April 6	May 28	November 1	December 31

April 9	June 7	December 24

May 1	August 15	December 25

144

BAHRAIN

January 1	October 25	December 17

May 1	November 14

August 19	November 22

August 20	December 16

BANGLADESH

January 17	July 1	August 20	December 25

February 5	August 9	October 24	December 31

February 21	August 15	October 28

March 26	August 16	November 25

June 4	August 19	December 16

BELGIUM

April 6	May 17	August 15	December 26

April 9	May 18	November 1

May 1	May 28	December 25

BENIN

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

BERMUDA

January 2	June 18	September 3	December 26

April 6	August 2	November 12

May 24	August 3	December 25

BOTSWANA

January 2	May 1	July 17	December 26

January 3	May 17	October 1

April 6	July 2	October 2

April 9	July 16	December 25

BRAZIL

January 20	February 22	July 9	November 15	December 31

January 25	April 6	September 7	November 20

February 20	May 1	October 12	December 24

February 21	June 7	November 2	December 25

BULGARIA

January 2	April 21	May 24	September 29	December 26

January 21	April 30	May 25	December 15	December 31

April 13	May 1	September 6	December 24

April 16	May 19	September 7	December 25

BURKINA-FASO

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

CANADA

January 2	May 21	September 3	December 26

January 3	June 25	October 8

February 20	July 2	November 12

April 6	August 6	December 25

CAYMAN ISLANDS

January 2	April 6	September 3	November 22

January 16	May 28	October 8	December 25

February 20	July 4	November 12

145

CHANNEL ISLANDS

January 2	May 1	June 5	November 12	December 31

January 16	May 7	July 4	November 22

February 20	May 9	August 27	December 24

April 6	May 28	September 3	December 25

April 9	June 4	October 8	December 26

CHILE

April 6	July 2	September 17	October 15	December 25

May 1	July 16	September 18	November 1	December 31

May 21	August 15	September 19	November 2

CHINA—SHANGHAI

January 2	February 20	June 22	October 8

January 3	April 2	July 4	November 12

January 16	April 3	September 3	November 22

January 23	April 4	October 1	December 25

January 24	April 6	October 2

January 25	April 30	October 3

January 26	May 1	October 4

January 27	May 28	October 5

CHINA—SHENZHEN

January 2	April 2	June 22	October 23

January 3	April 3	July 2	December 25

January 23	April 4	October 1	December 26

January 24	April 6	October 2

January 25	April 9	October 3

January 26	April 30	October 4

January 27	May 1	October 5

COLOMBIA

January 9	May 21	August 7	December 25

March 19	June 11	August 20

April 5	June 18	October 15

April 6	July 2	November 5

May 1	July 20	November 12

COSTA RICA

April 5	May 1	August 15	December 31

April 6	July 25	October 15

April 11	August 2	December 25

CROATIA

January 6	May 1	June 25	November 1	December 26

April 6	June 7	August 15	December 24	December 31

April 9	June 22	October 8	December 25

CYPRUS

January 6	April 9	April 17	August 15	December 25

February 27	April 13	May 1	October 1	December 26

April 6	April 16	June 4	December 24

CZECH REPUBLIC

April 9	July 5	December 24

May 1	July 6	December 25

May 8	September 28	December 26

DENMARK

April5	May 4	May 28	December 25

April 6	May 17	June 5	December 26

April 9	May 18	December 24	December 31

146

ECUADOR

January 2	April 6	August 10	December 6

February 20	May 24	October 9	December 25

February 21	July 25	November 2

EGYPT

January 1	April 16	August 19

January 8	April 25	August 20

January 25	May 1	October 25

April 15	July 23	November 15

The Egyptian market is closed every Friday.

ESTONIA

February 23	April 9	June 22	December 26

February 24	May 1	December 24	December 31

April 6	May 17	December 25

EUROMARKETS

December 25

FINLAND

January 6	May 1	December 6	December 26

April 5	May 17	December 24	December 31

April 6	June 22	December 25

FRANCE

April 6	May 8	August 15	December 26

April 9	May 17	November 1

May 1	May 28	December 25

GERMANY

April 6	May 17	October 3	December 26

April 9	May 28	December 24	December 31

May 1	June 7	December 25

GHANA

January 2	April 9	July 2	December 3	December 26

March 6	May 1	September 21	December 12

April 6	May 25	October 26	December 25

GREECE

January 6	April 13	August 15

February 27	April 16	December 25

April 6	May 1	December 26

April 9	June 4

GUINEA BISSAU

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

HONG KONG

January 2	April 4	July 2	December 25

January 23	April 6	October 1	December 26

January 24	April 9	October 2

January 25	May 1	October 23

HUNGARY

March 15	April 30	October 22	November 2	December 25

March 16	May 1	October 23	November 10	December 26

March 24	May 28	October 27	December 15

April 9	August 20	November 1	December 24

147

ICELAND

April 5	April 19	May 28	December 25

April 6	May 1	August 6	December 26

April 9	May 17	December 24	December 31

INDONESIA

January 23	August 17	November 15

March 23	August 20	November 16

April 6	August 21	December 24

May 17	August 22	December 25

May 18	October 26	December 31

INDIA

January 26	April 2	July 2	October 2	November 14

February 20	April 5	August 15	October 24	November 28

March 8	April 6	August 20	October 26	December 25

March 23	May 1	September 19	November 13

IRELAND

January 2	April 9	June 5	October 8	December 25

January 16	May 1	July 4	October 29	December 26

February 20	May 7	August 6	November 12	December 31

March 19	May 28	August 27	November 22

April 6	June 4	September 3	December 24

ISRAEL

March 8	April 26	September 18	October 7

April 6	April 27	September 25	October 8

April 12	July 29	September 26

April 13	September 16	September 30

April 25	September 17	October 1

The Israeli market is closed every Friday.

ITALY

January 6	May 1	December 25

April 6	August 15	December 26

April 9	November 1	December 31

April 25	December 24

IVORY COAST

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

JAPAN

January 2	April 30	September 17	December 31

January 3	May 3	October 8

January 9	May 4	November 23

March 20	July 16	December 24

JORDAN

January 1	August 20	October 29

February 4	August 21	November 15

May 1	October 25	December 25

August 19	October 28

KAZAKHSTAN

January 2	March 22	July 6

January 3	March 23	August 30

March 8	May 1	December 17

March 21	May 9

148

KENYA

April 6	June 1	December 25

April 9	October 26	December 26

May 1	December 12

KUWAIT

January 1	June 17	August 21	November 15

February 5	August 19	October 24

February 26	August 20	October 25

LATVIA

April 5	April 28	May 3	June 22	December 25

April 6	April 30	May 4	November 19	December 26

April 9	May 1	May 17	December 24	December 31

LEBANON

January 2	April 6	August 20	November 22

January 6	April 13	October 26	November 24

February 4	May 1	October 27	December 25

February 9	August 15	November 15

LITHUANIA

February 16	May 1	August 15	December 25

April 6	May 17	November 1	December 26

April 9	July 6	December 24	December 31

LUXEMBOURG

April 6	May 17	November 1

April 9	May 28	December 25

May 1	August 15	December 26

MALAYSIA

January 23	May 1	October 26

January 24	August 20	November 13

February 1	August 21	November 15

February 6	August 31	December 25

February 7	September 17

MALI

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

MALTA

February 10	May 1	September 21

March 19	June 7	December 13

April 6	June 29	December 25

April 9	August 15	December 26

MAURITIUS

January 2	February 7	March 23	September 20	December 25

January 23	February 20	May 1	November 2

February 1	March 12	August 15	November 13

MEXICO

February 6	April 6	November 19

March 19	May 1	December 12

April 5	November 2	December 25

149

MOROCCO

January 11	July 30	August 21	November 15

February 6	August 14	October 26

May 1	August 20	November 6

NAMIBIA

January 2	April 9	May 17	December 10

March 21	May 1	May 25	December 25

April 6	May 4	August 27	December 26

NETHERLANDS

April 6	May 1	December 25

April 9	May 17	December 26

April 30	May 28

NEW ZEALAND

January 2	April 6	June 4	December 26

January 3	April 9	October 22

February 6	April 25	December 25

NIGER

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

NIGERIA

January 2	April 9	October 1	December 26

April 4	May 1	October 26

April 6	May 29	December 25

NORWAY

April 4	April 9	May 28	December 26

April 5	May 1	December 24	December 31

April 6	May 17	December 25

OMAN

February 5	August 20	October 25	October 31

June 17	August 21	October 28	November 15

July 23	August 22	October 29	November 18

August 19	August 23	October 30	November 19

PAKISTAN

January 2	July 2	August 23	November 9

February 6	July 23	August 24	November 27

March 23	August 14	October 29	November 28

May 1	August 22	October 30	December 25

PALESTINE AUTONOMOUS AREA

January 1	August 19	August 22	October 30

May 1	August 20	October 28	November 15

June 17	August 21	October 29	December 25

PERU

April 5	June 29	November 1

April 6	August 30	December 25

May 1	October 8

150

PHILIPPINES

January 23	May 1	November 1	December 31

April 5	June 12	November 2

April 6	August 21	November 30

April 9	August 27	December 25

POLAND

January 6	May 1	August 15	December 25

April 6	May 3	November 1	December 26

April 9	June 7	December 24	December 31

PORTUGAL

February 21	April 25	June 13	November 1	December 26

April 6	May 1	August 15	December 24	December 31

April 9	June 7	October 5	December 25

QATAR

January 1	August 21	October 29

March 4	August 22	October 30

August 20	October 28	December 18

ROMANIA

January 2	June 4

January 3	August 15

April 16	December 25

May 1	December 26

RUSSIA

January 2	January 10	March 11	June 9

January 3	February 22	April 28	June 11

January 4	February 23	April 30	June 12

January 5	March 7	May 1	November 5

January 6	March 8	May 8	December 29

January 9	March 9	May 9	December 31

SAUDI ARABIA

August 20	August 26	October 27

August 21	September 23	October 28

August 22	October 23	October 29

August 25	October 24

SENEGAL

April 9	May 28	November 1

May 1	August 7	November 15

May 17	August 15	December 25

SERBIA

January 2	February 16	May 1

January 3	April 13	May 2

February 15	April 16	November 12

SINGAPORE

January 2	April 6	August 20	December 25

January 23	May 1	October 26

January 24	August 9	November 13

SLOVAKIA

January 6	May 1	August 29	December 25

April 6	May 8	November 1	December 26

April 9	July 5	December 24

151

SLOVENIA

January 2	April 9	May 2	October 31	December 26

February 8	April 27	June 25	November 1	December 31

April 6	May 1	August 15	December 25

SOUTH AFRICA

January 2	April 9	August 9	December 25

March 21	April 27	September 24	December 26

April 6	May 1	December 17

SOUTH KOREA

January 23	May 1	October 1	December 31

January 24	May 28	October 3

March 1	June 6	December 19

April 11	August 15	December 25

SPAIN

January 6	May 1	December 6

April 5	August 15	December 25

April 6	October 12	December 26

April 9	November 1

SRI LANKA

January 16	March 7	May 7	October 26	December 27

February 3	April 6	June 4	October 29

February 7	April 12	July 3	November 13

February 10	April 13	August 1	November 27

February 20	May 1	August 31	December 25

SWAZILAND

April 6	April 25	July 23	December 26

April 9	May 1	September 6

April 19	May 17	December 25

SWEDEN

January 5	April 9	May 17	December 24

January 6	April 30	June 6	December 25

April 5	May 1	June 22	December 26

April 6	May 16	November 2	December 31

SWITZERLAND

January 2	May 17	December 25

April 6	May 28	December 26

April 9	August 1	December 31

April 16	September 12

May 1	December 24

TAIWAN

January 19	January 24	January 27	April 4	December 31

January 20	January 25	February 27	May 1

January 23	January 26	February 28	October 10

THAILAND

January 2	April 13	June 4	December 5

January 3	April 16	August 2	December 10

March 7	May 1	August 13	December 31

April 6	May 7	October 23

TOGO

April 9	May 17	August 7	November 1	December 25

May 1	May 28	August 15	November 15

152

TRINIDAD & TOBAGO

January 2	April 6	June 19	September 24

February 20	April 9	August 1	November 13

February 21	May 30	August 20	December 25

March 30	June 7	August 31	December 26

TUNISIA

March 21	August 13

April 9	September 10

May 1	November 16

July 25

TURKEY

April 23	August 21	October 25

May 1	August 30	October 26

August 20	October 24	October 29

UGANDA

January 2	May 1	December 25

January 3	October 9	December 26

January 6	October 26

UKRAINE

January 2	March 8	May 2	June 28

January 3	April 16	May 9	August 24

January 9	May 1	June 4

UNITED ARAB EMIRATES—ADX and DFM Markets

January 1	August 20	October 28	December 3

June 17	August 21	November 15

August 19	October 25	December 2

UNITED ARAB EMIRATES—NASDAQ Dubai

January 1	June 17	September 3	November 15

January 2	July 4	October 8	November 22

January 16	August 19	October 25	December 2

February 20	August 20	October 28	December 3

May 28	August 21	November 12	December 25

UNITED KINGDOM

January 2	April 9	June 4	September 3	December 25

January 16	May 1	June 5	October 8	December 26

February 20	May 7	July 4	November 12

April 6	May 28	August 27	November 22

UNITED STATES

January 2	April 6	September 3	November 22

January 16	May 28	October 8	December 25

February 20	July 4	November 12

URUGUAY

January 6	April 5	May 1	July 18	December 25

February 20	April 6	May 21	October 15

February 21	April 23	June 19	November 2

VENEZUELA

January 9	April 5	May 21	July 24	December 25

February 20	April 6	June 11	August 13

February 21	April 19	July 2	October 12

March 19	May 1	July 5	November 5

153

VIETNAM

January 2	January 25	April 2	September 3

January 23	January 26	April 30

January 24	January 27	May 1

ZAMBIA

January 2	April 6	May 25	August 6

March 8	April 9	July 2	October 24

March 12	May 1	July 3	December 25

ZIMBABWE

January 2	April 9	May 28	September 3	December 25

January 16	April 18	July 4	October 8	December 26

February 20	May 1	August 13	November 12

April 6	May 25	August 14	November 22

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2012*

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Brazil	02/15/12	02/23/12	8
	02/16/12	02/24/12	8
	02/17/12	02/27/12	10
China	01/18/12	01/30/12	12
	01/19/12	01/30/12	11
	01/20/12	01/30/12	10
	02/20/12	02/27/12	7
	02/21/12	02/27/12	6
	09/24/12	10/04/12	10
	09/25/12	10/05/12	10
Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10
Denmark	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
Egypt	08/15/12	08/23/12	8
	08/16/12	08/23/12	7
	08/17/12	08/23/12	6
Finland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Germany	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

154

Country	Trade Date	Settlement Date	Number of Days to Settle
Hong Kong	01/18/12	01/20/12	8
	01/19/12	01/27/12	8
	01/20/12	01/30/12	10
	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
Indonesia	08/14/12	8/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Ireland	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
Israel	09/13/12	09/23/12	10
Italy	12/24/12	01/01/13	8
Japan	12/28/11	01/04/12	7
	12/29/11	01/04/12	6
	12/30/11	01/04/12	5
	04/27/12	05/07/12	10
	05/01/12	05/07/12	6
	05/02/12	05/07/12	5
Malaysia	01/31/12	02/08/12	8
	02/02/12	02/08/12	6
	02/03/12	02/08/12	5
Norway	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Poland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Portugal	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10
Russia	12/28/11	01/10/12	13
	12/29/11	01/10/12	12
	12/30/11	01/10/12	11
	03/05/12	03/12/12	7
	03/06/12	03/12/12	6
	03/07/12	03/12/12	5
	06/06/12	06/13/12	7
	06/07/12	06/13/12	6
	06/08/12	06/13/12	5

155

Country	Trade Date	Settlement Date	Number of Days to Settle
South Africa	12/26/11	01/03/12	8
	12/27/11	01/04/12	8
	12/28/11	01/05/12	8
	12/29/11	01/06/12	8
	12/30/11	01/09/12	10
	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
South Korea	12/18/12	12/26/12	8
Spain	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Sweden	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Switzerland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	8
Taiwan	01/17/12	01/27/12	10
	01/18/12	01/30/12	12
Turkey	10/19/12	10/30/12	11
	10/22/12	10/31/12	9
	10/23/12	11/01/12	9

*  Holidays are subject to change without further notice.

156

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process for equity securities.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

157

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.		Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate

158

income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year and any undistributed amounts from the prior year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. Some of the Funds expect to be eligible to make such designations with respect to a substantial amount of the income they receive. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder's state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio will not be deductible for U.S. federal income tax purposes.

Certain of the Funds may make investments that are subject to special U.S. federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains and distributions of income from securities lending, generally are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

159

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal "branch profits" tax, or the "excess net passive income" tax.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts and character of its distributions for tax purposes.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains also may be subject to state and local taxes.

Any market discount recognized by the Funds on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds' disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are derived from tax-exempt bonds, and that are properly designated as exempt-interest dividends,

160

generally will not be subject to U.S. withholding tax. However, shareholders who are nonresident aliens or foreign entities generally will not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of an individual shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. generally will be subject to U.S. federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2012 (or later date if extended by the U.S. Congress), a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. Nonresident aliens also may be subject to U.S. estate tax.

Certain of the Funds' investments may be classified as PFICs for U.S. federal income tax purposes. The Funds generally intend to elect to "mark-to-market" these investments at the end of each taxable year. By making this election, the Funds will recognize as ordinary income any increase in the value of such Shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Funds have elected to mark-to-market will be ordinary income. By making the mark-to-market election, the Funds may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Funds may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Funds do not make the "mark-to-market" election with respect to an investment in a PFIC, the Funds could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Funds' shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. Each Fund that meets this requirement intends to make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund's election to "pass-through" amounts of

161

foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Fund's gains and losses from the sale of securities, and currency gains and losses, generally will be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund also may be limited by applicable holding period requirements.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

California State Tax Considerations for PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term

162

capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

New York State and City Tax Considerations for PowerShares Insured New York Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

163

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

164

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW International Financial Sector Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

With respect to PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, dividends from net investment income, if any, ordinarily are declared and paid annually.

With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Convertible Securities Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

165

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

Except for new Funds (as identified below), the audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2011 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio commenced operations after the fiscal year ended October 31, 2011. Financial information for these Funds therefore is not available. The audited financial statements for the new Funds will appear in the Trust's Annual Report to shareholders when available. You may request a copy of the Trust's Annual Report at no charge by calling 800.983.0903 during normal business hours.

166

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares' proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Conflict of Interest

Invesco PowerShares maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), Invesco PowerShares or Invesco PowerShares's affiliates, from having undue influence on Invesco PowerShares's proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Invesco PowerShares, when a client of Invesco PowerShares is involved in a proxy contest (such as a corporate director), or when one of Invesco PowerShares's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, Invesco PowerShares either will vote in accordance its written policies or engage an independent fiduciary as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

A-1

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-2

APPENDIX B

I.1. PROXY POLICIES AND PROCEDURES—INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. ("Invesco"). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco's retail funds.

A.  POLICY STATEMENT

Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

Invesco believes that it has a duty to manage clients' assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.

Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

Voting of Proxies

Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the "Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements" section below.

Best Economic Interests of Clients

In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

B.  OPERATING PROCEDURES AND RESPONSIBLE PARTIES

RiskMetrics' Services

Invesco has contracted with RiskMetrics Group ("RiskMetrics," formerly known as ISS), an independent third party service provider, to vote Invesco's clients' proxies according to RiskMetrics' proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco's clients. This may include a review of RiskMetrics' Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.

Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco's fixed income clients hold interests in preferred stock of companies and some of Invesco's stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco's clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled "Best Economic Interests of Clients," above.

The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled "RiskMetrics' Services," above.

Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation

When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the "Conflicts of Interest" section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

Override of RiskMetrics' Recommendation

There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.

The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:

(1)  describe any real or perceived conflict of interest,

(2)  determine whether such real or perceived conflict of interest is material,

(3)  discuss any procedure used to address such conflict of interest,

(4)  report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)  include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast

In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco's clients. For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco's affiliates. Accordingly, no Invesco person may put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:

•  Business Relationships—where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•  Personal Relationships—where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•  Familial Relationships—where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics' general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco's client(s) for direction as to how to vote the proxies.

In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the

Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.

In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

In addition, members of the Proxy Committee must notify Invesco's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

C.  RECORDKEEPING

Records are maintained in accordance with Invesco's Recordkeeping Policy.

Proxy Voting Records

The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.